Exhibit 10.2

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CONTRACT No.: VSM-GPS-065-2013

AGREEMENT FOR THE PURCHASE OF COMMODITIES (CRUDE OIL)

SPECIAL CONDITIONS

These are the Special Conditions of Contract VSM-GPS-065-2013, hereinafter the “Agreement”. The Agreement will be governed by the Special Conditions set forth below. Conditions not provided in the Special Conditions shall be governed by the provisions in the clauses of the General Conditions.

THE PARTIES:

BUYER
Name	ECOPETROL S.A.
Founded by	Decentralized entity of the national order, created by Law 165 of 1948, NIT 899-999-068-1, organized as Mixed Economy Company based on the provisions of Article 2 of Law 1118 of 2006, attached to the Ministry of Mines and Energy, domiciled in Bogotá D.C., whose Bylaws are integrally contained in Public Deed No. 5314 of December 14, 2007 and its subsequent amendments, all granted before the Second Notary Public of the Notary Circuit of Bogotá DC., and registered with the Chamber of Commerce of Bogotá D.C., hereinafter and for purposes of this Agreement referred to as the “BUYER”.
Address	Carrera 7 # 37-69 7th Floor, Bogotá, D.C.
NIT	899.999.068-1
Represented by	Ramiro Castrillón Cardona
Identification	79.489.930
Issued in	Bogotá
Position	Alternate Manager of Planning and Supply
Telephone	(57)(1)234-4606

SELLER
Name	PETROLIFERA PETROLEUM (COLOMBIA) LIMITED
Founded by	Hereinafter the “SELLER”, represented herein by ALEJANDRA ESCOBAR HERRERA, identified with CC No. 52.646.943 and ALCIDES GONZALEZ MORENO, identified with CC 19.387.536, acting in their capacity of Legal Representatives of SELLER and duly authorized to enter into this Agreement, as evidenced by the Certificate of Incorporation and Legal Representation attached hereto and who state that neither they nor the Company and the branch in Colombia that they represent, are subject to any disqualification or incompatibility provided for in the Constitution or in the Law, that would prevent the execution of this Agreement.
Address	Calle 113 No. 7-80, 17th Floor, Bogotá D.C.
NIT	900.139.306-1
Represented by	ALEJANDRA ESCOBAR HERRERA – ALCIDES GONZALEZ MORENO
Identification	52.646.943 – 19.387.536
Issued in	Bogotá
Position	Legal Representative – Special Proxy
Telephone	(57) 1 6585757

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SPECIAL CONDITIONS

1.	That on the twenty-seventh (27th) of June two thousand and five (2005), the National Hydrocarbons Agency (ANH) and SELLER entered into a Contract for the Exploration and Exploitation of Hydrocarbons called Chaza.

2.	That on the thirtieth (30th) of September two thousand and two (2002), ECOPETROL S.A. and SELLER entered into an Association Contract called Guayuyaco.

3.	That SELLER declares under penalty of perjury, which is understood implicitly with the signing of this document, that it owns fifty percent (50%) of the production of crude from the Chaza field and thirty-five percent (35%) of the Guayuyaco field (hereinafter the "Fields") which will be committed in this Agreement, after deducting the amount of the royalty percentage.

4.	That by Public Deed No. 1682 of the Sixth (6th) Notary Public of Bogotá D.C., of the second (2nd) of March, 2007, registered on the seventh (7th) of March, 2007, under No. 144736 of Volume 6, authentic copies were legalized of the incorporation of PETROLIFERA PETROLEUM (COLOMBIA) LIMITED domiciled in Barbados of its bylaws and the resolution that agreed on the establishment of a branch in Colombia.

5.	That by Public Deed No. 7814 of the Ninth (9th) Notary Public of Bogotá D.C. of the first (1st) of November, registered on the eighth (8th) of November, 2012, under number 00216638 of Volume IX, by virtue of the merger between parent of SOLANA PETROLEUM EXPLORATION (COLOMBIA) LIMITED (ABSORBED ENTITY) with the parent of PETROLIFERA PETROLEUM (COLOMBIA) LIMITED (ABSORBING ENTITY), the branch SOLANA PETROLEUM EXPLORATION (COLOMBIA) LIMITED is incorporated within the aforementioned.

6.	That for purposes of executing this Agreement, SELLER has a contract with CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S., whose purpose is the transportation service of liquid hydrocarbons in the Trans Andean Pipeline (Oleoducto Transandino - “OTA”) and Mansoya-Orito Pipeline (Oleoducto Mansoya-Orito - “OMO”).

7.	That the contract entered into between SELLER and CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S. is a prerequisite for the signing of this Agreement.

8.	That for purposes of executing this Agreement, SELLER has or will have an agreement with the VICE-PRESIDENCY OF PRODUCTION of ECOPETROL S.A. whose purpose is the unloading service at the Dina Station and that this Agreement is an essential consideration when entering into this Agreement.

9.	That on the fourteenth (14th) of November two thousand and thirteen (2013) a meeting was held by BUYER at which the trading conditions for the purchase of crude from the Guayuyaco Association Contract and of the Chaza Block from PETROLIFERA PETROLEUM (COLOMBIA) LIMITED were reviewed.

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I.	PURPOSE AND QUANTITIES

BUYER undertakes to purchase up to one hundred percent (100%) of the crude oil owned by SELLER produced under the Guayuyaco Association Contract, and the Chaza E & P owned by SELLER and SELLER in turn undertakes to sell and deliver up to one hundred percent (100%) of its crude, produced under such contracts. This Agreement does not include the volume of crude for the concept of royalties.

II.	DESTINATION OF THE CRUDE

BUYER will allocate the crude acquired at the Tumaco Station for export through the port of Tumaco and the crude received at the Dina and Vasconia Stations to export through the port of Coveñas. BUYER may additionally: i) allocate the crude subject to the Agreement to export through other ports and/or ii) allocate it for refining, notifying SELLER in writing.

Receiving the volumes to fulfil the purpose of this Agreement is subject to:

i.	The signing of the relevant pipeline transport contract with CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S., or whoever substitutes it.

ii.	The availability of receiving facilities and scheduled transportation by CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S., or whoever substitutes it.

iii.	The execution of the respective contracts or receipt agreements for downloading crude at the Dina Station.

III.	TERM OF EXECUTION

As of the first (1st) of December two thousand and thirteen (2013) and up to the thirtieth (30th) of November two thousand fourteen (2014).

IV.	PRICE

A. For crude exported as South Blend Crude through the Port of Tumaco and received in the Tumaco Plant:

Crude Price =	Marker – Port Operation Fee – Marketing Fee

Each of the above terms is described below:

Marker: Refers to the average price of exports of South Blend Crude in USD / barrel made by the Management of International Trade of ECOPETROL S.A. (including crude traded for the affiliates) in the month of deliveries through the Port of Tumaco. This price will be reported by BUYER. If there have been no exports for the month of deliveries, the Parties shall apply as provisional and final price the price defined in the Billing and Payment Clause. The reference quality of the South Blend is 29.3° API and 0.62% Sulfur (S).

Port Operation Fee: corresponds to a value of point seven zero one six U.S. Dollars per barrel (USD 0.7016 / Bl).

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Marketing Fee: corresponds to a value of two U.S. Dollars per barrel (USD 2.00 / Bl).

B. For crude oil received at the Dina Station and exported through the port of Coveñas:

Crude Price =	Marker – Transport (Delivery Site/Shipping Port) – Transport Tax – Port Operation Fee – Marketing Fee

Each of the above terms is described below:

Marker: Corresponds to the average export price of Vasconia Blend in USD/Bl made by Management of International Trade of ECOPETROL S.A. (including crude traded for the affiliates) in the month of deliveries. This price will be provided by BUYER. If there have been no exports for the month of deliveries, the Parties shall apply as Marker the average daily quote for Vasconia crude reported by Platt’s and Argus for the month of the deliveries. The quality reference of Vasconia crude is 24.8° API and 0.95% Sulfur (S).

Transport (Delivery Site/Shipping Port): This is determined as the sum of the fees established by the Ministry of Mines and Energy for the pipelines between Tenay and Coveñas. The pipeline transport fees shall be adjusted yearly for the “Phi” Factor as established by the Ministry of Mines and Energy. The fees to be applied for the year 2013 are:

Section	Approving Resolution	MME Base 100% Rate USD/Bl
Tenay – Vasconia	OAM	2.6788
Vasconia – Coveñas ODC	ODC	1.7705
Total Transport		4.4493

The above fee will be modified once the system’s new fee is approved, based on the methodology for setting fees defined by the Ministry of Mines and Energy in Resolutions 124386 and 124547 of 2010 or those rules as modified, add to or replace same. For the foregoing BUYER shall notify SELLER of the new fee approved.

Transport Tax: Determined in accordance with the provisions of Article 52 of the Petroleum Code of Colombia (or the regulation that replaces it) for the transport systems indicated in the previous section, as follows:

Section	MME Fee USD/Bl	% Transport Tax	Transport Tax USD/Bl
Tenay –Vasconia	2.6788	2%	0.0536
Vasconia – Coveñas ODC	1.7705	2%	0.0354
Total Tax	4.4493		0.0890

Port Operation Fee: Corresponds to a value of point six two eight eight US Dollars per barrel (USD/Bl 0.6288).

Marketing Fee: Corresponds to a value of two US Dollars per barrel (USD/Bl 2.00).

C. For crude exported through Ecuador:

Crude Price =	Marker – Transport (Delivery Site/Shipping Port) – Transport Tax –Marketing Fee

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Each of the above terms is described below:

Marker: Corresponds to the real weighted average price of the exports made by BUYER of crude exported in the month of deliveries or in those which include crude dispatched by BUYER through the corresponding port associated with the deliveries. If during the month of the deliveries exports are not made through the corresponding port, the price of the following export made and which includes crude belonging to SELLER will be applied.

Transport (Delivery Site/Shipment Port): This is determined as the sum of the following fees:

Section	Approving Resolution	MME Base 100% Rate USD/Bl

Orito – San Miguel (OSO)	124572	2.4147
La Ye - Orito (OMO)	124560	0.5608
Total Transport		2.9755

•	In the event that the contingency fee reported by CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S or whoever substitutes it, is given, this shall be used.

•	Furthermore, the fee charged by PETROECUADOR and/or Heavy Oil Pipeline (Oleoducto de Crudos Pesados – “OCP”) for the transport of crude between San Miguel and the corresponding port, will be transferred to SELLER.

Transport Tax: Determined in accordance with the provisions of Article 52 of the Petroleum Code of Colombia for the national transport systems indicated in the previous section. For the Ecuadorian section the respective tax, if applicable, will be taken into account from the delivery site to the shipment port.

Section	MME Fee USD/Bl	% Transport Tax	Transport Tax USD/Bl
Orito – San Miguel (OSO)	2.4147	2%	0.0483
La Ye – Orito (OMO)	0.5608	2%	0.0112
Total Tax	2.9755		0.0595

Marketing Fee: Corresponds to a value of two US Dollars per barrel (USD/Bl 2.00).

D. For crude oil received in Vasconia:

Crude Price =	Marker – 7.5 USD / BL

Each of the above terms is described below:

Marker: Corresponds to the average export price of Vasconia Blend in USD/Bl made by Management of International Trade of ECOPETROL S.A. (including crude traded for the affiliates) in the month of deliveries. This price will be provided by BUYER. If there have been no exports for the month of deliveries, the Parties shall apply as Marker the average daily quote for Vasconia crude reported by Platt’s and Argus for the month of the deliveries. The quality reference of Vasconia crude is 24.8° API and 0.95% Sulfur (S).

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V.	BILLING AND PAYMENT

In all cases, 100% payment will be made in U.S. Dollars and shall be made at thirty (30) calendar days following the filing of invoices.

PARAGRAPH ONE. For deliveries to the Port of Tumaco: Crude deliveries will be billed according to provisional volumes and prices reported by the Coordination of Crude Purchases of ECOPETROL S.A. during the first six (6) business days following the end of the month of deliveries. Billing will be subsequently adjusted based on the volumes compensated in official compensated volumes document prepared by CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S. or its substitute.

After receiving the volumetric compensation, SELLER is responsible for the billing and filing in the Accounts Payable office of BUYER the respective adjustments within the following three (3) business days after receipt of the volumetric compensation, taking into account the authorization (order number and position) and the dates of receipt by ECOPETROL accounts payable.

For months in which there are no exports of South Blend through the Port of Tumaco, the provisional price shall correspond to the weighted average by volume reported in the trade balance for the last month in which there have been exports of South Blend or the blend exported through the port of Tumaco.

For the respective adjustments to the invoice, the final volumes volumetrically compensated by CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S. or its substitute will be taken into account, at the final average price weighted by volume of the export of South Blend or the blend exported through the Port of Tumaco of the month of deliveries or in the event that there have been no exports in the month of the deliveries for the following month in which exports are made. After sending the results of the volumetric compensation exercise, BUYER has ten (10) calendar days to request adjustments if applicable.

According to the conditions of this Agreement, no payments will be made for volumes not received in the Tumaco plant.

VI. DELIVERY POINT(S)

DELIVERY POINT(S): BUYER and SELLER agree that the Delivery Point(s) and the transfer of the ownership of the crude subject to this purchase will be: i) The input flange of the main tanks of the Tumaco Plant for crude exported as South Blend; ii) The input flange of the discharge line of the Tank Trucks of the Dina Station; iii) The input flange of the tanks of the Orito Station for crude exported through Ecuador; and iv) The input flange of the discharge line of the tanks of the Vasconia Station. At all these points, the delivery shall be made with tank metering and/or flow meter, following the procedures set forth in the Metering Clause of the General Conditions and exhibits.

MEASUREMENT OF QUANTITY. Volume will be settled as Net Standard Volume (NSV) and shall be understood to be the total volume of all petroleum liquids, excluding sediment and water (BSW) at a standard temperature of 60° F. The metering can be performed with dynamic or static metering, using the methods described in the MMH. The volume, over which the crude delivered by SELLER at the input flange at the Tumaco Plant will be the volume that results from application of the volumetric compensation and sent by CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S. or its substitute. For crude delivered to the Dina Station with destination Coveñas and the Orito Station for crude exported through Ecuador this will be done at the input flange of the respective station.

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VII.	QUALITY SPECIFICATIONS

The quality of the crude received shall be certified by SELLER through the Delivery Point; however, this will be verified by BUYER at the Delivery Point and shall comply with the following quality specifications:

Field	Minimum °API	Maximum SULFUR (% by weight)	Maximum BSW (% by volume)	Maximum SALT (Lb/1,000 Bls)
Santana y Guayuyaco	25.0°	0.70	0.50	20.0
Chaza	29.0°	0.41	0.50	20.0

VIII.	NOTICES

All notices, requests, notifications or communications that the Parties have to send each other under this Agreement shall be in writing and shall be deemed made from the time that the respective document is filed at the address indicated below.

BUYER

ECOPETROL S.A.

Gerencia de Planeación y Suministro

Bernardo Castro Castro

Carrera 7 No. 37-69 Piso 7, Bogotá D.C.

Teléfono (+57) 1 234 4606

Fax (+57) 1 234 4869

SELLER

PETROLIFERA PETROLEUM COLOMBIA LIMITED.

Carlos Felipe Marín / Juan Carlos Buitrago

Gerencia Comercial

Calle 113 No. 7-80, piso 17

Teléfono (+57) 6585757

Fax (+57) 2139327

Communications sent by fax shall be deemed effected after receiving the message of successful communication of the machine where its sending originates.

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In witness of the above, the Parties sign on the first (1st) of December two thousand and thirteen (2013).

SELLER	BUYER

/s/ Alejandra Escobar Herrera	/s/ Ramiro Castrillon Cardona
ALEJANDRA ESCOBAR HERRERA	RAMIRO CASTRILLON CARDONA
Legal Representative	Alternate Manager of Planning and Supply

Alcides Gonzalez Moreno
ALCIDES GONZALEZ MORENO
Special Proxy

Exhibit 1.	Model Certification of Application of LA/FT Prevention Standards for Companies required to adopt LA/FT prevention systems.
Exhibit 2.	Certificate of Share Ownership of Associates, Shareholders, Partners with more than 5% stake in the share capital.
Exhibit 3.	Reimbursable Expenses Procedure. Delivered on CD.
Exhibit 4.	Hydrocarbons Metering Manual (MMH) of ECOPETROL S.A. Delivered on CD.
Exhibit 5.	Volumetric Integrator User Manual of ECOPETROL S.A. Delivered on CD.
Exhibit 6.	Guide for the Administration and Management of Contracts and/or Agreements of ECOPETROL S.A. Delivered on CD.
Exhibit 7.	General Condition

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EXHIBIT No. 1

MODEL CERTIFICATION OF APPLICATION OF THE LA/FT REGULATIONS FOR COMPANIES OBLIGED TO ADOPT THE LA/FT PREVENTION SYSTEMS

ONLY OBLIGATORY FOR COUNTERPARTIES WHO BY REASON OF LEGAL REGULATIONS ARE OBLIGED TO ADOPT LA/FT PREVENTION SYSTEMS

The purpose of this document is to certify before ECOPETROL S.A. that our entity has a SYSTEM FOR THE PREVENTION AND CONTROL OF LAUNDERING OF ASSETS AND FINDING OF TERRORISM, which fully complies with applicable Colombian regulations.

Therefore I, the undersigned, ___________________, in my capacity of legal representative of ____________________ (THE ENTITY) hereby CERTIFY that:

1.	THE ENTITY complies with the Colombian rules and regulations related to the prevention and control of laundering of assets and financing of terrorism that are applicable to it.

Yes         No

2.	THE ENTITY has in place the appropriate policies, manuals and procedures for the prevention and control of laundering of assets and financing of terrorism that are in full compliance with the regulations in force that are applicable to it.

Yes         No ___

3.	Has THE ENTITY been involved in investigations for violation of the laws related to the Laundering of Assets and Financing of Terrorism?

Yes ___ No

4.	Has THE ENTITY or any of its employees or directors been sanctioned for violation of the laws related to the Laundering of Assets and Financing of Terrorism?

Yes ___ No

Please fill out the following details of the complying officer or employee:

Name:
Telephone:
Email:
Address:

We declare that we authorize ECOPETROL S.A., either directly or through the persons it appoints, to verify and confirm the information provided herein including the effective application of the SYSTEM FOR THE PREVENTION AND CONTROL OF LAUNDERING OF ASSETS AND FINDING OF TERRORISM within our entity.

Comments:

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EXHIBIT No. 2

CERTIFICATE OF SHAREHOLDINGS OF ASSOCIATES, SHAREHOLDERS AND PARTNERS WITH A PARTICIPATION OF MORE THAN FIVE PERCENT (5%) IN THE CAPITAL STOCK

THIS CERTIFICATION IS ONLY REQUIRED IN THE CASE OF LEGAL ENTITIES WHICH, BY THEIR NATURE, THEIR SHAREHOLDERS OR ASSOCIATES DO NOT FIGURE IN THE CERTIFICATE OF THE CHAMBER OF COMMERCE

I hereby certify that the associates, shareholders or partners who have more than a FIVE PERCENT (5%) participation in the capital stock of the entity that I represent are the individuals or legal entities that appear in the list below:

3NAME OF SHAREHOLDER, PARTNER OR ASSOCIATE	IDENTIFICATION	NUMBER OF SHARES, QUOTAS OR OUTSTANDING INTEREST	PARTICIPATION IN THE CAPITAL STOCK (%)

I hereby certify that the real and controlling beneficiaries1 of the entity that I represent are the following individuals:

Name	Identification

Name of the entity:
NIT:
Name of the legal representative:
Identification Number
Signature of the legal representative

1 “Real” or “controlling” beneficiary is understood to be any person or group of persons which, directly or indirectly, by itself or through intermediaries, by contract, agreement or any other means, has in respect of a share of quota of a company, or may come to have, deciding or controlling capacity over the company.

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 EXHIBIT No. 3

Ecopetrol	Guideline for Management of Reimbursable Expenditures
Provisioning Management Strategic Directorate for Provisioning
	GAB-G-006	Developed 27/06/2013	Version: 2

1.	Objective

To establish the activities to be performed by officers responsible for the process, management, administration and payment of Reimbursable Expenditures derived from contracts concluded by Ecopetrol S.A in fulfilling its corporate object.

2.	Glossary

Contract Manager: See Guidelines for the Administration and Management of Contracts and Arrangements.

Withholding Agent: See Tax Guide for Mandates and Reimbursable Expenditures.

Authorized Official: See Ecopetrol’s Procurement Handbook.

Requesting Official: See the Guideline for the Management and Administration of Contracts and Arrangements.

Administrative Management: See the Guideline for the Management and Administration of Contracts and Arrangements.

Technical Management: See the Guideline for the Management and Administration of Contracts and Arrangements.

Principal: See Tax Guide for Mandates and Reimbursable Expenditures.

Agent: See Tax Guide for Mandates and Reimbursable Expenditures.

Mandate: See Tax Guide for Mandates and Reimbursable Expenditures.

3.	Development

This Guideline applies to all involved in the processing, management, administration and payment of Reimbursable Expenditures derived from any contract concluded by Ecopetrol S.A.

Form 012

Copyrights reserved for Ecopetrol S.A. Any reproduction, copy or digital transmission of this publication is prohibited without prior written permission. The reproduction, copy or digital transmission of any paragraph of this publication is prohibited without prior written permission or in accordance with the laws governing copyrights and the current legislation.

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For the purposes of this document, Reimbursable Expenditures are defined as the instrument recognizing the costs of certain ancillary activities not directly linked to the purpose and scope of the contract either because there is no certainty of the spending or because it is no possible to accurately assess the amount of the spending by the time the official budget is elaborated or by the time of structuring the offer.

Under the modality of Reimbursable Expenditures and pursuant to a mandate without representation the Contractor should implement all commitments undertaken at its own expense and Ecopetrol S.A. should reimburse the costs incurred and authorized in advance after fulfilling the requirements herein set out.

Reimbursable Expenses are of ancillary nature and are not included in the value of the contract and consequently those expenses are neither within the scope of the purpose of the contract nor within the scope of activities of the Contractor or of its commercial establishment. Reimbursable Expenses cannot remunerate or pay any activities not included within the initial scope of the contract because of budgetary or planning reasons and in case where such activities are necessary they should be incorporated through an additional contract.

Within that context, any Reimbursable Expenditure for activities such as administrative support to the Contractor (secretary and messenger services or stationery), maintenance of its infrastructure, communication systems, utility payments or any other expense alike should not be recognized.

Given the fact that Reimbursable Expenses are not included in the value of the contract those expenses are not a basis for the calculation of withholding taxes, value added tax, stamp tax or industry and commerce tax.

3.1	Relevant Aspects for the Inclusion of Reimbursable Expenditures

3.1.a.	Inclusion of Reimbursable Expenditures

a.	During the planning of the contractual arrangement the Requesting Official should assert whether it is necessary to:

•	Include Reimbursable Expenditures, in which case all items to be included should be listed.

•	Agree on any cost for the management of Reimbursable Expenses (which should not exceed 5% of Reimbursable Expenses).

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An official with rank higher than the Requesting Official should approve i) the Reimbursable Expenses exceeding 10% of the official budget estimate, or ii) the convenience to agree on any cost for the management of Reimbursable Expenses.

Note 1. In case of contracts of undefined value, the inclusion of Reimbursable Expenditures should be based on budgetary arguments.

Note 2. In case where costs for the management of Reimbursable Expenses are foreseen those costs should be included in the value of the contract.

b.	The contract should include the value or the percentage corresponding to Reimbursable Expenditures, the list of items comprising the Reimbursable Expenditures and the percentage of its management costs (if any).

c.	The agreement on Reimbursable Expenditures should be supported by the budget.

d.	Prior to incur in any expense on the items listed as Reimbursable Expenditures the Contractor should obtain specific written authorization by the Contract Manager.

e.	If during the performance of the contract the need arises to amend the value or percentage corresponding to Reimbursable Expenditures the contract should be amended prior approval by an official with rank higher than the Requesting Official.

The value of Reimbursable Expenditures should not be augmented by more than one hundred percent (100%) of the initial value of this item.

3.1.b.	Role Played by the Technical Manager and the Contract Manager regarding Reimbursable Expenditures

Prior the approval of Reimbursable Expenditures by the Contract Manager the Technical Manager should:

a.	Examine the necessity of those expenditures and the conformity with what was agreed on the contract.

b.	Obtain at least three (3) price quotes for the items (supplies, services) that will be paid as Reimbursable Expenditures (except for (i) travel expenses, (ii) regulated tariffs and (iii) sole suppliers), which should be issued by different suppliers belonging neither to the same business group of the Contractor nor to a sole business group.

Form 012

Copyrights reserved for Ecopetrol S.A. Any reproduction, copy or digital transmission of this publication is prohibited without prior written permission. The reproduction, copy or digital transmission of any paragraph of this publication is prohibited without prior written permission or in accordance with the laws governing copyrights and the current legislation.

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c.	In case where any doubt arises regarding the price quotes of the items (supplies, services) vis-à-vis their market price an opinion from the Directorate of Shared Services should be requested through the Unit of Shared Purchases Services or its equivalent regarding the favorableness of the price quotes.

3.2	Operational Procedure

3.2.a.	Administrative Management of Reimbursable Expenditures

In case where Reimbursable Expenditures are agreed on contractually the following steps should be followed:

a.	The Contract Administrative Manager should create in the SAP tool a field for the requisition called “Reimbursable Expenditures” with a VAT marker “GR – IVA Gastos Reembolsables 0%”. The value of this field should not exceed the amount authorized in the contract as Reimbursable Expenditures and should be processed in the tool as MM, prior compliance with procurement and contracting procedures for the issuing of the CDP (or document in lieu thereof) and the Purchase Requisition.

b.	The Administrative Manager should consider this field in the review and control carried out in compliance with his/her role of monitoring the performance of the contract.

c.	The contract should set out the schedule and deadlines to process the reimbursement of expenses incurred.

d.	The Manager and the Contractor should be aware of each month’s deadline established by Ecopetrol’s Coordination of Payables to file all documentation required to the accounting for Reimbursable Expenditures and the payment thereof. Ecopetrol should account for all reimbursements in the same month the Contractor issued the equivalent document (Receivables).

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3.2.b	Process of Refunding Reimbursable Expenditures

a.	Pursuant to section c) of paragraph 3.2.a. of this document the Contractor should forward to the Administrative Manager the following documentation:

•	Formal requisition of the total amount to be reimbursed
•	Form “Certificación de Gastos Reembolsables GAB-F-101” properly filled out
•	Copy of the invoice or documents alike supporting the payments registered in the Form

b.	Within five (5) working days from the date of reception of the above documentation, the Administrative Manager should validate the supports registered in the Form and should verify the authorization and the actual use of Reimbursable Expenditures. This should result in the issue of a certificate and the signature of the Form, which should be forwarded to the Contract Manager for its own signature and approval.

c.	Upon the signature of the Contract Manager, the Administrative Manager should register the entry in the SAP tool as follows:

1.	If the field is projects, the entry should be the total amount of the certificate (including the VAT)
2.	If the field is expenses or costs, the entry should be the amount of the certificate before the VAT.

d.	The Administrative Manager should forward the Form to the Contractor along with the SAP entry number (Document 10000XXXXX) for the signature by the Contractor’s legal representative and External Auditor or Chartered Public Accountant or the equivalent (for foreign Contractors without residence in Colombia). Then, this Form should be presented to the window Payables.

e.	The Contractor should present to the reception window Payables the following documentation:

•	Equivalent document (invoice) complying with the requirements of Article 67 of the Colombian Tax Statute showing the amount paid for the goods and services (TVA included)

Form 012

Copyrights reserved for Ecopetrol S.A. Any reproduction, copy or digital transmission of this publication is prohibited without prior written permission. The reproduction, copy or digital transmission of any paragraph of this publication is prohibited without prior written permission or in accordance with the laws governing copyrights and the current legislation.

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•	The equivalent document should show the SAP Contract registration number and the entry number supplied by the Administrative Manager.
•	The original of Ecopetrol’s Standard Form called “Certificación de Gastos Reembolsables GAB-F-101” properly filled out and signed by the Administrative Manager, the Contract Manager, the Contractor’s Legal Representative and either the External Auditor or the Chartered Public Accountant (for foreign Contractors without residence in Colombia).

Note: In case where Reimbursable Expenditures are agreed on the Contract as a percentage, the Receivable should be included (broken down) in the invoice covered by the Contract since it is part of the value of the Contract.

f.	The official of the reception window Payables, upon validation of requirements regarding documentation, should stamp, date and hand a copy of the equivalent document to the Contractor or its agent.

g.	The Coordination of Payables should account for the payment document within the deadlines set. In case of detecting any inconsistency during the process of accounting for, the Coordination of Payables should communicate such inconsistency to the Contract Manager to solve the problem.

h.	Any payment document for which a percentage of administration costs is recognized should be payable within thirty (30) days.

i.	Otherwise, the document should be paid immediately

j.	Upon the accounting for the Reimbursable Expenditures, the Contract Manager should consult the SAP work-flow and unblock, if appropriate, the document for its payment.

k.	The Coordination of Treasury Management, in accordance with SAP tool deadlines, and through the Group of Payments and Banking Transactions Management should schedule the payment. The reimbursement in Colombian pesos takes place on Monday, Wednesday and Friday; if Monday is a holyday then the reimbursements take place on Tuesday, Thursday and Friday. The reimbursements in foreign exchange take place every day from Monday to Friday.

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l.	In addition, the Contractor undertakes to comply with the provisions of the next paragraph regarding Mandates and Reimbursable Expenditures.

3.2.c	Mandates and Reimbursable Expenditures

The Contractor undertakes to:

a.	Upon payment, perform all required tax withholdings, i.e., income, stamp, VAT and industry and commerce taxes, as provided in current legislation on Mandates. In this regard, the contractor should comply with all obligations of a Withholding Agent.

b.	Identify in the accounting books all income received by the principal and all payments and withholdings performed on behalf the principal.

c.	Issue invoices resulting from its mandate.

d.	Ensure that invoices are issued in the name of the principal for the purchase of goods and services for the fulfillment of its mandate.

e.	Pay the purchase of inputs and services covered under Reimbursable Expenditures.

f.	Issue a certification to the principal, before the end of the month of the transaction, endorsed by a Chartered Public Accountant or External Auditor and in compliance with current legislation, with the amount and the details of the costs, the allowable deductions or deductible taxes that the principal is entitled to.

g.	Keep, during the time set out in the Tax Statute, the invoices and any other commercial documents supporting the transactions performed on behalf the principal.

Note: In case where Ecopetrol S.A is the principal, its agent - the Contractor – should pay any withholding tax under the current legislation derived from payments subject to taxes, regardless its amount, and in compliance with Ecopetrol’s tax regime.

Form 012

Copyrights reserved for Ecopetrol S.A. Any reproduction, copy or digital transmission of this publication is prohibited without prior written permission. The reproduction, copy or digital transmission of any paragraph of this publication is prohibited without prior written permission or in accordance with the laws governing copyrights and the current legislation.

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List of Releases

Former Document
Version	Date	Former Code and Title	Changes
1	03/06/2011	ECP-VIF-G-002 Guidelines for Management of Reimbursable Expenditures	Repeal of the document
New Document
Version	Date	Changes
1	17/05/2013

Modification of the new Form and code in compliance with the Process for the Development of Regulatory and Management Documents.

Modification of paragraph 3.1.a. Inclusion of Reimbursable Expenditures and 3.2.b. Process of Refunding Reimbursable Expenditures.

Repeal of Form ECP-VIF-007 Form for the management of Reimbursable Expenditures and replaced by Form GAB-F-101 Certification of Reimbursable Expenditures

2	27/06/2013	Inclusion of Note 2 in section a. of paragraph 3.1.a.; Elimination of the text in parentheses in section e. of paragraph 3.1.a.; Inclusion of explanatory text in parentheses in section a. of paragraph 3.2.a. and Change of code GF1-F-018 for code GAB-F-101; Certification of Reimbursable Expenditures in section e. of paragraph 3.2.b.

For further information on this document please contact the person who developed it on behalf of the responsible office.

Elaborated by: Anibal Rivera Garnica

Telephone number: 2344000 Extension 43156; e-mail: anibal.rivera@ecopetrol.com.co

Office: Strategic Directorate for Provisioning

Elaborated by: Saulo Ernesto Guio

Telephone number: 2344000 Extension 43473; e-mail: Saulo.Guio@ecopetro.com.co

Office: Coordination of Payables

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Reviewed by	Approved by

/s/ Alejandro Giraldo Londoño
Alejandro Giraldo Londoño
Vicepresident Corporate Finances (E)

/s/ Zenia M. Arcinegas	/s/ Jaime A. Pineda Durán
Zenia M. Arciniegas	Jaime A. Pineda Durán
Director Contractual Legal Affairs	Strategic Director for Provisioning

/s/ Alberto Vargas Peñalosa
Alberto Vargas Peñalosa
Chief of Unit - Center of Shared Financial Transaction Services

/s/ Saulo Ernesto Guio
Saulo Ernesto Guio
Coordinator of Payables

Form 012

Copyrights reserved for Ecopetrol S.A. Any reproduction, copy or digital transmission of this publication is prohibited without prior written permission. The reproduction, copy or digital transmission of any paragraph of this publication is prohibited without prior written permission or in accordance with the laws governing copyrights and the current legislation.

EXHIBIT No. 4

MANUAL OF PETROLEUM MEASUREMENT

[This Exhibit 4 has been filed separately on a Current Form 8-K filed with the Securities and Exchange Commission on February 24, 2014.]

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EXHIBIT No. 5

ECOPETROL

WEB APPLICATION INTEGRADOR

USER GUIDE

ROLE OF ASSOCIATED COMPANY

TECHNICAL PRODUCTION MANAGEMENT

VICEPRESIDENCY OF PRODUCTION

ECOPETROL S.A.

Cra 7a No. 37-69, piso 1, Bogotá, D.C. Colombia

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TABLE OF CONTENTS

1.	Introduction	2

2.	Requirements	2

2.1	Hardware Requirements	2

2.1.1	Minimum requirements	2

2.1.2	Advised requirements	2

2.2	Software Requirements	2

2.2.1	Specific configuration for users accessing from Ecopetrol’s network	2

3.	Access to the Application	4

3.1	Access address	4

3.2	User Authentication	4

4.	Application Exit	5

5.	Role of “Associated Company”	5

5.1	Navigation tree Options	5

5.2	Uploading the daily report	5

5.3	Balances	6

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ECOPETROL

USER GUIDE - ROLE OF ASSOCIATED COMPANY

1.	Introduction

The Web Application Integrador is used, among other things, for associated companies daily production report in order to enable Ecopetrol and associated companies to keep a historic daily record of production information.

2.	Requirements

2.1 Hardware Requirements

2.1.1	Minimum requirements

•	Internet connection of 56 Kbps
•	Processor Pentium II of 300 Mhz
•	128 MB RAM
•	Monitor with resolution of 1024 x 768 pixels and 256 colors

2.1.2 Advised requirements

•	Internet connection of 150 Kbps
•	Processor Pentium IV
•	512 MB RAM or higher
•	Monitor with resolution o 1280 x 1024 pixels or higher and color quality of 16 Bits or higher.

2.2 Software Requirements

•	Internet Explorer browser version 6 or higher, or Mozilla Firefox 1.5 or higher.

The configuration should allow the execution of code Javascript

Disable the pop up blockers for this site

•	Flash Player 6 or higher

•	Adobe Acrobat Reader or higher

2.2.1 Specific configuration for users accessing from Ecopetrol’s network

In order to access the application Integrador from Ecopetrol’s network examine the browse configuration1 as explained below

1.	Go to the menu Herramientas and select Opciones de Internet as shown in image 2-1

1 The configuration of the example is for Internet Explorer 6. For other browsers the configuration is similar but it is not shown in this document

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Image 2-1

2.	Select the tab Conexiones and click Configuración de LAN

Image 2-2

3.	Click on the button Opciones avanzadas

Image 2-3

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4.	In section Excepciones eliminate any reference to ecopetrol.com.co or *.ecopetrol.com.co. The purpose is that the browser launches a search in Internet instead of Ecopetrol’s network when accessing the application through its address.

3.	Access to the Application

3.1 Access address

Access the application typing http://integrador.ecopetrol.com.co in the address bar of the browser.

You may also access the application from Ecopetrol’s web page www.ecopetrol.com.co.

Click the tab “En línea” and then click Socios en línea from the pull-down menu. Image 3-1 shows the screen displayed

Image 3-1

Click on the button ENTRAR of the application Integrador and the welcome page of the application is displayed.

3.2 User Authentication

Image 3-2 shows the welcome page of the application. Type the user name and the password supplied by the officer of Ecopetrol in charge of the application.

Image 3-2

If you have forgotten either your user name or the password, click “Olvidó su clave? Click aquí!”. The screen shown in Image 3-3 is displayed. Type the e-mail supplied to the application manager when your account was created. If the information matches, data for accessing the application are sent to that e-mail address; otherwise contact the application manager.

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Image 3-3

4.	Application Exit

For safety reasons, after finishing the session close the session clicking on the button Cerrar Sesión in the upper right corner of the screen.

5.	Role of “Associated Company”

5.1 Navigation tree Options

The navigation tree in the lower left corner of the screen enables the user to accede hierarchically to the tasks required (Image 5-1).

Image 5-1

5.2 Uploading the daily report

The associated companies should report to Ecopetrol the information of daily production through a file in Excel (.xls)2, with a predetermined distribution.

Click Cargar reporte diario to upload the information. Select the corresponding file in the screen displayed by clicking Examinar. After selecting the file click Enviar. A new window of the browser opens; please do not close it. This window will be closed automatically. Remember to disable the pop-up windows for this site.

In case of any error while uploading the file, a message at the bottom of the screen will indicate the nature of the error (Image 5-2)

Image 5-2

A message of successful uploading is displayed (Image 5-3)

2 Currently the application does not support the new format “.xlsx” from Microsoft Office version 2007

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Image 5-3

The information uploaded is shown below that message. Wait until the report is generated; meanwhile the message “Cargando” is displayed.

To report information corresponding to other dates, use the same proceeding.

By default, the report generated shows the crude oil information. To see the information of a different product, select the product clicking the tab of that product, as shown in image 5-4.

Image 5-4

5.3 Balances

Balances ensure time consistency of the information. To verify the reported information and the balance for a specific date, click the option Balances of the navigation tree. Then select the date . Select the type of product in the box .

Links facilitating the navigation are displayed at the top and the bottom part of the report (Image 5-5).

Image 5-5

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EXHIBIT No. 6

GUIDE FOR THE MANAGEMENT AND SERVICE OF AGREEMENTS AND CONTRACTS
PROCUREMENT MANAGEMENT STRATEGIC PROCUREMENT OFFICE
AB – G – 001	Made 29 / 11 / 2012	Version : 1

Table of Contents

1. OBJECTIVE	3
2. GLOSSARY	3
3. DEVELOPMENT	6
3.1. MANAGEMENT OF CONTRACTS OR AGREEMENTS	7
3.2. ADMINISTRATIVE SERVICE OF CONTRACTS OR AGREEMENTS	8
3.3. TECHNICAL SERVICE OF CONTRACTS OR AGREEMENTS	8
3.4. APPOINTMENT OF THE CONTRACT’S MANAGERS AND SERVICE OFFICERS	8
3.4.a. CONTRACT MANAGER	8
3.4.b. TECHNICAL AND ADMINISTRATIVE SERVICE DESKS	10
3.4.c. DOCUMENTS THAT MUST BE FORWARDED TO THE CONTRACTS’ MANAGERS AND SERVICE OFFICERS FOR THE EXERCISE OF THEIR ROLE	12
3.4.d. APPOINTMENT OF A JOINT TECHNICAL AND ADMINISTRATIVE DESK	12
3.4.e. APPOINTMENT OF THE AGREEMENT’S MANAGER AND SERVICE OFFICER	12
3.5. ROLES AND RESPONSIBILITIES OF THOSE INVOLVED IN THE EXECUTION OF CONTRACTS AND AGREEMENTS	13
3.5.a. FUNCTIONS OF THE MANAGER OF THE CONTRACT OR AGREEMENT	13
3.5.b. FUNCTIONS OF THE ADMINISTRATIVE SERVICE OFFICER	18
3.6. SPECIFIC FUNCTIONS OF THE ADMINISTRATIVE SERVICE DESK REGARDING AGREEMENTS:	30
3.7. FUNCTIONS OF THE CONTRACT’S OR AGREEMENT’S TECHNICAL SERVICE OFFICER	32
3.7.a. HSE TECHNICAL SERVICE OFFICER	34
3.8. OTHER INTERLOCUTORS THAT SUPPORT AND HAVE AN IMPACT ON THE PERFORMANCE OF CONTRACTS OF AGREEMENTS	36

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3.9. COORDINATED WORK OF THE SERVICE DESKS:	37
3.10. MANAGEMENT AND SERVICE OF DEMAND ANTICIPATION CONTRACTS	37
3.10.a. GOODS’ DEMAND ANTICIPATION CONTRACTS	37
3.10.b. SERVICES’ DEMAND ANTICIPATION CONTRACTS	39
3.11. MANAGEMENT OF CONTRACTS OF A LESSER COMPLEXITY OR LOCATED IN THE NECESSARY OR CONSUMABLE QUADRANTS DETERMINED BY DEA AS THE SUBJECT OF A SOLE SERVICE DESK.	41
3.12. CONTRACTS’ MANAGEMENT AND SERVICES WHEN ECOPETROL ACTS AS THE CONTRACTOR	41
3.13. STANDARDIZED PROCEDURE FOR THE HANDLING OF NON – CONFORMITIES AND BREACHES OF CONTRACT	42
3.14. HANDLING OF THE COMMUNICATION AND INFORMATION BETWEEN THE MANAGER, ADMINISTRATIVE SERVICE DESK AND TECHNICAL SERVICE DESK	43
3.15. COMMON PROVISIONS OF THE CONTRACTS’ SERVICE DESKS	44
3.15.a. DUTIES AND RESPONSIBILITIES OF THE SERVICE DESKS	44

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1.	OBJECTIVE

To establish the guidelines to ensure the correct performance of the contracts and agreements entered into by ECOPETROL by the officers and / or contractors that, as the case may be, fulfill the role as Manager in the terms of these Guidelines who, in general terms must integrally manage the contract risks in the satisfaction of the Company’s needs, aligned with the Commitment with Life and the Social Corporate Responsibility duty ensuring, at the same time, the compliance with the commitments established by ECOPETROL with its stakeholders.

2.	GLOSSARY

Contract Or Agreement Manager – ECOPETROL’S officer responsible for the follow up, assurance and verification of the correct compliance with the Company’s and the Contractor’s obligations in the terms of these guidelines. In a systematic manner, the Manager must maintain the Requesting Officer informed about the contractual performance and directly request his / her intervention in the cases of contractual amendment according to the provisions of the Authority Delegations’ Manual. For the performance of his duties, the Manager will have the Support of the Technical and or Administrative Service Desk (“Gestoría”), which will be its functional subordinates.

Anticipation of Demand (ANDE) – Ongoing process of anticipated identification of the needs of the offices of the Company’s operational vice presidents, in the charge of the Shared Services’ Center, which allows the early negotiation of the basic conditions for the procurement of materials and services, in order to ensure a timely attention, generate synergies and / or added value and to reduce the transactions’ levels in the Company.

ASP – Processes’ Safety Management

Commitment with Life – Behavior to be adopted to ensure a healthy, safe and clean environment in the performance of the daily activities, placing above the integrity of the persons, of the environment and of the community as its priority value. It implies the identification and assessment in an early manner of the risks and to implement the actions required to eliminate, control or reduce them.

Contract or Agreement – Act whereby a party commits with another to give, do or not do something. Each party can be made up by one or several persons. Regarding agreements, it must be considered that the agreement is guided by a purpose of cooperation and communion of efforts, where the parties do actual, material and quantifiable contributions, and the interest that leads to its execution is common to both parties.

For the purposes of this Guideline, wherever there are functions established for the role of the Contract’s Manager or Service Officer (“Gestor”), it must be construed that it also refers to the “agreements”.

For the compliance of the obligations in the Manager’s charge, it must be considered that the documents set forth in item 4.3.c of these guidelines are integral part of a Contract, namely the documents of the Selection Process, the answers given by ECOPETROL to the questions and observations made by those interested in taking part or bid within the selection process, all of ECOPETROL’S regulations regarding the subject of the Contract, as determined in the respective Contract. Is part of the duty of diligence for the compliance with their duties, that the Managers and Service Desk assure that the Authorized Officers forward to them all the documentation relevant to the Contract to ensure its effective follow up.

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Demand Anticipation Agreement – Commercial Agreement or instrument through which the it is attempted to anticipate ECOPETROL’S demand for transversal needs, which is entered into under the modality of unit prices and for an undetermined amount. For the purposes of these Guidelines, these contracts will be identified with the abbreviation ANDE.

Contracts of Article 355 of the National Constitution – Agreements that generate obligations that in general are characterized for:

(i)	being entered with non – profit organizations of an acknowledged suitability
(ii)	not implying a consideration for the public entity that enters into them, in this case for ECOPETROL;
(iii)	Are not aimed to the satisfaction of commercial or business needs of the signatories.

Therefore, the contracts entered into by the Company by virtue of Article 355 of the National Constitution cannot be aimed to the satisfaction of tits commercial or business needs.

DEA – Spanish Initials for Strategic procurement Office

DSC – Shared Services’ Center Office

Contractors’ Performance Assessment – Electronic document made by ECOPETROL rating the compliance with the Contractor’s obligations, according to the provisions of the contractors’ Performance Procedure.

FCC – procurement Form

Requesting Officer – ECOPETROL’S office that pursuant to the operational plans and of the annual procurement plans of each area, identifies the need, plans and justifies the execution of a Contract, and in consequence request the opening of a selection process for the acquisition of goods and services. Throughout a Contract’s execution stage, and taking into account that said Requesting Officer is responsible for the adequate planning of the Contract, it also has the responsibility to justify and / or endorse any diversion, over – execution and in general any amendment to the Contract during this stage, pursuant to the provisions of the Contracting Manual, the Authority Delegations’ Manual and / or any other guidelines issued in this regard.

Business Follow Up Officer – In the ANDE contracts, it is the one designated from the request of a Service Order issued by the Requesting Officer, who in a specific manner and without prejudice to the work of the Technical Service Officer, must do the follow – up of the performance of the order, certifying the receipt or not of the good or service and in consequence to give to the Requesting Officer its acceptance of the appropriateness of the payment. This endorsement is merely a technical one and it des not prevent that the Service Desks verify the compliance with the other of the Contractor’s obligations according to their roles and responsibilities.

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Contract’s or Agreement’s Administrative Service Officer – It is an officer of ECOPETROL or a contractor thereof that, on behalf of ECOPETROL, must act with the due diligence due in the follow up and control of the performance of the contractual obligations of an administrative nature contained in the Contract and on the charge of the parties, such as those related to HSE, Corporate Social Responsibility, labor, financial, legal obligations as well as those related to information management in the Contract or commitments of the Agreement, etc. The Administrative Service Officer is functionally subordinate to the Manager, ad hence it must keep it informed of the progress in the execution of the Contract and in the exercise of its role, it must see that the performance of the parties falls within the company’s legal and contractual framework.

Risk Management – Cycle according to which the planning, identification, evaluation, treatment and monitoring of the events of uncertain occurrence is made, which, if materialized, would have an impact, positive or negative, in the achievement of or compliance with the goals of the processes or projects.

Contract’s or Agreement’s Technical Service Officer – It is an officer of ECOPETROL or a contractor thereof that, on behalf of ECOPETROL, must do, among other things, the follow up and control of the compliance with the HSE plan, quality, scope term and cost of the goods and / or services or works contracted according to technical specifications and obligations set forth in the Contract or commitments of the Agreement the subject of the follow - up. The Technical Service Officer is functionally subordinate to the Manager, ad hence it must keep it informed of the progress in the execution of the Contract and in the exercise of its role, it must see that the performance of the parties falls within the company’s legal and contractual framework.

HSE – English acronym for Health, Safety and Environment

Kick – Off Meeting – Meeting that marks the formal beginning of the execution stage of a project or Contract between the Contractor and the team in charge of the execution on ECOPETROL’S part, which has the following fundamental objectives: a) to publicly establish the start of the Contract or project or of one of its phases; b) to trace the project’s objectives as well as the roles of the members of the respective work teams; c) to clarify the parties’ expectations; and d) to commit those who influence the success of the project, all of which is recorded in Minutes. In addition, in this meeting the attendants discuss, among other things, basic issues of the performance, such as the schedules and risks that could affect them, report levels, etc. The Manager, the Technical Service Officer and the Administrative Service Officer have the duty to ensure the due adherence to the commitments set forth in the respective Minutes, to ensure the compliance with the contracted object and the satisfaction of the needs of the Company.

Regarding Demand Anticipation Contracts, there will be one first kick – off meeting in which the Manager, the Technical Service Officer and the Administrative Service Officer must be present.

Regarding Service or Dispatch Orders, whenever necessary, understanding meetings must be held with the presence of the Contractor, the Service Desks and an officer appointed by the area whose need intends to be satisfied with the respective order. The Contract Manager must receive feedback from the results thereof.

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Dispatch and / or Service Order – Request for materials and / or services made pursuant to a Demand Anticipation contract that contains all the information regarding the quantities of items required by an area of the Company. When it is of goods it will be called “Dispatch Order”, and when it is of services it will be called “Service Order”.

HSE / ASP Plan – Document made by the Contractor and approved by the Technical and Administrative Service Desks before the execution, regarding the identification process and the assurance of the elements required for the execution of the contract and that guarantee the elimination or mitigation of the risks, preventing, in that way, the impact on the persons, the environment, the facilities and the safety of the processes.

Execution Process and Closing of the Contract or Agreement – The execution stage of a Contract or Agreement is the materialization of the conditions agreed therein. The successful performance depends on the permanent follow up and control of the obligations or commitments acquired by the parties according to the plans. Those responsible to seeing to the correct execution of the Contract or Agreement are the Manager and the Service Officer, either the technical or the administrative one, who always must report to and support the Manager.

Each one of the requirements, obligations and standards to be complied with by both parties must be permanently monitored by the Contract’s or Agreement’s Service Desk, and it must be opportunely informed to the Manager.

UCN – procurement Unit of the Shared Services’ Center.

Regulatory Validity – These Guidelines refer to ECOPETROL’S internal regulations (rules, guidelines, Manuals, etc.) without specifying its number or the version thereof. The foregoing because in respect of a Contract, the rules applicable are the internal rules in force at the time in which the Selection Process is closed (the last day for the submission of the offers). Regarding the forms to carry out activities that impact the contractual execution, below is the list of the forms authorized and their reference number: Kick – Off Minutes (GAB – F – 079), Restart Minutes (GAB – F 084); Work Quantities Receipt Minutes (GAB – F – 080), Partial Settlement Minutes (GAB – F – 082); Mutual Consent Liquidation Minutes (GAB – F – 083) and Contract Termination Minutes (GAB – F – 081)

3.	DEVELOPMENT

The role of the contracts’ Manager and Service Officer implies the follow – up, the verification and the assurance of the compliance with the obligations acquired by ECOPETROL and by the contractors during the performance of the Contract and therefore the success or failure of the contractual execution stage depends of the rigor and effectiveness of the contractual execution phase.

The reading and implementation of these guidelines, it must take into account that the functions on the charge of the aforementioned roles are expressed in a general manner are mentioned as way of example and without limitation. In consequence, it is the duty of the Manager and of the Service Officer to act with the utmost diligence in the discharging of their duties, in a proactive, not reactive manner, within the framework of the contract, the legislation applicable to the Contract and ECOPETROL’S internal regulations.

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According to the foregoing, all the acts of the Manager and of the Service Officer must be aimed to protect ECOPETROL’S interests; therefore, if there is a failure to comply with the obligations (nonperformance or faulty, inopportune, late performance, or similar, of the activities in its charge) attributable to the Contractor in a way that the normal performance of the Contract is affected, it will be necessary to apply, in an immediate manner, the dissuasion and / or sanction instruments set forth therein (requirements, non – conformities, coercion, discounts, early terminations, impact on the performance assessment, among other) considering to grade the imposition thereof the seriousness and magnitude of the breach, the cause thereof, the repeated nature thereof, etc.

The non – application or the extemporaneous or late application of the coercion or sanction instruments set forth in the Contract by the Managers or Service Officers may lead to the opening of investigations, which may have civil, disciplinary fiscal and / or criminal effects against them.

The obligations, duties and responsibilities of the Contract’s Manager and Service Officer are born at the time in which they receive the letter in which they are appointed as such.

3.1.	MANAGEMENT OF CONTRACTS OR AGREEMENTS

The purpose of the Contract’s management is to ensure that all the activities necessary to ensure is due execution are complied with, including but not limited to, those related to the compliance with the obligations regarding HSE, quality of the goods and / or services contracted, terms, costs, etc.

The position as Manager also aims to the correct use of the funds set forth by ECOPETROL during the Contract’s execution phase. The Manager is a true manager, responsible for the ogling follow – up and the assurance of the obligations in the charge of the parties within the Contract or Agreement in its charge, for which it will lead a support and accompaniment team made up by the Service Desks assigned.

Pursuant to its position, the Manager must act with all due diligence in a way that it displays all acts necessary to ensure the correct execution of the Contract in the terms and conditions agreed by the Parties, including those aimed to preventing the verification of the risks that prevent or hinder the execution thereof, assuming its role as leader of ECOPETROL’S relationship with the contractor, preventing and solving, in a material manner, the conflicts that could arise among the Parties, preventing in this way the occurrence of situations that lead to claims regarding improvidence, complaints, lawsuits, etc.

The contractual amendments (addition over – execution, extensions or any other amendment) must be proposed by the Manager to the Requesting Officer, and the latter is the one that should submit and support, before the authorized officer, those amendments, according to the provisions of the Contracting Manual and the Authority Delegation Manual.

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In its capacity as leader of the relationship with the contractor on behalf of ECOPETROL, the Manager will be responsible for ensuring that the answers or explanations offered to the contractors or to any third party related to the Contract’s execution phase under its management (e. g. claims of an economic nature, complaints, petitions, suggestions, etc.) are duly supported. for this, the Manager will have the support of the relevant Service Desk, which will also be responsible for the answers or explanations offered or for the omission of such answers or explanations.

The manager must demand from the Service Officer all the reports and justifications necessary to guaranty the compliance with the functions assigned to its role. The manager has the obligation to deliver those reports duly supported on data and facts, in a complete and precise manner.

3.2.	ADMINISTRATIVE SERVICE OF CONTRACTS OR AGREEMENTS

The purpose of the Administrative Service Desk is to ensure the direct verification of the compliance with the administrative obligations on the charge of each one of the parties within the Contract or Agreement.

The foregoing involves the financial, labor, legal – contractual, documentary issues as well as those related to the handling of information, and even the risks associated to the life, environment and safety, among other.

The Service Officer’s functions also include to propose to the Manager the mechanisms that, in his or her opinion, help to a correct performance of the Contract, within the framework of the Contract, ECOPETROL’S internal regulations and the Law applicable thereof. Notwithstanding the foregoing, it must be clear to all intervening parties within the contractual execution that neither the Contract’s Manager nor its Service Officer can validly authorize amendments to the provisions of the Contract or Agreement, because those amendments will only be valid when contained in a document duly signed by the authorized representatives of the parties within such Contract or Agreement (in ECOPETROL’S case, by the Authorized Officer that corresponds according to the Authority Delegation Manual and following the procedure set forth to make contractual amendments determined in the Contracting Manual.

3.3.	TECHNICAL SERVICE OF CONTRACTS OR AGREEMENTS

The Technical performance is aimed to the assurance of the compliance with the technical specifications of the Contract, including the follow – up of the terms of delivery, execution of the works and / or quality of the woks or services, as the case may be. It is also the duty of the Technical Service Desk the assurance of the execution of the budgetary commitments of the Contract.

Regarding Agreements, this assurance must be aimed to the compliance with the commitments acquired by the parties thereof, according to the purpose and scope thereof.

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3.4.	APPOINTMENT OF THE CONTRACT’S MANAGERS AND SERVICE OFFICERS

3.4.a.	CONTRACT MANAGER

3.4.a.1.	APPOINTMENT

The public servants appointed to execute the duties inherent to the management of the Contracts, independent of whether ECOPETROL is in these the contractor or the contracting party, must at least be of a rank of Professional II and have the experience required to carry out the respective activity (verified by the person that proposes him / her) or with the respective competence in a proven level according to the provisions of the contracts’ Management Model.

Upon the compliance with the applicable contractual requirements, the Manager can order payments up to the amount authorized in the contracts managed by it. In the ANDE contracts, the Requesting Office of the specific service order will be the one that has to approve the payment.

The Contract Manager will be proposed by the Requesting Officer in the FCC ( procurement Form) and it will be appointed by the Authorized Officer after or at the same time with the assignment (?) of the Contract to be managed, by filling the form called “Contract Manager Formal Appointment Form”.

The Manger will belong to the area requesting the Contract, and for its postulation the following aspects must be at least taken into account:

(i)	Purpose of the Contract: That is doing or that it has been planned that will make the management of contracts with similar objects;

(ii)	Knowledge about the subject of the Contract: That it has a due knowledge of the object of the Contract to be managed, in order to guarantee the due follow up of its execution;

(iii)	Geographic Dispersion: The manager must be able and have the actual possibility to be systematically present in the place in which the Contract is being executed;

(iv)	Quantity of Personnel Hired: It must consider the number of persons attached to the Contract, under the premise that the larger the number of persons, the higher the demands for the Manager;

(v)	Contract Complexity: It is not the same to manage a subscription that to manage civil works.

(vi)	Contract’s term and value

(vii)	Social Impact

Unless there are complexities supported by the Requesting Officer and with the prior authorization if the Follow Up Unit of the DEA Execution, there cannot be more than one Manager per Contract or Agreement.

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In the event of temporary or definitive absence of the designated manager, it will be the responsibility of the Requesting Officer to make a new postulation with the prior verification of the foregoing requirements, and therefore, unless unforeseen or extraordinary vents that do not allow it to do so, the Manager leaving the position in a temporary or final manner must inform this situation to the Requesting Officer at least ten (10) business days in advance to make the immediate postulation and appointment of a new Manager.

The outgoing Manager will be responsible for managing all necessary permits in SAP and to deliver a full report of the state of the contract or agreement to the Manager that replaces him / her (with the exception of unforeseen or extraordinary events) for the new Manager to be able to assume its duties in a normal manner. The incoming manager will be answerable for the adequate execution of the Contract as from the date of its appointment by the Authorized Officer, independent of the updating of its role in the SAP tool. However, the outgoing Manager must make must update the new Manager in SAP, because said omission may be considered as a disciplinary fault due to the noncompliance of its duties.

Only in the case of force majeure or fortuitous event that prevent the outgoing Manager to complete the foregoing procedure, the feedback documented to the new Contract Manager must be made by the Contract’s Service Desks or Service Officer as well as the management of the permits required by the new manager, in SAP.

Regarding ANDE Contracts, considering that the same are transversal and generated from the Shared Services’ Center Office, their management will be in the charge of such Office. However, for the Service Orders or Dispatch orders for projects, “follow up” officers must be considered in the operational or business areas so they verify the actual provision of the service, These officers must be appointed at the time of issuing the Dispatch or Service Order, for the purposes of making viable the payment of the respective order. The management in issues other than payments will be made by the manager of the DSC.

3.4.b.	TECHNICAL AND ADMINISTRATIVE SERVICE DESKS

3.4.b.1.	TECHNICAL SERVICE DESK

Unless the Strategic procurement Office has issued a Guideline regarding a certain type of service or Contract, the Contract’s Technical Service Officer may be an officer or ECOPETROL or a contracted third party, at the discretion of the Requesting Officer.

The Technical Service Officer will be appointed by the Authorized Officer using the form “Formal Appointment of Technical and / or Administrative Service Officer of Contract GAB – F – 053” at the same time in which the Contract was assigned or afterwards.

Whoever carries out the functions allocated to the role of Technical Manager must have proven knowledge of the Contract’s subject matter.

Throughout the Contract’s execution phase, in the case of temporary or final absence of the Technical Service Officer appointed, the Contract Manager will be responsible for making a new appointment; therefore, excepting the unforeseen or extraordinary events that do not allow it to do son, the outgoing Technical Service Manager must inform its situation to the Manager at least ten (10) business days in advance, in order to make a new Technical Service Officer.

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The outgoing Technical Service Officer will be responsible for submitting a full report of the state of the Contract to whoever replaces him (with the exception of unforeseen or extraordinary events), for the new one to be able to assume, in a normal manner, its functions. The incoming Technical Manager will be answerable for the due execution of the Contract as from the date of its appointment.

3.4.b.2.	ADMINISTRATIVE SERVICE DESK

The Administrative Service of the contracts entered into by ECOPETROL will be in the charge of the Shared Services’ Center Office, according to the strategy that for such purposes defines the Strategic procurement Manager. The appointment, once the Contract is assigned, must be made by the authorized officer using the form called “Formal Appointment of Technical and / or Administrative Service Officer of Contract GAB – F – 053” according to the information contained in the FCC created by the user that requested the contract.

The Administrative Service Desk is responsible for ensuring that the personnel member of their work teams and assigned to the Service Desk role is suitable for the respective activity, that it is trained in a constant manner and that it has a knowledge – transfer plan to prevent issues caused by the turnover of the staff.

If throughout the Contract’s performance there is the need to do a temporary or final change of the Administrative Service Officer (namely the member of the contractor company’s work team in charge of rendering the administrative services for the contracts entered into by ECOPETROL) the responsibility of its temporary or final replacement will be of the company providing the service, and the change mist be notified to the Technical Service Desk and to the Manager once the change has taken place.

The company hired to discharge the duties as Administrative Service Desk of the Contracts signed by ECOPETROL must ensure the continuity of the provision of that service in an uninterrupted manner, as well as the suitability, training, knowledge and availability of its staff, for which it must have contingency plans to handle the turnover of the staff.

These same rules will be applicable to the Service of the ANDE Contracts.

NOTE – Purchase Orders: For the case of Purchase Orders, the designation of the Manager and Service Officer roles will be made in a way similar to the one set forth in the preceding items for the Contracts. The Technical Service Officer will be responsible for the verification on site of the compliance with the technical specifications of the purchase orders, throughout receipt and erection (if applicable); and the Administrative Service Provider will be responsible for ensuing the follow up of the payment and the custody and preservation of the information of the purchase order until its closure. In the case of instant purchases, such roles may be fall with the officers that receive the goods and services.

The Contract Manager may be the Authorized Officer or the person appointed by him,, bearing in mind that under no circumstances the Authorized Officer may be the Technical or Administrative Service Officer of a purchase order.

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The Technical or Administrative Service Officer of the ANDE contracts will be unique and appointed since the Contract request; in the event of replacement, the provisions of this section apply.

3.4.c.	DOCUMENTS THAT MUST BE FORWARDED TO THE CONTRACTS’ MANAGERS AND SERVICE OFFICERS FOR THE EXERCISE OF THEIR ROLE

After the assignation of the contract, and as documents attached to the Form for the Appointment of the Manager and of the Service Officers, it will be the obligation of the Authorized Officer to send the following documents in magnetic media or via electronic mail.

•	Check list for the execution and closure of the execution of contracts
•	Magnetic copy of the documents of the Selection Process (General and Specific Conditions of the contract, technical specifications, attachments, addendums, Information Hearing Minutes, clarifications, etc.)
•	Magnetic copy of the offer made by the contractor
•	Copy of the Risk Analysis made during the planning proceedings
•	Copy of the Contract or Agreement and its attachments
•	Support of the publication of the Contract or Agreement

Pursuant to the initiative of “less paper, more life”, the aforementioned information will be shared through tools that allow its easy consultation in a digital manner.

3.4.d.	APPOINTMENT OF A JOINT TECHNICAL AND ADMINISTRATIVE DESK

The Strategic procurement Office may establish guidelines under which certain contractual objects may be the subject of:

(i)	Joint Service – Those in which the Technical And Administrative Services are in the name of one same officer, being contracts of low execution complexity, or because are of those in which the goods or services are located in the consumable quadrants and necessary within the execution matrix.

(ii)	Independent Service – Those in which the more convenient strategy is to separate the Technical and Administrative Technical Offices and therefore is hired through two different persons.

(iii)	Administrative Service Desk Only – Those in which the Technical Service Desk is not necessary, such as in the public utilities’ contracts.

3.4.e.	APPOINTMENT OF THE AGREEMENT’S MANAGER AND SERVICE OFFICER

According to the postulation of the Requesting Officer set forth in the Agreements’ and Contracts’ Profile” or the one applicable, the Authorized Officer will make the respective appointment of the Agreement’s Manager and Service Officer.

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Regarding Cooperation Agreements or specific agreements pursuant to the Framework agreements, the management and service of such Specific Agreements or covenants, the same will be under the care of the persons that discharge the duties as Manager and Service Officer of such Framework Agreements.

The DSC, through the UCN or whoever takes its place, will send to the user area a copy of the Agreement’s dossier, all the annexes of the Agreement of Contract of Article 355 and the same information, in magnetic means, will be sent to those who exercise Management and Service Duties. The Agreement or Contract’s original documents will be sent to be archived at ECOPETROL.

3.5.	ROLES AND RESPONSIBILITIES OF THOSE INVOLVED IN THE EXECUTION OF CONTRACTS AND AGREEMENTS

3.5.a.	FUNCTIONS OF THE MANAGER OF THE CONTRACT OR AGREEMENT

Besides the general functions assigned to the role of Contract or Agreement Manager in item 3.1 above, it will have the following functions (but not limited to them):

1.	To know in detail the strategic goals of the organization, and to align then with the objectives typical of the contracts in their charge.
2.	To make with their work team, made up by the Service Officers, a careful reading and analysis of the documents that are integral part of the Contract, to be able to make an effective follow – up throughout the execution stage.
3.	To design and to agree with the Service Officers a follow up plan with clear objectives that allow evidencing results throughout the Contract’s performance and liquidation stage.
4.	In a systematic manner, taking into account the term of execution of the Contract, to give reports to the Contract’s Requesting Officer about the progress in the performance of the Contract, and to guarantee that the reports submitted are clear, complete and concise, supported in facts and data.
5.	To make follow – up, to document and to propose the improvement actions that are necessary to ensure the correct execution of the Contract, focusing on a due management of the risks inherent to it and the satisfaction of ECOPETROL’S needs.
6.	To work with the Contractor or the party or parties of the Contract in order to achieve the compliance with the goals set with the execution, mainly the satisfaction of the Company’s needs and / or the common interests within the Agreement.
7.	To ensure that a proper risk management takes place, and to adopt the actions to offset the situations that could affect the satisfactory development of the Contract or Agreement, bearing in mind that such actions must fall within the framework of the Contract’s purpose agreed by the Parties and, if amendments of said purpose are necessary, to put them forward, duly supported, to the Requesting Officer for its endorsement and / or justification, after filing the relevant request to the Authorized officer according to the provisions of the Contracting Manual and of the Authority Delegations Manual.
8.	To ensure the compliance with the corporate guidelines regarding the amendment of contracts or agreements, as well as those related to the execution of larger quantities, reimbursable expenses, option uses and any other applicable to the Contract the subject of the management.

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9.	To identify, analyze, assess ad support in a clear, complete and concise manner the needs of amendment of the Contract and the economic acknowledgements as the case may be, among other things; and, one such analyses have been made, to make the respective recommendations to the Requesting Officer for the latter to request them from the Authorized Officer ad, in addition, to submit such recommendations and their justifications before the Advisory Committees that the Authorized Officer may organize to deal with such issues.
10.	To make the analysis, to support in a timely manner, to take the sanctioning measures necessary to urge the contractor to comply with the purpose of the Contract, including the early termination thereof, seeing at all times to the Company’s interest. The foregoing in agreement with the procedure set forth in the Contract to impose sanctions, respecting the due process and ensuring the right of defense.
11.	To report and submit to the committee of the Strategic Supply Office set forth in the Contractors’ Performance procedure, to those contractors that during the Contract’s execution stage had incurred in serious breaches, for said Committee to analyze the possibility to include it in the List of Companies with Problems.
12.	To ensure the compliance with the payment obligations in the charge of ECOPETROL, being the one responsible for any unjustified loss caused to the Contractor. Likewise, to approve the payment of reimbursable expenses (if applicable) abiding by the conditions agreed in the Contract and the regulations set forth in the Company for its acknowledgement. This item does not apply to the ANDE Contracts that are governed by a different chapter of these guidelines.
13.	To approve the Partial Liquidation Minutes reflecting the Contract’s financial performance and, if necessary when there are evidences of inadequate or non – standardized behaviors in the execution, to carry out reviews and periodic assessments of the Quantities’ Receipt Minutes in the charge of the Contract’s Technical Services Officer (or whoever discharges the duties of Joint Services Officer), with the support of the Administrative Technical Officer. The foregoing without prejudice to the contractual actions against the Technical Service Desk when it is hired or of the responsibility of ECOPETROL’S officer that is in charge of such Technical Service Desk.
14.	To sign the Contract’s Kick – Off Minutes, which must be projected by the Administrative Service Desk (or the existing service desk), ensuring that if there are requirements of a technical nature for its execution, the same shall also be signed by the Technical Service Officer.
15.	In the contracts in which, in an exceptional manner, an advanced payment was agreed, to authorize the trust company in which the respective trust fund was opened, to disburse the funds thereof to the contractor upon the verification of the compliance with the requirements set forth in the Contract’s amortization plan.
16.	To perform the systematic and ongoing follow up of the contracts in its charge, demanding from the services officers all the reports it deems as necessary, in a way that it ensures a correct execution and prevents the occurrence of the possible conflicts between the parties, the filing of claims or the lodging of lawsuits against ECOPETROL.

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17.	In its capacity as contractual relationship leader for the contracts in its charge, regarding extraordinary or abnormal situations that arise during the execution and / or liquidation of the Contract that could lead to the start of future lawsuits between the parties, the Manager must personally attend the meetings to which he or she is called to inform the company of situations arising during such meetings, upon request of the contractor or of any third party. Any other meetings that are part of the normal course of the Contract, such as those determined in the schedules or work plans, will be managed according to the provisions of the Contract’s schedules or work plans.
18.	To accompany field visits, audits, socialization meetings, training, etc., to which it is called and in which his / her presence is necessary.
19.	To directly see to the requests made by the Strategic procurement Office related to the performance of the contracts in its charge.
20.	Ro monitor the critical variables of the contracts or agreements in its charge (accidents, quality, terms, accrual, scope, amount and compliance, etc.), and to inform, in a timely manner, the responsible officers to achieve the solutions aimed to prevent conflicts.
21.	To carry out the ongoing follow – up of the contractual costs to prevent the over – execution thereof.
22.	To authorize the subcontracting hen the same is viable according to the provisions of the Contract, ensuring the compliance with the conditions and requirements set forth in the Contracting and Subcontracting Corporate Social Responsibility Procedure.
23.	In the terms set forth in the Contract and / or in the regulations in force in ECOPETROL, to authorize the partial or total suspension of the Contract through the execution of the respective Suspension Minutes, informing of this fact to the Requesting Officer and to the Authorized Officer. Once the causes that led to the suspension have ended or have ceased, to enter into the respective Restart Minutes with the accompaniment of the Service Offices to ensure the continuation of the technical and administrative control function.[1]
24.	To monitor authorized travel expenses and to ensure the adequate use of the resources assigned for such purposes, according to the contractors’ Travels’ Procedure.
25.	To monitor the execution of the reimbursable expenses agreed in the Contract, according to the guidelines and regulations applicable.
26.	In the cases in which it is necessary and duly justified, to appoint whoever must carry out the final liquidation of the Contract, who will have, in all cases, the support of the Service Officers. The Manager will approve the liquidation made, signing the document that contains it.
27.	With the support of the Service Officers, to assess the contractor in a systematic manner (with the periodicity and following the procedure set forth in the contractors’ Performance Procedure according to the type of Contract), and to do and approve in the SAP system the partial and final performance assessments of the Contractor. Once the assessment has been completed, to request improvement action plans when the result of the assessment is not satisfactory.
28.	To enable the indicator of the final invoice in the Contract recorded in SAP, once it has been assured that the payment was made according to the Final Liquidation Minutes.

1 According to ECOPETROL’S internal regulations, the partial or total suspension of activities under the Contract may be authorized by persons other than the Contract Manager, either in a verbal or written manner, or through the withdrawal of the Work Permit, only when there is a serious breach of the safety and occupational health standards by the contractor, in the events and according to the procedure set forth by the HSE and Social Performance Head. In this case, the Contract Manager must be immediately informed, and without prejudice to the sanctions that must be imposed both to the Contract’s Manager and to the Contract’s Service Officer for having allowed the execution of the conditions that motivated such suspension.

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29.	To request the support and to lodge all inquiries necessary with other departments of the Company when the contractual circumstances so warrant, in order to ensure its normal performance.
30.	To certify for the contractor the contractual experience as a result of the contract’s performance. To certify the authorized subcontracting, if so required.
31.	To see to the performance of the Internal Control System COSO in contractual terms, ensuring the operation and the compliance with the controls established, as well as the generation of the evidences set forth in the risk matrixes and financial and non – financial controls associated to the position.
32.	To analyze the reports issued in a joint manner by the technical and administrative service desks, or the existing one, with the periodicity that the Manager defines, regarding HSE, labor, RSE, financial, quality issues, as well as regarding the contractual performance and alerts such as contractual amendments, over – execution, claims, liquidation, etc., in order to agree with the contractor or recommend to the Requesting Officer the actions necessary for the due performance of the Contract.
33.	To ensure the compliance with the contractual obligations in the charge of ECOPETROL for the successful completion of the contracts. The Contract Manager is the one responsible for demanding from the Service Desks their compliance and to interact with the other departments responsible for carrying out activities or to provide services required during the Contract’s preparation and execution stages (see item 3.8). Below we list some of the activities in the charge of the Service Desks and of other departments and for which ECOPETROL is obliged with the contractor:
a)	Review and approval of the HSE Plans
b)	Review and approval of the detailed work programs – PDT
c)	Scheduling the training regarding the Promotion of Safe, Clean and Healthy Work.
d)	Review and Approval of the persons proposed to make up the minimum team according to the profiles required.
e)	Review and approval / rejection of the Contract’s insurance policies and guarantees.
f)	Review and approval / rejection of the enrolments to the Professional Risk Insurers, pension and health coverage.
g)	Production of the carnets of the personnel that will take part in the contractual performance.
h)	To deliver, in a timely manner, materials, inputs, equipment and tools that are the liability of ECOPETROL for the execution of the works or the provision of the services.
i)	To supply the technical data (blueprints, reports, procedures, etc.) that ECOPETROL has agreed to supply as required for the activities in the charge of the Contractor.
j)	To timely review and approve / observe / reject administrative and technical documentation that the Contractor gives to ECOPETROL and that is required in the process of completion of the works or services (blueprints, reports, results of non – destructive assays, technical tests, inspections, CVs, quality plans, etc.).
k)	Assure a timely review and approval of ATS and issuance of work permits for Plant Operations for the works and services to be executed.
l)	To investigate and process with those responsible of accounts payable whenever the Contractor requests support due to problems with the invoice cancellation process.
m)	To intermediate before the HSE and Risks’ Integral Management Departments and areas whenever it requires their participation to see to events if incidents occurred pr risks to be mitigated throughout its execution.

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n)	Accompaniment of the lawyers of the Human Talent Vice President’s Office whenever there are situations of alteration of the labor climate that affect the execution of the Contract
o)	Other.
34.	To respect the rights of the Contractors or of the parties to an Agreement, to process their communications in a timely manner and to try to prevent conflicts.
35.	To participate and / or contribute the experience in the development of the execution of the contracts in the process of planning the new processes, if so required by the Requesting Officer.
36.	To lead the reports required by the control entities whenever these refer to the phase of Incorporation or Disincorporation of Materials and Services (performance)
37.	To keep the Requesting Officer informed about the development of the Contract or Agreement, and to recommend the actions that compete to it to perform or request to ensure the normal execution and the compliance with its purpose, completing all respective justifications.
38.	To demand from the Administrative and Technical Service Officers, or from those in place, the reports, acts, activities, justifications necessary to ensure the compliance with the obligations in the charge of the Contractor, and to coordinate the service in their charge.
39.	To process in a timely manner (with the support of the Service Officers) the petitions, complaints or claims filed that are related to the contracts managed by him, as well as the requirements of the control entities received through ECOPETROL’S tools and official channels.
40.	To ensure the compliance with the contractual and legal regulations in force.
41.	In case of a stoppage of activities by the Contractor’s workers, to analyze the situation with the support areas and, if such is the case, to contact their legal representative to reestablish the order, to restart the works and to ensure the continuity of the service or of the works.
42.	To answer the requests filed by the Contractor’s workers related to issues in their charge and to notify the contractor so it can tackle those within its competence in its capacity as employer.
43.	To sign the forms for the enrollment with the Labor Risk Insurers for the contractors when these are individuals.
44.	To ensure the respect of the Human Rights (DD. HH, for its Spanish initials) by the Contractor in respect to the workers deployed to the performance of the contract, including subcontractors’ and vendors’ workers, as well as inhabitants of the places in which the works are done or in which the service is rendered.
45.	To approve the acknowledgement and payment to the Contractor of the reimbursable expenses, regarding travel expenses or by the means agreed in the Contract, for which it must have the respective supports regarding their need, justification, efficiency and opportunity provided by the Contractor, endorsed by the Contract’s Technical Service Officer.
46.	To analyze the convenience and to approve to the contractor the travel expenses, before the commission, regarding international travel originated in the Contract.
47.	To keep the financial control of the Contract’s travel expenses with the support of the Administrative Service Desk or the existing one.

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48.	To exercise a strict financial and accounting control of the contracts’ budget execution, in strict compliance with the obligations that, by law SOX ECOPETROL must ensure in the exercise of all of its financial transactions.
49.	With the support of the Administrative Service Provider, to ensure the compliance with the contractor’s obligations with its suppliers, as per the contractual provisions.
50.	Any other necessary to ensure the compliance with the internal rules of ECOPETROL and to ensure the correct performance of the contract or Agreement within the framework of the Contract and of the Law.

3.5.b.	FUNCTIONS OF THE ADMINISTRATIVE SERVICE OFFICER

Besides the general functions assigned to the role of the Administrative Service Officer of the Contract or Agreement in sub – section 3.2 of these guidelines, it will have the following specific functions (but not limited to them).

In addition, it must be clarified that the functions for each role assigned in this chapter correspond to the duties allocated to the Administrative Service Officer (understood in generic terms), without prejudice that at the time of defining the scheme for the provision of the service all the roles are assigned to the follow up of a given Contract or Agreement, because, due to the degree of complexity thereof, it will be possible to determine the utilization of all the roles or only of some of them; likewise, when only one Service Desk is defined, it shall be construed that the sole Service Desk will discharge all the duties herein established together with the activities defined for the Technical Service Office; anyway, the function of the Administrative Service Office is construed as a whole, according to the following functions.

3.5.b.1.	FINANCIAL AND FOLLOW – UP SERVICE OFFICER

Is the one responsible for the follow up and control of the execution of the Contract or Agreement in terms of time and cost, besides ensuring the timely and correct payment to the contractors or the payment of the contributions to the parties, derived from the execution of the Contract or Agreement, respectively.

Its specific functions are as follows:

1.	To verify that the data included in the dossier of the contract submitted by the procurement service officers is coherent with the information uploaded in SAP. In case of inconsistencies, the issue must be reported to the Authorized Officer to make the relevant adjustments.
2.	To verify the full compliance with the minimum technical and administrative requirements established in the Contract before the execution of the Kick – Off Minutes.
3.	To see to, and to process in a timely manner, the applications, recommendations or observations of the Technical Service Officer and of the Manager that correspond to his role and that can be found within the contractual clauses and the regulations applicable to the Contract.
4.	To comply with the provisions set forth in the Contractors’ Travel Regulations.
5.	To verify the compliance with the tax obligations in the contractor’s charge arising because of the execution and successive amendments of the Contract.

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6.	To verify the contractual proceedings and requirements applicable to the disbursement of Advanced Payments and / or Down Payments and to make the financial follow up thereof.
7.	To write the Kick – Off Minutes and to ensure its execution by the Contractor and by the Contract Manager; of the prior compliance with technical aspects for its execution is required, to ensure the signature of the Minutes by the Technical Service Officer.
8.	To socialize with the Manager of the Contract or Agreement and technical service professional, among other, the information regarding the start, to guarantee the follow up of the performance.
9.	To schedule and hold the initial socialization meeting (kick – off meeting) with the contractor, service officers, representative of support areas and other parties involved. To consolidate and ensure the submission of the information required to be disclosed to the participants.
10.	To upload and update the information mentioned in the contract with data that is true, clear, complete, reliable and coherent, in the tools set forth by ECOPETROL for such purposes.
11.	To lead and motivate, in a systematic manner, with the Technical and Administrative Service Desks, the grades for the contractor’s performance assessment, and to ensure the compliance with the conditions and procedures set forth for such purposes in the contractors’ Assessment Procedure; it also is in charge of the projection of the communications addressed to the contractor for the Manager’s signature.
12.	To consolidate and upload in SAP the performance assessment submitted by the Contract’s service professionals.
13.	To ensure the approval of the performance assessment by the Contract Manager in the SAP tool.
14.	To recommend to the Manager the early termination of the Contract if the performance assessment is lower than 60 points and there is no evidence of findings of prior assessments and visits.
15.	To ensure the compliance with the payment obligations acquired by ECOPETROL because of the Contract or Agreement.
16.	To receive, custody, review and manage, in a timely manner, the Receipt Minutes signed by the Technical Service Officer. In the event that there is evidence of inconsistencies of the Minutes or situations of a financial nature that do not allow managing the service entries, the Manager and the Technical Service Officer must be notified forthwith to solve them, before they lead to any noncompliance on ECOPETROL’S part.
17.	To validate with the administrative service professionals the compliance with requirements before making the Partial Liquidation Minutes.
18.	To make the Partial Liquidation Minutes, to archive and hand over to the Contractor.
19.	To register and approve the services entries in SAP, once the Quantities’ Receipt Minutes sent by the Technical Service Managers have been verified.
20.	To ensure and alert the Contract Manager of the sufficiency of the budget for the approval prior to the performance of larger amounts.
21.	To ensure and alert the Contract Manager of the sufficiency of the budget for the payments derived from the Contract or Agreement, as well as from the low accrual situations, and to do all work required to comply with the commitments on ECOPETROL’S part.
22.	To verify the release of the “Accrual Document” by the Contract Manager that informs of the approval of the payment to the contractor.

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23.	To notify the contractor of the service entry number in a timely manner and to ensure the generation and filing of the invoices on the contractors’ part.
24.	To ensure the compliance with the internal regulation in force about reimbursable contractual expenses.
25.	To give support to the Technical Service Desk, Manager and Requesting Officer in the drafting of the recommendation memoranda and request of contractual amendments (consolidation of technical justifications, performance assessment and financial balance of the Contract, certifying also that the Contractor has satisfactorily complied with its administrative obligations). Said support includes the issuance of its opinion, on behalf of the Administrative Service Desk, that the recommended amendment is the best strategy to ensure the correct performance of the Contract.
26.	To validate the coherence of the information contained in the request for contractual amendment for each one of the items to be amended.
27.	When amendments are going to be made to the Contract, and once the requesting area has created in SAP the positions f the order requests (SolPed or SP), the Administrative Service Officer must upload them in the procurement Form (FCC). For such purposes, and depending on the amendment, the Manager must request and deliver to the Financial Service Officer the information required, which may include: technical specifications, budgets of additions or larger amounts with unit prices and quantities per item, SAP catalog of the new items to be added, numbers and positions of order request created in SAP, and all other requirements demanded in the procurement Form (FCC).
28.	To ensure the documentation that must be attached by it to the contractual amendment request by means of the ZFCC transaction.
29.	To fill the information required in the procurement Form (FCC) the subject of the contractual amendment with data that is full, clear, certain, reliable and coherent. To ensure that the Minutes of finalization of the Contract or Agreement are adequately entered into by the Technical Service Officer.
30.	To request and ensure the delivery of documents on the Contractor’s part, necessary for the liquidation of the Contract.
31.	To make the adequate analysis of the financial behavior of the contracts in its charge in terms of over – execution, accrual and budget execution, among other variables necessary to achieve an effective contractual performance.
32.	To comply with the requests, instructions and recommendations of the Manager not contrary to the Clauses of the Contract or Agreement.
33.	To ensure the evidences of payment of the contributions of the allies in the agreements.
34.	To consolidate the information and to make, for the signature of the Manager, the Contractual Experience Certificate resulting from the Contractual execution. It must include, besides the initial Contract data, all the final information in terms of cost, term, performance assessment, sanctions, etc. From this document, an original must be given to the Contractor and a Copy must be filed in the Contract’s file.
35.	All other related to its role and necessary to ensure the compliance with the Contract or Agreement.

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3.5.b.2.	LEGAL CONTRACTUAL OR AGREEMENTS’ SERVICE OFFICER

Is responsible for the verification and assurance of the compliance with the legal contractual aspects of the Contract, and therefore its specific functions, in a general manner will consist of the drafting of answers to requests related to contractual amendments, economic claims, rights of petition, review of documents that motivate decisions or activities, drafting of contractual documents, the approval of guarantees and insurance, recommendation of subcontracting regarding the legal issues, follow up of the terms of the guarantees and insurance, recommendations on assignment of contracts, assignment of credits or assignment of economic rights, recommendations on the application of sanctions, among other, or legal – contractual documents that affect the agreements, etc.

Its specific functions will be, but are not limited to, the following:

1.	To consult and apply, on a permanent basis, the legal regulations applicable to the Contract and the internal regulations of the company, as well as the opinions and the guidelines issued by the Office of the Legal Vice President of the Company.
2.	To establish mechanisms for the unification of legal – contractual criteria, and to abide, in all cases, by its opinions and guidelines.
3.	To carry out the review of the Contract (s) or agreements to determine the legal requirements if execution thereof. (Example: guarantees and insurance, payment of publications, taxes, etc.).
4.	To request, review and approve the guarantees and insurance required in the Contract, because of the execution of the Kick - Off Minutes and / or its successive amendments, even when it is necessary during the liquidation stage; and to notify the Financial and Follow up Service Officer of its approval.
5.	To project the answers of the rights of petition made and related to contractual issues and that require legal review, with the exception of the rights of petition related to labor issues that are the competence of the Labor Service Officer, without prejudice to the contribution from a legal point of view.
6.	To review and approve the trust agreements agreed in the contracts the subject of management.
7.	To review, follow up and assure the application of the sanctioning procedures agreed in each one of the contracts assigned in respect to what was agreed.
8.	To recommend the appropriateness of the application of the coercion clause or other sanctioning clauses agreed, and of the penalty clause.
9.	To write the draft of the notification of the Contractor’s breaches of contract.
10.	To support and project the answer to replies from the contractor derived from the nonconformity regarding results of performance assessments as we alls to report serious contractual breaches or faults.
11.	To review the memorandums that generate the requests for the amendment if contracts addressed by the Manager to the Requesting Officer
12.	To review the memorandums that motivate Larger Quantities ad Readjustment Minutes of any kind, without prejudice to the responsibility of the labor service officer regarding the salary increase events.
13.	To project, if so required the Contract Manager, the documents of contractual amendments in strict compliance with the legal framework and to the contractual reality to submit them to the authorized officer.
14.	Review of the subcontracting requests made by the Contractor, as well as of the memorandums of recommendation of the approval of the subcontracting aimed to the Contract Manager.
15.	To review the minutes for the total or partial suspension of the Contract and the Contract’s restart minutes.

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16.	To review the assignment requests filed by the Contractor and its supports, and to set forth the legal observations, as the case may be.
17.	To review the memorandums of recommendation of the assignment addressed to the Contract’s Manager.
18.	To make the Memorandum to forward to the Corporate Legal Advice Unit of the Legal Vice Presidency or dependence that takes its place, of requests for the assignment of economic rights of the Contract, for its study and the issuance of an opinion. To make the document whereby these concepts are forwarded to the Contract Manager.
19.	Accompaniment in the meetings in which it may require contractual legal guidance regarding the compliance with the contracts assigned to the Service desk.
20.	To issue an opinion regarding the legal appropriateness of economic unbalance claims
21.	To train the management personnel, aimed to the update of legal issues according to ECOPETROL’S guidelines
22.	To review the Mutual Consent Final Liquidation Minutes of the Contract or the Unilateral Liquidation Minutes
23.	Verify and inform to the Contract Manager of the damages caused to ECOPETROL’S or third parties’ property because of the execution of the Contract.
24.	To ensure the publication of the Contract (as applicable). If the dossier given to the Administrative Service Manager at the time of the communication does not include the evidence of the publication, the latter shall be responsible for demanding and verifying its compliance, informing so to the service officer of the selection process.
25.	To manage and ensure with ECOPETROL’S functional area, the proceedings regarding payments on behalf of the contractor to suppliers and subcontractors generated in their default.
26.	To see to ad manage in a timely manner and within the terms established in the service level agreements, the requests of the Technical Service Desk and the Management that corresponds to their role and that fall within the framework of the contractual clauses and the legal regulations.
27.	All other related to their role and necessary to ensure the compliance with the contract or agreement.

3.5.b.3.	LABOR SERVICE OFFICER

It is the one responsible for ensuring and controlling the compliance with the labor obligations of the contractors with their workers, besides the correct application of the guidelines in labor terms or to make the consultations required from the functional authority for the correct application thereof. To ensure that the labor report of the contractors in its charge, in the tool set forth by ECOPETROL.

Its specific functions are the following:

1.	To do the schedule of delivery of labor documents according to the payment dates. To ensure at the beginning of the contract the understanding of the labor and social security obligations on the contractors’ part.
2.	To see to and process in a timely manner, the requests of the Technical Service Desk and the Management that corresponds to their role and that fall within the framework of the contractual clauses and the legal regulations applicable to the Contract.

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3.	To review and approve the CVs of the personnel required in the contracts, strictly subject to the profiles therein established, and to inform whatever corresponds to the contractor.
4.	To attend to the Contract’s kick – off meeting with the service professionals assigned, Contract Manager and contractor’s representatives, to align strategies and commitments in the contractual execution in labor terms.
5.	To verify at the beginning of the Contract that the labor classification is in agreement with the activities that are going to be developed because of it and, if that is not the case, to recommend to the Contractor a visit of the corresponding entity. To accompany, in case that it is required by the Contract Manager, the relationship with the community, in a team with the other technical ad legal service officers to deal with issues of particular attention for the groups of interest.
6.	To see, in a timely manner, the complaints of the personnel attached to the execution of the Contract on the Contractor’s part in labor issues, and to make, in a systematic manner, the socialization of guidelines and regulations in that subject matter to that personnel, contractors, vendors and the community an large, whenever so required.
7.	To request the opinion of ECOPETROL’S competent functional authority in labor issues. Regional Offices of the Human Talent Vice Presidency or the offices that take their place, whenever there are legal – labor doubts in the execution or liquidation of the contracts, and to abide by the criteria of that entity.
8.	To ensure that the solutions given to the labor problems are aligned with the positions set by ECOPETROL.
9.	To ensure the compliance with Article 1 of Resolution 63988 of 1991, regarding the occupational entry exam or the provision that replaces or clarifies it.
10.	To ensure the protocols of medical exams of selection of personnel that comes to work with the contractors, in compliance with Article 1 of Resolution 63988 of 1991. To make a detailed description of the process (organization, requirements, roles and responsibilities).
11.	To request and review the documents that support the contracting of the workers hired by the contractor for the performance of the Contract (employment contracts, enrollments with the Integral Social Security System and para – fiscal contributions, personal documents, among other things) to ensure the compliance with contractual and legal obligations.
12.	To deposit the data regarding the payroll and payments to the Integral Social Security System and para – fiscal contributions in the comparative IT tool. Regarding contracts with salary and benefit regime governed by the collective labor agreement (USO), to ensure that all the workers are included in the agreement regime conditions’ policy, and that the extensive labor debts are paid according to the provisions of the collective labor agreement in force.
13.	To verify the liquidations of the individual labor agreements submitted during the period, and to make the relevant observations to the contractor whenever required.
14.	To inform to the Contractor the observations of the period and to design joint action plans to eliminate recurring labor problems.
15.	To calculate, together with the Contractor, the salary readjustments whenever required. Also, to ensure its application.
16.	To carry out the Contractor’s performance assessment regarding labor issues, according to the periodicity and other indications of the Procedure for the Performance of Contractors.

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17.	TO request supporting data regarding the no – debt certificates of the Integral Social Security System and para – fiscal contributions, no – debt certificate in respect of its subcontractors, no –debt certificate of the Labor Ministry or Labor Office evidencing that there are no labor claims in the zone in which the works were done, request of exit medical exams, letter of termination of the Contract or certification of continuity of the personnel for another Contract. (Applicable in the Contract’s liquidation Stage).
18.	To process entry passes or permits for weekends with the authorization of the Contract Manager.
19.	To verify that the Contractor has indeed deducted the Union Contribution that has been voluntarily and expressly authorized by the worker or, in the event that it is member of a union and it has been so informed by the respective union to the Contractor.
20.	To verify that the amounts deducted from the workers’ salaries as union contribution have been actually handed over by the Contractor to the respective union.
21.	To verify that the Contractor or Subcontractor:
a)	Enters into the employment contracts with its workers, in case that the execution of the Contract leads to labor relationships, and to ensure that such employment contracts are adjusted to the law ad to the State contract.
b)	Hands a copy of the employment contract to its employees.
c)	Clearly determines in the employment contracts the position to be filled by the worker and the salary according to the applicable regime (legal or conventional) or the provisions of the Contract or other documents of the Selection Process.
d)	Enrolls its workers with the Integral Social Security System (health, pensions, and labor risks) and to the Family Compensation Entity before or at the same time than the date in which they start working (the enrollment of labor risks must have been made at least one day in advance).
e)	Complies with the provisions of Decree 4000 of 2004, in particular its Article 832, in case that the performance of the contract meant the hiring of foreign workers, as well as the proportionality of the oil and gas companies according to Law 10 of 1961.
f)	Makes, within the legal term, the contributions to the Integral Social Security System and para – fiscal contributions according to the salary earned by the workers and reports the changes that may have occurred during each period.
g)	Pays in a timely and correct manner the salaries, overtime, night – time surcharges, Sunday work surcharges, service premium, severance aid and interest on the severance payment, vacations and all other legal and extra – legal labor credits that the regulations establish in favor of the workers.
h)	Has the authorization of the Labor Ministry to work overtime, if so required, and that the provisions of the Colombian Labor Code are being complied with regarding the maximum working hours and other labor norms that may be applicable.
i)	Keeps the records of the overtime or supplementary work done by the workers.
j)	Reports to the insurance company the news regarding entry, exit and accidents of the workers.
k)	Assigns the personnel of workers in its service, and that they actually carry out the work according to the positions defined in their respective employment contracts.
l)	Pays to its workers, in a timely manner, the final settlements of the benefits according to the salary and benefit regime applicable (legal or conventional)
m)	Sees to and solves the administrative claims filed by its workers and former workers.

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n)	Fills the monthly record of execution of the subcontract, according to the subcontracting control forms; said form must be filled by the contractor and delivered to the Administrative Service Officer.
o)	Delivers the schedule for the compliance with Article 21 of Law 50 of 1990, whenever applicable, and when it effectively complies with the provisions of that standard throughout the performance of the Contract.
p)	Does not enter into salary exclusion pacts regarding the salaries set forth in the salary level tables for activities that are not typical of the oil and gas industry, technical and administrative career or conventional.
q)	Does not end, without the permit of the competent authority, the employment contracts of employees that have some sort of privilege or reinforced stability.
r)	To accompany and support the labor audits done by ECOPETROL to contractors and subcontractors.
s)	Complies with providing to its workers a clean and adequate place to eat their food (when it is supplied) and humane and safe transportation.
22.	To accompany and support the labor audits done by ECOPETROL to contractors and subcontractors.
23.	To ensure the compliance with what was agreed in the Commitment Minutes or reports signed because of the labor audits done to the contractor throughout the term of the contract.
24.	To give advice ad write the draft answers to replies filed by the Contractor derived from the nonconformity regarding results of performance assessments, as well as to report the noncompliance or serious contractual faults.
25.	To ensure the correct application of the criteria defined in the Corporate Social Responsibility procedure for the classification of local labor, as well as the correct report in the tool set forth by ECOPETROL.
26.	Accompany the Manager Technical and Legal Service Officers and the Social Performance Office – DGS, in the socialization of the Contract and relationships with the community and stakeholders
27.	To communicate the socializations prior to the start of the performance to the communities, the labor regime, salaries and benefits applied to the Contract, as well as the quantity of resources estimated and specialties required for its performance.
28.	To see to the compliance of agreements between the community and ECOPETROL established in the planning of the project regarding the hiring of labor and subcontracting.
29.	To carry out periodic visits to the communities of the area of influence (workers, subcontractors and suppliers) in order to verify the compliance with the contractors’ obligations. Before the start of the Contract, it is necessary to establish an agreement with the Contract Manager, the periodicity of the socialization and follow up visits.
30.	Clarify concerns related to the execution of the contracts in labor and social issues.
31.	To identify, in a timely manner, alterations of the labor climate, manage solutions that are within its reach and recommend actions to the Manager.
32.	See to the compliance with the Labor Training Plan
33.	Permanent follow up to contractors for the timely payment of suppliers and demand the monthly no – debt certificates.
34.	To support the Contract Manager, Business Leaders and the Social Performance Office – DGS in the resolution of social incidents regarding the execution of the contracts in its charge.

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35.	To ensure for the execution of the Kick – Off Minutes and during the contract execution, the labor report in the tool established by ECOPETROL.
36.	To assure the hiring of Professional and Non – Professional labor from the Area of Influence, according to the provisions of the Contract and the Corporate Social Responsibility Proceedings.
37.	To assure the compliance and performance, on the contractor’s part, of the National Employment Service (SNE) tool. This one is deleted with the amendment of the RSE procedure.
38.	See to the compliance with the agreements previously established between the community and ECOPETROL regarding the hiring of labor.
39.	In the event of a cessation of activities on the part of the contractor’s workers, it must draft the notice for the signature of the Contract Manager and ensure the forwarding of the letter to the contractor calling or the resumption of the work and to ensure the continuity of the service.
40.	To identify, report and control the social and labor alarms generated throughout the execution of the Contract.
41.	To assure, in a timely manner, the answer to information requests, complaints, petitions and claims of the workers and of the community in labor and social issues.
42.	To identify the sub – contracts authorized by ECOPETROL and to verify the Contractor’ compliance with the payments to its subcontractors, and of the latter to their employees, through the request of the no – debt certificates, applying the Subcontracting Follow – Up Form according to the provisions of the RSE procedure and of the sub – contracting control form.
43.	To identify the contractor’s suppliers and to verify the compliance with the payments through the request of no – debt certificates and to communicate the default to the Contract Manager in an immediate manner.
44.	To pay periodic visits to workers, community and suppliers from the area of influence during the performance of the Contract, in order to know their concerns related to said execution, and besides:
(i)	Identify the labor climate
(ii)	Workers’ Training Plan
(iii)	Compliance with the enrollment of local labor
(iv)	Social Incidents
45.	To inform the manager about contract breaches or violations of Human Rights.
46.	Warn about breaches that may generate social events or that endanger the attention of the workers regarding the coverage of the Integral Social Security System.
47.	To process and to assure with ECOPETROL’S functional area the procedures related to payments on behalf of the contractor to workers that arise because of the noncompliance thereof.
48.	All other related to its role and necessary to ensure the compliance of the Contract or Agreement.

3.5.b.4.	INFORMATION INTEGRAL SERVICE OFFICER

It is responsible for the receipt, verification, organization, storage, control and preservation of the documents derived from the contractual execution, complying with the standards, regulations and guidelines ser forth in ECOPETROL’S Integral Management System (quality, OHSAS, among other).

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Its specific functions are:

1.	To assure the adequate implementation of the Integral Management System throughout the execution of the Contract, according to the regulations associated to ECOPETROL’S Integral Management System.
2.	To perform all actions necessary to maintain updated the information generated in electronic and physical media about the contracts in its charge.
3.	To see to and manage, in a timely manner, the requests of the Technical Service Desk and the Management that correspond to its role and that are within the framework of the contractual clauses and of the legal regulations in force.
4.	To cooperate in a timely manner with the Contractor for the development of the Contract, seeing to the requests and queries thereof and holding in a timely manner the meetings that it deems as convenient.
5.	To make, in a joint manner with the Technical Service Desk, a monthly report of the Contract’s relevant milestones for the manager to be able to make the follow – up thereof.
6.	To assure the compliance with the policies related to information, management of the Integral Management Systems and of the contractual documents.
7.	To monitor the implementation of corrective and preventive actions aimed to the reduction of non – compliances, complaints and grievances according to the integral management system.
8.	To manage the data and the knowledge generated in the development of activities inherent to the execution and liquidation of the Contracts in its charge.
9.	To assure the documentary performance of the contracting files, ensuring the accessibility, traceability and safety of the information without going against the policy of “less paper, more life”.
10.	To know and apply the regulations in force produced by ECOPETROL’S Office for the Coordination of Documentary Activity. Not to generate unnecessary parallel files that are not in agreement with ECOPETROL’S policies.
11.	To implement ECOPETROL’S corporate plans and programs for the compliance with the documentary and integral performance.
12.	To see to the correct operation of the tools and means available for the compliance with the documentary and integral performance.
13.	To verify and assure the use of the standardized forms for the execution of the Contracts in each one of the service roles.
14.	To receive and verify the physical and virtual data of the internal and external clients related to the Contracts in their charge.
15.	To approve the documentation delivery listings.
16.	To forward as required the documentation required during the performance of the Contract.
17.	To open and / or update the dossier, making the following technical processes:
(i)	To classify the documents per contract type and their respective issue, according to ECOPETROL’S Documentary Retention Tables.
(ii)	To order in a chronological manner the documents of each file in a way that it reflects the execution of the activities
(iii)	To prepare the documentation to be filed, eliminating the excess staples and metallic items, eliminate duplicates and blank sheets.

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(iv)	To bind the documents in legal – size folders, with the holes in the middle in a way that the documentation is protected in all of its borders.
(v)	To mark the physical and virtual folders according to the standards set forth in ECOPETROL’S documentary standards.
(vi)	To make and keep updated the inventory of the physical and virtual files to facilitate the access to the information.
18.	To organize the service files of the Contracts in its charge, physically locating them in ECOPETROL’S official form.
19.	To see to the requests for consultation and loan of files and to keep the record thereof in ECOPETROL’S official form.
20.	To do the follow up of the files on loan.
21.	To keep the record of the returns of files or to renew the loans.
22.	To transfer the Contracts that have been liquidated to ECOPETROL’S central file through the respective Delivery Minutes and the documentary evidence.
23.	To assure the report of information of documents managed in the Contract with the respective Documentary Retention Tables.
24.	To do the follow – up of the compliance with the retention times defined in the Documentary Retention Table.
25.	To coordinate with ECOPETROL’S different offices the delivery of the technical and administrative information required by the Contractor, according to the Law and to the Contract and to which ECOPETROL has committed or that it considers that it is convenient to furnish.
26.	To do the follow – up and to demand the compliance with the regulations of ECOPETROL’S Documentary Service by the Contractors.
27.	To lead training actions in documents’ and information management issues for the other roles involved in the integral Contracts’ management.
28.	All other related to its role and necessary to ensure the compliance with the Contract or Agreement.

3.5.b.5.	HSE ADMINISTRATIVE SERVICE OFFICER

It is the person responsible for the follow – up and control of the execution and closing of the Contract in terms of the compliance with obligations referred to industrial safety, occupational health and the environment. The HSE Administrative Service Officers and the HSE Technical Service Officers must work in a coordinated manner to achieve effective results in the HSE activity carried out by the Contracts, in compliance with ECOPETROL’S HSE Operational Mode.

The specific duties of the HSE Administrative Service Officer are as follows:

1.	To review and ensure the delivery, on the contractors’ part, of the HSE documentation required for the execution of the Contract’s Kick – Off Minutes, according to the Guideline applicable regarding HSE, the specific documents in HSE / ASP that each business has defined assessing their planning in the ECP – DHS – F – 090 for, (or the version in force for the respective contract).
2.	To review and ensure the delivery, on the contractors’ part, of the HSE / ASP Plan and its correspondence prior to the execution of the Contract’s Kick – Off Minutes, according to the Guideline applicable regarding HSE.

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3.	To support DHS and the Technical Service Office in the display of ECOPETROL’S HSE / ASP management model as well as the corporate HSE / ASP campaigns to the contractor firms.
4.	To see to and manage in a timely manner and within the terms set forth in the service level agreements, the requests for Technical Services Desk and the Management that Correspond to their role and that are within the contract’s clauses and the legal regulations in force.
5.	To periodically check that the Contractor complies with the contractual requirements regarding HSE / ASP.
6.	To take part in the Contract’s kick – off meeting led by the Manager thereof, in which it makes the presentation of the work team, documents of the Selection Process, times and Commitments’ Minutes regarding recommendations in that regard, performance strategies and relationships between the business, Administrative Service Desk and contractor.
7.	To review the HSE competences’ certificate of the technical personnel, required in the Contract.
8.	To enroll the Contractor’s staff in the course called “DEVELOPMENT OF THE PROMOTION OF SAFE, CLEAN AND HEALTHY WORK IN ECOPETROL S. A. – (Basic Level)” before the operator, verify their enrollment and to notify the contractor of the schedule as well as of the results.
9.	To ensure the compliance with the Contractor’s HSE / ASP training needs, including the verification of the results of the Safe Clean and Healthy Promotion course and the compliance of phase 3 on the business’ part.
10.	To process internal driving licenses. It includes the review of requirements according to ECOPETROL’S procedures and the legal regulations in force.
11.	To review, from a documentary point of view, the HSE / ASP compliance reports delivered by the Contractor, as well as the supports for the execution and closure of the action plans and improvement of the findings of audits, inspections, safety visits, investigation of incidents, among other. This information must be passed to the Manager and to the Technical Service Officer for its verification in the field.
12.	To request and make follow up to the improvement plans derived from the application of the contractors’ performance procedure or guidelines. To make and send, to whoever it may concern, the monthly and cumulative HSE / ASP performance report of the Contracts in its charge at a national level.
13.	To verify that the contractor has the permits to carry out work outside the hours established in the Contract and in the cases in which such circumstances so warrant, to make the HSE accompaniment of such works throughout their execution.
14.	To verify, from a documental point of view, the records of the disclosure of the incidents and lessons learnt that might have occurred, in particular those of the line or business served.
15.	To consolidate and notify to the Business the information regarding the IF, TRIF and Environmental Incidents’ Index.
16.	To assure the Application of the Procedure for the Management of Control Faults and Incidents ECP – DHS – P – 031.
17.	To request from the contractor the information for the assurance of the management of incidents and control faults.

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18.	To do the HSE performance report together with the Technical Service Officer and to send it to the Financial and Follow - Up Service Officer for its consolidation and uploading to SAP.
19.	To assure, during the performance and termination of the Contract, the control of the documents that evidence the compliance with the monthly HSE / ASP activity according to the following guideline: ECO – DHS – G – 043 and its updates or amendments.
20.	To report, on a daily basis, all the alerts or alarms of any kind derived from any of its Contracts on its charge that must be known by ECOPETROL due to their recurrence or impact on the organization or its environment.
21.	To request the no – debt certificates from subcontractors and / or owners of properties, if such is the case to recommend a deduction to the contractor because of the default.
22.	To request from the contractor its community relationships’ plan and to do the follow – up of the commitments acquired by it with the Community.
23.	All other related to its role and necessary to ensure the compliance with the Contract or Agreement.

Note 1 – All the information in physical and virtual media (records, documents, reports, etc.) generated pursuant to the Integral Management of the Contract is owned by ECOPETROL and the person responsible of said management cannot furnish it to third parties outside ECOPETROL.

3.6.	SPECIFIC FUNCTIONS OF THE ADMINISTRATIVE SERVICE DESK REGARDING AGREEMENTS:

Besides the general functions of the Service Desk and typical of the nature of the agreements, we underscore the following functions:

Financial Service Officer:

•	To verify the compliance with the requirements prior to the execution of the Kick – Off Minutes.
•	To assure the order for the payment of ECOPETROL’S contribution, which must be signed by the Manager of the Agreement, once all applicable budget supports are in place.
•	To check that the amount of ECOPETROL’S contribution corresponds to the one approved in the Agreement and that it exactly corresponds to the one ser forth in the Payment authorization.
•	To secure the evidences of the payment of the contributions by the parties
•	To support and manage the information necessary for the submission of agreements’ amendments to the Follow – Up Committee.
•	To ensure that all the minutes related to the execution are filed in the Agreement’s dossier.
•	To ensure that the Agreement and the payment of the contribution are duly recorded in SAP.
•	To ensure that the information included in SAP regarding the Agreement is correct and to update it if the need arise.
•	To ensure that all the stages of execution of the Agreement are completed.

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•	To ensure that there are Termination and Liquidation Minutes of the Agreement.

Integral Information Service Officer:

•	To ensure that the Agreement’s planning documentation is included in the dossier submitted by the Service Desk.
•	To ensure that the original Agreement, duly executed by the parties, has all the original signatures of the persons duly authorized by the Companies, regional entities or institutions.
•	To ensure the Agreements’ Committee’s Minutes and review them to verify and ensure the recommendations in the execution thereof.
•	To ensure the Agreement’s publication documents, as applicable.
•	To include in the dossier all the documents related to Cooperation Agreements or specific agreements that may be entered into under a Framework Agreement.
•	To deliver the information of the agreements to the Control Entities that so request, with the prior endorsement of the Manager of the Agreement.
•	To make up and 7 or update the file completing the following technical processes:
a)	To classify the documents by type of Agreement and the respective issue, according to ECOPETROL’S Documentary Retention Tables.
b)	To order, in a chronologic manner, the documents in each dossier in a way that it reflects the execution of the activities.
c)	To prepare the documentation to be filed, eliminating the excess staples and metallic material, eliminate duplicates and blank sheets.
d)	To bind the documents in legal – size folders, with the holes in the middle in a way that the documentation is protected in all of its borders.
e)	To mark the physical and virtual folders according to the standards set forth in ECOPETROL’S documentary standards.
f)	To make and keep updated the inventory of the physical and virtual files to facilitate the access to the information.

Legal Service Officer

Is responsible for the review and control of the legal aspects of the agreements, such as the projection of answers to requests related to amendments thereof (additions and addendums), claims or petitions, rights of petition, review of documents that trigger decisions or activities, approval of guarantees and insurance, follow up of the validity of guarantees and insurance.

•	To consult and apply, on a permanent manner, the legal regulations and to follow the guidelines and concepts enacted by ECOPETROL’S Legal Vice Presidency.
•	To ensure the acts of the Agreements’ Committee and to review them to verify and assure recommendations for the execution thereof.
•	To project to the Manager of the Agreement the documents related to the Agreement necessary to guaranty its correct execution
•	Accompaniment in the meetings in which legal advice is required in respect to the compliance with the Agreements assigned to the Service Desk.

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3.7.	FUNCTIONS OF THE CONTRACT’S OR AGREEMENT’S TECHNICAL SERVICE OFFICER

Besides the general functions assigned to the role of Administrative Service Officer of the Contract or Agreement in Item 3.3 of these Guidelines, it shall have the following specific functions (but not limited to them):

Are duties of the Technical Service Officer:

1.	To work in a coordinated manner with the Administrative Service Officer seeking synergies that allow achieving all of the Agreement’s contractual goals.
2.	To systematically report to the Manager the technical behavior of the Contract or Agreement and the corrective and preventive actions adopted to reduce diversion impacts.
3.	To control the quality of the object contracted, demanding the compliance with the norms and technical specifications and other contractual conditions.
4.	To verify the appropriateness, quality and quantity of the materials supplied by the contractor for the performance of the works or services, according to the provisions set forth by ECOPETROL in the technical specifications of the Contract or the provisions of the technical or legal specifications of the Contract or the provisions of the technical or rules that govern the issue.
5.	Accept or reject the materials according to the type of labor that the Contractor is going to carry out. In the cases in which it is necessary, to carry put the tests for the inspection during the loading, offloading and storage thereof.
6.	To ensure the delivery of materials that ECOPETROL agrees to provide to the contractor, leaving evidence thereof in the respective minutes.
7.	To supervise the transportation made inside ECOPETROL’S facilities for the transportation of materials provided by the contractor.
8.	To make, together with the contractor, at the date of termination of the contractual performance, the final balance of the excess materials supplied by ECOPETROL and to write the respective receipt minutes.
9.	To receive and approve the products and / or services delivered by the Contractor and that are adjusted to the technical standard or specifications applicable, or to otherwise reject them, stating their observations thereof. In addition, to inform to the Administrative Service Officer, on a monthly basis or according to the payment plan, the quantities of the products and / or services received to satisfaction.
10.	To keep a permanent control of the resources used by the Contractor, verifying that the quantity and the quality thereof are in agreement with the demands of the documents of the Selection Process (DPS) or with what was offered in the proposal. In the event of anomalies it must require the contractor to perform, and inform whatever is pertinent to the Contract Manager for the eventual application of the sanctioning instruments.
11.	To verify the compliance with norms, codes and standards required for the suitable performance of the Contract’s scope and that have been previously established.
12.	To verify the compliance with the environmental management plan, whenever applicable.
13.	To demand, verify and supplement, according to the specifications approved and the other contractual conditions, the corrective measures of the activities wrongly performed, and demand that the contractor redoes them at its own cost.

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14.	To carry out the recommendations given when it considers that some procedures are inadequate or that can be improved.
15.	To approve the work permits required to comply with the contracted purpose, once validated by the Manager, who must verify the behavior of the extra time (exceptional work according to the validations of the competent ministry) and consult the Administrative Service Desk about the state of the payments of salaries and benefits.
16.	To supervise that the required personnel is deployed in the work fronts according to the respective detailed schedule.
17.	To analyze the reports presented, issuing the respective technical opinion and agreeing whatever is required with the Contractor to have a smooth performance of the Contract. If such technical opinion were to mean an amendment to the Contract, it must inform so to the Manager and to the Administrative Service Office to proceed with the relevant procedure before the Requesting Officer and the Authorized Officer.
18.	To make, in writing, the observations that it deems as pertinent on the progress reports and all other documents of technical issues submitted by the Contractor.
19.	To demand from the contractor the start, performance and completion of the technical obligations in its charge on the dates agreed (if such is the case).
20.	To control the compliance with the technical obligations derived from the Contract and the good use of the equipment, physical spaces and materials delivered by ECOPETROL.
21.	To keep a list of the issues of a technical nature that may occur, pursuant to the Contract and to make, to whoever it is necessary, the relevant recommendations.
22.	To prepare and carry out the Contractor’s performance assessment in the technical criteria and to submit the supports of the results obtained, according to the Contractors’ Performance Procedure or to the document that takes its place, and to send it to the Administrative Technical Officer for its consolidation.
23.	To recommend to the Contract Manager the application of the sanctions agreed, in case of breach of the obligations of a technical nature derived thereof (discounts, compensations, coercion penalty clause) and to complete, in these cases, with the support of the Administrative Service Officer, the documents that the Contract Manager had to issue for such purposes.
24.	To recommend to the Contract Manager, in a reasoned manner, the appropriateness of the partial or total suspension of the Contract.
25.	To authorize travels of the contractors according to the Contractors’ Travel Procedures, with the prior control of the rational use of reimbursable expenses and according to the plan submitted by the Contractor.
26.	To warn and recommend actions to the Contract Manager regarding activities required to be carried out for the adequate performance of the Agreement, even if the same have not been defined by the Contract.
27.	To report discrepancies between the amounts received and the amounts agreed in a contractual manner.
28.	To input in ECOPETROL’S data system the amounts received during the performance of the contract or purchase order.
29.	To execute the requirements and services according to the provisions of the procurement proceedings.
30.	To make the service request or dispatch order in the system available for ECOPETROL, upon request of the requesting Officer (for ANDE Contracts).
31.	To ensure the execution and signature of the Contract’s Completion Minutes.

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32.	To carry out the follow up and control for the assurance of the execution of the budgetary commitments according to the timetable approved in the Contract’s annual plan.
33.	To make, jointly with the Administrative Service Officer, a monthly report of the Contract’s relevant milestones for the Manager to be able to make the documentary follow – up thereof.
34.	To comply with the recommendations made by the Contract Manager, which are not against the Law and regulations applicable, to ensure the compliance with the Contract.
35.	To ensure the compliance with the obligations acquired by ECOPETROL with the Contractor.
36.	To support with technical data the Contract’s or Agreement’s Liquidation Minutes.
37.	To analyze the petitions, claims or requests of the Contractor related to technical issues derived from the contractual execution and to present their conclusions to the Administrative Service Officer and Contract Manager.
38.	All other related to its role and necessary to ensure the compliance with the Contract or Agreement.

3.7.a.	HSE TECHNICAL SERVICE OFFICER

The HSE Technical Service Officer is responsible for carrying out the verification, in the field and the assurance of the operational control of the activities set forth in the HSE plans and programs throughout the execution and closure of the Contract, in terms of industrial safety, occupational health and the environment. Its specific functions are as follows:

1.	To display ECOPETROL’S HSE / ASP Performance model to the contractor companies.
2.	To divulge and ensure the display of the corporate campaigns regarding HSE
3.	Registration of the personnel for specific HSE inductions
4.	To lead the Contract’s kick - off meeting in HSE issues, in which the Administrative Service Office must be present, as well as representatives of the contractor company. In this meeting, it must assure that the work team is introduced, and that the Selection Process Documents, times and commitments’ minutes regarding the relevant recommendations are presented, as well as execution strategies and relationships between the business, Administrative Service Office and the contractor.
5.	To verify in the field the progress of the HSE programs and plans presented by the Contractor, as well as the effectiveness of the action plans and improvement of the findings resulting from audits, inspections, safety visits, investigation of incidents, among other. The findings and diversions identified in the field must be notified by the HSE Administrative Service Desk to complete the activities necessary and to ask the contractor for the improvement plans.
6.	To verify, in the field, the disclosure of the incidents and lessons learnt that might have occurred, particularly those of the line or business served.
7.	To verify in the field the legal compliance with occupational health and industrial safety.
8.	To carry out the inspection of the vehicles required for the process of authorization of entry to the facilities. The result of the inspection must be sent to the Administrative Service Desk to complete the vehicle authorization proceedings.
9.	To ensure the compliance with ECOPETROL’S standards, and also of the disclosure thereof in the event that the same are repealed, amended or if new documents are issued.

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10.	To ensure the application of the procedure for the management of Control Faults and incidents – ECOPETROL DHS – P – 031, and / or as amended.
11.	To carry out the follow – up of the state of the control faults and incidents reported in the Risk and Incidents’ Management Tool (GRI).
12.	To keep updated the information in the Risk and Incidents’ Management Tool (GRI), taking into account the one provided by the HSE Administrative Service Office.
13.	To assess the efficacy of the corrective actions resulting from the investigations of control faults and incidents.
14.	To propose preventive and corrective actions that lead to the preservation of the health of the workers, the conservation of the environment, the support of the business and the Company’s image, based on the statistical analysis of the control faults, incidents and the non – conformities of the HSE Management System found in the safety visits, inspections and audits.
15.	To define and execute a field visits’ and inspections’ program for the follow up of the operational control of the contractors’ HSE performance.
16.	To verify the compliance with the activities proposed in the Environmental Management Plan’s Data Sheets.
17.	To assure the compliance with the administrative acts issued by the Environmental Authorities.
18.	To keep the Legal – Environmental Compliance Index – ICLA and the LTO indicator updated.
19.	To do the follow – up and to maintain updated the CAMI tool regarding licenses, permits and other administrative acts.
20.	To take part in the answer of the administrative acts issued by the Environmental Authorities and Control Entities.
21.	To receive the visits of the environmental authorities and control entities.
22.	To do the environmental compliance report according to the Projects’ Environmental Follow – Up manual as amended.
23.	To request from the contractors the information required for the completion of the Environmental Compliance Reports (ICA).
24.	To compile the information required for the environmental report that is presented to the Office of the General Controller of the Republic established in the forms set forth for such purposes.
25.	To maintain updated the information required to fill the RUA (the IDEAM’S Environmental Sole Registry for the Hydrocarbons’ Sector).
26.	To keep updated the information required fro the GRI (Global Reporting Initiative).
27.	To carry out the Contractor’s HSE performance assessment, together with the Administrative Service Officer.
28.	To present the contractor’s serious breaches according to the provisions of the Contractors’ Performance procedure.
29.	To ensure, throughout the performance and completion of the Contract, the control of the technical documents that evidence the compliance with the HSE activity according to the defined in the following internal regulations and / or its amendments:
•	Instructions for the Delivery of Reports and Graduation Essays to the CIT
•	Instructions for the Delivery of Technical Data of the Transport Vice Presidency
•	Guidelines for the Delivery of Exploration and Exploitation Technical Data

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30.	All other related to its role and necessary to ensure the compliance with the Contract or Agreement.

3.8.	OTHER INTERLOCUTORS THAT SUPPORT AND HAVE AN IMPACT ON THE PERFORMANCE OF CONTRACTS OF AGREEMENTS

In some cases, throughout the execution of the Contracts, the exercise of the Contract’s management and service roles will require the support of the operational areas, as well as of the technical support areas, the advisors and / or service areas, in order to solve the issues that could arise.

The Manager will be responsible for leading the interaction with the officers in charge of each one of the processes in the aforementioned areas, as well as to carry out a timely planning, scheduling and notification of the requirements and delivery of technical and administrative information as necessary to request opinions or support of part of them, in a way that the support may be received with the opportunity and quality that the contracts or agreements require.

In the same way, the Heads, Coordinators, Functional Leaders, Professionals and other members and collaborators of the departments that give support to the contracts or agreements have the obligation to give the required support, provided that the same is part of its functions and competences.

Some of the support offices that through their activity impact the execution of the contracts include:

OPERATIONS AND MAINTENANCE – Review and approval of ATS for the execution of works or services hired with High “H” or Very High “VH” risks, management of work permits for the works to be carried out per contractors, scheduling and operational and / or maintenance maneuvers for the delivery of physical areas, operational plants or equipment regarding which the contracted works will be executed.

DHS – Support and advice in the completion and review of the HSE plans and contracts’ risk management.

SECURITY – Verification of documents, approval and production of credentials according to the standards, guidelines and policies for the entry of persons, vehicles, materials, equipment and tools for the performance of the works done.

RELIABILITY – To verify, give advice and see to the compliance with technical standards and norms in the contracts, review and approval of plans, to review the quality compliance of the works through the validation of the results of the END – Non Destructive Assays, etc.

INTEGRAL OPERATIONAL RISKS’ MANAGEMENT – Assurance in the compliance with the HSEQ policies and procedures established in the organization and the adequate disposal of solid and liquid waste and the adequate management of the chemical substances. To give support in the contracts’ risk management.

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PROJECTS – To ensure the correct and timely integration and programming of works to be done by projects managed by ECOPETROL and by contractors when the same can have interferences due to their simultaneous execution or to their execution in tandem, or because they require the same physical spaces and resources.

VTH – Accompaniment and Advice to the Service Desks and Contract in the situations of alteration of labor climate that affect the contractual execution.

3.9.	COORDINATED WORK OF THE SERVICE DESKS:

Taking into account that the Service Offices are in the service of the Contract, these must ensure their coordinated work in a way that they must ensure their joint intervention in the making of decisions that involve technical and administrative issues. The positions of the Service Desks must be supported on actual and coherent facts and data, and must be duly justified.

In the event of differences of opinion between the Service Desks, the same must reconcile their positions and deliver one single notion to the manager. If the differences of opinion are insurmountable, both of them must so inform to the Manager in writing, supporting their positions, and the final decision will be made by the Manager.

The Service Desks, in their capacity as functional subordinates of the Contract Manager, must support its work at all times.

3.10.	MANAGEMENT AND SERVICE OF DEMAND ANTICIPATION CONTRACTS

Taking into account the particularity of the ANDE contracts and depending on the complexity thereof, it will be possible to establish a contracts’ management and service scheme, which is described below:

3.10.a.	GOODS’ DEMAND ANTICIPATION CONTRACTS

3.10.a.1.	CONTRACTS ON GOODS FOR NATIONAL DELIVERY (EXPENSES)

3.10.a.1.1.	MANAGER’S FUNCTIONS

The manager will operate in a centralized manner, and it will be appointed by the DSC, it will discharge the duties set forth in item 3.5.a hereof – excepting those related to the ordering and approval of payments – and the functions set forth below:

1.	To follow up the budget execution of the Contract taking into account the amount projected and the consumption tendencies according to the information received from the DSC’S Procurement Unit. This activity will be made based on the information on performance and payments.
2.	To verify, whenever required, that the formula for the readjustment of prices agreed in the contract is applied in a correct and timely manner (for the execution of the respective adjustment minutes).

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3.	To demand from the contractor the submission of the documents that support the payment of the readjustment after its acknowledgement and disbursement on ECOPETROL’S part, in case that the same is of a retroactive nature.

3.10.a.1.2.	FUNCTIONS OF THE TECHNICAL SERVICE OFFICER

The Technical Service Officer for the purchase of Expenses is the officer that receives the materials in the different ECOPETROL’S warehouses o, otherwise, the user that receives the material in the delivery place agreed. It must be considered that the receipt and entry of material in the system, automatically generates the release of the payment of such material, namely, there is not a release of the invoice on the Manager’s part or an entry of goods by the Administrative Service Officer and, therefore, the Technical Service Officer is the one responsible for the accuracy of the receipt of materials for payment.

The Technical Service Officer will operate in a de – centralized manner and it will discharge the duties contemplated in item 3.7 hereof as applicable, besides the functions set forth below:

1.	To receive and make the entry of all the materials in the information system enabled for such purposes.
2.	To generate the discrepancies according to the provisions of the Instructions for the Handling of Discrepancies and Returns.

3.10.a.2.	PROJECTS’ GOODS CONTRACTS

The roles of Manager and Administrative Service Officer for assets destined to projects will include the same functions of those that correspond to the purchasing officers for expenses. However, the role of the Technical Service Officer for these purchases will be discharged by the Follow Up Officer designated by the Requesting Officer for the project.

The Technical Service Officer will operate in a de – centralized manner and will perform the functions contemplated in item 3.7 of this Document that are applicable, besides the functions set forth below:

1.	To receive and make the entry of all the materials in the information system enabled for such purposes.
2.	To generate the discrepancies according to the provisions of the Instructions for the Handling of Discrepancies and Returns.

3.10.a.3.	GOODS’ CONTRACTS WITH DELIVERY ABROAD

Besides the roles and functions described in the preceding section, for the case of demand anticipation contracts in which the goods are delivered abroad, besides the Contract Manager that is only one at a national level, of the Technical Service Desk and of the Administrative Service Desk, if the strategy was designed in that way, there is an additional role that supports the correct performance of the contract, which corresponds to the Imports’ Assurance Officer, whose functions are established in the Instructions for the Assurance and Control of Imports of Materials and Equipment and who must report to the person acting as Technical Service Officer, who discharges the duties of verification of receipt of the assets in this kind of contracts.

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3.10.b.	SERVICES’ DEMAND ANTICIPATION CONTRACTS

3.10.b.1.	INTERVENTION OF THE SERVICE ORDER’S REQUESTING OFFICER

Bearing in mind that these are transversal contracts, planned and processed by the DSC with the businesses for different ECOPETROL’S areas; the use thereof is materialized through the different areas or business who, through the Requesting Officer, according to the authority delegations’ manual) approves the request of the good or service (service order or dispatch order) in the tool enabled by the DSC’S procurement Unit generated by the employees thereof, which becomes a dispatch order for the services. This same officer will be the one in charge of approving the invoice derived from the execution of that order.

Besides activating the ANDE Contract through the dispatch orders, the Requesting Officer, according to its needs, will appoint the Officer for the follow – up of the Business, who will also be the one in charge of verifying the provision of the service and the appropriateness of the payment, namely to whom it will report the actual compliance with the dispatch or service order for payment without prejudice to the functions of the Technical and Administrative Service Desks and of the Contract Manager, because they have the general knowledge of the Contract.

The Requesting Officer must:

1.	Approve in the Procurement System in force, the service orders generated because of the applications made by the officers in its dependencies. By giving its approval, it is responsible for the adequate handling of the resources and budgetary documents that are imputed in the dispatch order.
2.	To approve in the tool the payments required because of the execution and termination of the service order or of documents entered into pursuant to these activities.

3.10.b.2.	MANAGER’S FUNCTIONS

The Manager appointed from the FCC according to the Contract Management Model that corresponds to the DSC, will operate, in a centralized manner, and it will discharge the functions contemplated in item 3.5.a hereof – with the exception of the provisions related to the order and / or approval of payments – which corresponds to the Requesting Officers, who can request the service order and in consequence they can authorize the payment once the service requested has been received in a satisfactory manner; the Business’ follow – up officer, through the Service Desks in the service of the Contract, will notify the contract Manager of the contractor’s behavior in the respective service order.

Besides the functions of item 3.5.a, the Manager of the ANDE Contracts shall have the following functions:

1.	The follow – up of the budgetary execution of the Contract, considering the projected value and the consumption trends that were noticed since the time in which the Contract was planned and which should have been delivered to the Contract Manager together with the dossier of the Contract to be managed. This activity will be made based on the information about execution and payments and the Contract information given by the UCN.

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2.	To verify, as the case may be, that the readjustment clause agreed in the Contract is applied in a correct and timely manner (for the execution of the respective readjustment minutes).
3.	To demand from the contractor the presentation of the documents that support the payment of the readjustment, after the same have been acknowledged and disbursed by ECOPETROL, in case that the same is of a retroactive nature.

3.10.b.3.	FUNCTIONS OF THE ADMINISTRATIVE SERVICE OFFICER

The Administrative Service Officer shall discharge the duties set forth in item 3.5.b hereof, assuring a correct performance of the contract, and in a specific manner, the following:

1.	Follow – up of the deliveries and compliance with the service orders;
2.	Follow - up of the invoicing of the contractors and the respective payments;
3.	Activity for the application of sanctions and attention of claims;
4.	To make the relevant records in the Contracting Information system;
5.	To support the manager in the follow – up of the Contract’s budget execution and to inform it, in a periodic manner, of the amount projected and the trends thereof. This activity will be carried out based on the data about execution and payments.
6.	To support the Manager in the verification, as the case may be, for the timely and correct application of the readjustment formula set forth in the Contract, besides writing the respective readjustment Minutes.
7.	To support the Contract Manager in the follow – up of the budget execution of the Contract and to file periodic reports of the amount projected, consumptions and the trends thereof. This activity will be made based on the information about execution and payments. In the cases in which there is administrative service of several contracts, to submit the general and consolidated data for each Manager.

3.10.b.4.	FUNCTIONS OF THE TECHNICAL SERVICE OFFICER AND OF THE BUSINESS’ FOLLOW UP OFFICER

The Technical Service Officer of an ANDE Contract, which can be an employee of ECOPETROL or a contractor assigned, will execute the functions contemplated in item 3.7 of this document as applicable, and it is unique for all orders derived from the Contract.

The Business’ Follow Up Officer will have the functions set forth in item 2 “DEFINITIONS” of this Guideline.

The Business’ Follow Up Officer will operate in a decentralized manner, but it will report to the Contract Manager the receipt of the service required and the payment thereof by the Requesting Officer.

NOTE – Considering that the ANDE Contracts for services are in the implementation and stabilization stage, the provisions of this Guide is applicable only to those Contracts that are entered into under this modality as from the date of publication of this Guideline; all other ANDE Contracts that were structured for services will continue being governed under Version 5 of the Guideline for the Management and Service of Contracts and Agreements.

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3.11.	MANAGEMENT OF CONTRACTS OF A LESSER COMPLEXITY OR LOCATED IN THE NECESSARY OR CONSUMABLE QUADRANTS DETERMINED BY DEA AS THE SUBJECT OF A SOLE SERVICE DESK.

The management of contracts of a lower complexity or determined by DEA as the subject of a sole Service Desk, as well as those of an amount of less than one hundred minimum legal monthly salaries in force (100 S. M. L. M) is made according to the rules set forth in this document.

Considering that in these contracts there is only one Service Officer determined, who assesses both the technical and administrative aspects, the follow – up must also comply with the elements mentioned in Chapter 4 of this Guideline, and specifically:

(i)	To ensure the timely and correct compliance with the subject of the Contract;
(ii)	The delivery of the good and service in the conditions agreed;
(iii)	The compliance with the regulations regarding HSE, DOCUMENTARY, LEGAL, FINANCIAL, etc., as applicable to the Contract’s purpose;
(iv)	The compliance with the internal procedures regarding contractual aspects;
(v)	The accrual and payment to the contractor for the good or service provided;
(vi)	The opportune performance assessment;
(vii)	All other typical of the Service Desks of the contracts according to the provisions of this Guidance.

On its part, the Manager must see to the correct performance of the Contract not only technically but also on administrative terms, and it must do the necessary follow up of the group of contracts of this nature to ensure not only the payment but also the adequate closing thereof, according to the applicable provisions in these Guidelines.

Regarding public utilities, the administrative service refers to the assurance of the timely payment according to the dates set by the entity providing the utility service (water, power, cell phones, landlines, television and waste collection), making an ongoing follow up of the consumption, and it shall inform of important variations thereof.

3.12.	CONTRACTS’ MANAGEMENT AND SERVICES WHEN ECOPETROL ACTS AS THE CONTRACTOR

In its capacity as Contractor, ECOPETROL may implement the contract management role, which shall have, among other, the following functions:

1.	To design a follow - up plan with clear objectives that allow evidencing results during the term established for the Contract.
2.	To sign the Kick – Off Minutes
3.	To approve the invoicing and to verify the receipt of the relevant payments because of the execution, performance, termination or liquidation of the Contract or of the documents signed pursuant to these activities. Likewise, to approve the charge of reimbursable expenses abiding by the procedures set forth in the Contract or those established in the Company for the acknowledgement thereof.

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4.	To verify the compliance with the tax obligations that may arise.
5.	To monitor the critical variables of the contracts in its charge, and inform the competent officers to reach the solutions aimed to prevent contractual conflicts.
6.	To write the monthly follow – up report: records the progress and other relevant aspects of the development of the Contracts whose term of execution is of more than three (3) months.
7.	To write the progress minutes
8.	To do the ongoing follow – up of the contractual costs
9.	To authorize the partial or total suspension of the contract through the execution with the Contracting Party of the relevant document in the name and on behalf of ECOPETROL, and to inform the authorized officer of this fact. Once the causes for suspension have disappeared, to enter into the respective Restart Minutes.
10.	To monitor authorized travel expenses and to ensure the adequate use of resources assigned for such purposes.
11.	Once the performance of the Contract has concluded, to make and submit to the Authorized Officer a final report that contains all the relevant issues of the execution thereof.
12.	To carry out the final liquidation of the Contract or to appoint whoever has to do it, and approve such liquidation, signing the document that contains it.
13.	To open and / or update the Contract’s file.

The Administrative Service and the Technical Service fulfill roles similar to those already mentioned in this Guideline, The person in charge of the Contract planning will be responsible for defining the roles of the administrative service that will be necessary to ensure the correct execution of the Contract; however, the management and technical service will also be applicable.

3.13.	STANDARDIZED PROCEDURE FOR THE HANDLING OF NON – CONFORMITIES AND BREACHES OF CONTRACT

This Chapter refers to the definition of a standardized procedure for the Managers, Technical Service Officers and Administrative Officers to proceed when faced with breaches detected during the execution of the Contracts.

I the event that a Manager, Technical Service Officer or Administrative Service Officer evidence a breach of contract, they must:

1.	The Technical Service Officer and / or Administrative Service Officer that learns of it must inform it to the Manager forthwith;
2.	The manager must establish the actions to be adopted when faced with the default, taking into account, among other aspects, the seriousness or gravity, the impact on ECOPETROL, on assets of others involved, the relapse.
3.	To design with the Contractor a plan for the management of the default within a determined term of the criticality thereof warrants it.

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4.	If the noncompliance persists, the Administrative Service Officer, who must have it duly documented, will give the alarm to the competent levels for their involvement and information.
5.	If the noncompliance is cataloged as VERY HIGH or HIGH, the Manager must inform it forthwith to the Authorized Officer, define the application of the sanction clauses and / or recommend the early termination of the Contract and / or establish, with the accompaniment of the legal area, the action to be implemented. It is the duty of the Legal Service Officer of the Administrative Desk, to support the manager throughout the process of detection and closing of the breach.
6.	If the breach is cataloged as MEDIUM, a NON – CONFORMITY must be opened to the Contractor and establish an immediate action plan to solve it. If the breach persists (regarding the same fact), a SECOND NON – CONFORMITY must be opened with the same procedure. If after the second NON CONFORMITY the breach continues, the process set forth in the preceding item must be followed.
7.	If the breach is cataloged as LOW, it is necessary to determine and to inform to the contractor a management plan with specific dates up to the closure thereof. If the noncompliance persists, he process set forth in the preceding item will be followed.

3.14.	HANDLING OF THE COMMUNICATION AND INFORMATION BETWEEN THE MANAGER, ADMINISTRATIVE SERVICE DESK AND TECHNICAL SERVICE DESK

The Administrative Service Desk will be the one responsible for ensuring the receipt, control and forwarding of the communications related to the execution of the Contract, to be circulated between the Technical Service Desk, the Manager and the Administrative Service Desk. The foregoing includes the forwarding thereof, as well as to ensure that they are timely seen to and answered, and archived.

Notwithstanding the foregoing, the Technical Service Officer must ensure that in the Contract’s file under the custody of the Administrative Service Desk there is a copy of all the communications of a technical nature issued, to ensure the traceability of their actions performed throughout the performance.

Regarding the communications that must be sent by the Manager to the Contractor because of its role, the Technical or Administrative Service Officer, as corresponds, will be in charge of projecting them, The filing in the Contract’s dossier, according to the rules of documentary management set forth below will be the duty of the Administrative Service Officer.

For the distribution of the technical and administrative communications the Instructions for the Handling of Official Communications will ne used, which specifies the procedure for the flow of the internal and external communications between both Service Desks.

For the receipt and delivery of documents to the Integral Information Service Officers, the form called Form for the Delivery of Documents to Archive shall be used.

The Administrative Service Desk will support the drafting of the communications set forth in the checklist as typical o the performance stage.

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The documentation received by and under the custody of the contracts’ Administrative Service will be organized according to the provisions regarding Documentary Service in the Integral Management System, on ECOPETROL’S part. The chronological organization will be made based on the date of the processing of the document (filing, receipt and forwarding dates, respectively, and processing dates for external documents). Taking into account that these are risk files, the numbering will be made forthwith. The Shared Services Office – DSC may establish the periods in which partial deliveries of the documentation will be made to ECOPETROL’S service archive, according to the consultation levels of the information in its charge and the criticality of the Contract.

The information received in physical media will be fully digitalized, registered in the control charts and filed in the respective contractual dossier as well as in the P8 Corporate Tool.

The final versions of the documents classified as Technical Data will be forwarded to the CIT by the Technical Service Desk according to the Procedure for the Delivery of Information to the CIT. A physical copy of the preliminary versions will be kept in custody by the Technical Service Officers while the contractual stages are in progress, and an electronic copy in a temporary repository, by the Administrative Service Desk.

The Technical and Administrative Service Officers are responsible for carrying all periodic inquiries of the information published in the official repository in order to maintain the traceability of the actions done during the execution of the Contract.

3.15.	COMMON PROVISIONS OF THE CONTRACTS’ SERVICE DESKS

The anti – corruption statute set forth in Law 1474 of 2011 a mandatory public – order provision, establishes responsibilities regarding the contractual supervision and inspectorships.

In the case of ECOPETROL, the Supervision is equivalent to the Administrative Service performed through the Shared Services’ Center and to the Technical Service done by the plant or payroll personnel; the Inspectorships are equivalent to the Technical Service hired through consultancy agreements supported by the need of a specialized knowledge.

3.15.a.	DUTIES AND RESPONSIBILITIES OF THE SERVICE DESKS

According to Law 1474 of 2011, the Service Desks have the power to request reports, clarifications and explanations regarding any issue related to the contractual performance.

In terms of responsibility, the service desks have obligations established by the Law, within which we can highlight the following:

1.	To keep the Contract Manager and / or Authorized Officer informed of the facts or circumstances that could constitute corruption acts; situations that may endanger or that actually jeopardize the contract’s performance; breaches of contract.
2.	To demand the quality of the goods and services hired.
3.	To refrain from certifying that the works, services or goods have been satisfactorily received of they have not been done or received in full.

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Without prejudice to other rules set forth in the Sole Disciplinary Code, the failure to comply with the obligations contained in the Anti – Corruption statute is qualified as an extremely serious disciplinary fault attributable to the Service Officer. The disciplinary liability of the legal entities falls on the legal representative or the members of the board of directors.

In addition, regarding the Technical Service Desk, the Law expressly states that the failure to comply with the aforementioned responsibilities generates the disqualification to contract with the State for a term of five (5) years.

If the Technical Service Officer does not inform ECOPETROL in a timely manner of a possible breach of the obligations of the contract the subject of its service, it will be joint and severally liable with the Contractor for the damages caused to the organization.

LIST OF VERSIONS

PREVIOUS DOCUMENT
Version	Date	Old Code and Title	Changes
5	31 / 10 / 2011	ECP – UCN – G – 001 GUIDELINES FOR THE MANAGEMENT AND SERVICE OF CONTRACTS	Guidelines’ update. Inclusion of the chapter anticipation of demand, procedure for the handling of defaults, handling of contracts of a low value, handle of communications, scope of the procedure when ECOPETROL is the contractor.
NEW DOCUMENT
Version	Date	Changes
1	29 / 11 / 2012	Fixing of roles and responsibilities in service to the Contract Manager, establishment of contracts with a Sole Service Desk according to the execution matrix, update according to adjustments of the regulations in guidelines applicable to the Service Desk function, update according to the Authority Delegations’ Manual and the Contracts’ Management Model.

For further information about this document, please contact the person who made it, on behalf of the responsible office:
Made by: Daisy Sahir Navas Guzman Phone: 44214 E – mail: daisy.navas@ECOPETROL.com.co Office: Strategic Procurement Office.

Revised by:	Approved by

/s/ ZENIA MILENA ARCINIEGAS	/s/ JAIME A. PINEDA DURÁN
ZENIA MILENA ARCINIEGAS	JAIME A. PINEDA DURÁN
Acting Director of Legal – Contractual Issues	Director of Strategic Procurement

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Free English translation of Spanish language document

EXHIBIT No. 7

OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

GENERAL CONDITIONS FOR THE PURCHASE OF COMMODITIES

(CRUDE OIL)

These are the General Conditions of the Crude Oil Purchase Agreement. The Agreement will be governed by the provisions of these conditions, as well as the provisions of the Special Conditions. The Special Conditions will take precedence over these General Conditions and, therefore, anything specifically provided in the Special Conditions will take preference over the provisions of these General Conditions.

GENERAL CONSIDERATIONS:

1.	That SELLER is engaged, among other activities, in the exploration, exploitation and marketing of hydrocarbons and their derivatives or related products.

2.	That BUYER has prepared this Agreement and has made it available to SELLER, who has had the opportunity to conduct the necessary and sufficient analysis (including but not limited to its financial, economic, commercial, legal, tax, operational and technical aspects) to understand the terms and conditions, scope and implications arising thereof.

3.	That the Parties enter into this Agreement, the terms and conditions of which are fully appreciated, understood and accepted by both Parties.

4.	That prior to the signing of this Agreement, BUYER sent SELLER a draft of this Agreement in order that SELLER study and submit its comments and concerns; therefore, the Parties expressly state that this Agreement is a concurrence of wills between them.

5.	That for the purposes of the execution of this Agreement BUYER previously verified in the Fiscal Liabilities Bulletin prepared and issued by the Comptroller-General of the Republic, that SELLER does not appear listed in such Bulletin as one of the persons against whom a definitive resolution of fiscal liability has been issued and they have failed to satisfy the obligation contained therein. Similarly, BUYER has implemented the control mechanisms in relation to the prevention of money laundering and has developed the instruments for the proper application thereof, in compliance with the Policy on Prevention of Money Laundering and Financing of Terrorism.

6.	That BUYER, in its expense budget, has the respective budgetary availability for the execution of the Agreement to which this document refers.

7.	That pursuant to the provisions of the Procurement Manual of ECOPETROL S.A. and having examined the nature and manner of performance of the services by the Parties under this Agreement, the Authorized Officer has qualified the risk as low, and consequently abstains from requiring that SELLER constitute a guarantee.

8.	That in attention to the contractual planning, the Tax Management and Consultancy Coordination of ECOPETROL S.A. was consulted, with a view to avoiding any tax risk that could be generated for the Company as a result of the execution and performance of this Agreement.

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OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

9.	That BUYER verified SELLER’s compliance with its obligations before the social security system, by certificate signed by SELLER’s Statutory Auditor.

10.	That prior to the signing of this Agreement, the Planning and Supply Management implemented the control mechanisms related to the prevention of money laundering and financing of terrorism and developed the instruments for the appropriate application thereof as corresponds to this stage of the process related to the "clients" interest group, thus complying with the guidelines and procedures in the SARLAFT of ECOPETROL S.A.

In attention to the foregoing Considerations, the Parties have agreed to enter into this concurrence of wills, contained in the following clauses:

CLAUSE ONE: DEFINITIONS.

For purposes of this Agreement the following definitions in both singular and plural are adopted. All terms not defined in this Agreement shall have the meaning set forth in the current regulations:

1.	Exhibit: A document that is an integral part of this Agreement, and therefore is subject to all the terms and conditions that are applicable to it, especially any modification or addition thereto and termination or assignment thereof.

2.	Barrel: Equivalent to one hundred and fifty-eight point nine eight eight (158.988) liters.

3.	Agreement: Is this concurrence of wills, which includes these General Conditions, the Special Conditions and their respective exhibits.

4.	Day: Shall be understood to be a calendar day when not otherwise expressly provided that it is a business day in the Republic of Colombia.

5.	Dollar and USD: The legal tender of the United States of America.

6.	Month: A period beginning at 0:00 am on the first Day of any calendar month and ending at 24:00 pm on the last Day of that month.

7.	Party or Parties: Is the SELLER or the BUYER considered individually, and the SELLER and the BUYER considered jointly, respectively.

8.	Colombian Peso (COP): It is the legal tender of the Republic of Colombia.

9.	Execution Term of the Agreement: The term that follows the moment of entering into the Agreement and compliance with the performance requirements pursuant to BUYER’s corporate rules, and which ends on the date of completion of the crude or Product Delivery Obligations provided in Number III of the Special Conditions.

10.	Delivery Point: The point or points at which SELLER shall deliver the crude to BUYER in accordance with the provisions of Number VI of the Special Conditions.

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OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

11.	Exchange rate or TRM: The exchange rate that is representative of the market as reported on the website of the Financial Superintendence of Colombia, corresponding to the average TRM (Tasa Representativa del Mercado) of the month of the deliveries.

CLAUSE TWO: PURPOSE.

BUYER undertakes to purchase the quantities of crude oil owned by SELLER produced in the field(s) defined in the Special Conditions, and on its part SELLER undertakes to sell and deliver the quantities of crude it owns, produced in field(s) indicated in the Special Conditions. This Agreement does not include the volume of crude oil that constitutes royalties.

PARAGRAPH ONE: DESTINATION OF THE CRUDE. BUYER may export the crude it has acquired or refine it in the country. The destination of the crude will be defined in the Special Conditions.

CLAUSE THREE: PRICE.

3.1 The price payable for crude delivered at the Delivery Point(s) indicated in the Special Conditions will be established according to the components that form part of the formula(s) and will be defined in Number IV of the Special Conditions.

3.2 The price determined by the formula set forth in the Special Conditions includes the different costs of transportation, handling, metering and transport taxes payable by SELLER that are caused through the delivery of the crude that is the subject of this Agreement at the Delivery Point(s); therefore BUYER will recognize no additional charges for the above concepts.

3.3 When the Parties agree to Delivery Point(s) other than those set forth in the Special Conditions, the corresponding concept will be modified in the pricing formula.

3.4 The costs of receipt and auditing in the case of stations that are agreed between the Parties and that are not operated by ECOPETROL S.A. shall be settled directly by SELLER with the respective operating company. BUYER will recognize no additional charges for such concepts.

3.5 PRICE RENEGOTIATION. Either Party may request a review of the price set forth in this clause whenever any of the following events occurs:

a) A change of plus or minus two (2) degrees API in the quality of the crude oil produced in the field / area / block / contract agreed upon.

b) A change of plus or minus two (2) degrees API in the quality of the Marker Crude during three (3) consecutive months. In such event, the request for review must be made during the month following the period of three (3) consecutive months.

c) In the event that the Marker Crude disappears and it becomes necessary to define a new Marker.

The Parties shall have a term of thirty (30) days to negotiate. If they reach an agreement, the same shall be recorded by the signing of an addendum by BUYER and SELLER and its contents shall apply as of the day following the date on which such addendum is entered into.

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OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

If an agreement has not been reached by the end of the term of thirty (30) days, then BUYER or SELLER shall inform the other of its intention to terminate the Agreement pursuant to the Twenty-Third Clause hereof.

Termination shall not exempt the Parties from fulfilling the obligations that have already been caused.

CLAUSE FOUR: QUALITY SPECIFICATIONS.

Crude quality shall be guaranteed by SELLER up to the Delivery Point; however, this will be verified by BUYER at the Delivery Point indicated in the Special Conditions and shall comply with the quality specifications defined therein.

1.	The density of the crudes shall be determined by the ASTM-D1298 laboratory method [Standard practice for density, relative density (specific gravity) or API gravity of crude petroleum and liquid petroleum products using the hydrometer method].
2.	The content of water and sediment, BSW, shall be determined by the methods: Water in suspension ASTM-D4377 "Method for determining water in crude oils by potentiometric Karl Fischer titration and sediments ASTM-D4377” and "Method for determining sediment in crude and fuel oils by extraction”.

For water and sediment content in crude, the following individual maximum values will be accepted: 0.50% by volume for water and 0.01% by volume for sediments.

3.	The sulfur content shall be determined by the ASTM-D4294 method: "Standard test method for sulfur in petroleum and petroleum products by energy-dispersive x-ray fluorescence spectrometry.”
4.	The salt content will be determined by the ASTM-D3230 method: "Standard test method for salts in crude oil (electrometric method).”

When the BSW, salt and sulfur specifications given here are not within the permitted range, BUYER reserves the right to receive the crudes and purchase them at adjusted BSW and Salt prices. In such cases the crude price will be adjusted according to the following tables:

BSW Content By % Volume	Correction (USD / Barrel)	For the account of
0.51 to 0.80	0.10	SELLER
0.81 to 1.00	0.20	SELLER
1.01 to 1.20	0.30	SELLER
1.21 to 1.50	0.40	SELLER
> 1.51	Not received
Salt Content Pounds per thousand Barrels	Correction (USD / Barrel)	For the account of
20.1 to 30.0	0.160	SELLER
30.1 to 40.0	0.180	SELLER
40.1 to 60.0	0.200	SELLER
60.1 to 80.0	0.220	SELLER
80.1 to 100.0	0.240	SELLER
> to 100.0	Not received

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OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

It is understood that SELLER will guarantee to deliver the crude subject to this Agreement with the BSW and Salt contents within the agreed parameters. These corrections shall apply to daily deliveries or for each batch delivered.

Should crude deliveries exceed the maximum values in the table (1.51% BSW and 100.0 pounds of salt per thousand barrels), and if BUYER opts to receive the crude, the Parties shall agree on the value of the corresponding correction and the same shall be recorded in an addendum signed by the Parties. Should they fail to reach an agreement, BUYER may reject the crude.

BSW and Salt adjustments shall not apply to deliveries whose volumetric compensation shall apply for establishing the volume received.

CLAUSE FIVE: BILLING AND PAYMENT.

If the invoice is 100% in Dollars: SELLER shall invoice and collect from BUYER the value of the crude sold under the terms of this document in its Accounts Payable (Cuentas por Pagar) offices in Bogotá, within the ten (10) first business days of the month following the month of the delivery(ies) of crude to BUYER. Within the first six (6) business days of the month following delivery, BUYER shall provide SELLER with the information it requires to perform the corresponding billing. Invoices shall be filed in the Accounts Payable offices of BUYER in Bogotá and their date of presentation valid for payment will be that which is indicated as received in the Accounts Payable office of BUYER in Bogotá. Invoicing will be based on net volumes, free of water and sediment, corrected to sixty (60) degrees Fahrenheit received at the Delivery Point(s). Official forms Table No. 4 and / or Form No. 9SH of the Ministry of Mines and Energy must be submitted for approval of the invoices. In the event that the Ministry of Mines and Energy has not submitted signed Tables No. 4 and / or Form No. 9SH for the month being billed, Tables No. 4 and / or Form No. 9SH delivered to the Ministry of Mines and Energy and pending signing will be accepted provisionally, but SELLER shall send quarterly to BUYER a copy of Tables No. 4 and / or Form No. 9SH of the immediately previous quarter, duly completed and signed by the Ministry of Mines and Energy.

Given that the authorization of foreign currency payments as set forth in Article 51 of External Resolution No. 8 of 2000 of the Board of Directors of the Bank of the Republic, which provides that sales and purchases of the domestic production of crude oil and natural gas made by BUYER and other entities engaged in industrial petroleum refining activities may be paid in foreign currency, the invoices issued by SELLER for supplying crude to BUYER may be made in United States Dollars.

In all cases, 100% payment will be made in Dollars and will be made at thirty (30) calendar days following the presentation of the duly processed invoices, prior withholdings of law, where applicable. SELLER shall notify BUYER in advance and in writing regarding the bank account where the respective payment will be made.

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OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

If the invoice is in Pesos and Dollars: SELLER shall invoice and collect from BUYER the value of the crude sold under the terms of this document in its Accounts Payable offices in Bogotá, within the ten (10) first business days of the month following the month of the delivery(ies) of crude to BUYER. Within the first six (6) business days of the month following delivery, BUYER shall provide SELLER with the information it requires to perform the corresponding billing. Invoices shall be filed in the Accounts Payable offices of BUYER in Bogotá and their date of presentation valid for payment will be that which is indicated as received in the Accounts Payable office of BUYER in Bogotá. Invoicing will be based on net volumes, free of water and sediment, corrected to sixty (60) degrees Fahrenheit received at the Delivery Point(s). Official forms Table No. 4 and / or Form No. 9SH of the Ministry of Mines and Energy must be submitted for approval of the invoices. In the event that the Ministry of Mines and Energy has not submitted signed Tables No. 4 and / or Form No. 9SH for the month being billed, Tables No. 4 and / or Form No. 9SH delivered to the Ministry of Mines and Energy and pending signing will be accepted provisionally, but SELLER shall send quarterly to BUYER a copy of Tables No. 4 and / or Form No. 9SH of the immediately previous quarter, duly completed and signed by the Ministry of Mines and Energy.

Given that the authorization of foreign currency payments as set forth in Article 51 of External Resolution No. 8 of 2000 of the Board of Directors of the Bank of the Republic, which provides that sales and purchases of the domestic production of crude oil and natural gas made by BUYER and other entities engaged in industrial petroleum refining activities may be paid in foreign currency, the invoices issued by SELLER for supplying crude to BUYER may be partially made in United States Dollars.

In all cases, payment shall be made at thirty (30) days following the filing of the invoices, prior withholdings of law, where applicable, as follows: a) a portion payable in Colombian Pesos equivalent to the percentage negotiated, for the volumes determined and delivered as provided in this Agreement. b) a portion payable in Colombian pesos equivalent to the remaining percentage, in United States Dollars. SELLER shall notify BUYER in advance and in writing regarding the bank accounts where the respective payments will be made. For purposes of converting Dollars to Pesos, the representative market exchange rate as reported on the website of the Financial Superintendence of Colombia, corresponding to the average TRM of the month of the deliveries will be used.

If the invoice is 100% in Pesos: SELLER shall invoice and collect from BUYER the value of the crude sold under the terms of this document in its Accounts Payable offices in Bogotá, within the ten (10) first business days of the month following the month of the delivery(ies) of crude to BUYER. Within the first six (6) business days of the month following delivery, BUYER shall provide SELLER with the information it requires to perform the corresponding billing. The invoice shall be filed in the Accounts Payable offices of BUYER in Bogotá and its date of presentation valid for payment will be that which is indicated as received in the Accounts Payable office of BUYER in Bogotá. Invoicing will be based on net volumes, free of water and sediment, corrected to sixty (60) degrees Fahrenheit received at the Delivery Point(s). Official forms Table No. 4 and / or Form No. 9SH of the Ministry of Mines and Energy must be submitted for approval of the invoices. In the event that the Ministry of Mines and Energy has not submitted signed Tables No. 4 and / or Form No. 9SH for the month being billed, Tables No. 4 and / or Form No. 9SH delivered to the Ministry of Mines and Energy and pending signing will be accepted provisionally, but SELLER shall send quarterly to BUYER a copy of Tables No. 4 and / or Form No. 9SH of the immediately previous quarter, duly completed and signed by the Ministry of Mines and Energy.

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OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

In all cases, 100% payment will be made in Pesos and will be made at thirty (30) calendar days following the presentation of the invoice, prior withholdings of law, where applicable. SELLER shall notify BUYER in advance and in writing regarding the bank account where the respective payment will be made. For purposes of converting Dollars to Pesos, the representative market exchange rate as certified by the Financial Superintendence of Colombia, corresponding to the TRM average for the month of the deliveries shall be used.

PARAGRAPH ONE: BUYER shall have a period of ten (10) calendar days counted as of receipt of the crude sales invoices, for reviewing or objecting them. If there are objections to the invoices, the date of filing of the new invoice shall be taken as the date of receipt. BUYER shall inform SELLER within the prescribed period regarding any invoice that is objected in order that it be adjusted or corrected, clearly specifying the items that must be adjusted or corrected and the respective reasons. SELLER shall respond to the objection within ten (10) business days of receipt of the same, counted as of the moment that BUYER delivers to SELLER all the documents that led to the objection, unless the Parties mutually agree to extend this period if the complexity of the objection or any other reasonable circumstance so recommends.

Should SELLER fail to respond to the objection within the prescribed term, the objection will be deemed accepted by SELLER. If SELLER resolves the objection in favor of BUYER it shall be deemed that there was no obligation to pay the bill originally filed that was subject to objection. If SELLER resolves the objection in its favor, BUYER shall take steps to resolve the dispute as soon as possible, based on the provisions of this Agreement, for the purposes of making the payment of the unpaid amount. To resolve any discrepancy, each Party shall deliver to the other Party a copy of the documents that gave rise to the invoice and to the objection. In the event that BUYER disagrees with the decision of SELLER, it may give effect to the provisions of the Eighteenth Clause of this document.

PARAGRAPH TWO: In case of unjustified delay in the payment of invoices that are not timely objected by BUYER in accordance with the provisions of Paragraph One of this Clause, BUYER shall recognize that SELLER charge the maximum rate of interest on arrears authorized by the Financial Superintendence of Colombia during the days delinquent actually elapsed, as interest payable in Pesos.

Only for payment of invoices 100% in Dollars or with a portion in Dollars: For purposes of settling interest on arrears, the amount of the invoice(s) that is in Dollars in default shall first be converted to Colombian Pesos at the representative market exchange rate of their date of issue, as certified by the Financial Superintendence of Colombia.

Invoices for interest charges shall be paid by BUYER thirty (30) calendar days following their receipt by BUYER.

Both BUYER and SELLER understand that invoices issued and this Agreement shall have right of execution and BUYER and SELLER expressly waive private or judicial notice of default.

PARAGRAPH THREE: Should SELLER be interested in factoring the invoices issued in connection with this Agreement, it shall first offer this option to BUYER.

CLAUSE SIX: TERMS OF THE AGREEMENT.

The term of execution of the Agreement will be established in the Special Conditions appended to this document.

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OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

Within a term of four (4) months counted as of the date of expiry of the term of execution of the Agreement, the Parties shall sign the respective settlement minutes.

If SELLER does not attend to the settlement, or if no agreement is reached as to the contents of the same within the aforementioned term, SELLER expressly authorizes BUYER to proceed with the unilateral settlement within two (2) months.

The suspension of any or all obligations under this Agreement shall not give rise to any extension whatsoever to its execution period.

CLAUSE SEVEN. INSPECTION AND METERING. The quantity and quality will be measured at the Delivery Point(s) defined in the Special Conditions, and shall be conducted following the operating procedures, instructions, recommendations and methods outlined in the Hydrocarbons Metering Manual of ECOPETROL S.A. (Manual de Medición de Hidrocarburos, hereinafter the "MMH"), attached as Exhibit 4. In the event of changes, additions or deletions to the MMH, BUYER shall notify SELLER of such changes, which shall be of mandatory application as of their notification. The quantity and quality measurements must be performed by qualified personnel. The station(s) and / or dependency (ies) of BUYER and / or associate(s) where crude is received will certify the quantity and quality (API, BSW and Salt) of the crude received there daily.

For deliveries to be made at the Port of Tumaco, the volumes and quality shall be certified according to the Volumetric Compensation (CVC) approved by the Dispatchers and sent by CENIT.

PARAGRAPH ONE: MEASUREMENT OF QUANTITY. The volume will be settled as Net Standard Volume (NSV) and shall be understood to be the total volume of all petroleum liquids, excluding sediment and water (BSW) at a standard temperature of sixty degrees Fahrenheit (60º F). The metering can be performed with dynamic or static metering, using the methods described in the MMH.

PARAGRAPH TWO: MEASUREMENT OF QUALITY. The measurement of quality will allow for the actual determination of the characteristics of the crude subject to this Agreement. Its determination will require a representative sample of the total volume, as described in the MMH, Chapters 8, 9, 10 and 14, and will serve to establish deviations that may affect the price of the hydrocarbons.

For billing purposes, the sulfur content of the crude(s) will be the value reported by the Colombian Petroleum Institute (ICP), according to the analyses performed for each crude. BUYER will update this information and deliver same to SELLER. If the sulfur content analysis conducted by the ICP is not available, the sulfur content shall, for billing purposes, be that which is set forth in the provisions of the Special Conditions, which shall be valid until the ICP conducts a new analysis and the same is informed to SELLER by BUYER. As of the day following receipt from SELLER of the information on the analysis conducted by the ICP, the sulfur content of crude for billing purposes will be that which is indicated by BUYER therein. Either Party, when it deems appropriate, may request that a new analysis of sulfur content be conducted by the ICP.

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OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

Either party may at any time appoint an independent inspector to certify the quality and quantity, check the capacity of the tanks or the calibration of volume metering instruments. The cost of the analyses or inspections shall be shared equally between BUYER and SELLER.

SELLER shall be responsible for paying the independent inspector. BUYER shall pay SELLER is corresponding half of the invoice(s) of the independent inspector as a reimbursable expense.

Reimbursable expenses may not exceed forty million Pesos (COP 40,000,000) net of VAT per year and must be previously authorized and approved by BUYER. Only the cost of the inspector will be recognized for this concept.

The amount of reimbursable expenses shall not form part of the value of the Agreement. The handling of reimbursable expenses will be in accordance with BUYER’s existing procedures for this kind of expenditure (Exhibit 3).

CLAUSE EIGHT: DELIVERY POINT(S).

BUYER and SELLER agree that the Point(s) of Delivery and transfer of ownership of crude will be that (those) stipulated in the Special Conditions.

SELLER transfers ownership of the crude to BUYER at the Delivery Point(s) defined in the Special Conditions. SELLER warrants that at the time of delivery the crude shall be free of any encumbrance or economic aspiration on the part of government agencies at any level or any individual or legal entity of private law, for any reason, including, among others, those originating in taxes, fees, contributions, interests or royalties, limitation of domain or any judicial or extra-judicial measure that could restrict or limit BUYER’s use or disposal of the crude. The costs related to transporting the crude to the Delivery Point(s) and the costs associated with the delivery of of the crude shall be borne by SELLER.

PARAGRAPH ONE: Either Party may propose a change to or addition of a Delivery Point, in which case the Parties, by mutual agreement, will define the new Delivery point(s) and the conditions that will govern it(them) by entering into new Special Conditions between the legal representatives of the Parties.

PARAGRAPH TWO: The volumes to be received at each of the stations defined in the Special Conditions will be established monthly according to the official transportation program established by BUYER.

CLAUSE NINE. DELIVERY SCHEDULE: SELLER shall deliver to BUYER, no later than two (2) calendar days following the execution of the Special Conditions, an estimated production and delivery schedule for the following quarter. Given that the above information is a basic premise for BUYER’s planning process, the latter may decline to receive crude  if SELLER fails to provide the schedule within the above deadline. Depending on the operation and restrictions the Parties may agree to modifications and adjustments to the scheduling, for which purpose a formal communication between them shall suffice.

SELLER shall be obliged to provide and carry field information regarding production, settlement of royalties, shipments by tanker trucks and / or oil pipelines, indicating its participation and ownership of each and the official receipt at the receipt station. To this end it shall send the information requested daily to BUYER through BUYER’s volumetric integrator available via the web page, for which the User Manual is attached as Exhibit 5.

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OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

SELLER shall be obliged to fill out the respective waybill (where applicable) indicating the fields and volumes shipped in each tanker truck and detailing in the "Comments" field that the crude corresponds to a sale to ECOPETROL S.A.

In the event that BUYER cannot receive all the crude at the Delivery Point(s) within the period agreed in the Special Conditions, it shall inform SELLER at least three (3) calendar days beforehand and as soon as it overcomes the contingency it shall announce the date for the resumption of deliveries.

Likewise, in the event that for reasons specific to its field operations, SELLER cannot deliver the oil to the BUYER on any one of the dates specified in the schedule, it shall inform BUYER in writing at least three (3) calendar days prior to the respective deadline, and as soon as it overcomes the contingency announce the date for the resumption of deliveries.

If a different place is indicated for the receipt of the crude, the Parties shall make the adjustments set forth in the corresponding item in the defined formulas. All of this shall be evidenced in the Special Conditions entered into by the Parties for such purpose.

CLAUSE TEN. INDUSTRIAL SAFETY - HSE: It is a special obligation of the SELLER to have health, occupational health and occupational safety programs in force for the crude transportation operations to the Delivery Point(s).

CLAUSE ELEVEN. ADMINISTRATION AND MANAGEMENT OF THE AGREEMENT: The authorized Officer of ECOPETROL S.A. shall designate the administration and management of the Agreement; those designated shall exercise the powers and duties provided for in the Guidelines for the Administration and Management of Contracts and / or Agreements of ECOPETROL S.A., which is incorporated as Exhibit 6.

BUYER shall conduct an evaluation of SELLER’s performance as a contractor upon termination of the term of the Specific Conditions or the Agreement, in accordance with the "Contractor Performance Evaluation" instructions which will be supplied by BUYER to SELLER once the Agreement is entered into.

CLAUSE TWELVE. ASSIGNMENT: SELLER not may assign, sell or transfer all or any part of its rights and obligations herein contracted to a third party without BUYER’s prior written consent.

Furthermore, in the event of  corporate transformations of SELLER, it shall suffice that BUYER be notified in writing of such changes within five (5) days following the formalization, legalization and registration of the act of transformation. In any event, BUYER reserves the right to make any kind of analysis, evaluation of the conditions and capabilities of the transformed company, and the requirements that may be necessary for the execution of the Agreement, and may ask SELLER for any information it deems relevant for the above-mentioned effects.

CLAUSE THIRTEEN. NULLITY: BUYER will terminate the Agreement and order its liquidation, regardless of its status, when SELLER incurs in any conduct prohibited by Article 25 of Law 40 of 1993 (payment of sums of money to extortionists or hiding or collaborating, by any officer or representative of SELLER in the payment for the release of a kidnapped person who is an official or employee of SELLER or any of its subsidiaries).

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OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

If the nullity is declared, there shall be no compensation for SELLER, who shall be subject to the penalties and disqualifications provided by Law. The declaration of nullity shall constitute an instance of breach. ECOPETROL S.A. will declare the expiration through a reasoned decision that it will timely notify to SELLER, who may file an appeal at law. SELLER shall be entitled, prior deductions that may be applicable according to the clauses of this Agreement, to be paid part of the goods or services received to BUYER’s satisfaction through the date of the declaration of nullity.

CLAUSE FOURTEEN. FORCE MAJEURE, ACTS OF GOD AND EXCULPATORY EVENTS: The obligations of either Party under this Agreement and the Special Conditions, which cannot be fulfilled by reason of Force Majeure, Act of God or Exculpatory Event, total or partial, shall be suspended for the duration of its effects.

The Party invoking the occurrence of Force Majeure, Act of God or Exculpatory Event, shall inform the other Party of such situation, with its date and starting time, immediately by telephone, and in writing on the next business day following the occurrence of the event, providing evidence that proves the occurrence of the event. The Party notified of the Force Majeure, Act of God or Exculpatory Event may request the submission of more information to support the declaration, and the Party concerned shall submit same within five (5) business days of the request. In the event of any disagreement between the Parties as to the configuration of the event, they shall proceed in accordance with the dispute resolution mechanisms provided in the Eighteenth Clause of this document.

The Party invoking the occurrence of Force Majeure, an Act of God or Exculpatory Event shall use its best efforts to remedy the causes that led to its declaration and shall inform the other Party of the date and time such event was surmounted.

For purposes of this Agreement, the term Force Majeure or Act of God shall be deemed to be any event that would qualify as such according to Applicable Law, that is unforeseeable and irresistible, duly evidenced and provided it is beyond the will of the the Parties and occurs without their fault or negligence.

The following acts or events, among others, are considered events of Force Majeure or Act of God: a) Epidemics, landslides, hurricanes, floods, avalanches, lightning, earthquakes, fire, tidal wave, shipwreck, land, air, rail, river and sea transport disaster, which directly or indirectly contributes to or results in the inability of a Party to fulfill its obligations; b) Acts or lack of actions by the Government and the Legislative and Judicial branches, including laws, orders, regulations, decrees, judgments, lawsuits, regulations, denial of the issuance, renewal or confirmation of permits and licenses, which are performed by the Government or competent authority having jurisdiction over the activities of production, processing, collection, transportation, distribution, handling and sale or purchase of crude and / or products, and which directly or indirectly contributes to or results in the inability of a Party to meet its obligations, or which adversely and unfairly damages the interests of one or both Parties, or seriously impairs their financial capacity; c) Acts of civil disorder including war, blockades, insurrections, riots, mass protests and a serious threat of any of the above, fully demonstrated, and actions of the armed forces related or in response to any act of civil disorder, which directly or indirectly contributes to or results in the inability of either Party to fulfill its obligations.

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OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

The following acts are considered Exculpatory Events: a) The partial or complete inability to operate and make function the installations and facilities for the production, handling, transport, delivery or receipt of crude and / or products, and of the pipelines, tankers, boats or any other means used for its transportation, as well as the connections or facilities of either of the Parties, due to malicious acts of third parties beyond the direct control and management of SELLER or BUYER and without any fault of their own, such as guerrilla or terrorist attacks or sabotage or serious disturbances of the public order, inter alia, that directly or indirectly contribute to or result in the inability of a Party to fulfill its obligations; b) Emergency shut-downs of the facilities of the SELLER or BUYER; c) Acts of industrial disorder including illegal stoppage of activities and strikes when such acts contribute to or result in BUYER’s failure to comply with its obligations; d) Acts of industrial disorder including stoppage of activities, down of tools and strikes when such acts contribute to or result in SELLER’s failure to meet its obligations.

PARAGRAPH ONE: In no case shall changes in the financial condition of the BUYER or SELLER constitute an Exculpatory Event under this Agreement.

Neither BUYER nor SELLER shall be liable for failure to perform or for the imperfect fulfillment of all or any of its obligations set forth in this Agreement if such failure is caused by events constituting Force Majeure, Act of God or Exculpatory Event, duly evidenced.

Force Majeure, Acts of God or Exculpatory Events do not discharge BUYER from its obligation to pay SELLER those invoices for the supply of crude that has been delivered by SELLER in accordance with the terms of this Agreement.

The occurrence of any of the events specified in this Clause shall not in any way exempt or release the Parties from meeting their obligations contracted and / or caused prior to the occurrence of the events referred to in this Clause.

CLAUSE FIFTEEN. APPLICATION OF COLOMBIAN LAW: This Agreement and the respective Special Conditions are governed by Colombian law.

CLAUSE SIXTEEN. TAXES: Each of the Parties to this sale declares that it acknowledges and accepts the taxes and / or withholdings that correspond to it according to the Law currently in force. Payment of all national, departmental and municipal taxes, levies, fees, contributions, quotas or the like that are caused or will be caused by this Agreement, including but not limited to those incurred due to the signing, formalization, execution and liquidation or termination of this Agreement, or arising after the date of entering into this Agreement, shall be borne by the taxpayer of the relevant tax, who shall pay them according to the laws and regulations currently in force.

CLAUSE SEVENTEEN. PERFECTION: This Agreement is perfected with the signing thereof and the signing of the Special Conditions. For the purposes of its publication the provisions of ECOPETROL S.A. on the subject, set forth in the Procurement Manual, shall be strictly complied with.

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OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

CLAUSE EIGHTEEN. DISPUTE RESOLUTION: In case of differences, conflicts or disputes related to the interpretation, implementation and enforcement of this Agreement, the Parties shall endeavor to have recourse to the alternative mechanisms for dispute resolution as legally regulated.

CLAUSE NINETEEN. SPANISH LANGUAGE: This Agreement and its Special Conditions are drafted in Castilian Spanish and are the only form of obligations between the Parties. Any translation into another language will be for reference purposes only for the Parties and shall under no circumstance affect the meaning or interpretation of the version in Castilian Spanish.

CLAUSE TWENTY. CONTRACT VALUE: The value of the Agreement is undefined.

CLAUSE TWENTY-ONE. CONFIDENTIALITY OF THE INFORMATION: For purposes of this Agreement and the Special Conditions, the Party disclosing or revealing information is hereinafter referred to as the Disclosing Party and the Party receiving the information will be hereinafter referred to as the Receiving Party. The Parties agree that all information of a technical, commercial, industrial or financial nature that is contributed, exchanged and/or developed by the Parties in the performance of this Agreement or that either of the Parties develops, receives or obtains with respect to this Agreement (hereinafter the "Confidential Information" or "Information") shall be subject to strict privacy and confidentiality during the term of the Agreement and for three (3) years following its termination date.

For the purposes of this Agreement the following information shall not be deemed Confidential Information: (i) information that is publicly known at the time of disclosure or which becomes public knowledge, subsequent to its disclosure, in ways other than acts or omissions of the Receiving Party; (ii) that is known by the Recipient prior to or at the time it received or obtained same under this Agreement, without such knowledge having had its origin in the violation of a confidentiality obligation; (iii) that is developed by the Receiving Party independently or based on information or documentation received from a third party, without this constituting, in turn, the violation of an obligation of confidentiality; (iv) that is received or obtained, in good faith, by the Receiving Party, from a third party, without this being, in turn, the violation of an obligation of confidentiality; (v) information whose disclosure and/or divulgence is required of the Receiving Party by application of current legislation, judicial precedent, definitive administrative act, order of a judicial authority and/or competent government with jurisdiction over the Parties or their affiliates, or by any rules of any Stock Exchange on which the shares of the Parties or related corporations are traded in the terms and to the extent it may be required.

The Receiving Party may disclose the Confidential Information to its directors, officers, employees, agents, partners, representatives or associates, affiliates and subsidiaries (collectively referred to as “Representatives”).

If the Receiving Party is requested or required by a judicial or administrative authority under a law, regulation or court order, to deliver any part of the Information, such Receiving Party may request the cooperation of the Disclosing Party and, if considered appropriate, may consult with the latter regarding the action to be taken to maintain confidentiality.

CLAUSE TWENTY-TWO. SPECIAL OBLIGATIONS OF SELLER RELATED TO THE PREVENTION AND CONTROL OF MONEY LAUNDERING AND TERRORIST FINANCING (ML/TF)

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OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

1.	Comply fully with the legal provisions on the prevention and control of money laundering and terrorist financing (ML/TF) that may apply to it, timely and efficiently implementing the policies and procedures necessary for this purpose. To verify compliance with this obligation, BUYER shall be entitled to make or request financial, operational or compliance audits of SELLER, its subcontractors, suppliers and agents or require that SELLER present evaluations of its internal auditing and inspections or that this be conducted by a qualified outside consultant; and for this SELLER undertakes to establish the necessary mechanisms.

2.	Not enter into transactions with persons or entities whose resources come from the unlawful activities referred to in the Colombian Penal Code or any regulation that replaces, add to, or modifies it, or regarding whom it has doubts as to the origin of its resources, based on public information.

3.	Respect and abide by the Code of Good Governance, Policies of Comprehensive responsibility and Corporate Social Responsibility of ECOPETROL S.A., Code of Ethics and BUYER’s policies of prevention, control and management of the risk of money laundering and terrorist financing (ML/TF). For these purposes, SELLER acknowledges that it knows such documents.

4.	Refrain from using its operations as an instrument to conceal, handle, invest or take advantage, in any form, of the money or other assets derived from criminal activities or to give the appearance of legality to the transactions and funds linked to them, or to be used in the conducting of unlawful activities.

5.	Inform BUYER and report to the competent authority the occurrence of crimes that affect them personally, of which they have knowledge, especially crimes related to money laundering and terrorist financing as required by Article 67 of the Code of Criminal Procedure (Law 906 of 2004 and those that amend or repeal it).

6.	Report to BUYER any incidents or developments that may affect its image or reputation and/or that of BUYER, within three (3) business days following their occurrence, in order to give a consensual handling to same.

7.	Provide timely response to requests for information and clarification made by BUYER in the development of this Agreement.

8.	Not use the resources received from BUYER for the execution of any unlawful activity defined in the Colombian Penal Code, and take measures to prevent its employees or contractors from doing so;

9.	Inform ECOPETROL S.A. the fact that it is included in any restrictive national or international list related to money laundering or terrorist financing.

CLAUSE TWENTY-THREE. EARLY TERMINATION:

23.1 SELLER or BUYER may terminate this purchase and sale Agreement at any time without being compelled to compensate any damages of the other Party, provided that the Party wishing to terminate the Agreement early sends the other Party a written notice thirty (30) calendar days prior to the date on which it wants to terminate the Agreement.

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Free English translation of Spanish language document

OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

23.2 Violation by SELLER of its obligations hereunder may be grounds for early termination of the Agreement without compensation in favor of SELLER, especially:

1.	When SELLER or any of its shareholders, associates or partners who directly or indirectly holds FIVE PERCENT (5%) or more of the share capital, contribution or participation, or any of its directors, trustees, or its statutory auditor, appear in binding international lists for Colombia under international law (UN lists) or OFAC lists.
2.	Where there are against SELLER or its shareholders, associates or partners who directly or indirectly hold FIVE PERCENT (5%) or more of the share capital, contribution or participation, its legal representatives and members of its Board of Directors, or any of its directors, or its statutory auditor, criminal investigations or proceedings for offenses related to terrorist financing, money laundering and its crime sources or there is public information regarding such persons that may place BUYER in a legal or reputational risk.
3.	When items or circumstances arise that may represent for BUYER reputational, legal, operational or contagion risks related to money laundering and / or terrorist financing.
4.	When elements arise involving well-founded doubts as to the legality of the operations of SELLER or the lawfulness of its resources or when SELLER has performed transactions or operations aimed at such activities or in favor of the people related thereto.
5.	When errors, inconsistencies, discrepancies or misrepresentations arise in the documentation and information provided by SELLER for the perfection and performance of this Agreement.
6.	When SELLER incurs, on occasion of the Agreement and in relation to armed groups operating outside the law, in any of the following conduct:

•	Yield unreasonably to threats from these groups;
•	Receive, provide, administer, intervene, finance, transfer, store, transport, store or retain money or property derived from or destined for such groups or collaborate and assist them;
•	Build, assign, lease, make available, provide or transfer under any title, goods intended to hide people or deposit or store the belongings of these groups;
•	Cripple, suspend or markedly decrease the performance of its contractual obligations to attend to instructions of these groups.
•	Breach the duty to report offenses, the commission of which is attributable to such groups, known during the Agreement. (Article 31 of Law 782 of 2002, as extended by Article 1 of Law 1421 of 2010).

23.3 Similarly, BUYER may terminate the contractual relationship when SELLER incurs in any of the following conduct:

1.	Yield unreasonably to the threats by armed groups operating outside the law.
2.	Receive, provide, administer, intervene, finance, transfer, store, transport, store or retain money or property derived from or destined for such groups or collaborate and assist them.
3.	Build, assign, lease, make available, provide or transfer under any title, goods intended to hide people or deposit or store the belongings of these groups.
4.	Cripple, suspend or markedly decrease the performance of its contractual obligations to attend to instructions of these groups.

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OFFICE OF THE VICE PRESIDENT OF SUPPLIES AND MARKETING

PLANNING AND SUPPLIES MANAGEMENT

5.	Breach the duty to report offenses, the commission of which is attributable to such groups, known during the Agreement.

For purposes of the foregoing, the conduct of its agents or subsidiaries of which it it aware shall constitute a fact of SELLER.

CLAUSE TWENTY-FOUR. APPLICABLE LAW AND REGULATIONS.

24.1 This Agreement shall be governed by Colombian law and interpreted by the Parties and judicial or administrative authorities, considering the following criteria and priorities: 1) The Special Conditions of this Agreement, which shall be given the greatest possible application and effect in all cases; 2) These General Conditions; and 3) The existing legislation as applicable to this Agreement, construed in accordance with the terms and intent of the Parties to this Agreement.

24.2 This Agreement shall inure to the benefit of the Parties. In the event that any changes in the laws and/or regulations, which become effective after the date of the signing of this Agreement, the Parties are required to amend this Agreement or to enter into other agreements with third parties to continue to fulfill their obligations hereunder. Such amendments or new contracts or shall be agreed between the Parties.

24.3 If any provision of this Agreement for any reason is declared or rendered invalid or unenforceable by any law, rule, regulation or final and unappealable mandate of any authority having jurisdiction, such law or decision shall not affect the validity of the remainder of this Agreement and the remaining portion shall remain in force and effect as if this Agreement had been granted without the invalid or unenforceable part. Should the invalidity, unenforceability, modification or amendment of any provision of this Agreement substantially alter the economic equation of the Parties, this Agreement will remain in effect and the Parties shall negotiate promptly in good faith, to restore it as closely as possible to its effect original, in keeping with the original intent of the Parties and in order to eliminate the adverse economic effects.

24.4 This Agreement constitutes the entire agreement between SELLER and BUYER corresponding to the purchase and delivery of crude and/or products by SELLER to BUYER and incorporates and supersedes all prior agreements and understandings, oral or written, that the Parties may have entered into in relation to the specific subject matter hereof.

24.5 This Agreement shall be amended only by a new agreement signed by the legal representatives of the Parties.

CLAUSE TWENTY-FIVE.

DOMICILE: For all legal purposes the domicile of this Agreement is Bogotá D.C.

GENERAL CONDITIONS FOR THE PURCHASE OF COMMODITIES (CRUDE OIL) PAG - 16 - de 16

CONTRATO No.: VSM-GPS-065-2013

CONTRATO DE COMPRAVENTA DE MATERIA PRIMA (CRUDO)

CONDICIONES PARTICULARES

Las siguientes son las Condiciones Particulares del Contrato VSM-GPS-065-2013, en adelante el Contrato. El Contrato se regirá por las Condiciones Particulares que se especifican a continuación; aquellas condiciones no expresadas en las Condiciones Particulares, se regirán por lo establecido en las cláusulas contenidas en las Condiciones Generales.

LAS PARTES:

EL COMPRADOR
Nombre	ECOPETROL S.A.
Constituida por	Entidad descentralizada del orden nacional, creada por la Ley 165 de 1948, con NIT 899-999-068-1, organizada como Sociedad de Economía Mixta con base en lo establecido en el artículo 2° de la Ley 1118 de 2006, vinculada al Ministerio de Minas y Energía, con domicilio principal en Bogotá D.C., cuyos Estatutos Sociales están contenidos de manera integral en la Escritura Pública No. 5314 del 14 de Diciembre de 2007 y sus sucesivas modificaciones todas ellas otorgadas en la Notaria Segunda del Círculo Notarial de Bogotá D.C. e inscrita en la Cámara de Comercio de Bogotá D.C. que en adelante y para los efectos de este Contrato se denominará EL COMPRADOR.
Dirección	Carrera 7 # 37-69 piso 7, Bogotá, D.C.
NIT	899.999.068-1
Representada por	Ramiro Castrillon Cardona
Identificación	79.489.930
Expedida en	Bogotá
Cargo	Gerente (E) de Planeación y Suministro
Teléfono	(57)(1)234-4606

EL VENDEDOR
Nombre	PETROLIFERA PETROLEUM (COLOMBIA) LIMITED
Constituida por	En adelante EL VENDEDOR y representado en este acto por ALEJANDRA ESCOBAR HERRERA, identificada con c.c. No. 52.646.943 y ALCIDES GONZALEZ MORENO, identificado con c.c. 19.387.536, quienes actúan en su calidad de Representantes Legales de EL VENDEDOR y se encuentra debidamente autorizados para celebrar este Contrato, según consta en Certificado de Existencia y Representación Legal adjunto y quienes manifiestan que ni ellos, ni la Sociedad y la sucursal en Colombia que representan, se encuentran incursos en causal alguna de inhabilidad o incompatibilidad previstas en la Constitución Política o en la Ley que impida la celebración de este Contrato.
Dirección	Calle 113 No. 7-80, piso 17, Bogotá D.C.
NIT	860.516.431-7
Representada por	ALEJANDRA ESCOBAR HERRERA - ALCIDES GONZALEZ MORENO
Identificación	52.646.943 - 19.387.536
Expedida en	Bogotá
Cargo	Primer Subgerente y Apoderado Especial
Teléfono	(57) 1 6585757

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CONSIDERACIONES PARTICULARES

1.	Que el día veintisiete (27) de junio del año dos mil cinco (2005), la Agencia Nacional de Hidrocarburos (ANH) y EL VENDEDOR celebraron un Contrato de Exploración y Explotación de Hidrocarburos denominado Chaza.

2.	Que el día treinta (30) de septiembre del año dos mil dos (2002), ECOPETROL S.A. y EL VENDEDOR celebraron un Contrato de Asociación denominado Guayuyaco.

3.	Que EL VENDEDOR declara bajo la gravedad del juramento, la cual se entiende efectuada con la firma de este documento, que es titular del cincuenta por ciento (50%) de la producción del crudo proveniente del campo Chaza y del treinta y cinco por ciento (35%) del campo Guayuyaco; (en adelante los “Campos”) que serán comprometidas en el presente contrato, después de deducido el porcentaje correspondiente a las regalías.

4.	Que por Escritura Pública No. 1682 de la Notaría seis (6) de Bogotá D.C., del dos (2) de marzo de 2007, inscrita el siete (7) de marzo de 2007 bajo el número 144736 del libro 06, se protocolizaron copias auténticas de la fundación de la sociedad PETROLIFERA PETROLEUM (COLOMBIA) LIMITED domiciliada en Barbados de sus estatutos y de la resolución que acordó el establecimiento en Colombia de una sucursal.

5.	Que por Escritura Pública No. 7814 de la Notaría nueve (9) de Bogotá D.C. del primero (1) de Noviembre de 2012, inscrita el ocho (8) de noviembre de 2012 bajo el número 00216638 del libro IX, en virtud de la fusión entre la matriz SOLANA PETROLEUM EXPLORATION (COLOMBIA) LIMITED (ABSORBIDA) con la matriz PETROLIFERA PETROLEUM (COLOMBIA) LIMITED (ABSORBENTE), queda incorporada la sucursal SOLANA PETROLEUM EXPLORATION (COLOMBIA) LIMITED dentro de la sucursal de la referencia.

6.	Que para efectos de la ejecución del presente Contrato, EL VENDEDOR tiene un contrato con CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S. cuyo objeto es el servicio de transporte de hidrocarburos líquidos en el Oleoducto Transandino – OTA y en el Oleoducto Mansoya-Orito OMO.

7.	Que el contrato que suscribieron EL VENDEDOR y CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S. es una consideración esencial para la suscripción del presente Contrato.

8.	Que para efectos de la ejecución del presente Contrato, EL VENDEDOR tiene o tendrá un contrato con la VICEPRESIDENCIA DE PRODUCCIÓN DE ECOPETROL S.A. cuyo objeto es el servicio de descargue en la Estación Dina y este contrato es una consideración esencial para la suscripción del presente Contrato.

9.	Que el día catorce (14) del mes noviembre de dos mil trece (2013) se realizó por parte de EL COMPRADOR reunión en la cual se revisaron las condiciones de negociación de la compra de los crudos provenientes del Contrato de Asociación Guayuyaco y del Bloque Chaza a PETROLIFERA PETROLEUM (COLOMBIA) LIMITED.

CONDICIONES PARTICULARES CONTRATO PARA EL SUMINISTRO DE CRUDO Página 2 de 8

I.	OBJETO Y CANTIDADES

EL COMPRADOR se obliga a adquirir hasta el ciento por ciento (100%) del crudo de propiedad de EL VENDEDOR producido en el Contrato de Asociación Guayuyaco y en el E&P Chaza de propiedad del VENDEDOR, y EL VENDEDOR por su parte se obliga a vender y entregar hasta el ciento por ciento (100%) del crudo de su propiedad, producido en los contratos mencionados. Este Contrato no incluye el volumen de crudo por concepto de regalías.

II.	DESTINACIÓN DEL CRUDO

EL COMPRADOR destinará el crudo adquirido en la Estación Tumaco a la exportación por el puerto de Tumaco y el crudo Recibido en la Estación Dina y en la Estación Vasconia se destinará a la exportación por el puerto de Coveñas. EL COMPRADOR podrá adicionalmente: i) destinar el crudo objeto del Contrato a la exportación por otros puertos y/o ii) destinarlo a refinación, notificando a EL VENDEDOR por escrito.

La recepción de volúmenes para el cumplimiento del objeto del presente Contrato está sujeta a:

i.	La suscripción del respectivo contrato de transporte por oleoductos con CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S., o quien haga sus veces.

ii.	La disponibilidad de facilidades de recibo y transporte programada por CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S., o quien haga sus veces.

iii.	La suscripción de los respectivos contratos o acuerdos de recibo para el descargue de los crudos en la Estación Dina.

III. PLAZO DE EJECUCIÓN

A partir del primer (1) día del mes de diciembre del año dos mil trece (2013) y hasta el treinta (30) del mes de noviembre del año dos mil catorce (2014).

IV. PRECIO

A. Para crudo exportado como Mezcla South Blend por el puerto de Tumaco y recibido en la Planta de Tumaco:

Precio Crudo	=	Marcador – Tarifa de Operación Portuaria – Tarifa de Comercialización

A continuación se definen cada uno de los términos anteriores:

Marcador: Corresponde al precio promedio de las exportaciones del Crudo South Blend en USD/Bl que haya realizado la Gerencia de Comercio Internacional de Ecopetrol S.A. (Incluyendo crudos negociados para las filiales) en el mes de las entregas por el Puerto de Tumaco. Este precio será reportado por EL COMPRADOR. En caso que no se hayan realizado exportaciones para el mes de las entregas, corresponde a las partes aplicar como precio provisional y definitivo el precio definido en la Cláusula de Facturación y pago. La calidad de referencia de la mezcla South Blend es: 29,3° API y 0.62% Azufre (S).

Tarifa de Operación Portuaria: Corresponde a un valor de siete mil dieciséis diezmilésimas de dólares americanos por barril (US$/Bl 0,7016).

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Tarifa de Comercialización: Corresponde a un valor de dos dólares americanos por barril (US$/Bl 2,00).

B. Para crudo recibido en la Estación de Dina y exportado por el puerto de Coveñas:

Precio Crudo	=	Marcador – Transporte (Sitio Entrega/Puerto de Embarque) – Impuesto de Transporte – Tarifa de Operación Portuaria – Tarifa de Comercialización

A continuación se definen cada uno de los términos anteriores:

Marcador: Corresponde al precio promedio de exportación de la Mezcla Vasconia en USD/Bl que haya realizado la Gerencia de Comercio Internacional de Ecopetrol S.A. (Incluyendo crudos negociados para las filiales) para el mes de las entregas. Este valor será suministrado por EL COMPRADOR. En caso que no se hayan realizado exportaciones para el mes de las entregas, corresponde a las partes aplicar como Marcador, el precio promedio de las cotizaciones diarias del crudo Vasconia reportados por Platt´s y Argus para el mes de las entregas. La calidad de referencia del crudo Vasconia es 24,8°API y 0,95 % de azufre (S).

Transporte (Sitio Entrega/Puerto de Embarque): Se determina como la sumatoria de las tarifas establecidas por el Ministerio de Minas y Energía para los oleoductos entre Tenay y Coveñas. Las tarifas de transporte de oleoductos se ajustarán cada año por el Factor “Phi” de acuerdo a lo que establezca el Ministerio de Minas y Energía. Las tarifas a aplicar para el año 2013 son:

Tramo	Resolución Aprobatoria	Base100% Tarifa MME US$/Bl
Tenay –Vasconia	OAM	2,6788
Vasconia – Coveñas ODC	ODC	1,7705
Total Transporte		4,4493

La tarifa anterior será modificada una vez se tenga la aprobación de la nueva tarifa del sistema, con base en la metodología de fijación de tarifas definida por el Ministerio de Minas y Energía en las Resoluciones 124386 y 124547 de 2010 o aquellas normas que las modifiquen, adicionen o sustituyan. Para lo anterior EL COMPRADOR notificará a EL VENDEDOR de la nueva tarifa aprobada.

Impuesto de Transporte: Se determina de acuerdo con lo establecido en el Artículo 52 del Código de Petróleos de Colombia (o a la norma que lo modifique) para los sistemas de transporte indicados en el punto anterior, según el siguiente detalle:

Tramo	Tarifa MME US$/Bl	% Impuesto de transporte	Impuesto de Transporte US$/Bl
Tenay –Vasconia	2,6788	2%	0,0536
Vasconia – Coveñas ODC	1,7705	2%	0,0354
Total Impuesto	4,4493		0,0890

Tarifa de Operación Portuaria: Corresponde a un valor de seis mil doscientos ochenta y ocho diezmilésimas de dólar americano por barril (US$/Bl 0,6288).

CONDICIONES PARTICULARES CONTRATO PARA EL SUMINISTRO DE CRUDO Página 4 de 8

Tarifa de Comercialización: Corresponde a un valor de dos dólares americanos por barril (US$/Bl 2,00).

C.	Para crudo exportado por Ecuador:

Precio Crudo	=	Marcador – Transporte (Sitio Entrega/Puerto de Embarque) – Impuesto de Transporte – Tarifa de Comercialización

A continuación se definen cada uno de los términos anteriores:

Marcador: Corresponde al precio promedio ponderado real de las exportaciones realizadas por EL COMPRADOR de crudo exportado en el mes de las entregas o en las que se incluya crudo despachado por EL COMPRADOR por el puerto correspondiente asociadas a las entregas. Si durante el mes de las entregas no se realizan exportaciones por el puerto correspondiente, se aplicará el precio de la siguiente exportación que se realice y en el cual se incluya crudo propiedad de EL VENDEDOR.

Transporte (Sitio Entrega/Puerto de Embarque): Se determina como la sumatoria de las siguientes tarifas:

Tramo	Resolución del MME	Base100% Tarifa MME US$/Bl

Orito – San Miguel (OSO)	124572	2,4147
La Ye - Orito (OMO)	124560	0,5608
Total Transporte		2,9755

•	En caso de que se dé la tarifa contingente reportada por CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S o quien haga sus veces, esta será aplicada.

•	Adicionalmente, se trasladará a EL VENDEDOR la tarifa cobrada por PETROECUADOR y/o Oleoducto de Crudos Pesados (OCP) por el transporte del crudo entre San Miguel y el puerto correspondiente.

Impuesto de Transporte: Se determina de acuerdo con lo establecido en el Artículo 52 del Código de Petróleos de Colombia para los sistemas de transporte nacionales indicados en el punto anterior. Para el tramo Ecuatoriano se tendrá en cuenta el respectivo impuesto, si aplica, desde el sitio de entrega hasta el puerto de embarque.

Tramo	Tarifa MME US$/Bl	% Impuesto de transporte	Impuesto de Transporte US$/Bl
Orito – San Miguel (OSO)	2,4147	2%	0,0483
La Ye – Orito (OMO)	0,5608	2%	0,0112
Total Impuesto	2,9755		0,0595

Tarifa de Comercialización: Corresponde a un valor de dos dólares americanos por barril (US$/Bl 2,00).

D. Para crudo entregado en Vasconia

Precio Crudo	=	Marcador – 7.5 USD/BL

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A continuación se definen cada uno de los términos anteriores:

Marcador: Corresponde al precio promedio de exportación de la Mezcla Vasconia en USD/Bl que haya realizado la Gerencia de Comercio Internacional de Ecopetrol S.A. (Incluyendo crudos negociados para las filiales) para el mes de las entregas. Este valor será suministrado por EL COMPRADOR. En caso que no se hayan realizado exportaciones para el mes de las entregas, corresponde a las partes aplicar como Marcador, el precio promedio de las cotizaciones diarias del crudo Vasconia reportados por Platt´s y Argus para el mes de las entregas. La calidad de referencia del crudo Vasconia es 24,8°API y 0,95 % de azufre (S).

V.	FACTURACIÓN Y PAGO

En todos los casos, el pago se realizará 100% en dólares y se efectuará a los treinta (30) días calendario siguientes a la radicación de las facturas.

PARÁGRAFO PRIMERO. Para entregas en el Puerto de Tumaco: Las entregas de crudo se facturarán de acuerdo con los volúmenes y precios provisionales informados por la Coordinación de Compra de Crudos de Ecopetrol S.A. durante los primeros seis (6) días hábiles siguientes a la finalización del mes de las entregas; la facturación se ajustará posteriormente con base en los volúmenes compensados en documento oficial de compensación volumétrica elaborado por CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S. o quien haga sus veces.

Una vez recibida la compensación volumétrica, EL VENDEDOR es responsable de facturar y radicar en la oficina de Cuentas por Pagar de EL COMPRADOR los respectivos ajustes dentro de los siguientes tres (3) días hábiles después de recibida la compensación volumétrica, teniendo en cuenta la autorización (número de pedido y posición) y las fechas de recibo en cuentas por pagar de Ecopetrol.

Para los meses en los cuales no haya exportaciones de mezcla South Blend por el Puerto de Tumaco, el precio provisional corresponderá al promedio ponderado por volumen reportado en la balanza comercial correspondiente al último mes en el cual haya habido exportaciones de la mezcla South Blend o la mezcla exportada por el puerto de Tumaco.

Para los respectivos ajustes a la factura, se tendrán en cuenta los volúmenes definitivos compensados volumétricamente por CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S. o quien haga sus veces, al precio final promedio ponderado por volumen de exportación de la mezcla South Blend o la mezcla exportada por el Puerto de Tumaco del mes de las entregas  o en caso de que no haya habido exportaciones en el mes de las entregas para el siguiente mes en que se realicen exportaciones. Después de enviados los resultados del ejercicio de compensación volumétrica EL COMPRADOR tiene diez (10) días calendario para solicitar ajustes si aplican.

De acuerdo con las condiciones establecidas en este contrato, no se realizarán pagos correspondientes a volúmenes no recibidos en la planta Tumaco.

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VI.	PUNTO(S) DE ENTREGA

PUNTO(S) DE ENTREGA: EL COMPRADOR y EL VENDEDOR acuerdan que el(los) Punto(s) de Entrega y de transferencia de la propiedad del crudo materia de esta compraventa serán: i) Brida de entrada a los tanques principales de la Planta Tumaco, para crudo exportado como South Blend, ii) Brida línea de descarga de carros tanque de la Estación Dina, iii) Brida de entrada a los tanques de la Estación Orito para crudo exportado por Ecuador y iv) La Brida de entrada a los tanques de la Estación Vasconia. En todos estos puntos, la entrega se hará con medición de tanques y/o medidor de flujo siguiendo los procedimientos contemplados en la Cláusula Medición de las Condiciones Generales y anexos.

MEDICIÓN DE CANTIDAD. El volumen se liquidará como Volumen Neto Estándar (NSV) y se entenderá como el volumen total de todos los líquidos de petróleo, excluido el sedimento y agua (BSW) a una temperatura estándar de 60º F. La medición se puede realizar con medición estática o dinámica, aplicando los métodos descritos en el MMH. El volumen sobre el cual se liquidará el crudo entregado por EL VENDEDOR en la brida de entrada en la Planta Tumaco, será el volumen que resulte después de la aplicación de la compensación volumétrica y enviado por CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S. o quien haga sus veces. Para los crudos entregados en la Estación Dina con destino Coveñas y Estación Orito para crudo exportado por Ecuador se hará en la brida de entrada a la respectiva Estación.

VII. ESPECIFICACIONES DE CALIDAD

La calidad del crudo recibido será garantizada por EL VENDEDOR hasta el Punto de Entrega, sin embargo la misma será verificada por EL COMPRADOR en el Punto de Entrega y deberá cumplir con las siguientes especificaciones de calidad:

Campo	° API Mínimo	AZUFRE (% en peso) Máximo	BSW (% en volumen) Máximo	SAL (Lb/1000Bls) Máximo
Guayuyaco	25,0°	0,70	0,50	20,0
Chaza	29,0°	0,41	0,50	20,0

VIII.	NOTIFICACIONES

Todos los avisos, solicitudes, comunicaciones o notificaciones que las Partes deban dirigirse en virtud de este Contrato, se efectuarán por escrito y se considerarán realizadas desde el momento en que el documento correspondiente sea radicado en la dirección que a continuación se indica.

EL COMPRADOR

ECOPETROL S.A.

Gerencia de Planeación y Suministro

Bernardo Castro Castro

Carrera 7 No. 37-69 Piso 7, Bogotá D.C.

Teléfono (+57) 1 234 4606

Fax (+57) 1 234 4869

EL VENDEDOR

PETROLIFERA PETROLEUM COLOMBIA LIMITED.

Carlos Felipe Marín / Juan Carlos Buitrago

Gerencia Comercial

Calle 113 No. 7-80, piso 17

Teléfono (+57) 6585757

Fax (+57) 2139327

CONDICIONES PARTICULARES CONTRATO PARA EL SUMINISTRO DE CRUDO Página 7 de 8

Las comunicaciones enviadas vía fax se considerarán como cursadas una vez recibido el mensaje de comunicación exitosa de la máquina en donde se origina el envío de ésta.

En constancia se firma por las Partes el primer (1) día del mes de diciembre del año dos mil trece (2013).

EL VENDEDOR	EL COMPRADOR

/s/ Alejandra Escobar Herrera
ALEJANDRA ESCOBAR HERRERA
Primer Subgerente
/s/ Ramiro Castrillon Cardona
RAMIRO CASTRILLON CARDONA
Gerente (E) de Planeación y Suministro

/s/ Alcides Gonzalez Moreno
ALCIDES GONZALEZ MORENO
Apoderado Especial

Anexo 1.	Modelo de Certificación de Aplicación de Normas de Prevención del LA/FT para Empresas obligadas a adoptar sistemas de prevención del LA/FT.
Anexo 2.	Certificado de Participación Accionaria Asociados, Accionistas, Socios que tienen más del 5% de participación en el capital social.
Anexo 3.	Procedimiento Gastos Reembolsables. Se entrega en CD.
Anexo 4.	Manual de Medición de Hidrocarburos (MMH) de ECOPETROL S.A. Se entrega en CD.
Anexo 5.	Manual de Usuario del Integrador Volumétrico de ECOPETROL S.A. Se entrega en CD.
Anexo 6.	Guía para la Administración y Gestión de Contratos y/o Convenios de ECOPETROL S.A. Se entrega en CD.
Anexo 7.	Condiciones Generales

CONDICIONES PARTICULARES CONTRATO PARA EL SUMINISTRO DE CRUDO Página 8 de 8

ANEXO No. 1

MODELO DE CERTIFICACIÓN DE APLICACIÓN DE NORMAS DE PREVENCIÓN

DEL LA/FT, PARA EMPRESAS OBLIGADAS A ADOPTAR SISTEMAS DE

PREVENCIÓN DEL LA/FT

SOLO ES OBLIGATORIO PARA LAS CONTRAPARTES QUE POR NORMAS LEGALES

ESTAN OBLIGADAS A ADOPTAR SISTEMAS DE PREVENCION DEL LA/FT

Este documento tiene como propósito certificar a ECOPETROL S.A., que nuestra entidad cuenta con un SISTEMA DE PREVENCION Y CONTROL DE LAVADO DE ACTIVOS Y FINANCIAMIENTO DEL TERRORISMO, el cual cumple a cabalidad con las normas colombianas que le son aplicables.

Así las cosas,_________________________, en mi calidad de representante legal de _________________________ (LA ENTIDAD), CERTIFICO que:

1.          LA ENTIDAD da cumplimlento a las normas y regulaciones colombianas relacionadas con la prevención y control al lavado de activos y el financiamiento del terrorismo que le son aplicables.

Si	_____	No	_____

2.          LA ENTIDAD cuenta con adecuadas políticas, manuales y procedimientos de prevención y control al lavado de activos y administración del terrorismo, que dan cabal cumplimiento a las regulaciones vigentes que le son aplicabies.

Si	_____	No	_____

3.          Ha estado involucrada LA ENTIDAD en investigaciones por violación a las leyes relacionadas con el Lavado de Activos y Financiación de Terrorismo.

Si	_____	No	_____

4.          Ha sido sancionada LA ENTIDAD o alguno de sus empieados o directivos por violación de las leyes relacionadas con el Lavado de Activos y Financiación de Terrorismo.

Si	_____	No	_____

Informar los siguientes datos del oficial o empleado de cumplimiento:

Nombre:
Teléfono:
Correo electrónico:
Directión:

Manifestamos que autorizamos a ECOPETROL S.A. para que, directamente o por intermedio de las personas que designe, verifique y confirme la Información acá suministrada incluyendo la efectiva aplicación del SISTEMA DE PREVENCION Y CONTROL DE LAVADO DE ACTIVOS Y FINANCIAMIENTO DEL TERRORISMO al interior de nuestra entidad.

Comentarios:

CONDICIONES PARTICULARES CONTRATO PARA EL SUMINISTRO DE CRUDO Página 9 de 10

ANEXO No. 2

CERTIFICADO DE PARTICIPACIÓN ACCIONARIA

ASOCIADOS, ACCIONISTAS O SOCIOS QUE TIENEN MÁS DEL CINCO (5%)

DE PARTICIPACIÓN EN EL CAPITAL SOCIAL

ESTA CERTIFICACIÓN SOLO SE EXIGE PARA EL CASO DE PERSONAS

JURÍDICAS EN LAS QUE POR SU NATURALEZA SUS ACCIONISTAS, SOCIOS

O ASOCIADOS NO FIGUREN EN EL CERTIFICADO DE LA CÁMARA DE

COMERCIO.

Certifico que los asociados, accionistas o socios que tienen más del CINCO (5%) de participación en el capital social de la entidad que represento son las personas naturales o juridicas que aparecen en la siguiente relación:

Certifico que los beneficiarios reales y controlantes(1) de la entidad que represento son las siguientes personas naturales:

Nombre de la entidad:
NIT:
Nombre representante legal:
N. de Identificación
Firma representante legal

1      Se entiende por “beneficiario real” o “controlante” cuaiquier persona o grupo de personas que, directa o indirectamente, por si misma o a través de interpuesta persona, por virtud de contrato, convenio o de cualquier otra manera, tenga respecto de una acción o cuota do una sociedad, o puoda llegar a tener, capacidad decisoria o de control sobre la sociedad.

CONDICIONES PARTICULARES CONTRATO PARA EL SUMINISTRO DE CRUDO Página 10 de 10

ANEXO No. 3

GUÍA PARA EL MANEJO DE GASTOS REEMBOLSABLES
GESTIÓN DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-006	Elaborado 27/06/2013	Versión: 2

1.	OBJETIVO

Establecer y asegurar las actividades que deben realizar los responsables del trámite, gestión, administración y pago de los Gastos Reembolsables, en contratos celebrados por Ecopetrol S.A., para el cumplimiento de su objeto social.

2.	GLOSARIO

Administrador del Contrato: Ver Guía para la Administración y Gestión de Contratos y Convenios.

Agente Retenedor: Ver Guía Tributaria de Actos de Mandato y Gastos Reembolsables.

Contratista: Ver Procedimiento de Responsabilidad Social Empresarial en la Contratación y Subcontratación.

Funcionario Autorizado: Ver Manual de Contratación de Ecopetrol S.A.

Funcionario Solicitante: Ver Guía para la Administración y Gestión de Contratos y Convenios.

Gestión Administrativa: Ver Guía para la Administración y Gestión de Contratos y Convenios.

Gestión Técnica: Ver Guía para la Administración y Gestión de Contratos y Convenios.

Mandante: Ver Guía Tributaria de Actos de Mandato y Gastos Reembolsables.

Mandatario: Ver Guía Tributaria de Actos de Mandato y Gastos Reembolsables.

Mandato: Ver Guía Tributaria de Actos de Mandato y Gastos Reembolsables.

3.	DESARROUO

Esta Guía aplica a todos los involucrados en el trámite, gestión, administración y pago de Gastos Reembolsables en contratos celebrados por Ecopetrol S.A.

Para efectos del presente documento, los Gastos Reembolsables son un instrumento mediante el cual se reconoce el costo de ciertas actividades accesorias que no hacen parte, directamente, del objeto y alcance de un contrato, bien sea porque no se tiene certeza sobre su realizacíon, o porque no es posible su valoración precisa al momento de elaborar el presupuesto oficial ni al momento de estructurar la oferta.

Mediante la modalidad de Gastos Reembolsables y en desarrollo de un mandato sin representatión, el Contratista, con cargo a sus propios recursos, ejecuta las actividades a las que se compromete, asumiendo su costo de manera temporal y excepcional, y Ecopetrol S.A., en la oportunidad y con el cumplimiento de los requisitos establecidos en este documento, le reintegra tos costos demostrados y previamente autorizados.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproductión externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, coplado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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GUÍA PARA EL MANEJO DE GASTOS REEMBOLSABLES
GESTIÓN DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-006	Elaborado 27/06/2013	Versión: 2

Los Gastos Reembolsables tienen naturaleza accesorla y no hacen parte del valor del contrato, por tanto, no pueden corresponder a actividades propias, inherentes o naturales del objeto del mismo, ni a actividades relativas al funcionamiento de la empresa del Contratista o de su establecimiento de comercio, así como tampoco pueden remunerar o pagar actividades que por razones presupuestales o de planeación no se consideraron en el alcance inicial del contrato, por lo que, si son necesarias, deberán agregarse a este mediante un contrato adicional.

Dentro de este contexto, no pueden reconocerse como Gastos Reembolsables gastos por concepto de actividades de apoyo administrativo del Contratista (secretarias, mensajeros, papelería), mantenimiento de su infraestructura, sistema de comunicaciones, obligaciones en materia de servicios públicos, ni cualquiera otro de similares características.

Los Gastos Reembolsables, por no hacer parte del valor del contrato, no son base para calcular retención en la fuente, impuesto sobre las ventas, timbre o impuesto de industria y comercio.

3.1.	ASPECTOS RELEVANTES PARA ESTABLECER GASTOS REEMBOLSABLES

3.1.a. Inclusión de Gastos Reembolsables.

a.	Durante la Planeación contractual el Funcionario Solicitante establecerá:

-	Si es necesario incluir Gastos Reembolsables, caso en el cual deberá identificar taxativamente los items que los componen.
-	Si es necesario pactar costos de administración de Gastos Reembolsables (los cuales no podrán ser superiores al 5% del valor de los Gastos Reembolsables).

En caso de que: I) el valor de ios Gastos Reembolsables supere el 10% del valor del presupuesto oficial estimado, ó II) se considere conveniente pactar costos de administración de Gastos Reembolsables; deberá contarse con aprobación del funcionario de nivel superior al del Funcionario Solicitante.

Nota 1. En caso de contratos de cuantía indeterminada, el establecimiento de los Gastos Reembolsables se hará considerando el sustento presupuestal del contrato.

Nota 2. Cuando se prevean costos de administración de los gastos reembolsables, dicha administración hará parte del valor del contrato.

b.	En la minuta del contrato se deben incluir el valor o porcentaje de los Gastos Reembolsables, el listado de ítems o conceptos que los componen, y el porcentaje de costos de administración de aquellos (si hubiere lugar a los mismos).

c.	El pacto de los Gastos Reemboisables debe estar respaldado presupuestalmente.

d.	Antes de la utilización de conceptos que den lugar al cobro de Gastos Reembolsables, el Contratista debe obtener autorización expresa y escrita del Administrador del contrato.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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GUÍA PARA EL MANEJO DE GASTOS REEMBOLSABLES
GESTIÓN DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-006	Elaborado 27/06/2013	Versión: 2

e.	Si durante la ejecución del contrato resulta necesario ampliar el valor o porcentaje de los Gastos Reembolsables, ello deberá formalizarse a través de una modificación del contrato, previa aprobación del funclonario de nivel superior al del Funcionario Solicitante.

El valor de los Gastos Reembolsables no podrá aumentarse en más del cien por ciento (100%) del valor inicial previsto en el contrato para este rubro.

3.1.b	Rol del Gestor Técnico y del Administrador del contrato, respecto a Gastos Reembolsables.

Para que el Administrador del contrato apruebe la utilización de los Gastos Reembolsables, el Gestor Técnico previamente debe:

a.	Verificar la necesidad de su utilización y su conformidad con lo pactado en el contrato.

b.	Solicitar, mínimo tres (3) cotizaciones de los conceptos (suministros, servicios) que se pagarán como Gastos Reembolsables (excepto para (I) gastos de desplazamlento, (II) tarifas reguladas y (III) proveedores únicos), las cuaies deben ser expedidas por diferentes proveedores, que no pertenezcan al mismo grupo empresarial del Contratista, nl a un mismo grupo empresarial.

c.	Si se tienen dudas respecto del valor de los conceptos (suministros, servicios) cotizados, en relación con el valor real del mercado, se debe solicitar pronunciamiento a la Dirección de Servicios Compartidos a través de la Unidad de Servicios Compartidos de Compras y Contratación o a la dependencia que haga sus veces, respecto de la favorabilidad de los valores cotizados.

3.2.	PROCEDIMIENTO OPERATIVO

3.2.a Gestión Administrativa de los Gastos Reembolsables

Cuando contractualmente se pacten Gastos Reembolsables, se deben realizar las siguientes actividades, de acuerdo con el rol que se desempeñe en el trámite de aquellos:

a.	El Gestor Administrativo del contrato deberá crear en la herramlenta SAP una posición al pedido denominada "Gastos Reembolsables" con indicador de IVA ''GR - IVA Gastos Reembolsables 0%". El valor de esta posición no podrá exceder el monto autorizado como Gastos Reembolsables del contrato y se tramitará en la herramienta como MM, prevlo cumplimiento de los procedimientos de compras y contratación para la creación de CDP (o el documento que haga sus veces) y Solicitud de Pedido.

b.	El Gestor Administrativo considerará esta posición en la revisión y control que debe realizar en cumplimiento de su función de seguimiento a la ejecución del contrato.

c.	En el contrato deben quedar estipulados los periodos y fechas de corte para gestionar el reembolso de los gastos realizados.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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GUÍA PARA EL MANEJO DE GASTOS REEMBOLSABLES
GESTIÓN DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-006	Elaborado 27/06/2013	Versión: 2

d.	Conjuntamente, Gestor y Contratista, deben estar atentos a la fecha límite de cada mes fijada por la Coordinación de Gestión de Cuentas por Pagar de Ecopetrol S.A. para la recepción de la documentación requerida para la contabilización y pago de los Gastos Reembolsables. Todos los reembolsos deben quedar contabilizados en Ecopetrol S.A. en el mismo mes de la expedición del documento equivalente (cuenta de cobro) por el Contratista.

3.2.b Gestión del Reintegro de Gastos Reembolsables

a.	El Contratista, en concordancia con lo establecido en el literal c. del numeral 3.2.a de este documento, debe presenter al Gestor Administrativo, los siguientes documentos:

-	Solicitud formal con el valor total a reembolsar;
-	Planilla "Certificación de Gastos Reembolsables GAB-F-101", debidamente diligenciada;
-	Copia de las facturas o documentos equivalentes que soportan los pagos relacionados en la Planilla.

b.	El Gestor Administrativo, dentro de los cinco (5) días háblles siguientes a su recibo, validará los soportes conforme a lo relacionado en la Planilla, y verificará la real utilización de los Gastos Reembolsables según lo autorizado. Esta actividad la certificará al aprobar e imponer su firma en la Planilla, la cual remitirá inmediatamente al Administrador del contrato para su aprobación y firma.

c.	El Gestor Administrativo, una vez obtenida la firma del Administrador, procederá a registrar la entrada de servicio en SAP con la siguiente partlcularidad:

1.	Si la positión es con cargo a proyectos, la entrada debe elaborarse por el valor total certificado (incluyendo el I.V.A).

2.	Si la positión es con cargo a gastos o costos, la entrada debe elaborarse por el valor certificado antes de I.V.A.

d.	El Gestor Administrativo, debe remitir de forma inmediata la Planilla al Contratista junto con el número de entrada de servicio en SAP (Documento l0000XXXXX) para que éste proceda oportunamente a incorporar la firma del representante legal del Contratista, del Revisor Fiscal o Contador Público, o su equivalente (tratándose de Contratistas extranjeros sin domicilio en Colombia) para la debida presentación de la documentación en las ventanillas de Cuentas por Pagar.

e.	El Contratista debe presentar directamente en la ventanilla de radicación de Cuentas por Pagar la siguiente documentación:

➢	Documento equivalente (cuenta de cobro) con el cumplimiento de los requisitos previstos en el art. 617 del Estatuto Tributario, en el que se consigne claramente el valor total pagado por los bienes y servicios (incluido IVA).

➢	En el cuerpo del documento equivalente, se debe identificar el número del contrato registrado en SAP y el número de la entrada de servicio suministrada por el Gestor Administrativo.

➢	Planilla estándar proforma de Ecopetrol S.A. "Certificación de Gastos Reembolsables GAB-F-101" en original, debidamente diligenciada y firmada por el Gestor Administrativo, por el Administrador del Contrato, por el Representante Legal de la Compañia Contratista y por el Revisor Fiscal o Contador Público, o su equivalente (tratándose de Contratistas extranjeros sin domicilio en Colombia).

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

Plantilla 012 -	12/7

GUÍA PARA EL MANEJO DE GASTOS REEMBOLSABLES
GESTIÓN DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-006	Elaborado 27/06/2013	Versión: 2

➢	Certificación dei Contador Público o Revisor Fiscal o su equivalente (tratándose de Contratistas extranjeros sin domicilio en Colombia)

Nota: En el evento que en el contrato se haya pactado porcentaje de Administración de Gastos Reembolsables, el valor a cobrar debe Incluirse (desglosado) en la factura objeto del contrato, por hacer parte de la remuneración del Contratista.

f.	El funcionario de radicación de Cuentas por Pagar, luego de validar los requerimientos mínimos en cuanto a documentos, sellará, fechará, firmará y entregará la copia del documento equivalente al Contratista o su emisario, como evidencia del recibido por parte de Ecopetrol S.A.

g.	La Coordinación de Gestión de Cuentas por Pagar contabilizará el documento de cobro dentro de los tiempos establecidos en su portafolio de servicios. En caso de identificar alguna inconsistencia para la contabilización, la Coordinación de Gestión de Cuentas por Pagar comunicará de forma inmediata al Administrador del contrato para la debida y oportuna corrección.

h.	Para los documentos de cobro que se haya pactado reconocimiento de un porcentaje por concepto de costos administración se causará con condición de pago a treinta (30) días.

i.	En caso contrario, el documento se causará con condición de pago inmediato.

j.	El Administrador del contrato, una vez causado el Gasto Reembolsable, deberá consultar su work-flow de SAP y proceder si se cumplen todos los requisitos, a desbloquear el documento para pago.

k.	Acorde a la fecha de vencimiento en la herramienta SAP, la Coordinación de Gestión de Tesorería a través del Grupo de Gestión de Pagos y Operaciones Bancarias procederá a programar el pago, Para reembolsos en pesos colombianos las corridas de pagos se programan: lunes, miércoles y viernes; para el caso de semanas con lunes festivo la programación será el martes, jueves y viernes. Para reembolsos en moneda extranjera las corridas de pagos se registran todos los días de lunes a viernes.

l.	Adicionalmente, el Contratista se compromete a dar cumplimiento a lo dispuesto en el siguiente numeral, relativo a Actos de Mandato y Gastos Reembolsables.

3.2.c Actos de Mandato y Gastos Reembolsables

El Contratista se obliga a:

a.	Practicar, al momento del pago o abono en cuenta, todas las retenciones del Impuesto sobre la renta, ventas, timbre e industria y comercio y adicionales a que haya lugar, establecidas en las normas vigentes para los actos de mandato. Sobre estas retenciones debe cumplir con las obligaciones inherentes al Agente Retenedor.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

Plantilla 012 -	13/7

GUÍA PARA EL MANEJO DE GASTOS REEMBOLSABLES
GESTIÓN DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-006	Elaborado 27/06/2013	Versión: 2

b.	Identificar en su contabilidad los ingresos recibidos para el mandante y tos pagos y retenciones efectuados por cuenta de éste.

c.	Emitir las facturas que se generen con ocasión del mandato.

d.	Asegurar que la factura sea emitida a su nombre, cuando adquiere bienes o servicios en cumplimiento del mandato.

e.	Pagar el valor de los Insumos y servicios que adquiere bajo el concepto de Reembolsables.

f.	Expedir al mandante, antes de finalizar el mes en que efectúo la operación, la certificación avalada por contador público o revisor fiscal, según las disposiciones legales vigentes sobre la materia, donde consigne la cuantía y concepto de los respectivos costos, deducciones o impuestos descontables o devoluciones a que tenga derecho el mandante.

g.	Conservar, por el término señalado en el estatuto tributario, las facturas y demás documentos comerciales que soporten las operaciones que realizó por orden del mandante.

Nota: Cuando el mandante sea Ecopetrol S.A., el contratista mandatario, debe practicar, declarar y pagar las retenciones de ley sobre aquellos pagos cuyo concepto sea gravado independientemente de su monto, respetando siempre las condiciones fiscales de Ecopetrol S.A.

RELACIÓN DE VERSIONES

Documento Anterior

Versión	Fecha	Antiguo Código y Título	Cambios

1.	03/06/2011	ECP-VIF-G-002 Guía para el Manejo de Gastos Reembolsables	Derogación del documento

Documento Nuevo

Versión	Fecha	Cambios

1	17/05/2013

Ajuste nueva plantilla y código de acuerdo a Procedimiento para la Elaboración de Documentos Normativos y de Gestión.

Ajuste de los numerales 3.1.a Inclusión de Gastos Reembolsables y 3.2.b Gestión del Reintegro de Gastos Reembolsables.

Se Deroga Formato ECP-VIF-F-007 Formato para el manejo de Gastos Reembolsables y se reemplaza por formato GAB-F-101 Certificación de Gastos Reembolsables.

2	27/06/2013	Inclusión de Nota 2 en literal a. del numeral 3.1.a.; Supresión de texto entre paréntesis literal e. numeral 3.1.a.; Inclusión de texto aclaratorio entre paréntesis literal a. del numeral 3.2.a y Ajuste en código GFI-F-018 por código GAB-F-101, Certificación de Gastos Reembolsables en el literal e. numeral 3.2.b.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

Plantilla 012 -	14/7

GUÍA PARA EL MANEJO DE GASTOS REEMBOLSABLES
GESTIÓN DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-006	Elaborado 27/06/2013	Versión: 2

Para mayor información sobre este documento dirigirse a quien lo elaboró, en nombre de la dependencia responsable:

Elaboró: Aníbal Rivera Garnica

Teléfono: 2344000 Ext. 43156 Buzón: anibal.rivera@ecopetrol.com.co

Dependencia: Dirección Estratégica de Abastecimiento

Elaboró: Saulo Ernesto Guio

Teléfono: 2344000 Ext. 43473 Buzón: Saulo.Guio@ecopetrol.com.co

Dependencia: Coordinación de Gestión de Cuentas por Pagar

Revisó	Aprobó

/s/ ALEJANDRO GIRALDO LONDOÑO
ALEJANDRO GIRALDO LONDOÑO
Vicepresidente Corporativa de Finanzas (E)

/s/ ZENIA M. ARCNIEGAS
ZENIA M. ARCNIEGAS
Directora de Asuntos Juridico Contractuales (E)

/s/ JAINE A. PINEDA DURAN
JAINE A. PINEDA DURAN
Director Estratégico de Abastecimiento

/s/ ALBERTO VARGAS PEÑALOSA
ALBERTO VARGAS PEÑALOSA
Jefe Unidad de Centro de Servicios Compartidos de
Operaciones Financieras

/s/ SAULO ERNESTO GUIO
SAULO ERNESTO GUIO
Coordinador Gestión de Cuentas por Pagar

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

Plantilla 012 -	15/7

ANEXO No. 4

Manual de Medición de Hidrocarburos (MMH) de ECOPETROL S.A. Se entrega en CD.

[This Exhibit 4 has been filed separately on a Current Form 8-K filed with the Securities and Exchange Commission on February 24, 2014.]

ANEXO No. 5

APLICACIÓN WEB ‘INTEGRADOR’

MANUAL DE USUARIO

ROL “USUARIO EMPRESA ASOCIADA”

GERENCIA TÉCNICA DE PRODUCCIÓN

VICEPRESIDENCIA DE PRODUCCIÓN

ECOPETROL S.A.

Cra 7ª No- 37-69, piso 1, Bogotá,D.C. Colombia

CONTENIDO

1. Introducción	3

2. Requerimientos	3

2.1. Requerimientos de hardware	3

2.1.1. Requerimientos mínimos	3

2.1.2. Requerimientos sugeridos	3

2.2. Requerimientos de software	4

2.2.1. Configuración específica para usuarios que acceden desde dentro de la red de Ecopetrol S.A.	4

3. Acceso a la aplicación	6

3.1. Dirección de acceso	6

3.2. Autenticación de usuario	6

4. Salida de la aplicación	7

5. Rol “Usuario empresa asociada”	8

5.1. Navegación de el árbol de opciones	8

5.2. Carga de reporte diario	8

5.3. Balances	9

Cra 7ª No- 37-69, piso 1, Bogotá,D.C. Colombia

MANUAL DE USUARIO ROL “USUARIO EMPRESA ASOCIADA”

1.	Introducción

La aplicación web “Integrador” es utilizada, entre otros, para el reporte de información de producción diaria por parte de las empresas asociadas, permitiéndole a Ecopetrol S.A., y a la asociada llevar un control diario e histórico de de la información de producción.

2.	Requerimientos

2.1.	Requerimientos de hardware

2.1.1.	Requerimientos mínimos

•	Conexión a internet a 56 Kbps

•	Procesador Pentium II a 300 Mhz

•	128 MB RAM

•	Monitor con resolución de 1024 x 768 píxeles y 256 colores

2.1.2.	Requerimientos sugeridos

•	Conexión a internet a 150 Kbps

•	Procesador Pentium IV

•	512 MB RAM o superior

•	Monitor con resolución de 1280 x 1024 píxeles o superior y calidad de color de 16Bits o superior.

Cra 7ª No- 37-69, piso 1, Bogotá,D.C. Colombia

2.2.	Requerimientos de software

•	Navegador Internet Explorer versión 6 o superior, o Mozilla Firefox versión 1.5 o superior. En la configuración del mismo, debe estar permitida la ejecución de código Javascript. Deshabilitar bloqueadores de ventanas emergentes (popups) para este sitio.

•	Flash Player 6 o superior.

•	Adobe Acrobat Reader 6.0 o superior.

2.2.1.	Configuración específica para usuarios que acceden desde dentro de la red de Ecopetrol S.A.

Sólo si Ud se encuentra dentro de la red corporativa de Ecopetrol S.A., para acceder a la aplicación Integrador debe revisar la configuración de su navegador1 de la manera como se explica a continuación.

1.	Ingrese al menú Herramientas, Opciones de Internet como muestra la Imagen 2-1.

Imagen 2-1

2.	Seleccione la pestaña Conexiones y allí, haga clic en Configuración de LAN…

1 La configuración de ejemplo se ha hecho para Internet Explorer 6. La configuración para otros navegadores se hace de manera similar, pero no se detalla en este documento.

Cra 7ª No- 37-69, piso 1, Bogotá,D.C. Colombia

Imagen 2-2

3.	Luego haga clic en el botón Opciones avanzadas.

Imagen 2-3

Cra 7ª No- 37-69, piso 1, Bogotá,D.C. Colombia

4.	Una vez allí, en la sección Excepciones, elimine cualquier referencia que exista a ecopetrol.com.co o*.ecopetrol.com.co. De esta manera cuando ingresamos la dirección de la aplicación en el navegador, éste no intentará buscarla dentro de la red corporativa de Ecopetrol S.A., sino que la buscará en internet.

3.	Acceso a la aplicación

3.1.	Dirección de acceso

Puede acceder a la aplicación directamente digitando la dirección http://integrador.ecopetrol.com.co en la barra de direcciones del navegador.

También puede hacerlo a través de la página web corporativa de Ecopetrol S.A.: www.ecopetrol.com.co. Una vez allí, haga clic en la pestaña En línea y luego en el submenú inferior haga clic en Socios en línea, luego de esto aparecerá una pantalla como la mostrada en la Imagen 3-1:

Imagen 3-1

Haga clic en el botón ENTRAR ubicado en la sección de la aplicación Integrador, para ser re direccionado a la página de bienvenida de la aplicación.

Cra 7ª No- 37-69, piso 1, Bogotá,D.C. Colombia

3.2.	Autenticación de usuario

La Imagen 3-2 muestra la página de bienvenida de la aplicación. Allí debe ingresar el nombre de usuario y contraseña proporcionadas por el funcionario de Ecopetrol S.A., encargado de la administración funcional de la aplicación.

Imagen 3-2

En caso de haber olvidado su nombre de usuario o contraseña, haga clic en “Olvidó su clave? Click aquí!”, que lo llevará a un página como la mostrada en la Imagen 3-3, donde podrá digitar el correo electrónico que Ud proporcionó al administrador de la aplicación para la creación de su cuenta. En caso que correspondan, los datos de ingreso serán enviados a esta dirección de correo, si no, es necesario que se comunique con el administrador de la aplicación.

Imagen 3-3

Cra 7ª No- 37-69, piso 1, Bogotá,D.C. Colombia

4.	Salida de la aplicación

Una vez haya terminado de utilizar la aplicación y para darle seguridad a la información, es necesario cerrar la sesión abierta en la aplicación haciendo clic en el botón Cerrar Sesión ubicado en el extremo superior derecho de la página.

5.	Rol “UsuaRio emPResa asociaDa”

5.1.	Navegación de el árbol de opciones

Las tareas requeridas por el usuario son accedidas jerárquicamente mediante el árbol de navegación ubicado en la parte izquierda de la pantalla (Imagen 5-1).

Imagen 5-1

5.2.	Carga de reporte diario

La información de producción diaria las compañías asociadas es reportada a Ecopetrol S.A., mediante un archivo en formato Excel (.xls)2, con una distribución previamente determinada.

Para cargar información debe hacer clic en Cargar reporte diario. A continuación aparecerá una pantalla, donde podrá seleccionar el archivo correspondiente haciendo clic en Examinar. Luego de seleccionar el archivo haga clic en Enviar. Se abrirá una nueva ventana del navegador, por favor no la cierre, ésta se cerrará automáticamente una vez finalizado el proceso. Recuerde que debe deshabilitar los bloqueadores de ventanas emergentes (popups) para este sitio.

En caso que se presente un error en la carga del archivo, aparecerá un mensaje en la parte inferior, detallando la naturaleza del mismo (Imagen 5-2).

2 Actualmente no se soporta el nuevo formato ‘.xlsx’ que viene con el software Microsoft Office versión 2007.

Cra 7ª No- 37-69, piso 1, Bogotá,D.C. Colombia

Imagen 5-2

Si la carga se ha realizado con éxito, aparecerá un mensaje como el de la Imagen 5-3.

Imagen 5-3

Debajo de este mensaje, se mostrará la información que ha sido cargada. Debe esperar mientras se genera el dicho reporte, tiempo durante el cual aparecerá el mensaje “Cargando …”

En caso que requiera reportar información para otras fechas, puede hacerlo siguiendo el mismo procedimiento.

Por defecto el reporte generado muestra la información de Crudo. Si desea ver información de otro producto, selecciónelo haciendo clic en la pestaña de producto, como se muestra en la Imagen 5-4.

Imagen 5-4

5.3.	Balances

Los balances garantizan la consistencia de la información a través del tiempo. Si desea verificar la información reportada y balance para una fecha específica, puede hacerlo haciendo clic en la opción Balances del árbol de navegación. Allí podrá seleccionar la fecha de reporte haciendo clic en el calendario . También podrá seleccionar el tipo de producto en la caja de selección

Producto:

Cra 7ª No- 37-69, piso 1, Bogotá,D.C. Colombia

En la parte inferior y superior del reporte encontrará enlaces que facilitarán la navegación (Imagen 5-5).

Imagen 5-5

Cra 7ª No- 37-69, piso 1, Bogotá,D.C. Colombia

ANEXO No. 6

GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

Tabla de Contenido

1. OBJETIVO		2

2. GLOSARIO		2

3. DESARROLLO		5

3.1	ADMINISTRACIÓN DE CONTRATOS O CONVENIOS	6
3.2	GESTIÓN ADMINISTRATIVA DE CONTRATOS O CONVENIOS	7
3.3	GESTIÓN TÉCNICA DE CONTRATOS O CONVENIOS	7
3.4	DESIGNACIÓN DEL ADMINISTRADOR Y LOS PROFESIONALES DE GESTIÓN DEL CONTRATO	7
3.4.a	ADMINISTRADOR DEL CONTRATO-	7
3.4.b	GESTORÍA TÉCNICA Y ADMINISTRATIVA	9
3.4.c	DOCUMENTOS QUE DEBEN REMITIRSE A LOS ADMINISTRADORES Y GESTORES DE CONTRATOS PARA EL EJERCICIO DE SU ROL	10
3.4.d	DESIGNACIÓN DE GESTORÍA TÉCNICA Y ADMINISTRATIVA CONJUNTA	11
3.4.e	DESIGNACIÓN ADMINISTRADOR Y GESTOR DEL CONVENIO	11
3.5	ROLES Y RESPONSABILIDADES DE LOS INVOLUCRADOS EN LA EJECUCION DE CONTRATOS Y CONVENIOS	11
3.5.a	FUNCIONES DEL ADMINISTRADOR DEL CONTRATO O CONVENIO	12
3.5.b	FUNCIONES DEL GESTOR ADMINISTRATIVO	16
3.6.	FUNCIONES ESPECIFICAS DE LA GESTORIA ADMINISTRATIVA EN MATERIA DE CONVENIOS:	27
3.7	FUNCIONES DEL GESTOR TECNICO DEL CONTRATO O CONVENIO	28
3.7.a	GESTOR TÉCNICO HSE	30
3.8	OTROS INTERLOCUTORES QUE APOYAN E IMPACTAN LA EJECUCION DE LOS CONTRATOS O CONVENIOS	32
3.9	TRABAJO COORDINADO ENTRE LAS GESTORIAS:	33
3.10	ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS DE ANTICIPACIÓN DE LA DEMANDA	33
3.10.a	CONTRATOS DE ANTICIPACIÓN DE LA DEMANDA DE BIENES	33
3.10.b	CONTRATOS DE ANTICIPACIÓN DE LA DEMANDA DE SERVICIOS	35
3.11	GESTIÓN DE CONTRATOS DE MENOR COMPLEJIDAD O UBICADOS EN LOS CUADRANTES NECESARIO O CONSUMIBLES SEÑALADOS POR DEA COMO OBJETO DE UNICA GESTORIA	37
3.12	ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS CUANDO ECOPETROL ACTUA COMO CONTRATISTA	38
3.13	PROCEDIMIENTO ESTANDARIZADO PARA EL MANEJO DE NO CONFORMIDADES E NCUMPLIMIENTOS CONTRACTUALES	39
3.14	MANEJO DE LAS COMUNICACIÓN E INFORMACIÓN ENTRE ADMINISTRADOR, GESTIÓN ADMINISTRATIVA Y GESTIÓN TÉCNICA	39
3.15	DISPOSICIONES COMUNES A LA GESTORÍA DE CONTRATOS	40
3.15.a.	DEBERES Y RESPONSABILIDADES DE LAS GESTORÍAS	40

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

1.	OBJETIVO

Establecer las directrices para el aseguramiento de la correcta ejecución de los contratos y convenios suscritos por ECOPETROL, por parte de los funcionarios y/o contratistas que, según sea el caso, ejerzan el rol de Administrador y Gestor, en los términos de la presente Guía, quienes en términos generales deberán gestionar integralmente los riesgos del Contrato en la satisfacción de las necesidades de la Empresa, alineados con el Compromiso con La Vida y el deber de Responsabilidad Social Empresarial; asegurando adicionalmente el cumplimiento de los compromisos establecidos por ECOPETROL con sus grupos de intereses.

2.	GLOSARIO

Administrador del Contrato o Convenio: Funcionario de ECOPETROL responsable del seguimiento, aseguramiento y verificación del correcto cumplimiento de las obligaciones a cargo de la Empresa y del Contratista, en los términos de la presente Guía. De manera sistemática, el Administrador deberá mantener informado sobre la ejecución del Contrato al Funcionario Solicitante y requerir directamente su intervención en los casos de modificación del Contrato según lo señalado en el Manual de Delegaciones de Autoridad. Para el cumplimiento de sus funciones, el Administrador contará con el apoyo de la Gestoría (Técnica y/o Administrativa), quienes serán sus subordinados funcionales.

Anticipación de Demanda (ANDE): Proceso continuo de identificación anticipada de las necesidades de las vicepresidencias operativas de la Empresa, a cargo del Centro de Servicios Compartidos, que permite la negociación temprana de condiciones básicas para el abastecimiento de materiales y servicios, con el fin de garantizar una atención oportuna, generar sinergias y/o valor agregado y reducir niveles de transaccionalidad en la Empresa.

ASP: Administración de la Seguridad de los Procesos.

Compromiso con la vida: Comportamiento que se debe adoptar para garantizar un entorno sano, seguro y limpio en la ejecución de las actividades diarias, anteponiendo la integridad de las personas, del medio ambiente y de la comunidad como valor prioritario. Implica identificar y valorar de manera anticipada los riesgos e implementar las acciones necesarias para eliminarlos, controlarlos o reducirlos.

Contrato o Convenio: Acto por el cual una parte se obliga para con otra a dar, hacer o no hacer alguna cosa. Cada parte puede ser de una o de varias personas. En materia de convenios, debe tenerse en cuenta que el acuerdo de voluntades está guiado por un propósito de colaboración, cooperación y comunión de esfuerzos, en donde sus partes realizan aportes reales, materiales y cuantificables; siendo el interés que determina su celebración común a ambas partes.

Para los efectos de la presente Guía, en donde se establezcan funciones para el rol de Administrador o Gestor del “Contrato”, deberá entenderse también que se hace referencia a los “convenios”.

Para el cumplimiento de las obligaciones a cargo del rol Administrador y Gestor, debe tenerse en cuenta que hacen parte integrante de un Contrato los documentos señalados en el numeral 4.3.c de la presente Guía, esto es, los Documentos del Proceso de Selección, las respuestas ofrecidas por ECOPETROL a las inquietudes u observaciones presentadas por los interesados en participar o proponentes dentro del Proceso de Selección, toda la normativa de ECOPETROL aplicable al objeto del Contrato, etc., según se señale en el respectivo Contrato. Hace parte del deber de diligencia para el cumplimiento de sus funciones, que los Administradores y Gestores se aseguren de que los Funcionarios Autorizados les remitan la totalidad de la documentación correspondiente al Contrato para garantizar su efectivo seguimiento.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

Contrato de Anticipación de la Demanda: Acuerdo Comercial o instrumento a través del cual se pretende anticipar la demanda de necesidades transversales de ECOPETROL, y que se celebra bajo la modalidad de precios unitarios y por una cuantía indeterminada. Para los efectos de la presente Guía, estos contratos se identificarán con la abreviatura ANDE.

Contratos del Artículo 355 de la Constitución Política: Acuerdos de voluntades generadores de obligaciones, que de manera general se caracterizan por:

(i)	celebrarse con entidades sin ánimo de lucro de reconocida idoneidad

(ii)	no implican una contraprestación para la entidad pública que los celebra; en este caso para ECOPETROL.

(iii)	No están dirigidos a satisfacer necesidades comerciales o de negocio de quien los suscribe.

Por lo anterior, los contratos que suscriba la Empresa en virtud del artículo 355 de la Constitución Política, no podrán estar dirigidos a satisfacer sus necesidades comerciales o de negocio.

DEA: Dirección Estratégica de Abastecimiento.

DHS: Dirección de HSE y Sostenibilidad.

DSC: Dirección Centro de Servicios Compartidos.

ECOPETROL S.A.: En el presente documento, podrá denominarse también como ECOPETROL o Empresa.

Evaluación de Desempeño del Contratista: Documento electrónico elaborado por ECOPETROL en el que se califica el cumplimiento de las obligaciones a cargo del Contratista, según lo establecido en el Procedimiento de Desempeño de contratistas.

FCC: Formato de Compras y Contratación.

Funcionario Solicitante: Funcionario de ECOPETROL que en cumplimiento de los planes operativos y de los planes anuales de compras y contratación de cada área, identifica la necesidad, planea y justifica la celebración de un Contrato, y en consecuencia solicita la apertura de un proceso de selección para la adquisición de bienes o servicios. Durante la etapa de ejecución del Contrato, y toda vez que sobre dicho Funcionario Solicitante recae la responsabilidad por la debida planeación del Contrato, también le corresponde la responsabilidad de justificar y/o avalar toda desviación, sobrejecución y en general cualquier modificación al Contrato durante esta etapa, en cumplimiento de lo señalado en el Manual de Contratación, el Manual de Delegaciones de Autoridad y/o cualquier otra directriz que se expidiere en la materia.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

Funcionario de Seguimiento del Negocio: En los contratos ANDE, es aquel designado desde la solicitud de Orden de Servicio expedida por el Funcionario Solicitante, quien de manera especifica y sin perjuicio de la labor de la Gestoría Técnica, debe realizar el seguimiento al cumplimiento de la orden, certificando el recibo o no del bien o servicio y en consecuencia expedir un aval sobre la procedencia del pago al Funcionario Solicitante. Este aval es meramente técnico y no evita que las Gestorías verifiquen el cumplimiento de demás obligaciones del contratista conforme a sus roles y responsabilidades.

Gestor Administrativo del Contrato o Convenio: Funcionario de ECOPETROL o contratista que en representación de ECOPETROL, deberá obrar con la debida diligencia en el seguimiento y control al cumplimiento de las obligaciones contractuales de tipo administrativo contenidas en el Contrato y a cargo de las partes, tales como las relativas a HSE, Responsabilidad Social Empresarial, obligaciones laborales, financieras, jurídicas y de gestión de la información del Contrato o compromisos del Convenio; etc. El Gestor Administrativo es un subordinado funcional del Administrador, por lo cual deberá mantenerlo informado del avance de la ejecución del Contrato, y en el ejercicio de su rol, deberá velar por que las actuaciones de las partes se enmarquen dentro de la normativa legal y contractual de la empresa.

Gestión de Riesgos: Ciclo mediante el cual se realiza la planeación, identificación, evaluación, tratamiento y monitoreo de aquellos eventos de ocurrencia incierta que de materializarse generarían un impacto, positivo o negativo, en el logro o cumplimiento de los objetivos de los procesos o proyectos.

Gestor Técnico del Contrato o Convenio: Trabajador de ECOPETROL o Contratista, que en representación de ECOPETROL deberá realizar, entre otras, el seguimiento y control al cumplimiento de del plan HSE, calidad, alcance, plazo y costo de los bienes y/o servicios u obras contratadas conforme a especificaciones técnicas y obligaciones señaladas en el Contrato o compromisos del Convenio objeto de seguimiento. El Gestor Técnico reportará funcionalmente al Administrador y en el ejercicio de su rol deberá velar por que todos los actos que se celebren durante la ejecución del Contrato o Convenio se enmarquen dentro de la normativa legal y contractual a la Empresa.

HSE: De las siglas en inglés - Health, Safety and Environment: Salud, Seguridad Industrial y de procesos y Medio Ambiente.

Kick Off Meeting: Reunión que marca el inicio formal de la etapa de ejecución de un proyecto o Contrato entre el Contratista y el equipo encargado de la ejecución por parte de ECOPETROL, que tiene los siguientes objetivos fundamentales: a) Establecer públicamente el inicio del Contrato o proyecto, o de una de sus fases; b) trazar los objetivos del proyecto y los roles de los miembros de los respectivos equipos de trabajo; c) aclarar las expectativas de las partes; y d) comprometer a quienes influencian el éxito del proyecto; todo lo cual queda consignado en un Acta. Adicionalmente, en esta reunión se discuten (entre otros) aspectos básicos de la ejecución, tales como los cronogramas y riesgos que pueden afectarlos, niveles de reporte, etc. En cabeza del Administrador, el Gestor Técnico y el Gestor Administrativo está garantizar el debido seguimiento a los compromisos consignados en el Acta respectiva, para garantizar el cumplimiento del objeto contratado y la satisfacción de las necesidades de la Empresa.

Tratándose de contratos de Anticipación de Demanda, existirá una primera reunión de inicio a la cual deberán asistir el Administrador, el Gestor Técnico y el Gestor Administrativo.

En lo que respecta a las Órdenes de Servicio o Despacho, cuando fuere necesario, deberán realizarse reuniones de entendimiento, con presencia del contratista, las Gestorías y un funcionario designado por el área cuya necesidad pretende ser satisfecha con la respectiva orden. Del resultado de estas últimas, deberá retroalimentarse al Administrador del Contrato.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

Orden de Despacho/o de Servicio: Solicitud de materiales y/o servicios realizada en desarrollo de un Contrato de Anticipación de Demanda, que contiene la información sobre las cantidades de ítems requeridos por un área de la Empresa. Cuando se trate de bienes se llamará “Orden de Despacho” y cuando se trate de Servicios, se llamará “Orden de Servicios”.

Plan HSE/ASP: Documento elaborado por el Contratista y aprobado por las Gestorías Administrativa y Técnica previo a la ejecución, sobre el proceso de identificación y aseguramiento de los elementos requeridos para la ejecución del Contrato y que garantizan la eliminación o mitigación del riesgo, evitando así la afectación de las personas, el ambiente, las instalaciones y la seguridad de los procesos.

Proceso de Ejecución y Cierre del Contrato o Convenio: La etapa de ejecución de un Contrato o Convenio es la materialización de las condiciones pactadas en el mismo. La ejecución exitosa depende de un seguimiento y control permanente al cumplimiento de las obligaciones o compromisos adquiridas por las partes de conformidad con lo planeado. Los responsables de velar por la correcta ejecución del Contrato o Convenio son el Administrador y el Gestor, sea técnico o administrativo, quienes siempre deberán reportar y soportar al Administrador.

Cada uno de los requisitos, obligaciones y continuamente monitoreadas por la Gestoría del oportunamente al Administrador. normas a cumplir por ambas partes, deben ser Contrato o Convenio, y de ello se deberá informar oportunamente al Administrador.

UCN: Unidad de Compras y Contratación del Centro de Servicios Compartidos.

Usuario Elaborador de Solicitudes de Pedido: Personal de apoyo al Funcionario Solicitante durante la fase de solicitud de apertura de un proceso de selección, responsable de la creación de las solicitudes de pedido y de la digitación de la información requerida en el formato de solicitud de contratación. Durante la ejecución del Contrato, estas funciones de apoyo estarán a cargo de la Gestoría.

Vigencia Normativa: En la presente Guía se hace referencia a la normativa interna de ECOPETROL (reglamentos, directrices, Manuales, etc.) sin especificar su número, ni versión. Lo anterior, por cuanto en relación con un Contrato, serán aplicables aquellas normas internas que se encontraren vigentes en el momento del cierre del Proceso de Selección (el último día para la presentación de ofertas). En relación con los Formatos para la realización de actividades que impacten la ejecución contractual, a continuación se señalan los formatos autorizados y su número de referencia: Acta de Inicio (GAB-F-079), Acta de Reinicio (GAB-F-084), Acta de Recibo de Cantidades de Obra (GAB-F-080), Acta de Liquidación Parcial (GAB-F-082), Acta de Liquidación de Mutuo Acuerdo (GAB-F-083)y Acta de Finalización del Contrato (GAB-F-081).

3. DESARROLLO

El rol de Administrador y Gestor de contratos implica el seguimiento, la verificación y el aseguramiento del cumplimiento de las obligaciones que adquieren tanto ECOPETROL como los contratistas durante la ejecución del Contrato, por lo que, de la rigurosidad y efectividad de dicha gestión depende el éxito o fracaso de la fase de ejecución contractual.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

En la lectura e implementación de la presente Guía, deberá tenerse en cuenta que las funciones a cargo de los mencionados roles, se expresan de manera general, con carácter enunciativo y no taxativo. En consecuencia, corresponde al Administrador y al Gestor actuar con la máxima diligencia en el ejercicio de sus funciones, de manera proactiva y no reactiva, dentro del marco del Contrato, la legislación que resulte aplicable al Contrato y la normativa interna de ECOPETROL.

Conforme a lo anterior, todas las actuaciones del Administrador y del Gestor, se deberán encaminar a proteger los intereses de ECOPETROL; por lo cual, si se presentare incumplimiento de obligaciones (no realización o realización defectuosa, inoportuna, incompleta, etc., de las actividades a cargo), imputable al Contratista, y se afectare la normal ejecución del Contrato, será necesario dar aplicación inmediata a los instrumentos de disuasión y/o sancionatorios previstos en el mismo (requerimientos, no conformidades, apremios, descuentos, terminaciones anticipadas, afectación a la evaluación de desempeño, entre otros), considerando para graduar su imposición la gravedad y magnitud del incumplimiento, su causa, su reiteración, etc.

La falta de aplicación o la aplicación extemporánea, tardía, de los instrumentos de apremio o sanción establecidos en el Contrato, por parte de los Administradores y Gestores, podrá dar lugar al inicio de investigaciones con efectos civiles, disciplinarios, fiscales y/o penales en su contra.

Las obligaciones, deberes y responsabilidades del Administrador y Gestor del Contrato, surgen a partir del momento del recibo de la comunicación de su designación como tales.

3.1	ADMINISTRACIÓN DE CONTRATOS O CONVENIOS

La administración del Contrato tiene como fin garantizar que se realicen todas las actividades necesarias para asegurar su debida ejecución, incluyendo pero sin limitarse, a las relacionadas con el cumplimiento de las obligaciones en materia de HSE, calidad de los bienes y/o servicios contratados, plazo, costos, etc.

Mediante la figura del Administrador, adicionalmente se pretende la vigilancia del correcto uso de los recursos dispuestos por ECOPETROL durante la fase de ejecución del Contrato. El Administrador es un verdadero gerente, responsable del seguimiento continuo y el aseguramiento de las obligaciones a cargo de las partes dentro del Contrato o Convenio a su cargo, para lo cual liderará un equipo de soporte y acompañamiento integrado por las Gestorías asignadas.

En el ejercicio de su rol, el Administrador deberá obrar con la debida diligencia, de manera que se desplieguen todas las actuaciones que sean necesarias para asegurar la correcta ejecución del Contrato en los plazos y condiciones acordados por las partes, incluyendo aquellas tendientes a evitar la verificación de los riesgos que dificulten o imposibiliten su ejecución, asumiendo su papel de líder de del relacionamiento con el contratista por parte de ECOPETROL, previniendo y dando solución de fondo a los conflictos que puedan surgir entre las partes, evitando de esta manera la ocurrencia de situaciones que se materialicen en reclamaciones por imprevisión, quejas, demandas, etc.

Las modificaciones al Contrato (adiciones, sobrejecuciones, prorrogas o cualquier otra modificación) deberán ser propuestas por el Administrador al Funcionario Solicitante, este último quien deberá presentar y sustentar ante el Funcionario Autorizado dichas modificaciones, de conformidad con lo señalado en el Manual de Contratación y el Manual de Delegaciones de Autoridad.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

En su condición de líder del relacionamiento con el contratista por parte de ECOPETROL, será responsabilidad del Administrador asegurar que las respuestas o explicaciones que se ofrezcan a los contratistas o cualquier tercero, relacionadas con la fase de ejecución del Contrato bajo su administración (V.gr. reclamaciones de naturaleza económica, quejas, peticiones, sugerencias, etc.), estén debidamente fundamentadas y sustentadas. Para ello, el Administrador contará con el apoyo de la Gestoría que corresponda, la cual será también responsable por las respuestas o explicaciones ofrecidas, o por la omisión de tales respuestas o explicaciones.

El Administrador deberá exigir al Gestor todos los informes y justificaciones que fueren necesarios para garantizar el cumplimiento de las funciones asignadas a su rol. El Gestor está obligado a entregar dichos reportes debidamente soportados en hechos y datos, de manera completa y precisa.

3.2	GESTIÓN ADMINISTRATIVA DE CONTRATOS O CONVENIOS

La Gestión Administrativa tiene como fin asegurar la verificación directa del cumplimiento de las obligaciones de tipo administrativo, a cargo de cada una de las partes dentro del Contrato o Convenio.

Lo anterior, involucra los aspectos financieros, laborales, jurídico-contractuales, documentales y de manejo de la información, e incluso los riesgos asociados con la vida, el medio ambiente y la seguridad, entre otros.

Dentro de las funciones del Gestor también se encuentra la de proponer al Administrador, aquellos mecanismos que en su concepto, coadyuven para una correcta ejecución del Contrato, dentro del marco del Contrato, la normativa interna de ECOPETROL y la Ley aplicable al mismo. No obstante lo anterior, debe ser claro para todos los intervinientes dentro de la ejecución contractual, que ni el Administrador ni el Gestor pueden autorizar válidamente modificaciones a lo establecido en el Contrato o Convenio, toda vez que tales modificaciones sólo serán válidas si constan en un documento firmado por los representantes válidos de las partes dentro de dicho Contrato o Convenio, (en el caso de ECOPETROL por parte del Funcionario Autorizado que corresponda según el Manual de Delegaciones de Autoridad), y siguiendo el procedimiento establecido para la realización de modificaciones contractuales establecido en el Manual de Contratación.

3.3	GESTIÓN TÉCNICA DE CONTRATOS O CONVENIOS.

La gestión técnica se encamina al aseguramiento del cumplimiento de las especificaciones técnicas del Contrato, entre otras, el seguimiento a los plazos de entrega, ejecución de las obras y/o calidad de los bienes o servicios, según fuere el caso. Corresponde también a la Gestoría Técnica, el debido aseguramiento de la ejecución de los compromisos presupuestales del Contrato.

En tratándose de convenios, este aseguramiento se debe encaminar al cumplimiento de los compromisos adquiridos por las partes integrantes del mismo, de acuerdo con su objeto y alcance.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

3.4	DESIGNACIÓN DEL ADMINISTRADOR Y LOS PROFESIONALES DE GESTIÓN DEL CONTRATO.

3.4.a	ADMINISTRADOR DEL CONTRATO-

3.4.a.1	DESIGNACION

Los servidores públicos designados para ejecutar las labores inherentes a la administración de los contratos, independientemente de que ECOPETROL actúe en ellos como contratante o como contratista, deberán ostentar como mínimo el nivel Profesional II, y contar con la experiencia para el ejercicio de la actividad correspondiente (verificada por quien lo postula) o con la competencia respectiva en nivel comprobado de acuerdo con lo señalado en el Modelo de Administración de contratos.

Previo cumplimiento de los requisitos contractuales aplicables, el Administrador podrá ordenar pagos hasta el monto autorizado en los contratos que administra. En los contratos ANDE, será el Funcionario Solicitante de la orden de servicio específica, quien apruebe el pago.

El Administrador del Contrato será postulado por el Funcionario Solicitante en la FCC (Formato de Compras y Contratación), y será designado por el Funcionario Autorizado de manera posterior o concomitante con la asignado el Contrato objeto de la administración, mediante el diligenciando del “Formato Designación Formal Administrador del Contrato”.

El Administrador pertenecerá al área solicitante de la contratación, y para su postulación se deberán tener en cuenta, como mínimo, los siguientes aspectos:

(i) Objeto del Contrato: Que se encuentre o se prevea que realice la administración de contratos con objetos similares entre sí.

(ii) Conocimiento sobre el objeto del Contrato: Que tenga conocimiento sobre el objeto del Contrato a administrar, con el fin de garantizar un debido seguimiento a su ejecución.

(iii) Dispersión geográfica: El Administrador debe estar en capacidad y posibilidad real de hacer presencia sistemática en el lugar en el cual se esté ejecutando el Contrato.

(iv) Cantidad de Personal Contratado: Deberá tenerse en cuenta el número de personas vinculadas al Contrato, bajo la premisa de que a mayor número de personas, mayor será la exigencia para el Administrador.

(v) Complejidad del Contrato: No es lo mismo administrar una suscripción, que administrar una obra civil.

(vi) Plazo y Valor del Contrato.

(vii) Impacto Social.

Salvo que exista una complejidad que soporte el Funcionario Solicitante y previas autorización por parte de la Unidad de Seguimiento a la Ejecución de la DEA, no podrá existir más de un Administrador por Contrato o Convenio.

En caso de ausencia temporal o definitiva del Administrador designado, será responsabilidad del Funcionario Solicitante realizar una nueva postulación, previa verificación de los requisitos anteriores, por lo cual, salvo hechos imprevistos o extraordinarios que lo imposibiliten para hacerlo, el Administrador saliente de manera temporal o definitiva, deberá comunicar su situación al Funcionario Solicitante con por lo menos diez (10) días hábiles de antelación, con el fin de que se realice la inmediata postulación y designación de un nuevo Administrador.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

El Administrador saliente será responsable de gestionar los permisos necesarios en SAP y de entregar un informe completo del estado del Contrato o Convenio al Administrador que lo remplace (salvo hechos imprevisibles o extraordinarios), con el fin de que el nuevo Administrador pueda asumir normalmente sus funciones. El Administrador entrante responderá por la debida ejecución del Contrato, a partir de la fecha de su designación por el Funcionario Autorizado, independientemente de la actualización de su rol en la herramienta SAP. No obstante, el Administrador saliente deberá realizar la actualización del nuevo Administrador en SAP, pues dicha omisión podrá ser tenida como una falta disciplinaria por incumplimiento de sus funciones.

Únicamente cuando se trate de eventos de Fuerza Mayor o caso fortuito que le impidan al Administrador saliente realizar el procedimiento anterior, la retroalimentación documentada al nuevo Administrador del Contrato, deberá ser realizada por las Gestorías o Gestoría del Contrato y el gestionamiento de los permisos necesarios en SAP al nuevo Administrador.

Cuando se trate de contratos ANDE, dado que los mismos son transversales y generados desde la Dirección del Centro de Servicios Compartidos, su administración estará a cargo de dicha Dirección. No obstante, para las Órdenes de Servicio u Órdenes de Despacho para proyectos, deberán considerarse en las áreas operativas o de negocio, funcionarios de “seguimiento” con el fin de que verifiquen la efectiva prestación del servicio. Estos funcionarios deberán ser designados al momento de expedir la Orden de Despacho o de Servicio, para efectos de viabilizar el pago de la respectiva orden. La administración en aspectos diferentes a pagos, se realizará por el Administrador de la DSC.

3.4.b	GESTORÍA TÉCNICA Y ADMINISTRATIVA

3.4.b.1	GESTORÍA TECNICA

Salvo que la Dirección Estratégica de Abastecimiento hubiere expedido alguna Directriz en relación con determinado tipo de servicio o Contrato, el Gestor Técnico del Contrato podrá ser un funcionario de ECOPETROL o un tercero contratado, a discreción del Funcionario Solicitante.

El Gestor Técnico será designado por el Funcionario Autorizado mediante el “Formato Designación Formal Gestión Técnica y/o Administrativa del Contrato GAB-F-053”, de manera concomitante o posterior a la asignación del Contrato.

Quien desempeñe las funciones asignadas al rol de Gestor Técnico, deberá tener conocimientos comprobados sobre la materia objeto del Contrato.

Durante la fase de ejecución del Contrato, en caso de ausencia temporal o definitiva del Gestor Técnico designado, será responsabilidad del Administrador del Contrato realizar una nueva designación; por lo cual, salvo hechos imprevistos o extraordinarios que lo imposibiliten para hacerlo, el Gestor Técnico saliente deberá comunicar su situación al Administrador con por lo menos diez (10) días hábiles de antelación, con el fin de que se realice designación de un nuevo Gestor Técnico.

El Gestor Técnico saliente será responsable de entregar un informe completo del estado del Contrato a quien lo remplace (salvo hechos imprevisibles o extraordinarios), con el fin de que el nuevo pueda asumir normalmente sus funciones. El Gestor Técnico entrante responderá por la debida ejecución del Contrato, a partir de la fecha de su designación.

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3.4.b.2	GESTORÍA ADMINISTRATIVA

La Gestión Administrativa de los contratos suscritos por ECOPETROL estará a cargo de la Dirección del Centro de Servicios Compartidos, conforme a la estrategia que para tal efecto defina la Dirección Estratégica de Abastecimiento.

La designación, una vez se asigne el Contrato, debe ser realizada por el Funcionario Autorizado mediante el “Formato Designación Formal Gestión Técnica y/o Administrativa GAB-F-057” y de acuerdo con la información contenida en el FCC creada por el usuario que solicitó la contratación.

Es responsabilidad de la Gestoría Administrativa garantizar que el personal miembro de sus equipos de trabajo y asignado al rol de Gestión, sea idóneo para la actividad a gestionar, esté capacitado de manera constante y cuente con un plan de transferencia de conocimiento para atender las situaciones de rotación de personal.

Si durante la ejecución del Contrato se presentare la necesidad de realizar el cambio temporal o definitivo del Gestor Administrativo (entendido este como el miembro del equipo de trabajo de la empresa contratista encargada de prestar el servicio de gestión administrativa a los contratos suscritos por ECOPETROL), la responsabilidad de su remplazo temporal o definitivo recaerá sobre la empresa prestadora del servicio y debe ser notificado el cambio al Gestor Técnico y al Administrador una vez efectuada la novedad.

La empresa contratada para realizar la Gestoría Administrativa de los contratos suscritos por ECOPETROL, deberá garantizar la continuidad de la prestación de dicho servicio de manera ininterrumpida, así como la idoneidad, capacitación, conocimiento y disponibilidad de su personal vinculado, para lo cual deberá contar con planes de contingencia para el manejo de rotación de personal.

Estas mismas reglas aplicarán para la Gestión de los contratos ANDE.

NOTA: Órdenes de Compra. Para el caso de Ordenes de Compra, la designación de los roles de Administrador y Gestor, será realizada de manera similar a como se señaló en los numerales anteriores para los contratos. El Gestor Técnico será responsable de la verificación en sitio del cumplimiento de las especificaciones técnicas de las órdenes de compra, durante el recibo y el montaje (si aplica); y el Gestor Administrativo, será responsable de asegurar el seguimiento al pago y la custodia y preservación de la información de la orden de compra hasta su cierre. Cuando se tratare de compras instantáneas, tales roles podrán recaer en los funcionarios receptores de bienes o servicios.

El Administrador del Contrato podrá ser el Funcionario Autorizado o el que éste designe, teniendo en cuenta que bajo ninguna circunstancia el Funcionario Autorizado podrá ser Gestor Técnico o Administrativo de una orden de compra.

Los Gestores técnicos y administrativos para los contratos de ANDE, serán únicos y asignados desde la solicitud del Contrato; en caso de remplazo opera lo señalado en este numeral.

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3.4.c	DOCUMENTOS QUE DEBEN REMITIRSE A LOS ADMINISTRADORES Y GESTORES DE CONTRATOS PARA EL EJERCICIO DE SU ROL

Posterior a la asignación del Contrato, y como documentos anexos al Formato de Designación de los roles de Administrador y Gestor, será obligación del Funcionario Autorizado remitir los siguientes documentos en medio magnético o vía correo electrónico:

•	Lista Chequeo Ejecución y Cierre de contratos.
•	Copia magnética de los documentos del Proceso de Selección (Condiciones Generales y Específicas de la contratación, especificaciones técnicas, anexos, adendos, Acta de Audiencia Informativa, aclaraciones, etc.).
•	Copia magnética de la propuesta presentada por el contratista.
•	Copia del Análisis de Riesgos efectuado durante el trámite de planeación.
•	Copia del Contrato o Convenio y sus anexos.
•	Soporte de la publicación del Contrato o Convenio.

En aplicación de la iniciativa de “menos papel más vida” la información señalada será compartida a través de herramientas que permitan su fácil consulta de manera digital.

3.4.d	DESIGNACIÓN DE GESTORÍA TÉCNICA Y ADMINISTRATIVA CONJUNTA

La Dirección Estratégica de Abastecimiento podrá establecer directrices bajo las cuales determinados objetos contractuales podrán ser objeto de:

(i)	Gestión Conjunta: Aquellos en el que la Gestoría Técnica y administrativa confluyan en una misma persona, por tratarse de contratos de baja complejidad en su ejecución, o porque se trate de aquellos cuyos bienes o servicios se encontraren ubicados en los cuadrantes de consumibles y necesarios dentro de la matriz de ejecución.

(ii)	Gestión independiente: Aquellos en los que la estrategia más conveniente sea separar la Gestoría Técnica de la administrativa, y por lo tanto, se contrate a través de dos personas distintas.

(iii)	Únicamente Gestión Administrativa: Aquellos donde no es necesaria la Gestoría Técnica, como por ejemplo en los contratos de servicios públicos.

3.4.e	DESIGNACIÓN ADMINISTRADOR Y GESTOR DEL CONVENIO

De acuerdo con la postulación del Funcionario Solicitante consignada en el formato “Perfil de convenios y contratos” o en el que resulte aplicable, el Funcionario Autorizado hará la designación respectiva del Administrador y Gestor del Convenio.

Cuando se trate de Acuerdos de Cooperación o convenios específicos en desarrollo de convenios Marco, la administración y gestión de tales Acuerdos o convenios Específicos, estarán a cargo de las personas que ejerzan el rol de Administrador y Gestor de los convenios Marco.

La DSC a través de la UCN o quien haga sus veces, enviará al área usuaria copia de la carpeta del Convenio, todos los anexos del Convenio o Contrato del artículo 355 y la misma información en medio magnético será remitida a quienes ejerzan funciones de Administración y Gestoría. Los documentos originales del Convenio o Contrato se remitirán a Archivo de ECOPETROL

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3.5	ROLES Y RESPONSABILIDADES DE LOS INVOLUCRADOS EN LA EJECUCION DE CONTRATOS Y CONVENIOS

3.5.a	FUNCIONES DEL ADMINISTRADOR DEL CONTRATO O CONVENIO

Además de las funciones generales asignadas al rol de Administrador del Contrato o Convenio en el numeral 3.1 de la presente Guía, tendrá las siguientes específicas (sin limitarse a ellas):

1.	Conocer detalladamente los objetivos estratégicos de la organización, y alinear con ellos los objetivos propios de los contratos a su cargo.
2.	Realizar con su equipo de trabajo, integrado por las Gestorías, una lectura y análisis juicioso de los documentos que hacen parte integrante del Contrato, para poder realizar un seguimiento efectivo durante la fase de ejecución.
3.	Diseñar y acordar con las gestorías un plan de seguimiento con objetivos claros que permitan evidenciar resultados durante la fase de ejecución y liquidación del Contrato.
4.	De manera sistemática, teniendo en cuenta el plazo de ejecución del Contrato, brindar informes al Funcionario Solicitante sobre el avance de la ejecución del Contrato, y garantizar que los informes que se le presenten sean claros, completos y concisos, soportados en hechos y datos.
5.	Hacer seguimiento, documentar y proponer las acciones de mejoramiento que sean necesarias para garantizar la correcta ejecución del Contrato, enfocándose en una debida gestión de los riesgos inherentes al mismo y la satisfacción de las necesidades de ECOPETROL.
6.	Trabajar conjuntamente con el Contratista o la(s) parte(s) dentro del Convenio, con el fin de lograr el cumplimiento de los objetivos planteados con su suscripción, principalmente la satisfacción de las necesidades de la Empresa y/o los intereses comunes dentro del Convenio.
7.	Asegurar que se realice una adecuada gestión de riesgos y adoptar las acciones para contrarrestar las situaciones que puedan afectar el desarrollo satisfactorio del Contrato o Convenio, teniendo en cuenta que tales acciones deben enmarcarse dentro del objeto del Contrato acordado por las partes, y en caso de ser necesarias modificaciones a dicho objeto, proponerlas de manera soportada al Funcionario Solicitante para su aval y/o justificación, previa solicitud al Funcionario Autorizado de conformidad con lo señalado en el Manual de Contratación y el Manual de Delegaciones de Autoridad.
8.	Asegurar el cumplimiento de las directrices corporativas en materia de modificación de contratos o convenios, así como aquellas relacionadas con la ejecución de mayores cantidades, gastos rembolsables, usos de opción, y todas aquellas que fueren aplicables al Contrato objeto de administración.
9.	Identificar, analizar, evaluar y soportar de manera clara, completa y concisa las necesidades de modificación del Contrato y los reconocimientos económicos a que hubiere lugar, entre otros; y una vez efectuados tales análisis, formular las recomendaciones respectivas al funcionario Solicitante para que este último las solicite al Funcionario Autorizado; y adicionalmente, presentar dichas recomendaciones y sus justificaciones ante los Comités Asesores que el Funcionario Autorizado organizare para tratar dichos asuntos.
10.	Realizar el análisis, soportar y de manera oportuna tomar las medidas sancionatorias que fueran necesarias para conminar al contratista a cumplir con el objeto del Contrato, incluyendo la terminación anticipada del mismo, velando en todo momento por los intereses de la Empresa. Lo anterior, de conformidad con el procedimiento señalado en el Contrato para la imposición de sanciones, respetando el debido proceso y garantizando el derecho de defensa.
11.	Reportar y presentar ante el Comité de la Dirección Estratégica de Abastecimiento previsto en el Procedimiento de Desempeño de contratistas, a aquellos contratistas que durante la fase de ejecución del Contrato hubieren incurrido en incumplimientos graves, con el objeto de que dicho Comité analice la posibilidad de incluirlo en el Listado de Empresas con Inconvenientes.

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12.	Asegurar el cumplimiento de las obligaciones de pago a cargo de ECOPETROL, siendo el responsable por cualquier perjuicio injustificado que se causare al Contratista. Así mismo, aprobar el pago de gastos rembolsables (si aplica), acatando las condiciones pactadas en el Contrato y la normativa establecida en la Empresa para su reconocimiento. Este numeral no aplica para los contratos de ANDE que tienen su regulación en un capitulo aparte de la presente guía
13.	Aprobar las Actas de Liquidación Parcial que reflejan el comportamiento financiero del Contrato y, de ser necesario cuando se evidencien comportamientos no adecuados o no estandarizados en la ejecución, realizar revisiones y validaciones periódicas de las Actas de Recibo de Cantidades a cargo del Gestor Técnico del Contrato (o de quien realice la Gestoría Conjunta), con el apoyo de la Gestoría Administrativa. Lo anterior, sin perjuicio de las acciones contractuales contra la Gestoría Técnica cuando esta sea contratada o de la responsabilidad de funcionario de ECOPETROL, que ejerza la gestoría técnica.
14.	Suscribir el Acta de Inicio del Contrato, la cual debe ser proyectada por la Gestoría Administrativa (o gestoría existente), asegurándose de que en el evento de existir requisitos de carácter técnico para su suscripción, la misma también fuere firmada por el Gestor Técnico.
15.	En aquellos contratos en donde excepcionalmente se hubiere pactado un anticipo, autorizar a la compañía fiduciaria en la cual se hubiere constituido el respectivo encargo fiduciario, el desembolso de los recursos del fideicomiso al contratista, previa verificación del cumplimiento de los requisitos previstos en el plan de amortización del Contrato.
16.	Realizar seguimiento sistemático y continuo a los contratos a su cargo, exigiendo de las gestorías los informes que considere necesarios, de tal forma que se asegure una correcta ejecución y se prevenga el acaecimiento de posibles conflictos entre las partes, la presentación de reclamaciones o la instauración de demandas judiciales en contra de ECOPETROL.
17.	En su condición de líder del relacionamiento contractual de los contratos a su cargo, cuando se trate de situaciones extraordinarias o anormales que se presenten durante la ejecución y/o liquidación del Contrato, que pudieran dar origen a futuros pleitos judiciales entre las partes, el Administrador deberá atender de manera personal las reuniones a las que fuere convocado para poner en conocimiento de la Empresa situaciones presentadas durante tales, a petición del contratista o cualquier tercero. Las demás reuniones que hagan parte del desarrollo normal del Contrato, tales como las señaladas en los cronogramas o planes de trabajo, serán atendidas de conformidad con lo establecido los cronogramas o planes de trabajo del Contrato.
18.	Acompañar visitas de campo, auditorias, reuniones de socialización, capacitaciones, etc., a las que fuere convocado y en la que su presencia fuere necesaria.
19.	Atender directamente las solicitudes que realice la Dirección Estratégica de Abastecimiento relacionadas con la ejecución de los contratos a su cargo.
20.	Monitorear las variables críticas de los contratos o convenios a su cargo (accidentalidad, calidad, plazos, causación, alcance, valor y cumplimento, etc.), e informar oportunamente a funcionarios responsables para el logro de soluciones enfocadas a evitar conflictos.
21.	Realizar seguimiento continuo a los costos contractuales para evitar sobrejecuciones.
22.	Autorizar la subcontratación, cuando la misma fuere viable de conformidad con lo señalado en el Contrato, garantizando el cumplimiento de las condiciones y requisitos señalados en el Procedimiento de Responsabilidad Social Empresarial en la Contratación y Subcontratación.
23.	En los términos señalados en el Contrato y/o en la normativa vigente de ECOPETROL, autorizar la suspensión parcial o total del Contrato, mediante la suscripción de Acta de Suspensión correspondiente, informando de este hecho al Funcionario Solicitante y al Funcionario Autorizado. Una vez finalizadas o cesadas las causas que motivaron la suspensión, suscribir la respectiva Acta de Reinicio con acompañamiento de las Gestorías para asegurar la continuidad de la función de control técnico y administrativo[1].

1 De acuerdo con la normativa interna de ECOPETROL, la suspensión parcial o total de las actividades del Contrato podrá ser autorizada por personas diferentes al Administrador del

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24.	Monitorear gastos de viaje autorizados y garantizar el adecuado uso de los recursos asignados para éste efecto, de acuerdo al Procedimiento de Viajes para contratistas.
25.	Monitorear la ejecución de los gastos rembolsables pactados en el Contrato, de acuerdo con las directrices y normatividad aplicables.
26.	En los casos en que fuera necesario y debidamente justificados, designar a quien deba realizar la liquidación final del Contrato, quien contará en todo caso con el apoyo de las Gestorías. El Administrador aprobará la liquidación realizada, suscribiendo el documento que la contenga.
27.	Con el apoyo de las Gestorías, evaluar sistemáticamente al contratista (con la periodicidad y siguiendo el procedimiento establecido en el Procedimiento de Desempeño de contratistas según el tipo de Contrato), y realizar y aprobar en el sistema SAP las evaluaciones de desempeño parciales y finales del contratista. Una vez realizada la evaluación, solicitar planes de acción de mejoramiento cuando el resultado de la evaluación no fuere satisfactorio.
28.	Habilitar el indicador de factura final en el Contrato registrado en SAP, previa validación de que el pago haya sido realizado de acuerdo con el Acta de Liquidación Final.
29.	Solicitar el apoyo y realizar las consultas necesarias a otras dependencias de la Empresa, cuando las circunstancias del Contrato lo ameriten, en aras de garantizar su normal ejecución.
30.	Certificar al contratista la experiencia contractual producto de la ejecución del Contrato. Certificar la subcontratación autorizada, en caso de requerirse.
31.	Velar por la gestión del Sistema de Control Interno COSO en materia contractual, asegurando la operatividad y cumplimiento de los controles establecidos, así como la generación de las evidencias previstas en las matrices de riesgos y controles financieros y no financieros, asociados al cargo.
32.	Analizar los informes emitidos en conjunto por la gestoría administrativa y técnica, o la existente, con la periodicidad que el Administrador defina, sobre aspectos HSE, laboral, RSE, financiero, calidad, avance de la ejecución del Contrato y sobre alertas tales como modificaciones contractuales, sobreejecución, reclamaciones, liquidación etc; a fin de acordar con el contratista o recomendar al Funcionario Solicitante las acciones necesarias para la debida ejecución del Contrato.
33.	Asegurar el cumplimiento de las obligaciones contractuales a cargo de ECOPETROL para la exitosa ejecución de los contratos. El Administrador del Contrato es el responsable de exigir a sus Gestorías su cumplimiento e intermediar con las otras dependencias que son responsables de realizar actividades o prestar servicios requeridos durante las etapas de alistamiento y ejecución del Contrato (ver numeral 3.8). A continuación se relacionan algunas de las actividades, a cargo de las Gestorías y de otras dependencias, y con las que ECOPETROL está obligado para con el Contratista:
a.	Revisión y aprobación de Planes HSE.
b.	Revisión y aprobación de programas detallados de trabajo – PDT.
c.	Programar las capacitaciones en el tema de Fomento de Trabajo Seguro Limpio y Saludable.
d.	Revisión y aprobación de las personas propuestas para conformar el equipo mínimo de acuerdo con los perfiles requeridos.
e.	Revisión y aprobación/rechazo de pólizas y garantías del Contrato.
f.	Revisión y aprobación/rechazo de las afiliaciones a ARP, salud y pensiones.
g.	Generación de los carnets del personal que participará en la ejecución.

Contrato, ya sea de forma verbal, escrita o mediante el retiro del permiso de trabajo, únicamente cuando exista violación grave de las normas de seguridad y salud ocupacional por parte del contratista, en los eventos y conforme al procedimiento que establezca la Dirección de HSE y Gestión Social. En este caso, se deberá informar al Administrador del Contrato de forma inmediata, y sin perjuicio de las sanciones que corresponda imponer tanto al Administrador como al Gestor por haber permitido la ejecución en las condiciones que motivaron tal suspensión.

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h.	Entregar oportunamente materiales, insumos, equipos y herramientas que son responsabilidad de ECOPETROL para la ejecución de las obras o prestación del servicio.
i.	Suministrar la información técnica (planos, informes, procedimientos, etc) a que ECOPETROL se haya comprometido requerida para las actividades a cargo del Contratista.
j.	Revisar y aprobar/observar/rechazar oportunamente documentación administrativa y técnica que el Contratista entregue a ECOPETROL y que sea requerida en el proceso de ejecución de los trabajos o servicio (planos, informes, resultados de ensayos no destructivos, pruebas técnicas, inspecciones, hojas de vida, planes de calidad, etc).
k.	Asegurar una oportuna gestión de revisión y aprobación de ATS y expedición de permisos de trabajo por Operaciones de Planta para las obras y servicios a ejecutar.
l.	Investigar y gestionar con los responsables de cuentas por pagar cuando el Contratista solicite apoyo por inconvenientes con el proceso de cancelación de facturas.
m.	Intermediar ante las Áreas y Departamentos de Gestión Integral de Riesgos y HSE cuando se requiera se su participación para atender eventos de incidentes ocurridos o riesgos a mitigar durante la ejecución.
n.	Acompañamiento de los abogados de la Vicepresidencia de Talento Humano cuando se presenten situaciones de alteración de clima laboral que afecte la ejecución del Contrato.
o.	Otras.
34.	Respetar los derechos de los contratistas o de las partes de un Convenio, atender oportunamente sus comunicaciones y procurar evitar conflictos.
35.	Participar y/o aportar la experiencia en el desarrollo de la ejecución de los contratos en el proceso de planeación de los nuevos procesos, si así lo requiriera el Funcionario Solicitante.
36.	Liderar los informes requeridos por los Entes de Control, cuando se refieran a la fase de Incorporación o Desincorporación de Materiales y Servicios (ejecución).
37.	Mantener informado al Funcionario Solicitante sobre el desarrollo del Contrato o Convenio, y recomendarle las acciones que competa a éste adelantar o solicitar para asegurar la ejecución normal y el cumplimiento de sus fines, elaborando las justificaciones respectivas.
38.	Exigir a los Gestores (Administrativo y Técnico) o existentes, los informes, actuaciones, gestiones, justificaciones, que sean necesarias para asegurar el cumplimiento de las obligaciones a cargo del contratista, y coordinar el servicio a cargo de aquellos.
39.	Atender de manera oportuna (con el apoyo de los Gestores), las peticiones, quejas o reclamos que sean presentados y relacionados con los contratos bajo su administración; así como los requerimientos de los entes de control, recibidos a través de las herramientas y canales oficiales de ECOPETROL.
40.	Asegurar el cumplimiento de la normativa contractual y legal vigente.
41.	En caso de presentarse cese de actividades por parte de los trabajadores del contratista, analizar la situación con las áreas de apoyo, y si corresponde, realizar llamado a su representante legal para restablecer el orden, reiniciar labores y garantizar la continuidad del servicio o las obras.
42.	Dar respuesta a las solicitudes que realicen los trabajadores del contratista relacionadas con asuntos a su cargo y dar traslado al contratista para que atienda aquellas propias de su competencia en su condición de empleador.
43.	Firmar los formularios de afiliación a Administradoras de Riesgos Laborales de los contratistas cuando estos sean personas naturales.
44.	Asegurar el respeto de los derechos humanos (D.D.H.H.) por parte del Contratista en relación con los trabajadores vinculados a la ejecución del Contrato, incluidos trabajadores de subcontratistas, proveedores y habitantes de las localidades en donde se desarrollan los trabajos o se presta el servicio.
45.	Aprobar el reconocimiento y pago de los gastos rembolsables al contratista, por conceptos de gastos de viaje o por el medio pactado en el Contrato, para lo cual deberá tener los soportes de necesidad, justificación, eficiencia y oportunidad suministrados por el Contratista, avalados por el Gestor Técnico del Contrato.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

46.	Analizar la conveniencia y aprobar al contratista los gastos de viajes, previamente a la comisión, cuando se trate de viajes internacionales originados en el Contrato.
47.	Llevar el control financiero de los gastos de viaje del Contrato, con el apoyo de la Gestoría Administrativa o la que existiere.
48.	Ejercer un estricto control financiero y contable sobre la ejecución presupuestal de los contratos, dando cumplimiento a las obligaciones que por Ley SOX ECOPETROL debe asegurar en el ejercicio de todas sus transacciones financieras.
49.	Con el apoyo de la Gestoría Administrativa, asegurar el cumplimiento de las obligaciones del contratista con sus proveedores, de conformidad con lo señalado en el Contrato.
50.	Las demás que sean necesarias para garantizar el cumplimiento de la normativa interna de ECOPETROL y asegurar la correcta ejecución del Contrato o Convenio, dentro del marco del Contrato y de la Ley.

3.5.b	FUNCIONES DEL GESTOR ADMINISTRATIVO

Además de las funciones generales asignadas al rol de Gestor Administrativo del Contrato o Convenio en el numeral 3.2 de la presente Guía, éste tendrá las siguientes específicas (sin limitarse a ellas).

Adicionalmente, se ha de precisar que las funciones para cada rol asignado en este capítulo, corresponden a las funciones propias del Gestor Administrativo (entendido en término genérico), sin perjuicio de que al momento de definir el esquema de prestación del servicio se asignen o no la totalidad de los roles al seguimiento de determinado Contrato o Convenio; ya que según el grado de complejidad de los mismos podrá determinarse la utilización de todos los roles o solo algunos de ellos; de igual manera cuando se defina una única Gestoría se entenderá que la única Gestoría realizará todas las funciones aquí señaladas junto con las actividades propias de Gestoría Técnica; en todo caso la función de la Gestoría Administrativa se entiende como un todo, conforme con las siguientes funciones.

3.5.b.1.	GESTOR FINANCIERO Y DE SEGUIMIENTO

Es responsable de realizar el seguimiento y control a la ejecución del Contrato o Convenio en términos de tiempo y costo, además de asegurar el oportuno y correcto pago a los contratistas o del giro de los aportes a las partes, derivados de la ejecución del Contrato o Convenio respectivamente.

Sus funciones específicas son las siguientes:

1.	Verificar que la información consignada en el expediente del Contrato entregado por los gestores de compras y contratación sea coherente con la información cargada en SAP. En caso de inconsistencias se debe reportar al Funcionario Autorizado la novedad para que se realicen los ajustes correspondientes.
2.	Verificar el cumplimiento completo de los requisitos mínimos técnicos y administrativos establecidos en el Contrato, de manera previa a la suscripción del Acta de Inicio.
3.	Atender y gestionar oportunamente las solicitudes, recomendaciones u observaciones de la Gestoría Técnica y del Administrador, que correspondan a su rol y se enmarquen dentro del clausulado contractual y de la normativa aplicable al Contrato.
4.	Cumplir con lo estipulado en el Reglamento de Viajes para contratistas.
5.	Verificar el cumplimiento de las obligaciones tributarias a cargo del contratista, que surgieren con ocasión de la suscripción y sucesivas modificaciones del Contrato.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

6.	Verificar los trámites y requisitos contractuales aplicables para el desembolso de Anticipos y/o Pagos Anticipados y realizar el seguimiento financiero a los mismos.
7.	Elaborar el Acta de Inicio y asegurar su suscripción por parte del Contratista y Administrador del Contrato; en caso de requerirse el cumplimiento previo de aspectos técnicos para su suscripción asegurar la firma del Acta por parte del Gestor Técnico.
8.	Socializar con el Administrador del Contrato o Convenio y profesional de gestión técnica entre otros, la información relativa al inicio, para garantizar seguimiento en la ejecución.
9.	Programar y realizar la reunión inicial de socialización (kick off meeting) con el contratista, gestorías, representantes de áreas de apoyo y demás partes involucradas. Consolidar y asegurar la presentación de la información que se requiera divulgar a los participantes.
10.	Cargar y actualizar la información referida al Contrato, con datos ciertos, claros, completos, confiables y coherentes, en las herramientas que ECOPETROL disponga para ello.
11.	Liderar y motivar sistemáticamente con las Gestorías técnica y administrativa las calificaciones para las evaluaciones de desempeño del contratista, y asegurar que se cumplan las condiciones y procedimientos señalados para tal fin en el Procedimiento de Evaluación de contratistas; estando a su cargo proyectar las comunicaciones dirigidas al contratista, para la firma del Administrador.
12.	Consolidar y cargar en SAP la evaluación de desempeño entregada por los profesionales de gestión del Contrato.
13.	Asegurar la aprobación de la evaluación de desempeño por parte del Administrador del Contrato en la herramienta SAP.
14.	Recomendar al Administrador la terminación anticipada del Contrato si la evaluación de desempeño es inferior a 60 puntos y no se evidencia cierre a hallazgos de evaluaciones y visitas anteriores.
15.	Asegurar el cumplimiento de las obligaciones de pago adquiridas por ECOPETROL con ocasión del Contrato o Convenio.
16.	Recibir, custodiar, revisar y gestionar oportunamente las Actas de recibo suscritas por el Gestor Técnico y el Contratista. En caso de evidenciar inconsistencias de las Actas o situaciones de tipo financiero que no permitan gestionar las entradas de servicio, se deberá notificar de inmediato al Administrador y al Gestor Técnico para su solución, antes de que estas conlleven a incumplimientos por parte de ECOPETROL.
17.	Validar con los profesionales de gestión administrativa el cumplimiento de requisitos antes de realizar Acta de Liquidación Parcial.
18.	Realizar Acta de Liquidación Parcial, archivar y entregar al contratista.
19.	Registrar y aprobar las entradas de servicios en SAP, previa verificación de las Actas de Recibo de Cantidades remitidas por los Gestores Técnicos.
20.	Asegurar y alertar al Administrador del Contrato de la suficiencia presupuestal para la aprobación previa a la realización de mayores cantidades.
21.	Asegurar y alertar al Administrador del Contrato de la suficiencia presupuestal para los pagos derivados del Contrato o Convenio, así como las situaciones de baja causación, y realizar las gestiones necesarias para dar cumplimiento a los compromisos por parte de ECOPETROL.
22.	Verificar la liberación del “Documento de Causación” por parte del Administrador del Contrato que informa de la aprobación del pago al contratista.
23.	Notificar al contratista el número de la entrada de servicio de manera oportuna y asegurar la generación y radicación de las facturas por parte de los contratistas.
24.	Asegurar cumplimiento a la normativa interna vigente sobre gastos rembolsables contractuales.
25.	Apoyar a la Gestoría Técnica, Administrador y Funcionario Solicitante en la elaboración de los memorandos de recomendación y solicitud de modificaciones contractuales (consolidación de justificaciones técnicas, evaluación de desempeño y balance financiero del Contrato, certificando también que el Contratista ha cumplido satisfactoriamente con sus obligaciones administrativas). Dicho apoyo incluye la expedición de su concepto, en representación de la Gestoría Administrativa, de que la modificación recomendada es la mejor estrategia para garantizar la correcta ejecución del Contrato.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

26.	Validar la coherencia de la información contenida en la solicitud de modificación contractual para cada uno de los ítems a ser modificados.
27.	Cuando se vayan a realizar modificaciones al Contrato, y previa creación en SAP por parte del área solicitante de las posiciones de las solicitudes de pedido (SolPed o SP), el Gestor Administrativo deberá cargarlas en el Formato de Compras y Contratación (FCC). Para ello, dependiendo de la modificación, el Administrador deberá solicitar y entregar la información requerida al Gestor Financiero, la cual podrá comprender: especificaciones técnicas, presupuestos de adicionales o mayores cantidades con precios unitarios y cantidades por ítem, catalogación en SAP de los nuevos ítems a adicionar, números y posiciones de solicitud de pedido creadas en SAP; y los demás requisitos exigidos en el Formato de Compras y Contratación (FCC).
28.	Asegurar la documentación que debe ser anexada por su parte a la solicitud de modificación contractual mediante la transacción ZFCC.
29.	Diligenciar la información requerida en el Formato de Compras y Contratación (FCC) objeto de la modificación contractual con datos completos, claros, ciertos, confiables y coherentes. Asegurar que las Actas de finalización del Contrato o Convenio sean suscritas adecuadamente por el Gestor Técnico.
30.	Solicitar y asegurar entrega de documentos por parte del contratista, necesarios para la liquidación del Contrato.
31.	Realizar el adecuado análisis del comportamiento financiero de los contratos a su cargo en términos de sobrejecución, causación y ejecución presupuestal, entre otras variables necesarias para lograr una efectiva ejecución contractual.
32.	Cumplir las solicitudes, instrucciones y recomendaciones del Administrador, que no sean contrarias a las clausulas del Contrato, a la normatividad aplicable y a la ley, para asegurar el cumplimiento de las partes del Contrato o Convenio.
33.	Asegurar las evidencias del pago de los aportes de los aliados en los convenios.
34.	Consolidar la información y elaborar para la firma del Administrador el Certificado de Experiencia Contractual producto de la ejecución del Contrato. En esta se deberá consignar, además de los datos iniciales del Contrato, toda la información final en términos de costo, plazo, evaluación de desempeño, sanciones, etc. De este documento se deberá entregar un original al Contratista y archivar una copia en el expediente del Contrato.
35.	Las demás relacionadas con su rol y necesarias para asegurar el cumplimiento del Contrato o Convenio.

3.5.b.2.	GESTOR JURÍDICO – CONTRACTUAL O DE CONVENIOS

Es responsable de la verificación y aseguramiento del cumplimiento de los aspectos jurídicos contractuales del Contrato; por lo cual, de manera general sus funciones específicas consistirán en la proyección de respuestas a solicitudes referidas a modificaciones contractuales, reclamaciones económicas, derechos de petición, revisión de documentos motivadores de decisiones o actuaciones, proyecciones de documentos contractuales, aprobación de garantías y seguros, recomendación de subcontratación en lo que hace a los aspectos de orden legal, seguimiento a las vigencias de las garantías y seguros, recomendaciones sobre cesión de contratos, cesión de créditos o cesión de derechos económicos, recomendación de aplicación de sanciones, entre otros o documentos jurídico contractuales que afecten los convenios; etc.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

Sus funciones específicas serán las siguientes, sin limitarse a ellas:

1.	Consultar y aplicar permanentemente la normatividad legal aplicable al Contrato y la normativa interna de la Empresa, así como los conceptos y las directrices que expidiere la Vicepresidencia Jurídica de la Empresa.
2.	Establecer mecanismos para la unificación de criterios jurídicos – contractuales y canales efectivos de comunicación, con la Vicepresidencia Jurídica, y acatar en todos los casos sus conceptos y lineamientos.
3.	Efectuar revisión al (los) Contrato(s) o convenios para determinar los requisitos legales de ejecución del (los) mismo(s). (Ejm.: Garantías y seguros, pago de publicaciones, impuestos, etc.)
4.	Solicitar, revisar y aprobar las garantías y seguros requeridos en el Contrato, con ocasión de la firma del Acta de Inicio y/o de sus modificaciones sucesivas, incluso cuando fuere necesario durante la etapa de liquidación; y notificar al profesional de Gestión Financiera y de Seguimiento de su aprobación.
5.	Proyectar respuestas a los derechos de petición formulados y relacionados con aspectos contractuales y que requieran revisión legal, con excepción de los derechos de petición relacionados con aspectos laborales que son de competencia del Gestor Laboral, sin perjuicio del aporte desde el punto de vista legal.
6.	Revisar y aprobar los contratos de fiducia mercantil que se pactan en los contratos objeto de gestoría.
7.	Revisar, hacer seguimiento y asegurar la aplicación de los procedimientos sancionatorios pactados en cada uno de los contratos asignados en respeto a lo pactado.
8.	Recomendar la procedencia de la aplicación cláusula de apremios u otras cláusulas sancionatorias pactadas, y de la cláusula penal pecuniaria.
9.	Proyectar notificación de incumplimientos contractuales al Contratista.
10.	Apoyar y proyectar respuesta a réplicas del contratista derivadas de inconformismo frente a resultados de evaluaciones de desempeño así como reportar incumplimientos o faltas contractuales graves.
11.	Revisar los memorandos motivadores de las solicitudes de modificación de contratos, dirigidas por el Administrador al Funcionario Solicitante.
12.	Revisar los memorandos motivadores de Mayores Cantidades y Actas de Reajustes de cualquier tipo, sin perjuicio de la responsabilidad del gestor laboral de los eventos de reajustes salariales.
13.	Proyectar si así lo requiere el Administrador del Contrato, los documentos de modificaciones contractuales en estricto apego al marco legal y a la realidad contractual para presentarlos al funcionario autorizado.
14.	Revisión de las solicitudes de subcontratación formuladas por el contratista, y de los memorandos de recomendación de aprobación de la subcontratación dirigida al Administrador del Contrato.
15.	Revisar las Actas de Suspensión total o parcial del Contrato y las Actas de Reinicio del Contrato.
16.	Revisar las solicitudes de cesión presentadas por el contratista y sus soportes, y formular las observaciones de orden legal a que hubiere lugar.
17.	Revisar los memorandos de recomendación de la cesión dirigidos al Administrador del Contrato.
18.	Elaborar el memorando de remisión a la Unidad de Asesoría Jurídica Corporativa de la Vicepresidencia Jurídica o dependencia que haga sus veces, de solicitudes de cesión de derechos económicos del Contrato, para su estudio y emisión de concepto. Elaborar el documento mediante el cual se da traslado de estos conceptos al Administrador del Contrato.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

19.	Acompañamiento en las reuniones en las que se pueda requerir una orientación jurídica contractual respecto al cumplimiento de los contratos asignados a la gestoría.
20.	Emitir concepto sobre procedencia legal de reclamaciones por desequilibrio económico.
21.	Realizar capacitaciones al personal de gestión, enfocadas a la actualización de aspectos jurídicos conforme a las directrices de ECOPETROL.
22.	Revisar el Acta de Liquidación Final de Mutuo Acuerdo del Contrato o del Acta de Liquidación Unilateral
23.	Verificar e informar al Administrador del Contrato sobre los daños causados a propiedades de ECOPETROL o de terceros, con ocasión de la ejecución del Contrato.
24.	Asegurar la publicación del Contrato (cuando aplique). Si en la carpeta que al momento de la comunicación de su designación se entregare al Gestor Administrativo, no obrare la constancia de la publicación, corresponderá a aquel exigir y verificar su cumplimiento, informando de ello al gestor del proceso de selección
25.	Gestionar y asegurar con el área funcional de ECOPETROL, los trámites relativos a pagos en nombre del contratista a proveedores y subcontratistas generados en su incumplimiento.
26.	Atender y gestionar oportunamente y dentro de los plazos establecidos en los acuerdos de niveles del servicio, las solicitudes de la Gestoría Técnica y la Administración que correspondan a su rol y se enmarquen dentro del clausulado contractual y de la normativa legal.
27.	Las demás relacionadas con su rol y necesarias para asegurar el cumplimiento del Contrato o Convenio.

3.5.b.3.	GESTOR LABORAL

Es responsable de asegurar y controlar el cumplimiento de las obligaciones laborales de los contratistas con sus trabajadores, además de la correcta aplicación de las directrices en términos laborales o de hacer las consultas necesarias a la autoridad funcional para su correcta aplicación. Asegurar el reporte de mano de obra por parte de sus contratistas a cargo, en la herramienta que ECOPETROL disponga.

Sus funciones específicas son las siguientes:

1.	Realizar cronograma de entrega de documentos laborales de acuerdo con las fechas de pago. Asegurar al inicio del Contrato el entendimiento de las obligaciones laborales y de seguridad social por parte de los contratistas.
2.	Atender y gestionar oportunamente las solicitudes de la Gestoría Técnica y la Administración que correspondan a su rol y se enmarquen dentro del clausulado contractual y la normativa aplicable al Contrato.
3.	Revisar y aprobar las hojas de vida del personal requerido en los contratos con sujeción estricta a los perfiles allí señalados, e informar lo que correspondiere al contratista.
4.	Asistir a la reunión de inicio del Contrato con los profesionales de gestión asignados, Administrador del Contrato y representantes del contratista, para alinear estrategias y compromisos en la ejecución contractual en materia laboral.
5.	Verificar al inicio del Contrato que la calificación del riesgo en la ARL esté de acuerdo con las actividades que se van a desarrollar con ocasión de éste y si no es así, recomendar al contratista una visita por parte de la entidad que corresponda. Acompañar, en caso de ser requerido por el Administrador del Contrato, relacionamiento con la comunidad, en equipo con los demás gestores técnicos y jurídicos para tratar temas de especial atención para los grupos de interés.
6.	Atender de manera oportuna las quejas del personal vinculado a la ejecución del Contrato por parte del contratista en materia laboral, y realizar de manera sistemática la socialización de directrices y normativa en dicha materia a dicho personal, contratistas, proveedores y en general a la comunidad, cuando se le solicite.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

7.	Solicitar concepto a la autoridad functional competente de ECOPETROL en materia laboral, Regionales de la Vicepresidencia de Talento Humano, o dependencias que hagan sus veces, cuando se presenten dudas jurídico laborales en la ejecución o liquidación de los contratos y acatar los criterios de dicha autoridad
8.	Garantizar que las soluciones dadas a las problemáticas laborales estén alineadas con las posiciones que haya fijado ECOPETROL.
9.	Asegurar el cumplimiento del Artículo 1° de la Resolución 63988 de 1991, respecto al examen ocupacional de ingreso o la norma que lo modifique o aclare.
10.	Asegurar los protocolos de exámenes médicos de selección del personal que ingresa a laborar con los contratistas, dando cumplimiento del Artículo 1° de la Resolución 63988 de 1991. Hacer descripción detallada del proceso (organización, requisitos exigibles, roles y responsabilidades).
11.	Solicitar y revisar los documentos soporte de la contratación de los trabajadores vinculados por el contratista para la ejecución del Contrato (contratos de trabajo, afiliaciones al Sistema de Seguridad Social Integral y parafiscales, documentos personales, entre otros) para asegurar cumplimiento de obligaciones contractuales y legales.
12.	Consignar la información correspondiente de la nómina y pagos al Sistema de Seguridad Social Integral y parafiscales en la herramienta informática comparativa. Tratándose de contratos con régimen salarial y prestacional convencional (USO), asegurar que todos los trabajadores se encuentren incluidos en la póliza condiciones régimen convencional, y que se paguen las acreencias laborales extensivas conforme a lo previsto en la convención colectiva de trabajo vigente.
13.	Verificar las liquidaciones de los contratos individuales de trabajo presentados en el periodo y realizar al contratista las observaciones pertinentes cuando haya lugar.
14.	Comunicar al contratista las observaciones del periodo y diseñar planes de acción conjuntos para eliminar problemas laborales recurrentes.
15.	Calcular en equipo con el Contratista los reajustes salariales, cuando haya lugar a ello. Y asegurar, su aplicación.
16.	Realizar la evaluación de desempeño del contratista en los aspectos laborales, de acuerdo con la periodicidad y demás indicaciones del Procedimiento de Desempeño de contratistas.
17.	Solicitar soportes de liquidación de contratos de trabajo, paz y salvos de los trabajadores respecto de su empleador y paz y salvos de aportes al Sistema de Seguridad Social Integral y parafiscales, paz y salvo en relación con subcontratistas, paz y salvo de Ministerio de Trabajo u oficina de trabajo donde conste que no hay reclamaciones laborales en la zona en la que se ejecutaron los trabajos, solicitud de exámenes de egreso, carta de terminación de Contrato o certificación de continuidad del personal para otro Contrato. (Aplica en la etapa de liquidación del Contrato).
18.	Tramitar pases de ingreso o permisos para fines de semana con autorización del Administrador del Contrato.
19.	Verificar que el Contratista haya efectuado el descuento de la cuota sindical que ha sido voluntaria y expresamente autorizada por el trabajador o en el evento en que éste se encuentre afiliado a un sindicato y así lo haya informado la respectiva organización sindical al contratista.
20.	Verificar que los valores descontados de los salarios de los trabajadores por concepto de cuota sindical, sean efectivamente entregados por el Contratista al sindicato correspondiente.
21.	Verificar que el contratista o subcontratista:
a.	Suscriba los contratos de trabajo con sus empleados, en caso de que la ejecución del Contrato conllevare vinculaciones de naturaleza laboral, y asegurar que dichos contratos de trabajo se ajustan a la ley y al Contrato estatal.
b.	Entregue una copia del Contrato de trabajo a sus empleados.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

c.	Determine claramente en los contratos de trabajo el cargo que desempeñará el trabajador y el salario, de acuerdo con el régimen aplicable (legal o convencional) o lo establecido en el Contrato u otros Documentos del Proceso de Selección.
d.	Afilie a sus trabajadores al Sistema de Seguridad Social Integral (salud, pensiones y riesgos laborales) y a la Caja de Compensación Familiar, de manera previa o concomitante con la fecha en que inician a laborar (A riesgos laborales con por lo menos un (1) día de anticipación).
e.	Dé cumplimiento a lo establecido en el Decreto 4000 de 2004, en especial su artículo 832, en caso de que para la ejecución del Contrato se vincularen extranjeros, así como de la proporcionalidad de las empresas petroleras de acuerdo con la Ley 10 de 1961.
f.	Realice, en la oportunidad legal, los aportes al Sistema de Seguridad Social Integral y Parafiscales, de acuerdo con el salario devengado por los trabajadores y reporte las novedades que se presenten en cada periodo.
g.	Pague oportuna y correctamente los salarios, horas extras, recargos nocturnos, dominicales y festivos, prima de servicios, cesantía, intereses a las cesantía, vacaciones y demás acreencias laborales legales y extralegales que las normas establecen a favor de los trabajadores.
h.	Cuente con la autorización del Ministerio de Trabajo para laborar horas extras, en caso de que se requiera y que esté dando cumplimiento lo señalado en el Código Sustantivo del Trabajo en relación con la jornada máxima legal y demás normas laborales que resulten aplicables.
i.	Lleve el control del tiempo suplementario o de horas extras laboradas por los trabajadores.
j.	Reporte a la Compañía Aseguradora las novedades de ingreso, retiro y accidentes que sufran los trabajadores.
k.	Asigne al personal de trabajadores a su servicio y que éste efectivamente realice las labores conforme a los cargos definidos en los contratos de trabajo respectivos.
l.	Pague oportunamente a sus trabajadores, las liquidaciones finales de prestaciones sociales, de acuerdo con el régimen salarial y prestacional que sea aplicable (legal o convencional).
m.	Atienda y dé solución a las reclamaciones administrativas que le presenten sus trabajadores y ex trabajadores.
n.	Diligencie el control mensual de la ejecución del subcontrato, según formato de control de subcontratación; dicho formato debe ser diligenciado por el contratista y entregado al Gestor Administrativo.
o.	Entregue el cronograma para el cumplimiento del artículo 21 de la Ley 50 de 1990, cuando aplique, y cumpla efectivamente con lo establecido en dicha norma durante la ejecución del Contrato.
p.	No realice pactos de exclusión salarial respecto de los salarios previstos en las tablas de niveles salariales para actividades no propias de la industria del petróleo, de carrera técnica y administrativa o convencional.
q.	No termine sin el permiso de la autoridad competente los contratos de trabajo de empleados que gozan de algún tipo de fuero o estabilidad reforzada.
r.	Acompañar y apoyar las auditorías laborales que realice ECOPETROL a contratistas y subcontratistas.
s.	Cumpla con dar a sus trabajadores un lugar aseado y adecuado para la toma de alimentos (cuando sean suministrados) y un transporte digno y seguro.
22.	Acompañar y apoyar las auditorías laborales que realice ECOPETROL a contratistas y subcontratistas
23.	Asegurar el cumplimiento de lo convenido en los Informes o Actas de Compromiso suscritas con ocasión de las auditorías laborales realizadas al contratista, durante la vigencia del Contrato.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

24.	Asesorar y proyectar respuesta a réplicas del contratista derivadas de inconformismo frente a resultados de evaluaciones de desempeño así como reportar incumplimientos o faltas contractuales graves.
25.	Asegurar la correcta aplicación de los criterios definidos en el Procedimiento de Responsabilidad Social Empresarial para la clasificación de la mano de obra local, así como el correcto reporte en la herramienta que ECOPETROL disponga.
26.	Acompañar al Administrador, Gestores Técnicos y Jurídicos y la Dirección de Gestión Social - DGS en la socialización del Contrato y relacionamiento con la comunidad y grupos de interés.
27.	Comunicar en las socializaciones previas al inicio de la ejecución a las comunidades, el régimen laboral, salarios y prestaciones que le aplican al Contrato, además la cantidad de recursos estimados y especialidades requeridas para su ejecución.
28.	Velar por el cumplimiento de acuerdos entre la comunidad y ECOPETROL establecidos en la planeación del proyecto, sobre vinculación de Mano de Obra y subcontratación.
29.	Realizar visitas periódicas a las comunidades del área de influencia (trabajadores, subcontratistas y proveedores) con el fin de verificar el cumplimiento de las obligaciones de los contratistas. Antes del inicio del Contrato de debe establecer un acuerdo con el Administrador del Contrato la periodicidad de las visitas de socialización y seguimiento.
30.	Aclarar inquietudes relacionadas con la ejecución de los contratos en aspectos laborales y sociales.
31.	Identificar oportunamente alteraciones del clima laboral, gestionar soluciones que estén a su alcance y recomendar acciones al Administrador.

32.	Velar por que se cumpla plan de Formación de la Mano de Obra.
33.	Seguimiento permanente a contratistas para el pago oportuno a proveedores y exigir los paz y salvos mensuales.
34.	Apoyar al Administrador del Contrato, Líderes de los negocios y a la Dirección de Gestión Social - DGS en solución de incidentes sociales concernientes a la ejecución de los contratos a cargo.
35.	Asegurar para la suscripción del Acta de Inicio y durante la ejecución del Contrato, el reporte de mano de obra en la herramienta establecida por ECOPETROL.
36.	Asegurar la vinculación de la mano de obra No Profesional y Profesional del área de influencia, conforme a lo establecido en el Contrato y en el Procedimiento de Responsabilidad Social Empresarial.
37.	Asegurar el cumplimiento y manejo, por parte del contratista, de la herramienta de Servicio Nacional de Empleo (SNE). Con la modificación del procedimiento RSE se elimina este
38.	Velar por el cumplimiento de los acuerdos establecidos previamente entre la comunidad y ECOPETROL sobre contratación de mano de obra.
39.	En caso de presentarse cese de actividades por parte de los trabajadores del contratista, debe proyectar comunicado para firma del Administrador del Contrato y asegurar el envío de la carta de llamado al contratista a restablecer labores y garantizar la continuidad del servicio.
40.	Identificar, reportar y controlar las alarmas sociales y laborales generadas durante la ejecución del Contrato.
41.	Asegurar de manera oportuna la respuesta a solicitudes de información, quejas, peticiones y reclamos de los trabajadores y de la comunidad en materia laboral y social.
42.	Identificar los subcontratos autorizados por ECOPETROL y verificar el cumplimiento de pagos del Contratista a sus subcontratistas y de estos a sus trabajadores a través de la solicitud de paz y salvos aplicando el Formato de Seguimiento a la Subcontratación de acuerdo con lo indicado en el procedimiento de RSE. y del formato de control a la subcontratación.
43.	Identificar los proveedores del contratista y verificar el cumplimiento de pagos a través de la solicitud de paz y salvos y comunicar su incumplimiento de manera inmediata al Administrador del Contrato.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

44.	Realizar visitas periódicas a trabajadores, comunidad y proveedores del área de influencia durante la ejecución del Contrato, con el propósito de conocer sus inquietudes relacionadas con dicha ejecución y, además:

i.	Identificar clima laboral.
ii.	Plan de Formación de los trabajadores.

iii.	Cumplimiento de vinculación de mano de obra local.
iv.	Pago oportuno a proveedores.
v.	Incidentes sociales.
45.	Informar al Administrador sobre incumplimientos o violaciones a los Derechos Humanos.
46.	Advertir sobre incumplimientos que puedan generar eventos sociales o que pongan en riesgo la atención de los trabajadores en materia de coberturas del Sistema de Seguridad Social Integral.
47.	Gestionar y asegurar con el área funcional de ECOPETROL, los trámites relativos a pagos en nombre del contratista a trabajadores generados en su incumplimiento.
48.	Las demás relacionadas con su rol y necesarias para asegurar el cumplimiento del Contrato o Convenio.

3.5.b.4.	GESTOR INTEGRAL DE LA INFORMACIÓN

Es responsable de la recepción, verificación, organización, almacenamiento, control y preservación de los documentos derivados de la ejecución contractual, cumpliendo los estándares, normativa y lineamientos establecidos en el Sistema de Gestión Integral de ECOPETROL (calidad, OHSAS, entre otros).

Sus funciones específicas son:

1.	Asegurar la adecuada implementación del Sistema de Gestión Integral durante la ejecución del Contrato, de acuerdo a la normativa asociada al Sistema de Gestión Integral de ECOPETROL.
2.	Realizar las acciones necesarias para mantener actualizada la información generada en medios electrónicos y físicos sobre los Contratos a cargo.
3.	Atender y gestionar oportunamente las solicitudes de la Gestoría Técnica y la Administración que correspondan a su rol y se enmarquen dentro del clausulado contractual y de la normativa legal.
4.	Colaborar oportunamente con el contratista para el desarrollo del Contrato, atendiendo las solicitudes y consultas de éste y efectuando oportunamente las reuniones que se estimen convenientes.
5.	Elaborar de manera conjunta con la Gestoría Técnica un informe mensual de los hitos relevantes del Contrato para que el Administrador pueda hacer seguimiento al mismo.
6.	Asegurar el cumplimiento de las políticas en materia de información, de manejo de los sistemas de gestión integral y de los documentos contractuales.
7.	Monitorear la implementación de acciones correctivas y preventivas enfocadas a la reducción de no conformidades, quejas y reclamos conforme al sistema de gestión integral.
8.	Administrar la información y el conocimiento generado en el desarrollo de las actividades inherentes a la ejecución y liquidación de los Contratos a cargo.
9.	Asegurar la gestión documental de los expedientes de contratación, garantizando la accesibilidad, trazabilidad y seguridad de la información, sin atentar contra la política menos papel más vida.
10.	Conocer y aplicar las normatividad vigente producida por la Coordinación de Gestión Documental de ECOPETROL. No generar archivos paralelos innecesarios, no acordes con las políticas de ECOPETROL.
11.	Implementar los planes y programas corporativos de ECOPETROL para el cumplimiento de la gestión documental e integral.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

12.	Velar por la correcta operación de las herramientas y medios disponibles, para el desarrollo de las actividades de gestión integral y documental.
13.	Verificar y asegurar el uso de los formatos estandarizados para la ejecución de los Contratos, en cada uno de los roles de gestión.
14.	Recibir y verificar la información física y electrónica del cliente interno y externo, relacionada con los Contratos a cargo.
15.	Dar visto bueno a las relaciones de entrega de la documentación.
16.	Direccionar a quien corresponda la documentación requerida durante la ejecución del Contrato.
17.	Conformar y/o actualizar el expediente realizando los siguientes procesos técnicos:
i.	Clasificar los documentos por tipo de Contrato y su respectivo asunto, de acuerdo con las Tablas de Retención Documental de ECOPETROL.
ii.	Ordenar cronológicamente los documentos de cada expediente, de manera que esto refleje la ejecución de las actividades.
iii.	Preparar la documentación a archivar, eliminando el exceso de ganchos y material metálico, eliminar duplicados y folios en blanco.
iv.	Legajar los documentos en carpetas tamaño oficio, haciendo la perforación por la mitad, de manera que la documentación quede protegida por todos los bordes.
v.	Marcar las carpetas físicas y electrónicas de acuerdo con los estándares establecidos en la normativa documental de ECOPETROL.
vi.	Elaborar y mantener actualizado el inventario de los expedientes físicos y electrónicos para facilitar la consulta de la información.
18.	Organizar el archivo de gestión de los Contratos a cargo, ubicando físicamente los expedientes en la estantería, para garantizar su preservación y conservación.
19.	Atender las solicitudes de consulta y préstamo de expedientes y llevar registro de las mismas en el formato oficial de ECOPETROL.
20.	Hacer seguimiento a los expedientes en préstamo.
21.	Llevar el registro de devoluciones de carpetas o renovar los préstamos.
22.	Transferir los Contratos liquidados al archivo central de ECOPETROL, mediante la respectiva Acta de entrega y el inventario documental.
23.	Asegurar reporte de información de documentos manejados en el Contrato con sus Tablas de Retención Documental TRD.
24.	Hacer seguimiento al cumplimiento de los tiempos de retención definidos en la Tabla de Retención Documental.
25.	Coordinar con las diferentes dependencias de ECOPETROL la entrega de la información técnica y administrativa que requiera el contratista, de conformidad con la Ley y el Contrato y que ECOPETROL se haya obligado o estime conveniente suministrar
26.	Hacer seguimiento y exigir el cumplimiento de la normativa de Gestión Documental de ECOPETROL por parte de los contratistas.
27.	Liderar acciones de capacitación en temas de administración de documentos e información para los demás roles involucrados en la gestión integral de los Contratos.
28.	Las demás relacionadas con su rol y necesarias para asegurar el cumplimiento del Contrato o Convenio.

3.5.b.5.	GESTOR ADMINISTRATIVO HSE.

Es responsable de realizar el seguimiento y control a la ejecución y cierre del Contrato en términos de cumplimiento de obligaciones referidas a seguridad industrial, salud ocupacional y medio ambiente. Los Gestores HSE Administrativos y Gestores HSE Técnicos, deberán trabajar de manera coordinada para lograr efectivos resultados en la gestión HSE realizada por los contratistas, dando cumplimiento al modelo operativo HSE de ECOPETROL.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

Las funciones específicas del Gestor Administrativo en HSE son las siguientes:

1.	Revisar y asegurar la entrega, por parte de los contratistas, de la documentación HSE requerida para la suscripción del Acta de Inicio del Contrato, de acuerdo con la Directriz aplicable en materia de HSE, los documentos específicos en HSE/ASP que tenga definido cada negocio evaluando su planeación en el formato ECP-DHS-F-090 (o la versión vigente para el respectivo contrato).
2.	Revisar y asegurar la entrega, por parte de los contratistas, del Plan HSE/ASP y su correspondencia con el alcance del Contrato, antes de la suscripción del Acta de Inicio de acuerdo a los requerimientos de la Directriz aplicable en materia de HSE.
3.	Apoyar a DHS y a la Gestoría Técnica en la realización del despliegue del modelo de gestión HSE/ASP de ECOPETROL al igual que las campañas corporativas en materia HSE/ASP, a las firmas contratistas.
4.	Atender y gestionar oportunamente y dentro de los plazos establecidos en los acuerdos de niveles del servicio, las solicitudes de la Gestoría Técnica y la Administración que correspondan a su rol y se enmarquen dentro del clausulado contractual y de la normativa legal.
5.	Revisar periódicamente que el contratista de cumplimiento a los requerimientos contractuales en materia de HSE/ASP.
6.	Participar en la reunión de inicio de Contrato, liderada por el Administrador del mismo, en la cual se hace la presentación del equipo de trabajo, Documentos del Proceso de Selección, tiempos y Acta de Compromisos respecto de recomendaciones en la materia, estrategias de ejecución y relacionamiento entre el negocio, gestoría administrativa y contratista.
7.	Revisar la certificación de competencias HSE del personal técnico, requeridas en el Contrato.
8.	Inscribir al personal del contratista en el curso de "DESARROLLO DEL FOMENTO DEL TRABAJO SEGURO, LIMPIO Y SALUDABLE EN ECOPETROLS.A (Nivel Básico)" ante el operador, verificar su inscripción y notificar al contratista de la programación, así como de los resultados.
9.	Asegurar el cumplimiento de las necesidades de capacitación HSE/ASP del Contratista; incluyendo la verificación de los resultados del curso de Fomento de Trabajo Seguro Limpio y Saludable y el cumplimiento de la fase 3 por parte del negocio.
10.	Tramitar licencias de conducción interna. Incluye revisión de requisitos de acuerdo a los procedimientos de ECOPETROL y normatividad legal vigente.
11.	Revisar documentalmente los informes de cumplimiento HSE/ASP entregados por el contratista, así como los soportes de ejecución y cierre de los planes de acción y mejora de los hallazgos producto de auditorías, inspecciones, visitas de seguridad, investigación de incidentes, entre otros. Esta información debe ser comunicada al Administrador y al Gestor Técnico, para verificación en campo.
12.	Solicitar y hacer seguimiento a los planes de mejoramiento derivados de la aplicación del procedimiento o directrices de gestión de contratistas. Elaborar y enviar a quien corresponda, el informe mensual y acumulado de la gestión HSE/ASP de los Contratos a cargo a nivel regional.
13.	Verificar que el contratista tenga los permisos para realizar labores fuera de los horarios establecidos en el Contrato y en los casos en que las circunstancias lo ameriten, realizar el acompañamiento en HSE a dichas labores, durante su ejecución.
14.	Verificar documentalmente los registros de la divulgación de los incidentes y lecciones aprendidas presentadas, en especial las de la línea o negocio atendido.
15.	Consolidar y notificar al negocio la información correspondiente al IF, TRIF e Índice de Incidentes Ambientales.
16.	Asegurar la aplicación del Procedimiento de Gestión de Fallas de Control e Incidentes ECP-DHS-P-031.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

17.	Solicitar la información al contratista para el aseguramiento de la gestión de incidentes y fallas de control.
18.	Realizar la evaluación de desempeño HSE en conjunto con el Gestor Técnico HSE y enviar al Gestor Financiero y de Seguimiento para su consolidación y cargue en SAP.
19.	Asegurar durante la ejecución y finalización del Contrato, el control de los documentos que evidencian el cumplimiento de la gestión HSE/ASP mensual de acuerdo con la directriz ECP-DHS-G-043 y sus actualizaciones o modificaciones.
20.	Reportar diariamente las alertas o alarmas de cualquier tipo derivadas de cualquiera de sus Contratos a cargo que deban ser conocidas por ECOPETROL por su recurrencia o impacto en la organización o su entorno.
21.	Solicitar paz y salvos de subcontratistas y/o dueños de predios, de ser el caso recomendar descuento al contratista por razón de incumplimientos.
22.	Solicitar al contratista su plan de relación con la comunidad y realizar seguimiento a compromisos que éste adquiera con la comunidad.
23.	Las demás relacionadas con su rol y necesarias para asegurar el cumplimiento del Contrato o Convenio-

Nota 1.: Toda la información en soporte físico y magnético (registros, documentos, informes, etc.) que se genere en el desarrollo de la Gestión Integral del Contrato, es propiedad de ECOPETROL y el responsable de dicha gestión no la podrá facilitar a personas ajenas a ECOPETROL.

3.6.     FUNCIONES ESPECIFICAS DE LA GESTORIA ADMINISTRATIVA EN MATERIA DE CONVENIOS:

Además de las funciones generales de la Gestoría y propio a la naturaleza de los convenios se resaltan las siguientes funciones:

Gestor Financiero.

•	Verificar el cumplimiento de requisitos previos a la suscripción del Acta de Inicio
•	Asegurar la orden de pago del aporte de ECOPETROL, la cual debe ser firmada por el Administrador del Convenio, previos los soportes presupuestales aplicables.
•	Revisar que el valor del aporte de ECOPETROL, corresponde al aprobado en el Convenio, y corresponda exactamente al consignado en la autorización de Pago.
•	Asegurar las evidencias del pago de los aportes de las partes.
•	Apoyar y gestionar la información necesaria para la presentación de modificaciones de convenios en el Comité de Seguimiento-
•	Asegurar que todas las Actas referidas a la ejecución reposen en la carpeta del Convenio.
•	Asegurar que el Convenio y el pago del aporte queden registrados en SAP.
•	Asegurar que la información que repose en SAP sobre el Convenio sea la correcta y actualizar la misma cuando sea del caso
•	Asegurar que se cumplan todas las etapas de ejecución del Convenio.
•	Asegurar que existe Acta de Finalización y de Liquidación del Convenio.

Gestor Integral de la Información.

•	Asegurar que sea incluida la documentación de la planeación del Convenio en la carpeta entregada por el Gestor.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

•	Asegurar que el original del Convenio, debidamente suscrito por las partes, tenga las firmas originales de las personas debidamente autorizadas por las empresas, entes regionales o instituciones.
•	Asegurar las Actas del Comité de convenios, y revisarlas para verificar y asegurar recomendaciones en la ejecución de los mismos.
•	Asegurar los documentos de publicación del Convenio, cuando ello aplicare.
•	Ingresar a la carpeta todos los documentos relacionados con los Acuerdos de Colaboración o convenios específicos que se llegaren a realizar con ocasión de un Convenio marco.
•	Entregar la información de los convenios a los Entes de Control que la soliciten previo aval del Administrador del Convenio.
•	Conformar y/o actualizar el expediente realizando los siguientes procesos técnicos:

a. Clasificar los documentos por tipo de Convenio y su respectivo asunto, de acuerdo con las Tablas de Retención Documental de ECOPETROL.

b. Ordenar cronológicamente los documentos de cada expediente, de manera que esto refleje la ejecución de las actividades.

c. Preparar la documentación a archivar, eliminando el exceso de ganchos y material metálico, eliminar duplicados y folios en blanco.

d. Legajar los documentos en carpetas tamaño oficio, haciendo la perforación por la mitad, de manera que la documentación quede protegida por todos los bordes.

e. Marcar las carpetas físicas y electrónicas de acuerdo con los estándares establecidos en la normativa documental de ECOPETROL.

f. Elaborar y mantener actualizado el inventario de los expedientes físicos y electrónicos para facilitar la consulta de la información.

Gestor Jurídico.

Es responsable de la revisión y control de los aspectos jurídicos de los convenios, tales como la proyección de respuestas a solicitudes referidas a modificaciones del mismo (adiciones y otrosíes), reclamaciones o peticiones, derechos de petición, revisión de documentos motivadores de decisiones o actuaciones, aprobación de garantías y seguros, seguimiento a las vigencias de las garantías y seguros.

•	Consultar y aplicar permanentemente la normatividad legal y seguir las directrices y conceptos expedidos por la Vicepresidencia Jurídica de ECOPETROL.
•	Asegurar las Actas del Comité de Convenios, y revisarlas para verificar y asegurar recomendaciones en la ejecución de los mismos.
•	Proyectar al Administrador del Convenio los documentos relacionados con el Convenio y necesarios para garantizar su correcta ejecución.
•	Acompañamiento en las reuniones en las que se requiera un asesoramiento jurídico con respecto al cumplimiento de los Convenios asignados a la gestoría.

3.7	FUNCIONES DEL GESTOR TECNICO DEL CONTRATO O CONVENIO

Además de las funciones generales asignadas al rol de Gestor Administrativo del Contrato o Convenio en el numeral 3.3 de la presente Guía, éste tendrá las siguientes específicas (sin limitarse a ellas).

Son funciones del Gestor Técnico:

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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1.	Trabajar coordinadamente con los Gestores Administrativos buscando sinergias que permitan lograr todos los objetivos contractuales o del Convenio.
2.	Reportar sistemáticamente al Administrador el comportamiento técnico del Contrato o Convenio y las acciones correctivas y preventivas adoptadas para reducir impactos por desviaciones.
3.	Controlar la calidad del objeto contratado, exigiendo el cumplimiento de las normas y especificaciones técnicas y demás condiciones contractuales.
4.	Verificar la procedencia, calidad y cantidad de los materiales que suministra el contratista para el desarrollo de los trabajos o servicios, de acuerdo con lo estipulado por ECOPETROL en las especificaciones técnicas del Contrato o lo indicado en las normas técnicas o legales que regulan la materia.
5.	Aceptar o rechazar los materiales, conforme al tipo de labor que vaya a ejecutar el contratista. En los casos que sea necesario, realizar las pruebas para la inspección, durante el cargue, descargue y almacenamiento de los mismos.
6.	Asegurar la entrega de materiales que ECOPETROL se comprometa a suministrar al contratista, dejando constancia de ello en el Acta respectiva.
7.	Supervisar el transporte que se realice dentro de las instalaciones de ECOPETROL para la movilización de materiales suministrados por el contratista.
8.	Elaborar, conjuntamente con el contratista, a la fecha de terminación de la ejecución del Contrato, el balance final de los materiales sobrantes suministrados por ECOPETROL y levantar el Acta de recibo respectiva.
9.	Recibir y aprobar los productos y/o servicios entregados por el contratista y que se ajusten a las normas o especificaciones técnicas que apliquen, o rechazarlos en caso contrario, indicando sus observaciones a los mismos. Adicionalmente, informar al Gestor Administrativo, mensualmente o de acuerdo al plan de pagos, las cantidades de los productos y/o servicios recibidos a satisfacción.
10.	Llevar un control permanente de los recursos utilizados por el contratista, verificando que la cantidad y calidad de los mismos estén acordes con lo exigido en los Documentos del Proceso de Selección (DPS) o con lo ofrecido en la propuesta. En caso de presentarse anomalías deberá requerir al contratista para que cumpla, e informar lo pertinente al Administrador del Contrato para la eventual aplicación de los instrumentos sancionatorios.
11.	Verificar el cumplimiento de normas, códigos y estándares que se requieran para el idóneo desarrollo del alcance del Contrato y que hayan sido previamente establecidos.
12.	Verificar el cumplimiento del plan de manejo ambiental, cuando aplique.
13.	Exigir, verificar e implementar, de acuerdo con las especificaciones aprobadas y demás condiciones del Contrato, las medidas correctivas de las actividades mal ejecutadas, y exigir que el contratista las rehaga a su costa.
14.	Realizar las recomendaciones del caso cuando considere que algunos procedimientos son inadecuados o se pueden mejorar.
15.	Aprobar los permisos de trabajo requeridos para cumplir el objeto contratado, previa validación del Administrador, quién deberá verificar el comportamiento del tiempo extra (trabajo excepcional acorde con las validaciones del Ministerio competente) y consultar a la Gestión Administrativa sobre estado de pagos de salarios y prestaciones sociales.
16.	Supervisar que el personal requerido se encuentre en los frentes de trabajo, conforme a la programación detallada respectiva.
17.	Analizar los informes que le sean presentados, emitiendo el respectivo concepto técnico y acordando lo pertinente con el contratista para lograr el buen desarrollo del Contrato. Si dicho concepto técnico implicare una modificación del Contrato, deberá informar lo pertinente al Administrador y a la Gestoría Administrativa para que se proceda con el trámite pertinente ante el Funcionario Solicitante y Funcionario Autorizado.

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18.	Efectuar, por escrito, las observaciones que estime pertinentes a los informes de avance y demás documentos de aspectos técnicos que presente el contratista.
19.	Exigir al contratista el inicio, la ejecución y finalización de las obligaciones técnicas a su cargo en las fechas pactadas (si las hubiere).
20.	Controlar el cumplimiento de las obligaciones técnicas derivadas del Contrato y el buen uso de los equipos, espacios físicos y materiales entregados por ECOPETROL.
21.	Llevar una relación de las novedades de índole técnico que ocurran en desarrollo del Contrato y formular a quien corresponda las recomendaciones que sean del caso.
22.	Preparar y realizar la evaluación de desempeño del contratista en los criterios técnicos y soportar el resultado obtenido, según el Procedimiento de Gestión de contratistas o el documento que haga sus veces, y remitirla al Gestor Administrativo para su consolidación.
23.	Recomendar al Administrador del Contrato la aplicación de las sanciones pactadas, en caso de incumplimiento de obligaciones de naturaleza técnica derivadas del mismo (descuentos, compensaciones, cláusula penal de apremio) y elaborar en estos casos, con el apoyo del Gestor Administrativo, los documentos que el Administrador del Contrato tuviere que expedir para el efecto.
24.	Recomendar de manera motivada al Administrador del Contrato la procedencia de la suspensión parcial o total del Contrato.
25.	Autorizar viajes a contratistas de acuerdo al Procedimiento de Viajes para contratistas, previo control de uso racional de gastos rembolsables y conforme al plan presentado por el contratista.
26.	Advertir y recomendar acciones al Administrador del Contrato sobre actividades que se requiera realizar para el logro del objeto del mismo, aun cuando éstas no estén definidas en el Contrato.
27.	Reportar discrepancias entre las cantidades recibidas y las cantidades acordadas contractualmente.
28.	Ingresar en el sistema de información que ECOPETROL disponga, las cantidades recibidas durante la ejecución del Contrato u orden de compra.
29.	Ejecutar los requerimientos de servicios de acuerdo a lo estipulado en el proceso de compras y contratación.(Para contratos ANDE)
30.	Realizar la solicitud del servicio u orden de despacho en el sistema que ECOPETROL disponga, previa solicitud del Funcionario solicitante. (Para contratos ANDE).
31.	Asegurar suscripción y firma del Acta de Finalización del Contrato.
32.	realizar seguimiento y control para el aseguramiento de la ejecución de los compromisos presupuestales, de acuerdo a la calendarización aprobada en la planeación anual del Contrato.
33.	Elaborar de manera conjunta con la Gestoría Administrativa un informe mensual de los hitos relevantes del Contrato para que el Administrador pueda dar seguimiento documental al mismo.
34.	Cumplir las recomendaciones del Administrador del Contrato, que no sean contrarias a la ley y normatividad aplicable, para asegurar el cumplimiento del Contrato.
35.	Asegurar el cumplimiento de las obligaciones adquiridas por ECOPETROL con el contratista.
36.	Apoyar con la información que sea de contenido técnico la elaboración del Acta de liquidación del Contrato o Convenio.
37.	Analizar las peticiones, reclamaciones o solicitudes del Contratista relacionados con aspectos técnicos derivados de la ejecución del Contrato y presentar sus conclusiones a la Gestoría Administrativa y Administrador del Contrato.
38.	Las demás relacionadas con su rol y necesarias para asegurar el cumplimiento del Contrato o Convenio.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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3.7.a	GESTOR TÉCNICO HSE

El Gestor Técnico HSE es responsable de realizar la verificación en campo y aseguramiento del control operacional de las actividades consignadas en los planes y programas HSE, durante la ejecución y cierre del Contrato, en términos de seguridad industrial, salud ocupacional y medio ambiente. Sus funciones específicas son las siguientes:

1.	Realizar el despliegue del modelo de gestión HSE/ASP de ECOPETROL a las firmas contratistas.
2.	Divulgar y asegurar el despliegue de las campañas corporativas en materia de HSE.
3.	Inscripción del personal para inducciones especificas en HSE.
4.	Liderar la reunión de inicio del Contrato en materia de HSE, en la cual debe participar la Gestoría Administrativa y representantes de la empresa contratista. En esta reunión se debe asegurar la presentación del equipo de trabajo, Documentos del Proceso de Selección, tiempos y Acta de compromisos respecto de recomendaciones en la materia, estrategias de ejecución y relacionamiento entre el negocio, Gestoría Administrativa y contratista.
5.	Verificar en campo los avances de los programas y planes HSE presentados por el contratista, así como la efectividad de los planes de acción y mejora de los hallazgos producto de auditorías, inspecciones, visitas de seguridad, investigación de incidentes, entre otros. Los hallazgos y desviaciones identificadas en campo, deben ser notificadas a la Gestoría Administrativa HSE para realizar las gestiones a que haya lugar y solicitar los planes de mejora al contratista.
6.	Verificar en campo la divulgación de los incidentes y lecciones aprendidas presentadas, en especial las de la línea o negocio atendido.
7.	Verificar en campo el cumplimiento legal en salud ocupacional y seguridad industrial.
8.	Realizar la inspección de los vehículos necesaria para el trámite de autorización de ingreso a las instalaciones. El resultado de la inspección debe ser enviado a la Gestoría Administrativa para completar y finalizar el tramite de autorización del vehículo
9.	Asegurar el cumplimiento de los estándares de ECOPETROL, así como la divulgación de los mismos en caso de que se deroguen, modifiquen o emitan nuevos documentos.
10.	Asegurar la aplicación del procedimiento de Gestión de Fallas de Control e Incidentes ECOPETROL-DHS-P-031 y/o sus modificaciones.
11.	Realizar seguimiento al estado de los incidentes y fallas de control reportados en la herramienta para la Gestión de Riesgos e Incidentes (GRI).
12.	Mantener actualizada la información en la herramienta para la Gestión de Riesgos e Incidentes (GRI) considerando la suministrada por la Gestoría Administrativa HSE.
13.	Evaluar la eficacia de las acciones correctivas resultantes de las investigaciones de fallas de control e incidentes.
14.	Proponer acciones preventivas y correctivas que lleven a la preservación de la salud de los trabajadores, la conservación del medio ambiente, el sostenimiento del negocio y la imagen de la empresa, con base en el análisis estadístico de las fallas de control, incidentes y las no conformidades del Sistema de Gestión HSE encontradas en las visitas de seguridad, inspecciones y auditorias.
15.	Definir y ejecutar un programa de visitas e inspecciones en campo, para el seguimiento del control operativo de la gestión HSE de los contratistas.
16.	Verificar el cumplimiento de las actividades propuestas en las Fichas del Plan de Manejo Ambiental.
17.	Asegurar el cumplimiento de los Actos Administrativos emitidos por las Autoridades Ambientales.
18.	Mantener actualizado el índice de cumplimiento legal ambiental ICLA y el indicador LTO.
19.	Realizar seguimiento y mantener actualizada la herramienta CAMI en materia de licencias, permisos y otros actos administrativos.
20.	Participar en la respuesta de los actos administrativos emitidos por las Autoridades Ambientales y entes de Control.
21.	Atender las visitas de las autoridades ambientales y entes de control.

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22.	Realizar el informe de cumplimiento ambiental de acuerdo al Manual de Seguimiento Ambiental de Proyectos y sus modificaciones
23.	Solicitar a los contratistas la información requerida para la realización de los Informes de Cumplimiento Ambiental (ICA).
24.	Recopilar la información requerida para el reporte ambiental que se presenta ante la Contraloría General de la República, establecida en los formatos destinados para tal fin.
25.	Mantener actualizada la información requerida para diligenciar el RUA (Registro Único Ambiental del Sector de Hidrocarburos del IDEAM).
26.	Mantener actualizada la información requerida para el GRI (Global Reporting Iniciative).
27.	Realizar la evaluación de desempeño HSE del contratista, en equipo con el Gestor Administrativo.
28.	Presentar los incumplimientos graves del contratista de conformidad con lo señalado en el Procedimiento de Desempeño de Contratistas.
29.	Asegurar, durante la ejecución y finalización del Contrato, el control de los documentos técnicos que evidencian el cumplimiento de la gestión HSE de acuerdo a lo definido en la siguiente normativa interna y /o sus modificaciones:

•	Instructivo para Entrega de Informes y Trabajos de Grado al CIT
•	Instructivo de Entrega de Información Técnica de la Vicepresidencia de Transporte
•	Guía para la Entrega de Información Técnica de Exploración y Producción
30.	Las demás relacionadas con su rol y necesarias para asegurar el cumplimiento del Contrato o Convenio.

3.8	OTROS INTERLOCUTORES QUE APOYAN E IMPACTAN LA EJECUCION DE LOS CONTRATOS O CONVENIOS

En algunas ocasiones, durante la ejecución de los contratos, el ejercicio del rol de administración y gestión del Contrato, requerirá del soporte de las áreas operativas, de asistencia técnica, asesoras y/o de servicio, con el fin de dar solución a las problemáticas que puedan presentarse.

Será responsabilidad del Administrador, liderar las interrelaciones con los funcionarios que manejan cada uno de los procesos en las mencionadas áreas, así como de realizar una oportuna planeación, programación y notificación de los requerimientos y entrega de información técnica y administrativa que sea necesaria para solicitar conceptos o soporte de parte de ellas, de manera que el apoyo pueda ser recibido con la oportunidad y calidad que requieren los contratos o convenios.

Del mismo modo, los Jefes, Coordinadores, Líderes Funcionales, Profesionales y demás miembros y colaboradores de las dependencias de apoyo a los contratos o convenios, están en la obligación brindar el soporte requerido, siempre que el mismo haga parte de sus funciones y competencias.

Algunas de las dependencias de apoyo que con su gestión impactan la ejecución de los contratos son:

OPERACIONES Y MANTENIMIENTO: Revisión y aprobación de ATS para la ejecución de obras o servicios contratados con niveles de riesgos altos “H” o muy altos “VH”, gestión de permisos de trabajo para los trabajos a ejecutar por contratistas, programación y maniobras operacionales y/o de mantenimiento para la entrega de áreas físicas, plantas operativas o equipos sobre los cuales se ejecutarán los trabajos contratados.

DHS: Apoyo y asesoría en la elaboración y revisión de los planes HSE y gestión de riesgos de los contratos.

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SEGURIDAD FISICA: Verificación documental, aprobación y emisión de credenciales de acuerdo con normas, directrices y políticas para el ingreso de personas, vehículos, materiales, equipos y herramientas para la ejecución de los trabajos contratados.

CONFIABILIDAD: Verificar, asesorar y vigilar por el cumplimiento de normas y estándares técnicos establecidos en los contratos, revisión y aprobación de planos, revisar el cumplimiento de la calidad de las obras mediante la validación de los resultados de los ensayos no destructivos END, etc.

GESTION INTEGRAL DE RIESGOS OPERACIONALES: Aseguramiento en el cumplimiento de las políticas y procedimientos de HSEQ establecidas en la organización y la adecuada disposición de residuos sólidos y líquidos y el adecuado manejo de las sustancias químicas. Prestar apoyo en la gestión de riesgos de los contratos.

PROYECTOS: Asegurar la correcta y oportuna integración y programación de trabajos a ejecutar por proyectos gerenciados por ECOPETROL y por contratistas cuando estos puedan tener interferencias ya sea por su ejecución en simultáneo o en serie o por requerir de los mismos espacios físicos y recursos.

VTH: Acompañamiento y Asesoría a las Gestorías y Administrador del Contrato en la situaciones de alteración de clima laboral que afecten la ejecución de los contratos.

3.9	TRABAJO COORDINADO ENTRE LAS GESTORIAS:

Dado que las Gestorías están al servicio del Contrato, estás deberán asegurar su trabajo coordinado de manera que deberán asegurar su intervención conjunta en la toma de decisiones que involucren aspectos técnicos y administrativos. Las posiciones de las Gestorías deberán soportarse en hechos y datos reales, coherentes, y encontrarse debidamente argumentadas.

En el evento de existir diferencias de criterios entre las Gestorías, las mismas deberán conciliar sus posiciones y entregar un único concepto al Administrador. De ser insuperables las diferencias de criterio, ambas deberán manifestarlo por escrito al Administrador, soportando debidamente sus posiciones, y la decisión final corresponderá al Administrador.

Las Gestorías, en su condición de subordinadas funcionales del Administrador del Contrato, deberán apoyar en todo momento su labor.

3.10	ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS DE ANTICIPACIÓN DE LA DEMANDA

Teniendo en cuenta la particularidad de los contratos ANDE y dependiendo de la complejidad de los mismos, se podrá establecer un esquema propio de administración y gestión de contratos, el cual se describe a continuación:

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3.10.a	CONTRATOS DE ANTICIPACIÓN DE LA DEMANDA DE BIENES

3.10.a.1.	CONTRATOS DE BIENES PARA ENTREGA NACIONAL (GASTOS)

3.10.a.1.1.	FUNCIONES DEL ADMINISTRADOR

El Administrador operará de manera centralizada y será designado por la DSC, ejecutará las funciones contempladas en el numeral 3.5.a, del presente documento -excepto lo concerniente a la ordenación y/o aprobación de pagos- y las funciones que se indican a continuación:

1.	Realizar seguimiento de la ejecución presupuestal del Contrato considerando el valor proyectado y las tendencias de consumo conforme a la información que se haya recibido de la Unidad de Compras y Contratación de la DSC. Esta actividad se realizará con base en la información sobrejecución y pagos.
2.	Verificar, cuando haya lugar, que la fórmula de reajuste de precios pactada en el Contrato se aplique oportuna y correctamente (para la suscripción del Acta de ajuste correspondiente).
3.	Exigir al contratista la presentación de los documentos soporte de pago del reajuste, previo a su reconocimiento y desembolso por parte de ECOPETROL, en caso de que éste tenga carácter retroactivo.

3.10.a.1.2.	FUNCIONES DEL GESTOR ADMINISTRATIVO

El Gestor Administrativo designado, operará de manera centralizada y ejecutará las funciones contempladas en el numeral 3.5.b, del presente documento que le apliquen, además de las contempladas en el Instructivo para el Seguimiento de Pedidos a Proveedores Nacionales, asegurando lo siguiente:

1.	Seguimiento a las entregas de las órdenes de despacho.
2.	Seguimiento a los recibos en las bodegas y/o lugares de entrega pactados en el Contrato.
3.	Seguimiento a la facturación de los proveedores y los respectivos pagos previo el cumplimiento de los requisitos contractuales aplicable para ello.
4.	Seguimiento y verificación del cumplimiento de obligaciones contractuales del Contratista.
5.	Proveer información al proveedor de los recibos de materiales, para facturación.
6.	Manejo de discrepancias con el proveedor según lo establecido en el Instructivo para la Gestión de Discrepancias y Devoluciones.
7.	Gestión para la aplicación de sanciones y atención de reclamaciones.
8.	Efectuar los registros a que hubiere lugar en el Sistema de Información de Contratación.
9.	Apoyar al Administrador en el seguimiento de la ejecución presupuestal del Contrato e informarle periódicamente sobre el valor proyectado y sus tendencias. Esta actividad la realizará con base en la información sobrejecución y pagos.
10.	Apoyar al Administrador en la verificación, cuando haya lugar, para que la fórmula de reajuste pactada en el Contrato se aplique oportuna y correctamente; además de realizar el Acta de ajuste correspondiente.

3.10.a.1.3.	FUNCIONES DEL GESTOR TÉCNICO

El Gestor Técnico para compras de Gastos, es el funcionario de recibo de materiales en las diferentes bodegas de ECOPETROL o, en su defecto, el usuario que reciba el material en el lugar de entrega acordado. Se debe tener presente, que con el recibo e ingreso del material en el sistema, se genera automáticamente la liberación del pago de dicho material, es decir, no existe una liberación de la factura por parte del Administrador ni una entrada de mercancías por parte del Funcionario del Gestor Administrativo y por lo tanto, el Gestor Técnico es responsable de la veracidad del recibo de materiales para su pago.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

El Gestor Técnico operará de manera descentralizada y ejecutará las funciones contempladas en el numeral 3.7 del presente documento que le apliquen, además de las funciones que se indican a continuación:

1.	Dar recibo e ingreso de los materiales en el sistema de información habilitado para tal fin.
2.	Generar las discrepancias según lo establecido en el Instructivo para la Gestión de Discrepancias y Devoluciones.

3.10.a.2.	CONTRATOS DE BIENES DE PROYECTOS

Los roles de Administrador y Gestor Administrativo para bienes destinados a proyectos ejercerán las mismas funciones que los correspondientes a los funcionarios de compras para gastos. Sin embargo el rol del Gestor Técnico para estas compras será ejercido por el Funcionario de Seguimiento designado por el Funcionario Solicitante del proyecto.

El Gestor Técnico operará de manera descentralizada y ejecutará las funciones contempladas en el numeral 3.7 del presente documento que le apliquen, además de las funciones que se indican a continuación:

1.	Dar recibo e ingreso de los materiales en el sistema de información habilitado para tal fin.
2.	Generar las discrepancias según lo establecido en el Instructivo para la Gestión de Discrepancias y Devoluciones.

3.10.a.3.	CONTRATOS DE BIENES CON ENTREGA EN EL EXTERIOR

Además de los roles y funciones descritas en el inciso anterior, para el caso de contratos de anticipación de la demanda con entrega de los bienes en el exterior, además del Administrador del Contrato que es uno solo a nivel nacional, de la Gestoría Técnica y de la Gestoría Administrativa si así se hubiese diseñado la estrategia; existe un rol adicional que soporta la correcta ejecución del Contrato, correspondiente al Funcionario de Aseguramiento de Importaciones, cuyas funciones se establecen en el Instructivo para Aseguramiento y Control de Importaciones de Materiales o Equipos y que deberá reportar a quien hace las veces de Gestor Técnico quien ejerce la función de verificación de recibo del bien en este tipo de Contrato.

3.10.b	CONTRATOS DE ANTICIPACIÓN DE LA DEMANDA DE SERVICIOS.

3.10.b.1.	INTERVENCIÓN DEL FUNCIONARIO SOLICITANTE DE LA ORDEN DE SERVICIO.

Dado que se trata de contratos transversales, planeados y tramitados por la DSC con los negocios para distintas áreas de ECOPETROL; el uso de los mismos se materializa a través de las diferentes áreas o negocios quienes a través del Funcionario Solicitante (según el Manual de delegaciones de autoridad) aprueba la solicitud del bien o servicio (orden de servicio u orden de despacho) en la herramienta habilitada por la Unidad de Compras y Contratación de la DSC generada por los funcionarios de su dependencia, la cual se convierte en una orden de despacho para los servicios. Este mismo Funcionario será quien aprobará la factura que se derive de la ejecución de dicha orden.

El Funcionario Solicitante además de activar el Contrato de ANDE a través de las ordenes de despacho, de acuerdo con su necesidad, designará al Funcionario de seguimiento del Negocio, que hará las veces de verificador de la prestación y procedencia de pago, es decir a quien le reportará el cumplimiento efectivo de la orden de despacho o servicio para su pago sin perjuicio de las funciones de la Gestoría Técnica y administrativa y del Administrador del Contrato ya que estos últimos tienen el conocimiento general del Contrato.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

El funcionario Solicitante deberá:

1.	Aprobar en el Sistema de Compras y Contratación vigente, las órdenes de servicio generadas a raíz de las solicitudes realizadas por los funcionarios de su dependencia. Al realizar la aprobación, es responsable por el adecuado manejo de los recursos y documentos presupuestales que se imputan dentro de la orden de despacho.
2.	Aprobar en la herramienta los pagos a que haya lugar con ocasión de la ejecución y terminación de la orden de servicio, o de documentos suscritos en desarrollo de estas actividades.

3.10.b.2.	FUNCIONES DEL ADMINISTRADOR

El Administrador designado desde la FCC, conforme al Modelo de Administración de contratos y correspondiente a la DSC, operará de manera centralizada y ejecutará las funciones contempladas en el numeral 3.5.a. del presente documento -excepto lo concerniente a la ordenación y/o aprobación de pagos- que corresponderá a los Funcionarios Solicitantes, quienes podrán solicitar la orden de servicio y en consecuencia autorizar el pago una vez recibido a satisfacción el servicio solicitado; el funcionario de seguimiento del Negocio a través de las Gestorías puestas al servicio del Contrato notificará al Administrador del Contrato el comportamiento del contratista en la respectiva orden de servicio.

Además de las funciones del numeral 3.5.a, el Administrador de los contratos ANDE, ejercerá las siguientes funciones:

1.	Realizar seguimiento de la ejecución presupuestal del Contrato considerando el valor proyectado y las tendencias de consumo, que se advirtieron desde la planeación del Contrato y que debieron ser entregadas al Administrador del Contrato junto con el expediente del Contrato a administrar. Esta actividad se realizará con base en la información sobrejecución y pagos y la información del Contrato entregada por la UCN.
2.	Verificar, cuando haya lugar, que la fórmula de reajuste pactada en el Contrato se aplique oportuna y correctamente (para la suscripción del Acta de ajuste correspondiente).
3.	Exigir al contratista la presentación de los documentos soporte de pago del reajuste, previo a su reconocimiento y desembolso por parte de ECOPETROL, en caso de que éste tenga carácter retroactivo.

3.10.b.3.	FUNCIONES DEL GESTOR ADMINISTRATIVO

El Gestor Administrativo ejecutará las funciones contempladas en el numeral 3.5.b del presente documento, asegurando una correcta ejecución contractual y de manera especifica las siguientes:

1.	Seguimiento a las entregas y cumplimiento de las órdenes de servicio.
2.	Seguimiento a la facturación de los contratistas y los respectivos pagos.
3.	Gestión para la aplicación de sanciones y atención de reclamaciones.
4.	Efectuar los registros a que hubiere lugar en el Sistema de Información de Contratación.
5.	Apoyar al Administrador en el seguimiento de la ejecución presupuestal del Contrato e informarle periódicamente sobre el valor proyectado y sus tendencias. Esta actividad la realizará con base en la información sobrejecución y pagos.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

6.	Apoyar al Administrador en la verificación, cuando haya lugar, para que la fórmula de reajuste pactada en el Contrato se aplique oportuna y correctamente; además de realizar el Acta de ajuste correspondiente.
7.	Apoyar al Administrador del Contrato en el seguimiento de la ejecución presupuestal del Contrato e informarle periódicamente sobre el valor proyectado, consumos y sus tendencias. Esta actividad la realizará con base en la información sobrejecución y pagos. En los casos en que se realice gestión administrativa de varios contratos, entregar la información general y consolidada por cada Administrador.

3.10.b.4.	FUNCIONES DEL GESTOR TÉCNICO Y DEL FUNCIONARIO DE SEGUIMIENTO DEL NEGOCIO

El Gestor Técnico del Contrato de ANDE sea funcionario de ECOPETROL o Contratista asignado ejecutará las funciones contempladas en el numeral 3.7 del presente documento que le apliquen, y es único para todas las ordenes que se deriven del Contrato.

El Funcionario de Seguimiento del Negocio, tendrá las funciones señaladas en el numeral 2 “DEFINICIONES” de la presente Guía.

El Funcionario de Seguimiento del Negocio, operará de manera descentralizada, pero reportará al Administrador del Contrato el recibo del servicio requerido y el pago del mismo por parte del Funcionario Solicitante

NOTA: Dado que los contratos de ANDE para servicios, se encuentran en etapa de implementación y estabilización, lo reglado en la presente Guía aplica únicamente para aquellos contratos que bajo esta modalidad sean suscritos a partir de la publicación de esta Guía; los demás contratos ANDE que se estructuraron para servicios continuarán rigiéndose bajo la versión 5 de la Guía para la Administración y Gestión de contratos y convenios.

3.11	GESTIÓN DE CONTRATOS DE MENOR COMPLEJIDAD O UBICADOS EN LOS CUADRANTES NECESARIO O CONSUMIBLES SEÑALADOS POR DEA COMO OBJETO DE UNICA GESTORIA

La administración de contratos de menor complejidad o señalados por DEA como objeto de única Gestoría, así como aquellos de cuantía inferior a cien salarios mínimos legales mensuales (100 S.M.L.M.) se realiza conforme a las reglas consignadas en este documento.

Dado que en estos contratos se determina la existencia de un único Gestor que evalúa tanto los aspectos técnicos como los aspectos administrativos, el seguimiento debe además de dar cumplimiento a los elementos mencionados en el capítulo 4 de la presente Guía, de manera especifica:

i)	asegurar el cumplimiento oportuno y correcto del objeto del Contrato,
ii)	la entrega del bien o servicio en las condiciones pactadas.
iii)	El cumplimiento de la normativa en materia HSE, DOCUMENTAL, JURIDICA, FINANCIERA, etc., según aplique al objeto del Contrato.
iv)	El cumplimiento de procedimientos internos en aspectos contractuales.
v)	la causación y pago al contratista por el bien o servicio suministrado.
vi)	La oportuna evaluación de desempeño
vii)	las demás propias de la Gestoría de los contratos conforme a lo señalado en esta Guía.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

Por su parte el Administrador debe velar por el correcto desarrollo del Contrato no sólo técnica sino administrativamente, y debe realizar el seguimiento necesario al grupo de contratos de ésta naturaleza para asegurar no sólo el pago sino también su adecuado cierre, conforme a lo aplicable señalado en esta Guía.

En materia de servicios públicos la gestión administrativa refiere al aseguramiento del pago oportuno de acuerdo a las fechas estipuladas por la entidad prestadora del servicio (acueducto, energía, celulares, teléfono, televisión y aseo), haciendo un seguimiento continúo al consumo e informará sobre variaciones importantes en el mismo.

3.12	ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS CUANDO ECOPETROL ACTUA COMO CONTRATISTA

En su condición de contratista, ECOPETROL podrá implementar el rol de administración de contratos, el cual tendrá, entre otras, las siguientes funciones:

1.	Diseñar un plan de seguimiento con objetivos claros que permitan evidenciar resultados durante el plazo establecido para el Contrato.
2.	Suscribir el Acta de Inicio.
3.	Aprobar la facturación y verificar el recibo de los pagos a que haya lugar con ocasión de la celebración, ejecución, terminación o liquidación del Contrato, o de documentos suscritos en desarrollo de estas actividades. Así mismo, aprobar el cobro de gastos rembolsables acatando los procedimientos previstos en el Contrato o los establecidos en la Empresa para el reconocimiento de aquellos.
4.	Verificar el cumplimiento de las obligaciones tributarias a que hubiere lugar.
5.	Monitorear las variables críticas de los contratos a su cargo e informar a los funcionarios competentes para el logro de soluciones dirigidas a evitar conflictos contractuales.
6.	Elaborar el informe de seguimiento mensual: Registra el avance y demás aspectos relevantes del desarrollo de contratos cuyo plazo de ejecución fuere superior a tres (3) meses.
7.	Realizar Acta de avance.
8.	Realizar seguimiento continuo a los costos contractuales.
9.	Autorizar la suspensión parcial o total del Contrato mediante la suscripción con la Contratante del documento pertinente en nombre y representación de ECOPETROL, e informar de este hecho al Funcionario Autorizado. Desaparecidas las causas de la suspensión, suscribir la respectiva Acta de reiniciación.
10.	Monitorear gastos de viaje autorizados y garantizar el adecuado uso de los recursos asignados para este efecto.
11.	Terminada la ejecución del Contrato, elaborar y presentar al Funcionario Autorizado un informe final que contenga todos los aspectos relevantes de la ejecución del mismo.
12.	Realizar la liquidación final del Contrato o designar a quien deba efectuarla, y aprobar dicha liquidación, suscribiendo el documento que la contenga.
13.	Conformar y/o actualizar el expediente del Contrato.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

La gestión administrativa y la gestión técnica cumplen roles similares a los ya mencionados en ésta Guía. Será responsabilidad de quién realice la planeación del Contrato, definir que roles de la gestión administrativa serán necesarios para asegurar la correcta ejecución contractual, sin embargo, la administración y gestión técnica siempre serán aplicables.

3.13	PROCEDIMIENTO ESTANDARIZADO PARA EL MANEJO DE NO CONFORMIDADES E INCUMPLIMIENTOS CONTRACTUALES

Éste capítulo refiere a la definición de un procedimiento estandarizado para que Administradores, Gestores Técnicos y Gestores Administrativos procedan de igual manera ante incumplimientos detectados durante la ejecución de los contratos.

En caso de que un Administrador, Gestor Técnico o Gestor Administrativo evidencien un incumplimiento contractual deben:

1.	El Gestor Técnico y/o Gestor Administrativo que tenga conocimiento del mismo, deberá comunicarlo de inmediato al Administrador.
2.	El Administrador debe establecer las acciones a adoptar frente al incumplimiento, teniendo en cuenta, entre otros aspectos, la gravedad o severidad, la afectación a ECOPETROL, a bienes o a otros involucrados, la reincidencia.
3.	Diseñar con el contratista un plan de manejo del incumplimiento dentro de un plazo determinado si la criticidad de aquel lo amerita.
4.	Si el incumplimiento persiste, la Gestoría Administrativa, quien debe tenerlo documentado, comunicará la alarma a los niveles competentes para su involucramiento y conocimiento.
5.	Si el incumplimiento es catalogado como MUY ALTO o ALTO, el Administrador debe comunicarlo de inmediato al Funcionario Autorizado, definir la aplicación de las cláusulas sancionatorias y/o recomendar la terminación anticipada del Contrato y/o establecer, con el acompañamiento del área jurídica, la acción a implementar. Es función del Gestor Jurídico de la gestión administrativa, apoyar al Administrador durante todo el trámite de detección y cierre del incumplimiento.
6.	Si el incumplimiento es catalogado como MEDIO, se debe levantar una NO CONFORMIDAD al contratista y establecer un plan de acción inmediato para subsanarlo. Si el incumplimiento persiste (sobre el mismo hecho), se debe levantar una SEGUNDA NO CONFORMIDAD con igual procedimiento. Si luego de la segunda NO CONFORMIDAD continúa el incumplimiento, se debe proceder de acuerdo al numeral anterior.
7.	Si el incumplimiento es catalogado como BAJO, se debe establecer y comunicar al contratista un plan de manejo con fechas específicas hasta el cierre de éste. De mantenerse el incumplimiento, se dará el tratamiento indicado en el numeral anterior.

3.14	MANEJO DE LAS COMUNICACIÓN E INFORMACIÓN ENTRE ADMINISTRADOR, GESTIÓN ADMINISTRATIVA Y GESTIÓN TÉCNICA

La gestión administrativa será la responsable de asegurar la recepción, control y envío de las comunicaciones referentes a la ejecución del Contrato, que circulen entre la Gestoría Técnica, el Administrador y la Gestoría Administrativa. Lo anterior incluye direccionarlas y asegurar su atención y respuesta oportuna, y su archivo.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

No obstante lo anterior, el Gestor Técnico deberá asegurarse de que en el expediente del Contrato en custodia de la Gestoría Administrativa, quede copia física de todas las comunicaciones de carácter técnico expedidas, para garantizar la trazabilidad de sus acciones realizadas durante la ejecución.

En relación con las comunicaciones que deba expedir el Administrador al Contratista en ejercicio de su rol, el Gestor Técnico o Administrativo, según corresponda, se encargará de proyectarlas. El archivo en el expediente del Contrato, según las normas de gestión documental que se señalan a continuación, corresponderá a la Gestoría Administrativa.

Para la distribución de las comunicaciones tanto técnicas como administrativas se hará uso del Instructivo para el Manejo de Comunicaciones Oficiales, el cual especifica el procedimiento para el flujo de las comunicaciones tanto internas como externas entre ambas Gestorías

Para la recepción y entrega de documentos a los Gestores Integrales de Información, se hará uso del formato Relación de Entrega de Documentos para Archivo.

La Gestoría Administrativa apoyará la elaboración de las comunicaciones establecidas en la lista de chequeo como propias de la etapa de ejecución.

La documentación recibida y custodiada por la Gestoría Administrativa de contratos, se organizará de acuerdo con lo establecido en materia de Gestión Documental, en el Sistema de Gestión Integral, por parte de ECOPETROL. La organización cronológica se hará con base en la fecha del trámite del documento (fechas de radicado, de recibido y enviado respectivamente, y fechas de trámite para los documentos externos). Teniendo en cuenta que se trata de expedientes de riesgo, la foliación se hará de manera inmediata. La Dirección de Servicios Compartidos - DSC podrá establecer los periodos en los que se harán entregas parciales de la documentación al archivo de gestión de ECOPETROL, de acuerdo a los niveles de consulta de la información a su cargo y criticidad del Contrato.

La información que se reciba en medio físico será totalmente digitalizada, registrada en los cuadros de control y archivada en el respectivo expediente contractual y en la Herramienta Corporativa P8.

Las versiones finales de los documentos clasificados como Información Técnica, se entregarán al CIT por parte de la Gestoría Técnica, de acuerdo con lo establecido en el Procedimiento para la Entrega de Documentación al CIT. De las versiones preliminares se guardará copia física en custodia por parte de los Gestores Técnicos, mientras se surten las etapas propias del Contrato y copia electrónica en un repositorio temporal, por parte de la Gestoría Administrativa.

Los Gestores Técnicos y Administrativos tienen la responsabilidad de realizar consultas periódicas de la información publicada en el repositorio oficial, con el fin de mantener la trazabilidad de las acciones realizadas durante la ejecución del Contrato.

3.15.	DISPOSICIONES COMUNES A LA GESTORÍA DE CONTRATOS

El Estatuto Anticorrupción contenido en la Ley 1474 de 2011, norma de orden público de obligatorio cumplimiento, establece responsabilidades en relación con la supervisión e interventoría contractual.

En el caso de ECOPETROL, la Supervisión equivale a la Gestión Administrativa desarrollada a través del Centro de Servicios Compartidos y a la Gestión Técnica realizada por el personal de planta o nómina; la Interventoría equivale a la Gestión Técnica contratada mediante contratos de consultoría sustentados en la necesidad de un conocimiento especializado.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

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GAB-G-001	Elaborado 29/11/2012	Versión: 1

3.15. a. DEBERES Y RESPONSABILIDADES DE LAS GESTORÍAS

Conforme la Ley 1474 de 2011, las gestorías están facultadas para solicitar informes, aclaraciones y explicaciones sobre cualquier aspecto relacionado con la ejecución del contrato.

En materia de responsabilidad, las gestorías tienen obligaciones establecidas por Ley, dentro de las cuales destacamos las siguientes:

1.	Mantener informado al Administrador del contrato y/o Funcionario Autorizado, sobre hechos o circunstancias que puedan constituir actos de corrupción; situaciones que puedan poner o pongan en riesgo el cumplimiento del contrato; incumplimientos contractuales.
2.	Exigir la calidad de los bienes y servicios contratados.
3.	Abstenerse de certificar como recibidos a satisfacción trabajos, servicios o bienes que no han sido ejecutados o recibidos a cabalidad.

Sin perjuicio de otras reglas previstas en el Código Disciplinario Único, el incumplimiento de las obligaciones contenidas en el Estatuto Anticorrupción se califica como falta disciplinaria gravísima atribuible al Gestor. La responsabilidad disciplinaria de las personas jurídicas se exige del representante legal o de los miembros de la Junta Directiva.

Adicionalmente, en lo que respecta a la Gestoría Técnica, la Ley prevé expresamente que el incumplimiento de las obligaciones antes relacionadas, le genera inhabilidad para contratar con el Estado, por el término de cinco (5) años.

Si el Gestor Técnico no informare oportunamente a Ecopetrol de un posible incumplimiento de obligaciones del contrato objeto de gestoría, será solidariamente responsable con el Contratista por los perjuicios que se ocasionen a la Organización.

RELACIÓN DE VERSIONES

Documento Anterior
Versión	Fecha	Antiguo Código y Título	Cambios
		ECP-UCN-G-001	Actualización de la Guía. Inclusión de capitulo
		GUIA PARA LA	de anticipación de demanda, procedimiento
5	31/10/2011	ADMINISTRACIÓN Y	para manejo de incumplimientos, manejo de
		GESTIÓN DE CONTRATOS	contratos de menor cuantía, manejo de
comunicaciones, alcance del procedimiento
cuando ECOPETROL actúa como contratista.
Documento Nuevo
Versión	Fecha	Cambios
1	29/11/2012	Adecuación de roles y responsabilidades en servicio al Administrador del Contrato, establecimiento de contratos con única Gestoría conforme a la matriz de ejecución, actualización conforme a ajustes de normativa en directrices aplicables a la función de Gestoría, actualización conforme al Manual de Delegaciones de Autoridad y al modelo de Administración de Contratos.

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

Plantilla 012	41/42

GUIA PARA LA ADMINISTRACIÓN Y GESTIÓN DE CONTRATOS Y CONVENIOS
GESTION DE ABASTECIMIENTO DIRECCIÓN ESTRATÉGICA DE ABASTECIMIENTO
GAB-G-001	Elaborado 29/11/2012	Versión: 1

Para mayor información sobre este documento dirigirse a quien lo elaboró, en nombre de la dependencia responsable:
Elaboró: Daisy Sahir Navas Guzman
Teléfono: 44214
Buzón: daisy.navas@ECOPETROL.com.co
Dependencia: Dirección Estratégica de Abastecimiento.

Revisó	Aprobó

/s/ ZENIA MILENA ARCINIEGAS	/s/ JAIME A. PINEDA DURAN
ZENIA MILENA ARCINIEGAS	JAIME A. PINEDA DURAN
Directora Asuntos juridico Contracuales (e)	Director Estratégico de Abestecimiento

Todos los derechos reservados para ECOPETROL S.A. Ninguna reproducción total o parcial, copia, transmisión, presentación o divulgación bajo cualquier forma o medio físico, digital, u otro conocido o por conocer, podrá ser realizada sin el permiso previo y escrito del representante legal de ECOPETROL S.A.; salvo las excepciones consignadas en las leyes vigentes de derechos de autor.

Plantilla 012	42/42

ANEXO No. 7

VICEPRESIDENCIA DE SUMINISTRO Y MERCADEO

GERENCIA DE PLANEACIÓN Y SUMINISTRO

CONDICIONES GENERALES PARA LA COMPRA DE MATERIAS PRIMAS (CRUDO)

Las presentes son las Condiciones Generales del Contrato de Compraventa de Crudo. El Contrato se regirá por lo dispuesto en las presentes condiciones, así como en lo dispuesto en las Condiciones Particulares. Las Condiciones Particulares primarán sobre las presentes Condiciones Generales y, por tanto, todo aquello específicamente previsto en las Condiciones Particulares, se preferirá a lo establecido en estas Condiciones Generales.

CONSIDERACIONES GENERALES:

1.	Que EL VENDEDOR se dedica, entre otras actividades, a la exploración, explotación y comercialización de hidrocarburos y productos derivados de estos ó relacionados con estos.

2.	Que EL COMPRADOR ha elaborado el presente Contrato y lo ha puesto a disposición de EL VENDEDOR, quien ha tenido la oportunidad de efectuar los análisis necesarios y suficientes (incluyendo pero sin limitarse a aspectos financieros, económicos, comerciales, legales, tributarios, operativos, técnicos) para comprender sus términos y condiciones, su alcance y las implicaciones que se derivan del mismo.

3.	Que las Partes celebran el presente Contrato, cuyos términos y condiciones son comprendidos, entendidos y aceptados integralmente por ambas Partes.

4.	Que previamente a la suscripción del presente Contrato, EL COMPRADOR envió a EL VENDEDOR un borrador del presente Contrato para que EL VENDEDOR lo estudiara y presentara sus comentarios e inquietudes; por lo anterior, las Partes dejan expresa constancia de que el presente Contrato es un acuerdo de voluntades entre ellas.

5.	Que para efectos de la suscripción de este Contrato EL COMPRADOR verificó previamente en el Boletín de Responsables Fiscales elaborado y publicado por la Contraloría General de la República, que EL VENDEDOR no aparece relacionado en dicho boletín como una de las personas a quienes se les haya dictado fallo con responsabilidad fiscal en firme y no han satisfecho la obligación contenida en aquél. De la misma manera, EL COMPRADOR implementó los mecanismos de control en relación con la prevención del lavado de activos y desarrolló los instrumentos para la adecuada aplicación de los mismos, en cumplimiento de la Política de Prevención del Lavado de Activos y de la Financiación del Terrorismo.

6.	Que EL COMPRADOR en su presupuesto de gastos, cuenta con la respectiva disponibilidad presupuestal para la ejecución del Contrato de que trata este documento.

7	Que de conformidad con la previsión del Manual de Contratación de ECOPETROL S.A. y analizadas la naturaleza y la forma de ejecución de las prestaciones a cargo de las Partes con ocasión del presente Contrato, el Funcionario Autorizado ha calificado el riesgo como bajo, y en consecuencia se prescinde de exigir garantía a EL VENDEDOR.

8.	Que en atención a la planeación contractual realizada, se consultó la Coordinación de Asesoría y Gestión Tributaria de ECOPETROL S.A., con el objeto de evitar cualquier riesgo tributario que se generara para la Empresa como consecuencia de la celebración y ejecución del presente Contrato.

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9.	Que EL COMPRADOR verificó el cumplimiento de las obligaciones para con el sistema de seguridad social por parte del VENDEDOR, mediante certificado suscrito por el revisor fiscal del VENDEDOR.

10.	Que previo a la suscripción del presente contrato, la Gerencia de Planeación y Suministro implementó los mecanismos de control en relación con la prevención del lavado de activos y el financiamiento del terrorismo y desarrolló los instrumentos para la adecuada aplicación de los mismos en lo que corresponde a dicha etapa del proceso relacionado con el grupo de interés “clientes”, dando así cumplimiento a los lineamientos y procedimientos previstos en el SARLAFT de ECOPETROL S.A..

Atendiendo a las anteriores Consideraciones, las Partes han acordado suscribir el presente acuerdo de voluntades, contenido en las siguientes cláusulas:

CLÁUSULA PRIMERA: DEFINICIONES.

Para los propósitos de este Contrato se adoptan las siguientes definiciones, tanto en singular como en plural. Todos los términos no definidos en este Contrato, tendrán el significado establecido en la regulación vigente:

1.	Anexo: Documento que hace parte integral del presente Contrato, y que por lo tanto, se encuentra sujeto a todos los términos y condiciones que resulten aplicables al mismo, especialmente su modificación, adición, terminación y cesión.

2.	Barril: Equivale a ciento cincuenta y ocho coma novecientos ochenta y ocho (158,988) litros.

3.	Contrato: Es el presente acuerdo de voluntades, que incluye tanto las presentes Condiciones Generales, como las Condiciones Particulares, con sus respectivos Anexos.

4.	Día: Se entenderá día calendario cuando no se disponga en forma expresa que es hábil en la República de Colombia.

5.	Dólar y US$: Es la moneda legal de los Estados Unidos de América.

6.	Mes: Es un período que comienza a las 0:00 horas del primer Día de cualquier mes calendario y que termina a las 24:00 horas del último Día de ese mismo mes.

7.	Parte o Partes: Es EL VENDEDOR y EL COMPRADOR individualmente considerado, y EL VENDEDOR y EL COMPRADOR considerados de manera conjunta, respectivamente.

8.	Peso Colombiano: Es la moneda legal de la República de Colombia.

9.	Plazo de Ejecución del Contrato: Es el término que sigue al perfeccionamiento del contrato y cumplimiento de los requisitos de ejecución que apliquen conforme a las normas corporativas de EL COMPRADOR. Y que culmina en la fecha de terminación de las Obligaciones de Entrega de crudo o Producto establecidas en el numeral III de las Condiciones Particulares.

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10.	Punto de Entrega: Es el punto o los puntos en los cuales EL VENDEDOR entregará el Crudo a EL COMPRADOR, de conformidad con lo establecido en numeral VI de las Condiciones Particulares.

11.	Tasa de Cambio o TRM: Es la tasa de cambio representativa del mercado reportada en la página de la Superintendencia Financiera de Colombia, correspondiente a la TRM promedio del mes de las entregas.

CLÁUSULA SEGUNDA: OBJETO.

EL COMPRADOR se obliga a adquirir las cantidades de crudo propiedad de EL VENDEDOR producido en el(los) campo(s) definido(s) en las Condiciones Particulares, y EL VENDEDOR por su parte se obliga a vender y entregar las cantidades de crudo de su propiedad, producido en el(los) campo(s) indicado(s) en las Condiciones Particulares. Este Contrato no incluye el volumen de crudo por concepto de regalías.

PARÁGRAFO PRIMERO: DESTINACIÓN DEL CRUDO. EL COMPRADOR podrá destinar el crudo adquirido a la exportación o a la refinación en el país. El destino del crudo será definido en las Condiciones Particulares.

CLÁUSULA TERCERA: PRECIO.

3.1 El precio a pagar por el crudo puesto en el(los) Punto(s) de Entrega indicado(s) en las Condiciones Particulares, se establecerá con los distintos componentes que hacen parte de la(s) fórmula(s) y se definira el numeral IV de las Condiciones Particulares.

3.2 El precio determinado mediante la fórmula consignada en las Condiciones Particulares comprende los diferentes costos de transporte, manejo, medición e impuestos de transporte a cargo de EL VENDEDOR que se causen hasta la entrega de los crudos objeto de este Contrato en el(los) Punto(s) de Entrega; por lo tanto EL COMPRADOR no hará reconocimiento alguno adicional por los anteriores conceptos.

3.3 Cuando las Partes acuerden Punto(s) de Entrega diferente(s) a el(los) establecido(s) en las Condiciones Particulares, la fórmula de precio será modificada en el ítem que corresponda.

3.4 Los costos de recibo y fiscalización en el caso de las estaciones que se pacte entre las Partes y que no sean operadas por ECOPETROL S.A., serán reconocidos directamente por EL VENDEDOR a la compañía operadora respectiva. EL COMPRADOR no hará reconocimiento alguno adicional por tales conceptos.

3.5 RENEGOCIACIÓN DE PRECIOS. Cualquiera de las Partes podrá solicitar una revisión del precio establecido en la presente cláusula siempre que se presente cualquiera de los siguientes eventos:

a) Un cambio de más o menos dos (2) grados API en la calidad del petróleo crudo producido en el campo/área/bloque/contrato contratado.

b) Un cambio de más o menos dos (2) grados API en la calidad del Crudo Marcador durante tres (3) meses consecutivos. En este evento la solicitud de revisión debe realizarse durante el mes siguiente al período de tres (3) meses consecutivos.

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c) En el evento en que el Crudo Marcador desaparezca y sea necesario definir un nuevo Marcador.

Las Partes, tendrán un plazo de treinta (30) días hábiles para negociar. En caso de lograr un acuerdo, del mismo se dejará constancia mediante la suscripción de un otrosí por parte de EL COMPRADOR y EL VENDEDOR y lo contenido en el mismo se aplicará desde el día siguiente a la fecha en que se suscriba dicho otrosí.

Si al finalizar el plazo de treinta (30) días hábiles no se hubiese logrado un acuerdo, EL COMPRADOR ó EL VENDEDOR podrán informar al otro su intención de dar por terminado el Contrato de acuerdo con lo establecido en la Cláusula Vigésima Tercera de este Contrato.

La terminación no exime a las Partes de cumplir las obligaciones que ya se hubieran causado.

CLÁUSULA CUARTA: ESPECIFICACIONES DE CALIDAD.

La calidad del crudo recibido será garantizada por EL VENDEDOR hasta el Punto de Entrega; sin embargo, la misma será verificada por EL COMPRADOR en el Punto de Entrega indicado en las Condiciones Particulares y deberá cumplir con las especificaciones de calidad ahí definidas.

1.	La densidad de los crudos se determinará por el método de laboratorio ASTM-D-1298 (Método para determinar densidad, densidad específica (Gravedad específica) o Gravedad API de crudo y productos del petróleo líquidos por el método Hidrómetro).
2.	El contenido de agua y sedimento, BSW, se determinará por los métodos:

Agua en suspensión ASTM-D4377 “Método para determinar agua en crudos por titulación potenciométrica Karl Fisher y Sedimentos ASTM-D473” y “Método para determinar sedimentos en crudo y fuel oils por extracción”. Para el contenido de agua y sedimentos en el crudo se aceptarán como valores máximos individuales: 0,50% en volumen para el agua y 0,01% en volumen para los sedimentos.

3.	El contenido de azufre se determinará por el método ASTM-D4294 “Método para determinar azufre en crudo y productos del petróleo por energía dispersiva de rayos X de espectrometría de fluorescencia”.
4.	El contenido de sal será determinado por el método ASTM-D3230 “Método para determinar sal en crudos por el método electrométrico”.

Cuando las especificaciones de BSW, Sal y azufre aquí indicadas no estén dentro del margen permitido, EL COMPRADOR se reserva el derecho de recibir los crudos y comprarlos con un precio ajustado en BSW y Sal. En esos casos el precio del crudo se ajustará según las siguientes tablas:

Contenido de BSW % en Volumen	Corrección (US$/Barril)	A cargo de
0,51 a 0,80	0,10	EL VENDEDOR
0,81 a 1,00	0,20	EL VENDEDOR
1,01 a 1,20	0,30	EL VENDEDOR
1,21 a 1,50	0,40	EL VENDEDOR
>a 1,51	No se recibe

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Contenido de Sal Libras por cada mil Barriles	Corrección (US$/Barril)	A cargo de
20,1 a 30,0	0,160	EL VENDEDOR
30,1 a 40,0	0,180	EL VENDEDOR
40,1 a 60,0	0,200	EL VENDEDOR
60,1 a 80,0	0,220	EL VENDEDOR
80,1 a 100,0	0,240	EL VENDEDOR
>a 100,0	No se recibe

Es entendido que EL VENDEDOR garantizará entregar los crudos objeto de éste contrato con los contenidos de BSW y Sal dentro de los parámetros acordados. Estas correcciones serán aplicadas para entregas diarias o por cada bache entregado.

En caso de que las entregas de crudo superen los valores máximos de la tabla (1,51 % BSW y 100,0 libras de sal por cada mil barriles), y si EL COMPRADOR decidiera optar por el recibo del crudo, las Partes deberán acordar el valor de la corrección correspondiente y de la misma se deberá dejar constancia en un Otrosí firmado por las partes. En caso de no llegar a ningún acuerdo, EL COMPRADOR podrá rechazar el crudo.

Para las entregas para las cuales aplique compensación volúmetrica para establecer el volumen recibido no aplicarán los ajustes por BSM y Sal.

CLÁUSULA QUINTA: FACTURACIÓN Y PAGO.

Si la factura es 100% en dólares: EL VENDEDOR facturará y cobrará a EL COMPRADOR el valor del crudo vendido según los términos de este documento, en sus oficinas de Cuentas por Pagar en Bogotá, dentro de los diez (10) primeros días hábiles del mes siguiente al mes de la(s) entrega(s) del crudo a EL COMPRADOR. Dentro de los primeros seis (6) días hábiles del mes siguiente a las entregas, EL COMPRADOR suministrará a EL VENDEDOR la información que éste requiera para efectuar la facturación correspondiente. Las facturas deberán radicarse en las oficinas de Cuentas por Pagar del COMPRADOR en Bogotá y su fecha de presentación válida para pago será aquella que indique como recibo en la oficina de Cuentas por Pagar del COMPRADOR en Bogotá. La facturación se hará con base en los volúmenes netos, libres de agua y sedimento, corregidos a sesenta (60) grados Fahrenheit recibidos en el(los) Punto(s) de Entrega. Para la aprobación de las facturas, es necesario la presentación de las formas oficiales Cuadro N°4 y/o Forma N° 9SH del Ministerio de Minas y Energía. En el evento que el Ministerio de Minas y Energía no haya entregado firmado los Cuadros N°4 y/o Forma N° 9SH correspondiente al mes que se factura, se aceptará de manera provisional los Cuadros N°4 y/o Forma N° 9SH entregados al Ministerio de Minas y Energía pendientes de ser firmados, pero trimestralmente EL VENDEDOR deberá enviar a EL COMPRADOR copia de los Cuadros N°4 y/o Forma N° 9SH del trimestre inmediatamente anterior debidamente diligenciados y firmados por el Ministerio de Minas y Energía.

Teniendo en cuenta la autorización de pagos en moneda extranjera contenida en el artículo 51 de la Resolución Externa Número 8 de 2000 de la Junta Directiva del Banco de la República, que dispone que podrán pagarse en moneda extranjera las compraventas de petróleo crudo y gas natural de producción nacional que efectúe EL COMPRADOR y las demás entidades dedicadas a la actividad industrial de refinación de petróleo, la facturación que EL VENDEDOR emita por el suministro de crudo a EL COMPRADOR podrá efectuarse en dólares de los Estados Unidos de América.

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En todos los casos, el pago se realizará 100% en dólares y se efectuará a los treinta (30) días calendario siguientes a la presentación de las facturas debidamente diligenciadas, previas las retenciones de ley, si hubiere lugar a ellas. EL VENDEDOR comunicará a EL COMPRADOR previamente y por escrito la cuenta bancaria en donde se efectuará el respectivo pago.

Si la factura es en pesos y dólares: EL VENDEDOR facturará y cobrará a EL COMPRADOR el valor del crudo vendido según los términos de este documento, en sus oficinas de Cuentas por Pagar en Bogotá, dentro de los diez (10) primeros días habiles del mes siguiente al mes de la(s) entrega(s) del crudo a EL COMPRADOR. Dentro de los primeros seis (6) días hábiles del mes siguiente a las entregas, EL COMPRADOR suministrará a EL VENDEDOR la información que éste requiera para efectuar la facturación correspondiente. Las facturas deberán radicarse en las oficinas de Cuentas por Pagar del COMPRADOR en Bogotá y su fecha de presentación válida para pago será aquella que indique como recibo en la oficina de Cuentas por Pagar del COMPRADOR en Bogotá. La facturación se hará con base en los volúmenes netos, libres de agua y sedimento, corregidos a sesenta (60) grados Fahrenheit recibidos en el(los) Punto(s) de Entrega. Para la aprobación de las facturas, es necesario la presentación de las formas oficiales Cuadro N°4 y/o Forma N° 9SH del Ministerio de Minas y Energía. En el evento que el Ministerio de Minas y Energía no haya entregado firmado los Cuadros N°4 y/o Forma N° 9SH correspondiente al mes que se factura, se aceptará de manera provisional los Cuadros N°4 y/o Forma N° 9SH entregados al Ministerio de Minas y Energía pendientes de ser firmados, pero trimestralmente EL VENDEDOR deberá enviar a EL COMPRADOR copia de los Cuadros N°4 y/o Forma N° 9SH del trimestre inmediatamente anterior debidamente diligenciados y firmados por el Ministerio de Minas y Energía.

Teniendo en cuenta la autorización de pagos en moneda extranjera contenida en el artículo 51 de la Resolución Externa Número 8 de 2000 de la Junta Directiva del Banco de la República, que dispone que podrán pagarse en moneda extranjera las compraventas de petróleo crudo y gas natural de producción nacional que efectúe EL COMPRADOR y las demás entidades dedicadas a la actividad industrial de refinación de petróleo, la facturación que EL VENDEDOR emita por el suministro de crudo a EL COMPRADOR podrá efectuarse parcialmente en dólares de los Estados Unidos de América.

En todos los casos, el pago se efectuará a los treinta (30) días calendario siguientes a la radicación de las facturas, previas las retenciones de ley, si hubiere lugar a ellas, así: a) una porción pagadera en pesos colombianos equivalente al porcentaje negociado, de los volúmenes determinados y entregados conforme a lo previsto en este Contrato. b) ) una porción pagadera en pesos colombianos equivalente al porcentaje restante, en dólares de los Estados Unidos de América. EL VENDEDOR comunicará a EL COMPRADOR previamente y por escrito las cuentas bancarias en donde se efectuará el respectivo pago. Para efectos de convertir dólares a pesos, se utilizará la tasa de cambio representativa del mercado según lo reportado en la página de la Superintendencia Financiera de Colombia, correspondiente a la TRM promedio del mes de las entregas.

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Si la factura es 100% en pesos: EL VENDEDOR facturará y cobrará a EL COMPRADOR el valor del crudo vendido según los términos de este documento, en sus oficinas de Cuentas por Pagar en Bogotá, dentro de los diez (10) primeros días hábiles del mes siguiente al mes de la(s) entrega(s) del crudo a EL COMPRADOR. Dentro de los primeros seis (6) días hábiles del mes siguiente a las entregas, EL COMPRADOR suministrará a EL VENDEDOR la información que éste requiera para efectuar la facturación correspondiente. La factura deberá radicarse en las oficinas de Cuentas por Pagar del COMPRADOR en Bogotá y su fecha de presentación válida para pago será aquella que indique como recibo en la oficina de Cuentas por Pagar del COMPRADOR en Bogotá. La facturación se hará con base en los volúmenes netos, libres de agua y sedimento, corregidos a sesenta (60) grados Fahrenheit recibidos en el(los) Punto(s) de Entrega. Para la aprobación de las facturas, es necesario la presentación de las formas oficiales Cuadro N°4 y/o Forma N° 9SH del Ministerio de Minas y Energía. En el evento que el Ministerio de Minas y Energía no haya entregado firmado los Cuadros N°4 y/o Forma N° 9SH correspondiente al mes que se factura, se aceptará de manera provisional los Cuadros N°4 y/o Forma N° 9SH entregados al Ministerio de Minas y Energía pendientes de ser firmados, pero trimestralmente EL VENDEDOR deberá enviar a EL COMPRADOR copia de los Cuadros N°4 y/o Forma N° 9SH del trimestre inmediatamente anterior debidamente diligenciados y firmados por el Ministerio de Minas y Energía.

En todos los casos, el pago se realizará 100% en pesos y se efectuará el pago a los treinta (30) días calendario siguientes a la radicación de la factura, previas las retenciones de ley, si hubiere lugar a ellas. EL VENDEDOR comunicará a EL COMPRADOR previamente y por escrito la cuenta bancaria en donde se efectuará el respectivo pago. Para efectos de convertir dólares a pesos, se utilizará la tasa de cambio representativa del mercado según certificación de la Superintendencia Financiera de Colombia, correspondiente a la TRM promedio del mes de las entregas.

PARÁGRAFO PRIMERO: EL COMPRADOR dispondrá de un período de diez (10) días calendario, contados a partir del recibo de las facturas de venta de los crudos, para revisarlas u objetarlas. En caso de presentarse objeciones sobre facturas, se tomará como fecha de recibo la fecha de radicación de la nueva factura. EL COMPRADOR informará a EL VENDEDOR dentro del plazo previsto, sobre cualquier factura que sea objetada para que sea ajustada y corregida, especificando claramente las partidas que deban ser ajustadas o corregidas y las razones correspondientes. EL VENDEDOR deberá responder la objeción dentro de los diez (10) días hábiles siguientes al recibo de la misma, contados a partir del momento en que EL COMPRADOR haga llegar a EL VENDEDOR todos los documentos que dieron lugar a la objeción, salvo que las Partes determinen de común acuerdo ampliar este plazo si la complejidad de la objeción o cualquier otra circunstancia razonable así lo recomienda.

En caso que EL VENDEDOR no responda la objeción en el plazo descrito, la objeción se entenderá aceptada por EL VENDEDOR. Si EL VENDEDOR resuelve la objeción a favor del COMPRADOR se entenderá que no existió obligación de pago sobre la factura originalmente radicada que fue objeto de objeción. Si EL VENDEDOR resuelve la objeción a su favor, EL COMPRADOR dispondrá de lo necesario para solucionar a la mayor brevedad la controversia, a partir de las previsiones del presente contrato, a los efectos de efectuar el pago de la suma dejada de pagar. Para resolver cualquier discrepancia, cada una de las Partes deberá entregar a la otra Parte copia de los documentos que dieron lugar a la factura y a la objeción. En el evento que EL COMPRADOR esté en desacuerdo con la decisión del VENDEDOR, podrá dar aplicación a lo previsto en la Cláusula Decimoctava de este documento.

PARÁGRAFO SEGUNDO: En caso de mora injustificada en el pago de facturas no objetadas oportunamente por EL COMPRADOR, de acuerdo con lo previsto en el Parágrafo Primero de la presente cláusula, EL COMPRADOR reconocerá a EL VENDEDOR, como interés pagadero en pesos, la máxima tasa de intereses de mora autorizada por la Superintendencia Financiera, durante los días de mora efectivamente transcurridos.

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Solo para pago de facturas 100% en dólares o con porción en dólares: Para efectos de liquidar los intereses de mora, el importe de la(s) factura(s) en dólares que se encuentre(n) en mora de pago se convertirá primero a pesos colombianos, a la tasa de cambio representativa del mercado de su fecha de emisión, según certificación de la Superintendencia Financiera de Colombia.

Las facturas para el cobro de intereses serán pagadas por EL COMPRADOR a los treinta (30) días calendario siguiente a su recibo por parte del COMPRADOR.

Tanto EL COMPRADOR como EL VENDEDOR entienden que las facturas emitidas, así como el presente Contrato prestarán mérito ejecutivo y EL COMPRADOR y VENDEDOR renuncian expresamente a los requerimientos privados o judiciales de constitución en mora.

PARÁGRAFO TERCERO: En caso que EL VENDEDOR se encuentre interesado en realizar factoring con las facturas que se emitan en relación con el presente Contrato, le ofrecerá en primera instancia la opción a EL COMPRADOR.

CLÁUSULA SEXTA: PLAZOS DEL CONTRATO.

El plazo de ejecución del Contrato se establecerá en las Condiciones particulares anexas a este documento.

Dentro de un término de cuatro (4) meses contados a partir de la fecha de finalización del plazo de ejecución del Contrato, las partes deberán suscribir la respectiva acta de liquidación.

En caso de que EL VENDEDOR no concurra a la liquidación, o no haya acuerdo sobre el contenido de la misma dentro del término antes citado, aquél faculta expresamente a EL COMPRADOR para que proceda a realizar la liquidación unilateral en el término de dos (2) meses.

La suspensión de alguna o todas las obligaciones derivadas del presente Contrato no dará lugar a que se amplíe en ningún evento su Plazo de Ejecución.

CLÁUSULA SEPTIMA. INSPECCIÓN Y MEDICIÓN. La cantidad y calidad se medirá en el(los) Punto(s) de Entrega definido(s) en las Condiciones Particulares, y se realizará siguiendo los procedimientos operativos, instructivos, recomendaciones y métodos contemplados en el Manual de Medición de Hidrocarburos de ECOPETROL S.A., (en adelante el “MMH”), que se adjunta como Anexo 4. En caso de modificaciones, adiciones o supresiones al MMH, EL COMPRADOR notificará a EL VENDEDOR de tales cambios, los cuales serán de obligatoria aplicación desde su notificación. Las mediciones de cantidad y calidad deberán ser realizadas por personal calificado. La(s) estación(es) y/o dependencia(s) del COMPRADOR y/o asociado(s) donde se reciba el crudo, certificará(n) el volumen y la calidad (API, BSW y SAL) de los crudos recibidos diariamente en la(s) misma(s).

Para entregas que se realicen en el Puerto de Tumaco,los volúmenes y calidad se certificarán de acuerdo a la CompensacionVolumetrica (CVC), aprobada por los Remitentes y enviada por CENIT

PARÁGRAFO PRIMERO:MEDICIÓN DE CANTIDAD. El volumen se liquidará como Volumen Neto Estándar (NSV) y se entenderá como el volumen total de todos los líquidos de petróleo, excluido el sedimento y agua (BSW) a una temperatura estándar de sesenta grados Farenheight (60º F). La medición se puede realizar con medición estática o dinámica, aplicando los métodos descritos en el MMH.

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PARÁGRAFO SEGUNDO: MEDICIÓN DE CALIDAD. La medición de calidad, permitirá la determinación real de las características del crudo objeto del presente Contrato. Para su determinación se contará con una muestra representativa del volumen total, como se describe en el MMH, Capítulos 8, 9, 10 y 14, y servirá para establecer las desviaciones que puedan afectar el precio del hidrocarburo.

El contenido de azufre de el(los) crudo(s), para efectos de la facturación, será el valor reportado por el Instituto Colombiano del Petróleo (ICP), de acuerdo con los análisis que realiza para cada crudo. EL COMPRADOR actualizará esta información y la entregará a EL VENDEDOR. En caso de que no se pueda contar con el análisis del contenido de azufre realizado por el ICP, el contenido de azufre será, para efectos de facturación, el establecido en las Condiciones Particulares, el cual estará vigente hasta que el ICP realice un nuevo análisis y el mismo sea informado a EL VENDEDOR por parte del COMPRADOR. A partir del día siguiente a la recepción de la información del análisis realizado por el ICP por parte de EL VENDEDOR, el contenido de azufre del crudo para efectos de la facturación será el señalado por EL COMPRADOR en dicho informe. Cualquiera de las partes, cuando lo considere pertinente, podrá solicitar que se realice un nuevo análisis de contenido de azufre por parte del ICP.

Cualquiera de las partes podrá designar cuando lo desee, un inspector independiente para que certifique la calidad y cantidad, verifique el aforo de los tanques o la calibración de los instrumentos de medición de volumen. El costo de los análisis o inspecciones será compartido por partes iguales entre EL COMPRADOR y EL VENDEDOR.

EL VENDEDOR será el encargado de realizar el pago del inspector independiente. EL COMPRADOR pagará a EL VENDEDOR la mitad que le corresponde de la(s) factura(s) por el inspector independiente como un gasto reembolsable.

Los gastos reembolsables no podrán ser superiores a cuarenta millones de pesos (COP 40.000.000) sin IVA por año y deberán ser previamente autorizados y aprobados por EL COMPRADOR. Por este concepto se reconocerá única y exclusivamente el costo del inspector.

El monto de los gastos reembolsables no hará parte del valor del Contrato. El manejo de los gastos reembolsables se realizará de acuerdo con los procedimientos vigentes que tiene EL COMPRADOR para esta clase de gastos (anexo 3).

CLÁUSULA OCTAVA: PUNTO(S) DE ENTREGA.

EL COMPRADOR y EL VENDEDOR acuerdan que el(los) Punto(s) de Entrega y de transferencia de la propiedad del crudo será(n) el(los) estipulado(s) en las Condiciones Particulares.

EL VENDEDOR transfiere a EL COMPRADOR la propiedad del Crudo en el(los) Punto(s) de Entrega definido(s) en las Condiciones Particulares. El VENDEDOR garantiza que al momento de la entrega tendrá el crudo libre de todo gravamen o pretensión económica por parte de ente gubernamental de cualquier nivel o persona natural o jurídica de derecho privado, por cualquier concepto, incluyendo, entre otros, los originados en impuestos, tasas, contribuciones, participaciones o regalías, limitación de dominio o cualquier medida judicial o extrajudicial que pudiera restringir o limitar el uso o disposición del crudo por parte del COMPRADOR. Los costos relacionados con el transporte del crudo hasta el(los) Punto(s) de Entrega así como los costos asociados a la entrega del crudo correrán por cuenta de EL VENDEDOR.

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PARÁGRAFO PRIMERO: Cualquiera de las Partes podrá proponer el cambio o adición de un Punto de Entrega; en tal caso, las Partes, de mutuo acuerdo, definirán el(los) nuevo(s) Punto(s) de Entrega y las condiciones que lo(s) regirán, mediante la suscripción de unas nuevas Condiciones Particulares entre los representantes legales de las Partes.

PARÁGRAFO SEGUNDO: Los volúmenes a recibir en cada una las estaciones definidas en las Condiciones Particulares se establecerán mensualmente de acuerdo con el programa oficial de transporte que establezca EL COMPRADOR.

CLÁUSULA NOVENA. PROGRAMA DE ENTREGAS: EL VENDEDOR deberá entregar a EL COMPRADOR a más tardar el día dos (2) calendario siguiente a la firma de las Condiciones Particulares un programa estimado de producción y entregas para el trimestre siguiente. Teniendo en cuenta que la anterior información es premisa básica para el proceso de planeación de EL COMPRADOR, éste podrá abstenerse de recibir el crudo en caso que EL VENDEDOR no suministre el programa dentro del plazo indicado. Dependiendo de la operación y restricciones las Partes podrán acordar modificaciones y ajustes al plan de entregas, para lo cual bastará comunicación formal entre las mismas.

Es obligación de EL VENDEDOR suministrar y llevar información del campo sobre producción, liquidación de regalías, despachos por carrotanque y/o oleoductos indicando participación y propiedad de cada uno y el recibo oficial en la estación de recibo. Para este fin deberá enviar a EL COMPRADOR diariamente la información solicitada a través del integrador volumétrico del COMPRADOR disponible vía página web, del cual se adjunta el Manual de Usuario como Anexo 5.

Es obligación de EL VENDEDOR diligenciar la respectiva guía de transporte (en los casos que aplique) señalando los campos y volúmenes despachados en cada carrotanque y detallando en el campo “Observaciones” que el crudo corresponde a una venta a Ecopetrol S.A.

En el evento que dentro del plazo pactado en las Condiciones Particulares EL COMPRADOR no pueda recibir en el(los) Punto(s) de Entrega la totalidad del crudo, lo comunicará a EL VENDEDOR con una antelación mínima de tres (3) días calendario y tan pronto como supere la contingencia, anunciará la fecha para la reactivación de los recibos.

De la misma forma, en el evento que por razones propias de la operación del campo, EL VENDEDOR no pueda entregarle a EL COMPRADOR el crudo en alguna de las fechas determinadas en el programa, le informará a EL COMPRADOR por escrito, con tres (3) días calendario de anticipación a la respectiva fecha de entrega, y tan pronto como supere la contingencia, anunciará la fecha para la reactivación de las entregas.

En caso de señalarse un lugar diferente para el recibo del crudo, las partes efectuarán los ajustes establecidos en el ítem que corresponda en las fórmulas definidas. Todo lo anterior deberá constar en las Condiciones Particulares que para tal efecto suscriban Las Partes.

CLÁUSULA DÉCIMA. SEGURIDAD INDUSTRIAL – HSE: Es una obligación especial a cargo del VENDEDOR tener vigente programas de higiene, seguridad industrial y salud ocupacional para la operación de transporte del Crudo hasta el(los) Punto(s) de Entrega.

CLÁUSULA UNDÉCIMA. ADMINISTRACIÓN Y GESTIÓN DEL CONTRATO: El Funcionario Autorizado de ECOPETROL S.A. designará la administración y gestión del Contrato; los designados ejercerán las facultades y obligaciones previstas en la Guía para la Administración y Gestión de Contratos y/o Convenios de ECOPETROL S.A., el cual se incorpora como Anexo 6.

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EL COMPRADOR realizará a EL VENDEDOR una evaluación de su desempeño como Contratista al finalizar la vigencia de las Condiciones Particulares o del Contrato, de conformidad con el instructivo “Evaluación de Desempeño de Contratistas”, el cual será suministrado por EL COMPRADOR a EL VENDEDOR una vez perfeccionado el Contrato.

CLÁUSULA DUODÉCIMA. CESIÓN: EL VENDEDOR no podrá ceder, vender o transferir la totalidad o alguna parte de sus derechos y obligaciones aquí contraídas a una tercera parte, sin el consentimiento previo y escrito del COMPRADOR.

Asimismo frente a transformaciones societarias de EL VENDEDOR, bastará con que le sea notificado por escrito dichos cambios a EL COMPRADOR, dentro de los cinco (5) días siguientes a la formalización, legalización y registro del acto de transformación. En todo caso EL COMPRADOR se reserva el derecho de realizar todo tipo de análisis, evaluaciones de las condiciones y capacidades de la sociedad trasnformada, y requerimientos que sean necesarios para la ejecución del Contrato, y podrá solicitar de EL VENDEDOR toda la información que considere relevante para los citados efectos.

CLÁUSULA DECIMOTERCERA. CADUCIDAD: EL COMPRADOR dará por terminado el Contrato y ordenará su liquidación en el estado en que se encuentre cuando EL VENDEDOR incurra en las conductas prohibidas en el artículo 25 de la Ley 40 de 1993 (pago de sumas de dinero a extorsionistas u ocultar o colaborar, por parte de algún directivo o delegado del VENDEDOR, en el pago por la liberación de una persona secuestrada que sea funcionaria o empleada de EL VENDEDOR o de alguna de sus filiales).

Si se declara la caducidad, no habrá lugar a indemnización para EL VENDEDOR, quien se hará acreedor a las sanciones e inhabilidades previstas en la Ley. La declaratoria de caducidad será constitutiva del siniestro de incumplimiento. ECOPETROL S.A. declarará la caducidad mediante resolución motivada que notificará oportunamente a EL VENDEDOR, quien podrá interponer los recursos de ley. EL VENDEDOR tendrá derecho, previas las deducciones a que hubiera lugar de conformidad con el clausulado de este Contrato, a que se le pague la parte de los bienes o servicios recibidos a satisfacción por parte del COMPRADOR hasta la fecha de declaratoria de caducidad.

CLÁUSULA DECIMOCUARTA. FUERZA MAYOR, CASO FORTUITO Y EVENTOS EXIMENTES: Las obligaciones de cualquiera de las Partes que se deriven del presente Contrato y de las Condiciones Particulares, que no puedan ser cumplidas por causa de Fuerza Mayor, Caso Fortuito o Evento Eximente, total o parcial, serán suspendidas durante el tiempo que duren sus efectos.

La Parte que invoque la ocurrencia de un evento de Fuerza Mayor, Caso Fortuito o Evento Eximente, deberá informar a la otra Parte sobre dicha situación, con su fecha y hora de inicio, inmediatamente por vía telefónica, y por escrito al día hábil siguiente a la ocurrencia del evento, aportando las evidencias que comprueben la ocurrencia del hecho. La Parte notificada de la Fuerza Mayor, Caso Fortuito o Evento Eximente podrá solicitar el envío de mayor información que soporte la declaratoria, y la Parte afectada deberá remitirla dentro de los cinco (5) días hábiles siguientes a su solicitud. De existir discrepancias entre las Partes en cuanto a la configuración del evento, se procederá de acuerdo con los mecanismos de solución de controversias previstos en la Cláusula Decimoctava de este documento.

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La Parte que invoque la ocurrencia de un evento de Fuerza Mayor, Caso Fortuito o Evento Eximente deberá emplear sus mejores esfuerzos para subsanar la causa que dio lugar a su declaratoria, e informará a la otra Parte la fecha y hora en que fue superado dicho evento.

Para los efectos de este Contrato, se entiende por Fuerza Mayor o Caso Fortuito todo evento que pueda calificarse como tal según la Ley Aplicable, que sea imprevisto e irresistible, debidamente comprobado y siempre y cuando sea ajeno a las Partes y ocurra sin su culpa o negligencia.

Se consideran como eventos de Fuerza Mayor o Caso Fortuito, entre otros, los siguientes actos o hechos: a) Epidemias, deslizamientos de tierra, huracanes, inundaciones, avalanchas, rayos, terremotos, incendio, maremoto, naufragio, desastre en transporte terrestre, aéreo, férreo, fluvial y marítimo, que directa o indirectamente contribuyan o resulten en la imposibilidad de alguna de las Partes para cumplir con sus obligaciones. b) Actos o ausencia de actos del Gobierno y de las ramas Legislativa y Judicial, incluyendo leyes, órdenes, reglamentos, decretos, sentencias, acciones judiciales, regulaciones, negación de la emisión, renovación o confirmación de permisos y licencias, que sean realizados por el Gobierno o autoridad competente que tenga jurisdicción sobre las actividades de producción, tratamiento, recolección, transporte, distribución, manejo y compra venta de los crudos y/o productos, y que directa o indirectamente contribuyan o resulten en la imposibilidad de alguna de las Partes para cumplir con sus obligaciones, o que lesionen grave e injustamente los intereses de una o ambas Partes, o comprometan en forma grave su capacidad financiera. c) Actos de desorden civil incluyendo guerra, bloqueos, insurrecciones, motines, protestas en masa y grave amenaza de alguno de los anteriores, plenamente demostrada, y acciones de las fuerzas militares relacionados con o en respuesta a algún acto de desorden civil, que directa o indirectamente contribuyan o resulten en la imposibilidad de alguna de las Partes para cumplir con sus obligaciones.

Se consideran como Eventos Eximentes los siguientes actos: a) La imposibilidad parcial o total para la operación y funcionamiento de las instalaciones y facilidades para la producción, manejo, transporte, entrega o recibo del crudo y/o productos, y de los ductos, carrotanques, botes o cualquier otro medio empleado para su transporte, así como de las conexiones o las instalaciones de cualquiera de las Partes, por actos malintencionados de terceros ajenos al control y manejo directo del VENDEDOR o EL COMPRADOR y sin su culpa, como lo son los ataques o sabotajes terroristas o guerrilleros o las alteraciones graves del orden público, entre otros, que directa o indirectamente contribuyan o resulten en la imposibilidad de alguna de las Partes para cumplir con sus obligaciones, b) Las paradas de emergencia de las instalaciones del VENDEDOR o del COMPRADOR c) Actos de desorden industrial incluyendo cesación ilegal de actividades y paro cuando esos actos contribuyan o resulten en la imposibilidad del COMPRADOR para cumplir con sus obligaciones y d) Actos de desorden industrial incluyendo cesación de actividades, paros y huelgas cuando esos actos contribuyan o resulten en la imposibilidad del VENDEDOR para cumplir con sus obligaciones.

PARÁGRAFO PRIMERO: En ningún caso, cambios en la condición financiera del COMPRADOR o del VENDEDOR constituirán Evento Eximente bajo el presente Contrato.

Ni EL COMPRADOR ni EL VENDEDOR serán responsables por falta de cumplimiento o cumplimiento imperfecto de todas o cualquiera de sus obligaciones señaladas en este acuerdo, si dicha falta es causada por eventos que constituyan Fuerza Mayor, Caso Fortuito o Evento Eximente debidamente comprobados.

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La Fuerza Mayor, Caso Fortuito o Evento Eximente no liberarán a EL COMPRADOR de su obligación de pagar a EL VENDEDOR aquellas facturas por concepto de suministro del crudo que haya sido entregado por EL VENDEDOR, de conformidad con los términos estipulados en este Contrato.

La ocurrencia de alguno de los eventos previstos en esta cláusula no exonerará ni liberará en ningún caso a las Partes del cumplimiento de sus obligaciones contraídas y/o causadas con anterioridad a la ocurrencia de los eventos a los que se refiere esta cláusula.

CLÁUSULA DECIMOQUINTA. APLICACIÓN DE LAS LEYES COLOMBIANAS: Este Contrato y sus respectivas Condiciones Particulares se rigen por la ley colombiana.

CLÁUSULA DECIMOSEXTA. IMPUESTOS: Cada una de las partes de esta compraventa declara que conoce y acepta los impuestos y/o retenciones que le corresponden de acuerdo con la Ley vigente. El pago de todos los impuestos nacionales, departamentales y municipales, gravámenes, tasas, contribuciones, cuotas o similares, que se ocasionen o llegaren a ocasionarse por este Contrato, incluyendo, pero sin limitarse a aquellos incurridos debido a la celebración, formalización, ejecución y terminación o liquidación del presente Contrato, o que surjan con posterioridad a la fecha de firma del presente Contrato, serán de cargo del sujeto pasivo del respectivo tributo, quien deberá pagarlos conforme a las leyes y reglamentos vigentes.

CLÁUSULA DECIMOSÉPTIMA. PERFECCIONAMIENTO: El presente Contrato se perfecciona con la suscripción del mismo y la firma de las Condiciones Particulares. Para efectos de su publicación se dará estricto cumplimiento a las disposiciones de Ecopetrol sobre la materia, previstas en su Manual de Contratación.

CLÁUSULA DECIMOCTAVA. SOLUCIÓN DE CONFLICTOS: En el caso de diferencias, conflictos o disputas relacionados con la interpretación, ejecución y aplicación de este Contrato, las Partes procurarán acudir a los mecanismos alternativos de solución de conflictos regulados legalmente.

CLÁUSULA DECIMONOVENA. IDIOMA CASTELLANO: Este Contrato y sus Condiciones Particulares estás escritos en castellano y constituyen la única forma de obligaciones entre las Partes. Cualquier traducción a otro idioma tendrá únicamente efectos de referencia para las Partes y en ningún momento afectará el significado o la interpretación de la versión en castellano.

CLÁUSULA VIGÉSIMA. VALOR DEL CONTRATO: El valor del Contrato es indeterminado.

CLÁUSULA VIGÉSIMA PRIMERA. CONFIDENCIALIDAD DE LA INFORMACIÓN: Para efectos de este Contrato y de sus Condiciones Particulares, la Parte que da a conocer o revela la información se denominará de aquí en adelante Parte Reveladora y la parte que recibe la información se denominará en adelante Parte Receptora. Las Partes convienen que todas las informaciones de carácter técnico, comercial, industrial o financiero que sean aportadas, intercambiadas y/o elaboradas por las Partes en desarrollo de este Contrato o que cualquiera de las Partes desarrolle, reciba u obtenga con respecto al presente Contrato (en adelante la “Información Confidencial” o la “Información”), estarán sujetas a estricta reserva y confidencialidad, durante la vigencia del Contrato y los tres (3) años siguientes a la fecha de terminación del mismo.

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A los fines del presente Contrato no se considerará Información Confidencial aquella información que: (i) sea de público conocimiento al momento de su revelación o que llegue a ser de conocimiento público, con posteridad a su revelación, por vías diferentes a actos u omisiones de la Parte Receptora; (ii) sea conocida por la Parte Receptora antes o al momento de ser recibida u obtenida bajo el presente Contrato, sin que dicho conocimiento tenga su origen en la violación de una obligación de confidencialidad, (iii) sea desarrollada por la Parte Receptora en forma independiente o con base en información o documentación recibida de un tercero, sin que esto último constituya, a su vez, la violación de una obligación de confidencialidad; (iv) sea recibida u obtenida, de buena fe, por la Parte Receptora, de un tercero, sin que ello constituya, a su vez, la violación de una obligación de confidencialidad; (v) su divulgación y/o revelación fuere requerida por la Parte Receptora por aplicación de legislación vigente, precedente judicial, acto administrativo en firme, orden de autoridad judicial y/o gubernamental competente con jurisdicción sobre las Partes o sus afiliadas, o por normas de cualquier Bolsa de Valores en la cual las acciones de las Partes o corporaciones relacionadas se encuentren registradas, en los términos y en la medida que ello fuere exigido.

La Parte Receptora puede revelar la Información Confidencial a sus directivos, funcionarios, empleados, agentes, socios, representantes o asociados, filiales y subordinadas (denominados genéricamente Representantes).

Si se solicita o se exige por parte de una autoridad judicial o administrativa que la Parte Receptora, en virtud de la ley, reglamentación o resolución judicial, entregue cualquier parte de la Información, dicha Parte Receptora podrá solicitar colaboración a la Parte Reveladora y, si considera, consultará con ésta sobre las medidas que se deben tomar para mantener la confidencialidad.

CLÁUSULA VIGÉSIMA SEGUNDA. OBLIGACIONES ESPECIALES DEL VENDEDOR RELACIONADAS CON LA PREVENCIÓN Y CONTROL DE LAVADO DE ACTIVOS Y FINANCIACIÓN DEL TERRORISMO (LA/FT)

1.	Cumplir a cabalidad con las disposiciones legales sobre prevención y control de lavado de activos y financiación del terrorismo (LA/FT) que le sean aplicables, implementando con eficiencia y oportunidad las políticas y los procedimientos necesarios para tal fin. Para verificar el cumplimiento de esta obligación el COMPRADOR tendrá derecho a realizar o solicitar auditorías financieras, operativas o de cumplimiento al VENDEDOR sus subcontratistas, proveedores y agentes o exigir que EL VENDEDOR presente evaluaciones de su auditoría interna, revisoría o de un consultor externo calificado; y para ello EL VENDEDOR se obliga a establecer los mecanismos necesarios.

2.	No realizar operaciones con personas o entidades cuyos recursos provengan de actividades ilícitas de las contempladas en el Código Penal Colombiano o en cualquier norma que lo sustituya, adicione, o modifique, o sobre quienes se tengan dudas fundadas sobre el origen de sus recursos, con base en informaciones públicas.

3.	Respetar y acatar el Código de Buen Gobierno, las Políticas de Responsabilidad Integral y Responsabilidad Social Empresarial de Ecopetrol, Código de Ética y las políticas de prevención, control y administración del riesgo de lavado de activos y financiamiento del terrorismo (LA/FT) de EL COMPRADOR. Para estos efectos, EL VENDEDOR declara conocer dichos documentos.

4.	Abstenerse de utilizar sus operaciones como instrumento para el ocultamiento, manejo, inversión o aprovechamiento, en cualquier forma, de dinero u otros bienes provenientes de actividades delictivas o para dar apariencia de legalidad a las transacciones y fondos vinculados con las mismas, o destinadas a la realización de actividades ilícitas.

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5.	Informar a EL COMPRADOR y denunciar ante la autoridad competente el acaecimiento de delitos que le afecten personalmente, de cuya comisión tenga conocimiento, especialmente con los delitos relacionados con el lavado de activos y el financiamiento del terrorismo según lo exige el artículo 67 del Código de Procedimiento Penal (Ley 906 de 2004 y las que la modifiquen o deroguen).

6.	Reportar a EL COMPRADOR, los incidentes o novedades que puedan afectar su imagen o reputación y/o la de EL COMPRADOR, dentro de los tres (3) días hábiles siguientes a la ocurrencia de aquellos, a efectos de dar un manejo consensuado a los mismos.

7.	Dar respuesta oportuna a los requerimientos de información y a las aclaraciones que solicite EL COMPRADOR en el desarrollo del presente contrato.

8.	No emplear los recursos que recibirá de EL COMPRADOR para la ejecución de ninguna actividad ilícita de las contempladas en el Código Penal colombiano, como también adoptar medidas tendientes a prevenir que sus empleados o contratistas lo hagan;

9.	Informar a ECOPETROL S.A. el hecho que sea incluido en alguna de las listas restrictivas nacionales o internacionales relacionadas con el lavado de activos y la financiación del terrorismo.

CLÁUSULA VIGÉSIMA TERCERA. TERMINACIÓN ANTICIPADA:

23.1 EL VENDEDOR o EL COMPRADOR podrán dar por terminado, en cualquier momento, este Contrato de compraventa y sin que se vea obligada a indemnizar algún tipo de perjuicio a la otra parte, siempre y cuando la parte que desea dar por terminado el Contrato anticipadamente envíe a la otra parte una comunicación escrita, con treinta (30) días calendario de antelación a la fecha en que se quiere dar por terminado el Contrato.

23.2. Podrá ser causal de terminación anticipada del Contrato sin que haya lugar a indemnización a favor de EL VENDEDOR la violación de las obligaciones previstas a cargo de EL VENDEDOR y especialmente:

1.	Cuando EL VENDEDOR o algunos o algunos de sus accionistas, asociados o socios que directa o indirectamente tengan el CINCO POR CIENTO (5%) o más del capital social, aporte o participación, o alguno de sus directores, administradores, o su revisor fiscal, figuren en las listas internacionales vinculantes para Colombia de conformidad con el derecho internacional (listas de las Naciones Unidas) o en las listas de la OFAC.
2.	Cuando exista en contra de EL VENDEDOR o de sus accionistas, asociados o socios que directa o indirectamente tengan el CINCO POR CIENTO (5%) o más del capital social, aporte o participación, de sus representantes legales y sus miembros de la Junta Directiva, o alguno de sus administradores, o su revisor fiscal investigaciones o procesos penales por delitos relacionados con el financiamiento del terrorismo, el lavado de activos y sus delitos fuente o exista información pública con respecto a tales personas, que puedan colocar a EL COMPRADOR frente a un riesgo legal o reputacional.

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3.	Cuando se presenten elementos o circunstancias que puedan representar para EL COMPRADOR riesgos reputacionales, legales, operativos o de contagio, relacionados con el lavado de activos y /o la financiación del terrorismo.
4.	Cuando se presenten elementos que conlleven dudas fundadas sobre la legalidad de las operaciones de EL VENDEDOR, la licitud de sus recursos o que EL VENDEDOR ha efectuado transacciones u operaciones destinadas a dichas actividades o a favor de personas relacionadas con las mismas.
5.	Cuando se presenten yerros, inconsistencias, discrepancias o falsedades en la documentación e información aportada por EL VENDEDOR para la celebración y ejecución del presente contrato.
6.	Cuando EL VENDEDOR incurra, con ocasión del Contrato y en relación con los grupos armados organizados al margen de la ley, en cualquiera de las siguientes conductas:

•	Ceder injustificadamente ante las amenazas proferidas por dichos grupos;
•	Recibir, suministrar, administrar, intervenir, financiar, transferir, guardar, transportar, almacenar o conservar dineros o bienes provenientes de o con destino a tales grupos o colaborar y prestar ayuda a los mismos;
•	Construir, ceder, arrendar, poner a disposición, facilitar o transferir a cualquier título, bienes para ser destinados a la ocultación de personas o al depósito o almacenamiento de pertenencias de dichos grupos;
•	Paralizar, suspender o disminuir notoriamente el cumplimiento de sus obligaciones contractuales por atender instrucciones de dichos grupos.
•	Incumplir el deber de denunciar hechos punibles, cuya comisión sea imputable a dichos grupos, conocidos con ocasión del Contrato. (Artículo 31 de la Ley 782 de 2002, prorrogado por el artículo 1º de la Ley 1421 de 2010).

23.3 De la misma manera EL COMPRADOR podrá dar por terminada la relación contractual cuando EL VENDEDOR incurra en cualquiera de las siguientes conductas:

1.	Ceder injustificadamente ante las amenazas proferidas por grupos armados al margen de la ley.
2.	Recibir, suministrar, administrar, intervenir, financiar, transferir, guardar, transportar, almacenar o conservar dineros o bienes provenientes de o con destino a tales grupos o colaborar y prestar ayuda a los mismos.
3.	Construir, ceder, arrendar, poner a disposición, facilitar o transferir a cualquier título, bienes para ser destinados a la ocultación de personas o al depósito o almacenamiento de pertenencias de dichos grupos.
4.	Paralizar, suspender o disminuir notoriamente el cumplimiento de sus obligaciones contractuales por atender instrucciones de dichos grupos.
5.	Incumplir el deber de denunciar hechos punibles, cuya comisión sea imputable a dichos grupos, conocidos con ocasión del Contrato.

Para efectos de lo anterior, constituye hecho de EL VENDEDOR la conducta de sus agentes o dependientes, de la cual haya tenido conocimiento.

CLÁUSULA VIGÉSIMA CUARTA. LEY Y NORMATIVIDAD APLICABLE.

24.1 El presente Contrato se regirá por la Ley Colombiana y se interpretará por las Partes y autoridades judiciales o administrativas, considerando los siguientes criterios y prioridades: 1) Las Condiciones Particulares del presente Contrato, a las cuales se dará la mayor aplicación y efecto posible en todos los casos 2) Las presentes Condiciones Generales y 3) La legislación vigente en cuanto aplique al presente Contrato, interpretada conforme a las cláusulas e intención de las Partes en este Contrato.

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24.2 Este Contrato redundará en beneficio de las Partes. En el evento de que por algún cambio en las leyes y/o disposiciones, que entren en vigencia después de la fecha de firma del presente Contrato, se exija que las Partes comprometidas modifiquen este Contrato o celebren otros convenios con terceros para seguir cumpliendo con sus obligaciones bajo el mismo, estas modificaciones o nuevos contratos deberán ser acordados entre las Partes.

24.3 En caso que cualquier disposición de este Contrato por cualquier motivo sea declarada o quede inválida o inejecutable por cualquier ley, norma, reglamento o mandato definitivo e inapelable de cualquier autoridad que tenga jurisdicción, tal ley o decisión no afectará la validez de la parte remanente de este Contrato y la parte remanente quedará en vigor y efecto como si este Contrato hubiera sido otorgado sin la parte inválida o inejecutable. En caso que la invalidez, inejecutabilidad, modificación o enmienda de cualquier disposición de este Contrato altere sustancialmente la ecuación económica de las Partes, dicho Contrato permanecerá en vigor y las Partes negociarán oportunamente, de buena fe, para restaurarlo lo más cercanamente posible a su efecto original, acorde con la intención inicial de las Partes y para eliminar los efectos económicos adversos.

24.4 Este Contrato constituye todo lo acordado entre EL VENDEDOR y EL COMPRADOR correspondiente a la compra y Entrega de crudo y/o productos por parte de EL VENDEDOR a EL COMPRADOR y reemplaza e incorpora todos los convenios y acuerdos anteriores, verbales o escritos, que las Partes tengan en relación con el objeto específico del presente Contrato.

24.5 Este Contrato sólo será modificado mediante nuevo acuerdo suscrito por los representantes legales de las Partes.

CLÁUSULA VIGÉSIMA QUINTA.

DOMICILIO: Para todos los efectos legales el domicilio del presente Contrato será la ciudad de Bogotá D.C.

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